         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
U.S. SECURITIES AND AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                 JULY 18, 2006
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                     []

PRE-EFFECTIVE AMENDMENT NO.                                                 []
                           --

POST-EFFECTIVE AMENDMENT NO. 95                                            [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940             []

AMENDMENT NO. 94                                                           [x]

                                ---------------
                            WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                WITH A COPY TO:


                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006


It is proposed that this filing will become effective (check appropriate box):
   Immediately upon filing pursuant to Rule 485(b), or


[]   60 days after filing pursuant to Rule 485(a)(1), or


[x]   on October 1, 2006, pursuant to Rule 485(a)(1)


[]   75 days after filing pursuant to Rule 485(a)(2), or


[]   on       pursuant to Rule 485(a)(2)
        -----


If appropriate, check the following box:


[]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Explanation Note: This Post-Effective Amendment No. 95 to the Registration Statement of Wells Fargo Funds Trust ("The Trust") is being filed to make changes to certain investment strategies and risks of existing Funds of the Trust.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Explanatory Note

This Post-Effective Amendment No. 95 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed primarily to introduce certain material changes to the structure of the prospectuses to be utilized for the Wells Fargo Advantage Funds, including specific enhancements to the language regarding the principal investment strategies and risks for the Wells Fargo Advantage WealthBuilder Portfolios and Wells Fargo Advantage Income Funds.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                 OCTOBER 1, 2006

                                   Prospectus

                                 Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS

Government Securities Fund
(Class C only)

High Yield Bond Fund

Income Plus Fund

Inflation-Protected Bond Fund

Intermediate Government Income Fund

Short Duration Government Bond Fund

Stable Income Fund

Strategic Income Fund

Total Return Bond Fund

Ultra-Short Duration Bond Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information                         3
Government Securities Fund                   4
High Yield Bond Fund                         7
Income Plus Fund                            12
Inflation-Protected Bond Fund               16
Intermediate Government                     22
  Income Fund
Short Duration Government                   26
  Bond Fund
Stable Income Fund                          30
Strategic Income Fund                       37
Total Return Bond Fund                      42
Ultra-Short Duration Bond                   48
  Fund
Summary of Principal                        53
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust               56
The Investment Adviser                      56
The Sub-Advisers and                        56
  Portfolio Managers
Dormant Investment Advisory                 59
  Arrangements
Dormant Multi-Manager                       59
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes                   60
Reductions and Waivers of Sales Charges     62
Pricing Fund Shares                         67
How to Open an Account                      68
How to Buy Shares                           69
How to Sell Shares                          71
How to Exchange Shares                      74
Account Policies                            76

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                               78
Taxes                                       79
Master/GatewaySM Structure                  80
Financial Highlights                        82
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;
..    how we intend to invest your money; and
..    what makes the Fund different from the other Funds offered in this
     Prospectus.

This section also provides a summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Government Securities Fund, High Yield Bond Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund, Total Return Bond Fund and Ultra-Short Duration Bond Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the key risk factors for each Fund. A complete description of these and other risks is found in the "Summary of Principal Investment Risks" section.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
This section describes the MASTER/GATEWAY structure applicable to the Inflation-Protection Bond Fund, Stable Income Fund, and Total Return Bond Fund. A gateway fund is a fund that invests its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION:
10/29/1986
CLASS C
Ticker: WGSCX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and
..    up to 20% of the Fund's assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis to select the specific securities for investment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Leverage Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk
     .    Stripped Securities Risk
     .    U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

4 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

                               Calendar Year Total Returns for Class C 1
                                          as of 12/31 each year
1996       1997       1998         1999      2000        2001       2002       2003       2004       2005
1.72%      7.89%      6.98%       -2.15%     10.13%      7.65%      9.40%      1.66%      2.12%      1.31%

            BEST AND WORST QUARTER
  Best Quarter:       Q3    2002        5.36%
  Worst Quarter:      Q2    2004       -3.03%

        The Fund's year-to-date performance through June 30, 2006, was %.

AVERAGE ANNUAL TOTAL RETURNS
 as of 12/31/05                                    1 YEAR    5 YEARS   10 YEARS
 CLASS C1
  Returns Before Taxes                              0.31%      4.37%       4.59%
  Returns After Taxes on Distributions/2/          -1.00%      2.55%       2.42%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/2/                           0.24%      2.66%       2.56%
 LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT
  BOND INDEX/3/                                     1.68%      4.82%       5.50%
  (reflects no deduction for fees,
  expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE EXCLUDING CREDIT
  BOND INDEX/4/                                     2.58%       N/A         N/A
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Class of shares commenced operations on December 26, 2002. Performance for the Class C shares of the Government Securities Fund prior to April 11, 2005, reflects the performance of the Class C shares of the Strong Government Securities Fund, its predecessor fund, and prior to December 26, 2002, reflects the performance of the Investor Class shares of the Strong Government Securities Fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                    GOVERNMENT SECURITIES FUND 5

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investments)        CLASS C
  Maximum sales charge                            None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                                  None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)     CLASS C
  Management Fees/1/                              0.41%
  Distribution (12b-1) Fees                       0.75%
  Other Expenses/2/                               0.63%
  TOTAL ANNUAL FUND                               1.79%
  OPERATING EXPENSES
  Fee Waivers                                     0.09%
  NET EXPENSES/3/                                 1.70%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply); and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                       CLASS C
If you sell your shares at the end of the period:
   1 Year              $    273
   3 Years             $    555
   5 Years             $    961
  10 Years             $  2,098
If you do NOT sell your shares at the end of the period:
   1 Year              $    173
   3 Years             $    555
   5 Years             $    961
  10 Years             $  2,098

6 GOVERNMENT SECURITIES FUND

HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Phil Susser
Roger Wittlin

FUND INCEPTION:
11/29/2002
CLASS A
Ticker: HYBAX
CLASS B
Ticker: HYBBX
CLASS C
Ticker: HYBCX

INVESTMENT OBJECTIVE
The High Yield Bond Fund seeks total return with a high level of current income.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in corporate debt securities that are below investment-grade; and
..    up to 20% of total assets in preferred and convertible securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. We will generally invest in below investment-grade debt securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. The average credit quality of the Fund's portfolio is expected to be equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We do not manage the Fund's portfolio to a specific maturity or duration.

We focus on individual security selection (primarily using a "bottom-up" approach) and seek to identify high yield securities that appear comparatively undervalued. We use our knowledge of various industries to assess the risk/return tradeoff among issuers within particular industries, in seeking to identify compelling relative value investments. We analyze the issuers' long-term prospects and focus on characteristics such as management, asset coverage, free cash flow generation, liquidity and business risk. Our research and analysis highlights industry drivers, competitive position and operating trends with an emphasis on cash flow. We also talk to management, and consult industry contacts, debt and equity analysts, and rating agencies.We purchase securities when attractive risk/reward ideas are identified and sell securities when either the securities become overvalued or circumstances change in a way that adversely affects this risk/return profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                          HIGH YIELD BOND FUND 7

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

8 HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Calendar Year Total Returns for Class A 1
       as of 12/31 each year
2003        2004       2005
14.93%      9.25%      2.42%

            BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003       7.30%
  Worst Quarter:      Q1    2005      -1.31%

        The Fund's year-to-date performance through June 30, 2006, was %.

AVERAGE ANNUAL TOTAL RETURNS
 as of 12/31/05                                    1 YEAR     LIFE OF FUND/2/
 CLASS A1
  Returns Before Taxes                              -2.19%         6.77%
  Returns After Taxes on Distributions/3/           -4.61%         4.11%
  Returns After Taxes on Distributions and Sale
   of Fund Shares/3/                                -1.45%         4.25%
 CLASS B1 Returns Before Taxes                      -3.25%         6.74%
 CLASS C1 Returns Before Taxes                       0.76%         7.61%
 MERRILL LYNCH HIGH YIELD MASTER II INDEX/4/         2.74%        13.58%
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Class of shares commenced operations on November 29, 2002.
2 The Classes commenced operations on November 29, 2002. The returns for the Classes and Index in the column are shown from that date.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
4 The Merrill Lynch High Yield Master II Index is a market capitalization weighted index of domestic and Yankee high yield bonds. The Index tracks the performance of high yield securities traded in the U.S. bond market. You cannot invest directly in an index.

                                                          HIGH YIELD BOND FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)      CLASS A     CLASS B      CLASS C
  Maximum sales charge                           4.50%       None         None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                         None/1/     5.00%        1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee/2/                              2.00%       2.00%        2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A     CLASS B      CLASS C
  Management Fees/3/                             0.55%       0.55%        0.55%
  Distribution (12b-1) Fees                      0.00%       0.75%        0.75%
  Other Expenses/4/                              0.69%       0.69%        0.69%
  TOTAL ANNUAL FUND                              1.24%       1.99%        1.99%
  OPERATING EXPENSES
  Fee Waivers                                    0.09%       0.09%        0.09%
  NET EXPENSES5                                  1.15%       1.90%        1.90%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
4 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

10 HIGH YIELD BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply); and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year      $     562      $     693      $     293
   3 Years     $     817      $     916      $     616
   5 Years     $   1,092      $   1,264      $   1,064
  10 Years     $   1,875      $   2,025      $   2,310
 If you do NOT sell your shares at the end of the period:
   1 Year      $     562      $     193      $     193
   3 Years     $     817      $     616      $     616
   5 Years     $   1,092      $   1,064      $   1,064
  10 Years     $   1,875      $   2,025      $   2,310

                                                         HIGH YIELD BOND FUND 11

INCOME PLUS FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
W. Frank Koster
Thomas M. Price, CFA

FUND INCEPTION:
7/13/1998
CLASS A
Ticker: STYAX
CLASS B
Ticker: STYBX
CLASS C
Ticker: WFIPX

INVESTMENT OBJECTIVE
The Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in income-producing securities;
..    up to 35% of the Fund's assets in debt securities that are below investment-grade; and
..    up to 25% of the Fund's assets in debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities, including corporate, mortgage- and asset-backed securites, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. We invest in both investment-grade and below investment-grade debt securities. Below investment-grade debt securities (often called "high yield" securities or "junk bonds") offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least Caa by Moody's or CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We expect to maintain an average credit quality for this portion of the Fund's portfolio equivalent to B or higher. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from both income and the potential for capital appreciation. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

12 INCOME PLUS FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Currency Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Foreign Obligations Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk
     .    U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                             INCOME PLUS FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

                Calendar Year Total Returns for Class A 1
                          as of 12/31 each year
1999        2000       2001       2002       2003       2004       2005
-3.47%      2.77%      7.76%      7.33%      8.41%      6.55%      1.41%

            BEST AND WORST QUARTERS
  Best Quarter:       Q2    2003       4.16%
  Worst Quarter:      Q2    2004      -1.96%

      The Fund's year-to-date performance through June 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
 as of 12/31/05                                1 YEAR   5 YEARS  LIFE OF FUND/2/
 CLASS A1
  Returns Before Taxes                         -3.17%    5.29%        3.87%
  Returns After Taxes on Distributions/3/      -5.16%    3.01%        1.37%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/3/                      -2.07%    3.13%        1.72%
 CLASS B1 Returns Before Taxes                 -4.34%    5.15%        3.74%
 CLASS C1 Returns Before Taxes                 -0.34%    5.47%        3.74%
 LEHMAN BROTHERS UNIVERSAL BOND INDEX/4/        2.72%    6.26%        6.07%
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Class commenced operations on July 13,1998. Performance for Class A, Class B, and Class C shares of the Fund prior to November 8, 1999, reflects performance of the applicable share class of the Stagecoach Strategic Income Fund, its predecessor fund. Effective at the close of business on November 5, 1999, the Stagecoach Funds were reorganized into the Wells Fargo Funds (Reg. TM). Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 The Classes commenced operations on July 13, 1998. The returns for the Classes and Index in the column are shown from that date.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
4 The Lehman Brothers Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

14 INCOME PLUS FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investments)      CLASS A   CLASS B   CLASS C
  Maximum sales charge                            4.50%     None      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                          None/1/   5.00%     1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                                  None     None      None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A   CLASS B   CLASS C
  Management Fees/2/                             0.55%     0.55%     0.55%
  Distribution (12b-1) Fees                      0.00%     0.75%     0.75%
  Other Expenses/3/                              0.70%     0.70%     0.70%
  TOTAL ANNUAL FUND                              1.25%     2.00%     2.00%
  OPERATING EXPENSES
  Fee Waivers                                    0.25%     0.25%     0.25%
  NET EXPENSES/4/                                1.00%     1.75%     1.75%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply); and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year      $     547      $     678      $     278
   3 Years     $     805      $     903      $     603
   5 Years     $   1,082      $   1,255      $   1,055
  10 Years     $   1,872      $   2,022      $   2,307
 If you do NOT sell your shares at the end of the period:
   1 Year      $     547      $     178      $     178
   3 Years     $     805      $     603      $     603
   5 Years     $   1,082      $   1,055      $   1,055
  10 Years     $   1,872      $   2,022      $   2,307

                                                             INCOME PLUS FUND 15

INFLATION-PROTECTED BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION:
2/28/2003
CLASS A
Ticker: IPBAX
CLASS B
Ticker: IPBBX
CLASS C
Ticker: IPBCX

INVESTMENT OBJECTIVE
The Inflation-Protected Bond Fund seeks total return while providing protection against inflation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities; and
..    up to 20% of the Fund's assets in adjustable or variable rate debt securities, including mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Inflation-Protected Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTATGE FUNDS, or directly in a portfolio of securtities.

Through the Inflation-Protected Bond Portfolio, we invest principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

16 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Inflation-Protected Debt Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk
     .    U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                INFLATION-PROTECTED BOND FUND 17

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolio(s). Please see "MASTER/GATEWAY Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIO              ALLOCATION       SUB-ADVISER
 INFLATION PROTECTED BOND STYLE
   Inflation-Protected Bond Portfolio        100.00%      Wells Capital Management Incorporated
                                          ---------
 TOTAL FUND ASSETS                           100.00%

18 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

                    Calendar Year Total Returns for Class A 1
                              as of 12/31 each year
2004    2005
7.30%   2.14%

           BEST AND WORST QUARTERS
  Best Quarter:       Q1    2004       4.70%
  Worst Quarter:      Q2    2004      -3.32%

        The Fund's year-to-date performance through June 30, 2006, was %.

AVERAGE ANNUAL TOTAL RETURNS
 as of 12/31/05                                1 YEAR         LIFE OF FUND/2/
 CLASS A1
  Returns Before Taxes                          -2.46%            2.83%
  Returns After Taxes on Distributions/3/       -4.51%            1.17%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/3/                       -1.52%            1.47%
 CLASS B1 Returns Before Taxes                  -3.62%            2.67%
 CLASS C1 Returns Before Taxes                   0.28%            3.66%
 LEHMAN BROTHERS U.S. TIPS INDEX/4/              2.84%            5.27%
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Class commenced operations on February 28, 2003.
2 The Classes commenced operations on February 28, 2003. The returns for the Classes and Index in the column are shown from that date.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
4 The Lehman Brothers U. S. TIPS (Treasury Inflation-Protected Securities) Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

                                                INFLATION-PROTECTED BOND FUND 19

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investments)     CLASS A    CLASS B   CLASS C
  Maximum sales charge                           4.50%      None      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                         None/1/    5.00%     1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                                 None       None      None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A   CLASS B   CLASS C
  Management Fees/2/                             0.45%     0.45%     0.45%
  Distribution (12b-1) Fees                      0.00%     0.75%     0.75%
  Other Expenses/3/                              0.78%     0.79%     0.79%
  TOTAL ANNUAL FUND                              1.23%     1.99%     1.99%
  OPERATING EXPENSES5
  Fee Waivers                                    0.38%     0.39%     0.39%
  NET EXPENSES/4/                                0.85%     1.60%     1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees reflect the fees charged by Funds Managment for providing investment advisory services to the Inflation-Protected Bond Portfolio. The following fee schedule is charged to the Inflation-Protected Bond Portfolio based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.
5 Includes expenses allocated from the Inflation-Protected Bond Portfolio. Gross expense ratios excluding waivers allocated from the Inflation-Protected Bond Portfolio are XX% for Class A and XX% for Class B and Class C.

20 INFLATION-PROTECTED BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply); and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year         $  533         $  663         $  263
   3 Years        $  787         $  887         $  587
   5 Years        $1,060         $1,237         $1,037
  10 Years        $1,840         $1,996         $2,285
 If you do NOT sell your shares at the end of the period:
   1 Year         $  533         $  163         $  163
   3 Years        $  787         $  587         $  587
   5 Years        $1,060         $1,037         $1,037
  10 Years        $1,840         $1,996         $2,285

                                                INFLATION-PROTECTED BOND FUND 21

INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
William Stevens

FUND INCEPTION:
12/31/1982
CLASS A
Ticker: NVGAX
CLASS B
Ticker: NVBGX
CLASS C
Ticker: WFGCX

INVESTMENT OBJECTIVE
The Intermediate Government Income Fund seeks to provide current income consistent with safety of principal.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations; and
..    up to 20% of the Fund's assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in fixed and variable rate U.S. Government obligations, including fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are determined by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls or reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective duration will be within the range of 3- and 5-year U.S. Treasury notes. As a result, the dollar-weighted average effective maturity of the Fund generally ranges from 3 to 10 years.

We invest in debt securities that we believe offer attractive returns and are undervalued relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We also employ modest yield curve and interest rate positioning in order to enhance returns or protect principal. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

22 INTERMEDIATE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk
     .    Stripped Securities Risk
     .    U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                          INTERMEDIATE GOVERNMENT INCOME FUND 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

                    Calendar Year Total Returns for Class A 1
                              as of 12/31 each year
1996    1997    1998     1999     2000    2001    2002    2003    2004    2005
3.13%   8.72%   9.65%   -2.21%   11.02%   6.59%   9.65%   1.61%   1.88%   1.21%

           BEST AND WORST QUARTER
  Best Quarter:       Q3    1998      5.91%
  Worst Quarter:      Q2    2004     -2.51%

     The Fund's year-to-date performance through June 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
 as of 12/31/05                                  1 YEAR      5 YEARS    10 YEARS
 CLASS A1
  Returns Before Taxes                            -3.35%       3.18%      4.55%
  Returns After Taxes on Distributions/2/         -4.68%       1.38%      2.31%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/2/                         -2.18%       1.63%      2.47%
 CLASS B1 Returns Before Taxes                    -4.55%       2.98%      4.24%
 CLASS C1 Returns Before Taxes                    -0.55%       3.35%      4.24%
 LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT
  BOND INDEX/3/                                    1.68%       4.82%      5.50%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A commenced operations on May 2, 1996; Class B commenced operations on May 17, 1996; and Class C commmenced operations on November 8, 1999. Performance for the Class A and Class B shares of the Fund prior to November 8, 1999, reflects performance of the Class A and Class B shares of the Norwest Advantage Intermediate Government Income Fund, its predecessor fund. Performance for the Class A shares prior to May 2, 1996, reflects the performance of the Institutional Class shares of the Fund. Performance for the Class B shares prior to May 17, 1996, reflects the performance of the Institutional Class shares of the Fund. Performance for Class C shares prior to November 8, 1999, reflects performance of the Class B shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

24 INTERMEDIATE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)       CLASS A   CLASS B   CLASS C
  Maximum sales charge                           4.50%      None      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                         None/1/    5.00%     1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                                 None       None      None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A    CLASS B    CLASS C
  Management Fees/2/                             0.45%      0.45%      0.45%
  Distribution (12b-1) Fees                      0.00%      0.75%      0.75%
  Other Expenses/3/                              0.78%      0.79%      0.79%
  TOTAL ANNUAL FUND                              1.23%      1.99%      1.99%
  OPERATING EXPENSES
  Fee Waivers                                    0.38%      0.39%      0.39%
  NET EXPENSES/4/                                0.85%      1.60%      1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply); and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year         $  533         $  663         $  263
   3 Years        $  787         $  887         $  587
   5 Years        $1,060         $1,237         $1,037
  10 Years        $1,840         $1,996         $2,285
 If you do NOT sell your shares at the end of the period:
   1 Year         $  533         $  163         $  163
   3 Years        $  787         $  587         $  587
   5 Years        $1,060         $1,037         $1,037
  10 Years        $1,840         $1,996         $2,285

                                          INTERMEDIATE GOVERNMENT INCOME FUND 25

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
12/18/1992
CLASS A
Ticker: MSDAX
CLASS B
Ticker: MSDBX
CLASS C
Ticker: MSDCX

INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in U.S. Government obligations; and
..    up to 20% of the Fund's assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are determined by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall effective duration is less than that of a 3-year U.S. Treasury note.

We invest in debt securities that we believe offer attractive returns and are undervalued relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We also employ modest yield curve and interest rate positioning in order to enhance returns or protect principal. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

26 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk
     .    Stripped Securities Risk
     .    U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                          SHORT DURATION GOVERNMENT BOND FUND 27

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Short Duration Government Bond Fund was organized as a successor fund to the Montgomery Short Duration Government Bond Fund. The predecessor Montgomery fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

                    Calendar Year Total Returns for Class A 1
                              as of 12/31 each year
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
4.97%   6.18%   7.48%   2.31%   7.83%   7.55%   5.99%   1.92%   1.16%   1.28%

           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2001       3.34%
  Worst Quarter:      Q2    2004      -1.31%

      The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
  as of 12/31/05                                1 YEAR      5 YEARS     10 YEARS
 CLASS A1
  Returns Before Taxes                          -1.76%       2.92%        4.32%
  Returns After Taxes on Distributions/2/       -2.88%       1.45%        2.43%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/2/                       -1.15%       1.60%        2.50%
 CLASS B1 Returns Before Taxes                  -2.37%       2.90%        4.32%
 CLASS C1 Returns Before Taxes                  -0.47%       2.89%        4.31%
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT
  BOND INDEX/3/                                  1.73%       3.83%        4.89%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A commenced operations on March 11, 1996; Class B and Class C commenced operations on May 31, 2002. Performance for the Class A shares prior to June 9, 2003, reflects the performance of the Class A shares of the Montgomery Short Duration Government Bond Fund, its predecessor fund and prior to March 11, 1996, reflects the performance of the Class R shares of the predecessor fund. Performance for Class B and Class C shares of the Fund prior to May 31, 2002, reflects the performance of the Class R shares of the Montgomery Short Duration Government Bond Fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.

28 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)       CLASS A   CLASS B   CLASS C
  Maximum sales charge                           3.00%      None      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                         None/1/    3.00%     1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                                 None       None      None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A   CLASS B   CLASS C
  Management Fees/2/                             0.44%     0.44%     0.44%
  Distribution (12b-1) Fees                      0.00%     0.75%     0.75%
  Other Expenses/3/                              0.84%     0.83%     0.85%
  TOTAL ANNUAL FUND                              1.28%     2.02%     2.04%
  OPERATING EXPENSES
  Fee Waivers                                    0.43%     0.42%     0.44%
  NET EXPENSES/4/                                0.85%     1.60%     1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% CDSC if they are redeemed within one year from date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply); and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year         $  384         $  463         $  263
   3 Years        $  652         $  693         $  597
   5 Years        $  941         $  965         $1,058
  10 Years        $1,762         $1,788         $2,334
 If you do NOT sell your shares at the end of the period:
   1 Year         $  384         $  163         $  163
   3 Years        $  652         $  593         $  597
   5 Years        $  941         $  965         $1,058
  10 Years        $1,762         $1,788         $2,334

                                          SHORT DURATION GOVERNMENT BOND FUND 29

STABLE INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Galliard Capital Management, Inc.

PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA

FUND INCEPTION:
11/11/1994
CLASS A
Ticker: NVSAX
CLASS B
Ticker: NVSBX
CLASS C
Ticker: WSICX

INVESTMENT OBJECTIVE
The Stable Income Fund seeks stability of principal while providing lower volatility total return.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in income-producing debt securities; and
..    up to 20% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

Through the Stable Income Portfolio, we invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective duration to be between 0.7 to 1.2 years.

We emphasize securities in the spread sectors of the market with higher return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that compares the "real economic yield" of securities and selects those securities with the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

30 STABLE INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Debt Securities Risk
     .    Derivatives Risk
     .    Foreign Obligations Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk
     .    U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                           STABLE INCOME FUND 31

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolio(s). Please see "MASTER/GATEWAY Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS      ALLOCATION       SUB-ADVISER
 STABLE INCOME FUND STYLE
   Stable Income Portfolio            100.00%      Wells Capital Management Incorporated
                                   ---------
 TOTAL FUND ASSETS                    100.00%

32 STABLE INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

                    Calendar Year Total Returns for Class A 1
                              as of 12/31 each year
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
5.46%   6.46%   5.87%   3.43%   6.82%   5.33%   3.03%   1.50%   1.07%   2.14%

           BEST AND WORST QUARTERS
  Best Quarter:       Q1    2001       2.32%
  Worst Quarter:      Q2    2004      -0.44%

        The Fund's year-to-date performance through June 30, 2006, was %.

 AVERAGE ANNUAL TOTAL RETURNS
  as of 12/31/05                                   1 YEAR    5 YEARS    10 YEARS
 CLASS A1
  Returns Before Taxes                              0.09%      2.23%       3.90%
  Returns After Taxes on Distributions/2/          -0.91%      1.24%       2.26%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/2/                           0.06%      1.30%       2.30%
 CLASS B1 Returns Before Taxes                     -0.12%      1.86%       3.32%
 CLASS C1 Returns Before Taxes                      0.38%      1.87%       3.22%
 LEHMAN BROTHERS 9-12 MONTHS
  U.S. SHORT TREASURY INDEX/3/                      2.52%      2.87%       4.33%
  (reflects no deduction for fees,
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT
  BOND INDEX/4/                                     1.77%      4.15%       5.06%
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS SHORT-TERM
  U.S. GOVERNMENT/CREDIT BOND INDEX/5/              2.63%      N/A          N/A
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A commenced operations on May 2, 1996; Class B commenced operations on May 17, 1996; and Class C commenced operations on June 30, 2003. Performance for Class A and Class B shares of the Fund prior to November 8, 1999, reflects performance of the applicable share class of the Norwest Advantage Stable Income Fund, its predecessor fund. Performance for Class A shares prior to May 2, 1996, reflects performance of the Institutional Class shares of the predecessor fund. Performance for Class B shares prior to May 17, 1996, reflects performance of the Institutional Class shares of the predecessor fund. Performance for Class C shares prior to June 30, 2003, reflects performance of the Institutional Class shares of the Fund. Predecessor performance shown for a class has been adjusted to reflect aplplicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.treasury bills, notes and bonds with a remaining maturity from nine up to (but not including) twelve months. It excludes zero coupon strips.You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.

                                                           STABLE INCOME FUND 33

5 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

34 STABLE INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)       CLASS A   CLASS B   CLASS C
  Maximum sales charge                           2.00%     None      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                         None      1.50%     1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                                 None      None      None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A   CLASS B   CLASS C
  Management Fees/2/                             0.44%     0.44%     0.44%
  Distribution (12b-1) Fees                      0.00%     0.75%     0.75%
  Other Expenses/3/                              0.68%     0.68%     0.68%
  TOTAL ANNUAL FUND                              1.12%     1.87%     1.87%
  OPERATING EXPENSES5
  Fee Waivers                                    0.27%     0.27%     0.27%
  NET EXPENSES/4/                                0.85%     1.60%     1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% CDSC if they are redeemed within one year from date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Managment for providing investment advisory services to the Stable Income Portfolio. The following fee schedule is charged to the Fund based on the Portfolio's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.
5 Includes expenses allocated from the Stable Income Portfolio. Gross expense ratios excluding waivers allocated from the Stable Income Portfolio are XX% for Class A and XX% for Class B and Class C.

                                                           STABLE INCOME FUND 35

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply); and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year         $  285         $  313         $  263
   3 Years        $  523         $  562         $  562
   5 Years        $  779         $  900         $  986
  10 Years        $1,512         $1,627         $2,168
 If you do NOT sell your shares at the end of the period:
   1 Year         $  285         $  163         $  163
   3 Years        $  523         $  562         $  562
   5 Years        $  779         $  900         $  986
  10 Years        $1,512         $1,627         $2,168

36 STABLE INCOME FUND

STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas M. Price, CFA

FUND INCEPTION:
11/30/2000
CLASS A
Ticker: SASAX
CLASS B
Ticker: SASIX
CLASS C
Ticker: SASCX

INVESTMENT OBJECTIVE
The Strategic Income Fund seeks total return with a high level of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in income-producing securities;
..    up to 30% of the Fund's assets in debt securities of foreign issuers;
..    up to 20% of the Fund's assets in debt securities that are in default at the time of purchase; and
..    up to 20% of the Fund's assets in equities and convertible securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing securities. These may include corporate obligations, convertible securities and bank loans.We typically invest in debt securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. The Fund may invest all of its assets in below investment-grade debt securities (often called "high-yield" securities or "junk bonds"). We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade porfolio securities. We may also invest in stripped securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                        STRATEGIC INCOME FUND 37

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Currency Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Foreign Obligations Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

38 STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Strategic Income Fund was organized as the successor fund to the Strong Advisor Strategic Income Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

Calendar Year Total Returns for Class A 1
         as of 12/31 each year
2001    2002     2003     2004     2005
6.96%   -6.41%   33.38%   11.96%   2.81%

          BEST AND WORST QUARTERS
  Best Quarter:      Q2    2003      12.13%
  Worst Quarter:     Q2    2002      -8.11%

      The Fund's year-to-date performance through June 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
 as of 12/31/05                              1 YEAR    5 YEARS   LIFE OF FUND/2/
 CLASS A1
  Returns Before Taxes                       -1.81%     7.98%        8.92%
  Returns After Taxes on Distributions/3/    -4.17%     4.40%        5.33%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/3/                     0.87%     4.58%        5.40%
 CLASS B1 Returns Before Taxes               -2.98%     7.48%        8.55%
 CLASS C1 Returns Before Taxes                1.00%     7.74%        8.65%
 LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD
  BOND INDEX/4/                               2.74%     8.85%        9.11%
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Class commenced operations on November 30, 2000. The Performance for the Class A, Class B, and Class C shares of the Strategic Income Fund prior to April 11, 2005, reflects the performance of the applicable share class of the Strong Advisor Strategic Income Fund, its predecessor fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 The Classes commenced operations on November 30, 2000. The returns for the Classes and Index in the column are shown from that date.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
4 The Lehman Brothers U.S.Corporate High Yield Bond Index is an unmanaged, U.S.dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

                                                        STRATEGIC INCOME FUND 39

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)       CLASS A   CLASS B   CLASS C
  Maximum sales charge                          4.50%       None      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                         None/1/    5.00%     1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee/2/                              2.00%      2.00%     2.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A   CLASS B   CLASS C
  Management Fees/3/                             0.55%     0.55%     0.55%
  Distribution (12b-1) Fees                      0.00%     0.75%     0.75%
  Other Expenses/4/                              1.02%     1.01%     1.01%
  TOTAL ANNUAL FUND                              1.57%     2.31%     2.31%
  OPERATING EXPENSES
  Fee Waivers                                    0.47%     0.46%     0.46%
  NET EXPENSES/5/                                1.10%     1.85%     1.85%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 Percentage of the net proceeds deducted if shares are redeemed (or exchanged) within 30 days after purchase. This fee is retained by the Fund. Please see the "Redemption Fees" section under "How to Sell Shares" for further information.
3 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
4 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

40 STRATEGIC INCOME FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply); and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year         $  557         $  688         $  288
   3 Years        $  879         $  977         $  677
   5 Years        $1,224         $1,394         $1,194
  10 Years        $2,195         $2,337         $2,610
 If you do NOT sell your shares at the end of the period:
   1 Year         $  557         $  188         $  188
   3 Years        $  879         $  677         $  677
   5 Years        $1,224         $1,194         $1,194
  10 Years        $2,195         $2,337         $2,610

                                                        STRATEGIC INCOME FUND 41

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
6/30/1997
CLASS A
Ticker: MBFAX
CLASS B
Ticker: MBFBX
CLASS C
Ticker: MBFCX

INVESTMENT OBJECTIVE
The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in bonds;
..    at least 80% of the Fund's assets in investment-grade debt securities;
..    up to 25% of the Fund's assets in asset-backed securities, other than mortgage-backed securities; and
..    up to 20% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTATGE FUNDS, or directly in a portfolio of securtities.

Through the Total Return Bond Portfolio, we invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

42 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    Foreign Obligations Risk
     .    Leverage Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk
     .    Stripped Securities Risk
     .    U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                       TOTAL RETURN BOND FUND 43

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolio(s). Please see "MASTER/GATEWAY Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS      ALLOCATION       SUB-ADVISER
 TOTAL RETURN BOND STYLE
   Total Return Bond Portfolio        100.00%      Wells Capital Management Incorporated
                                   ---------
 TOTAL FUND ASSETS                    100.00%

44 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Total Return Bond Fund was organized as a successor fund to the Montgomery Total Return Bond Fund. The predecessor Montgomery fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

          Calendar Year Total Returns for Class A 1
                    as of 12/31 each year
1998    1999     2000     2001    2002    2003    2004    2005
8.51%   -0.78%   11.85%   9.37%   9.80%   4.37%   3.99%   1.91%

           BEST AND WORST QUARTERS
  Best Quarter:       Q3    2002       4.86%
  Worst Quarter:      Q2    2004      -2.44%

      The Fund's year-to-date performance through June 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
 as of 12/31/05                                1 YEAR   5 YEARS  LIFE OF FUND/2/
 CLASS A1
  Returns Before Taxes                         -2.67%    4.87%       5.85%
  Returns After Taxes on Distributions/3/      -3.91%    3.07%       3.51%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/3/                      -1.74%    3.06%       3.53%
 CLASS B1 Returns Before Taxes                 -3.93%    4.78%       6.03%
 CLASS C1 Returns Before Taxes                  0.08%    5.02%       5.94%
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/4/   2.43%    5.87%       6.16%
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Class commenced operations on October 31, 2001. Performance for the Class A, Class B, and Class C shares of the Fund prior to June 9, 2003, reflects the performance of the applicable share class of the Montgomery Total Return Bond Fund, the predecessor fund and prior to October 31, 2001, reflects the performance of the Class R shares of the predecessor fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 These Classes commenced operations on October 31, 2001. The returns for the Classes and the index in the column are shown from that date.
3 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
4 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                       TOTAL RETURN BOND FUND 45

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)       CLASS A   CLASS B   CLASS C
  Maximum sales charge                           4.50%      None      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                         None/1/    5.00%     1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                                 None       None      None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A   CLASS B   CLASS C
  Management Fees/2/                             0.42%     0.42%     0.42%
  Distribution (12b-1) Fees                      0.00%     0.75%     0.75%
  Other Expenses/3/                              0.70%     0.69%     0.70%
  TOTAL ANNUAL FUND                              1.12%     1.86%     1.87%
  OPERATING EXPENSES/5/
  Fee Waivers                                    0.22%     0.21%     0.22%
  NET EXPENSES/4/                                0.90%     1.65%     1.65%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the Total Return Bond Portfolio. The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.
5 Includes expenses allocated from the Total Return Bond Portfolio. Gross expense ratios excluding waivers allocated from the Total Return Bond Portfolio are XX% for Class A and XX% for Class B and Class C.

46 TOTAL RETURN BOND FUND

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply); and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell you shares at the end of the period:
   1 Year         $  538         $  668         $  268
   3 Years        $  769         $  864         $  566
   5 Years        $1,019         $1,186         $  991
  10 Years        $1,733         $1,878         $2,172
 If you do NOT sell your shares at the end of the period:
   1 Year         $  538         $  168         $  168
   3 Years        $  769         $  564         $  566
   5 Years        $1,019         $  986         $  991
  10 Years        $1,733         $1,878         $2,172

                                                       TOTAL RETURN BOND FUND 47

ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA

FUND INCEPTION:
3/31/1994
CLASS A
Ticker: STSDX
CLASS B
Ticker: SSDKX
CLASS C
Ticker: SSHCX

INVESTMENT OBJECTIVE
The Ultra-Short Duration Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in debt securities;
..    up to 25% of the Fund's assets in below investment-grade debt securities;
     and
..    up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities, including U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest a significant amount in mortgage- and asset-backed securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's average effective duration to be one year or less.

We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis and rigorous credit research to select the securities that we believe can add value. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

48 ULTRA-SHORT DURATION BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Debt Securities Risk
     .    Derivatives Risk
     .    Foreign Obligations Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Regulatory Risk
     .    Stripped Securities Risk
     .    U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                               ULTRA-SHORT DURATION BOND FUND 49

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Ultra-Short Duration Bond Fund was organized as the successor fund to the Strong Advisor Short Duration Bond Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

                    Calendar Year Total Returns for Class A 1
                              as of 12/31 each year
1996     1997    1998    1999    2000    2001    2002    2003    2004    2005
10.02%   6.68%   4.08%   5.77%   6.48%   5.13%   1.29%   2.16%   1.01%   2.75%

           BEST AND WORST QUARTERS
  Best Quarter:       Q2    1997       2.95%
  Worst Quarter:      Q1    2002      -0.66%

      The Fund's year-to-date performance through June 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
 as of 12/31/2005                                    1 YEAR   5 YEARS   10 YEARS
 CLASS A1
  Returns Before Taxes                                0.70%    2.05%      4.29%
  Returns After Taxes on Distributions/2/             0.58%    0.70%      2.20%
  Returns After Taxes on Distributions and
   Sale of Fund Shares/2/                             0.44%    0.93%      2.35%
 CLASS B1 Returns Before Taxes                        0.46%    1.54%      3.75%
 CLASS C1 Returns Before Taxes                        0.96%    1.58%      3.60%
 LEHMAN BROTHERS 9-12 MONTHS SHORT TREASURY
  INDEX/3/                                            2.52%    2.87%      4.33%
  (reflects no deduction for fees,
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT
  BOND INDEX/4/                                       1.77%    4.15%      5.06%
  (reflects no deduction for fees,
  expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS SHORT-TERM
  U.S. GOVERNMENT/CREDIT BOND INDEX/5/                2.92%     N/A        N/A
  (reflects no deduction for fees,
  expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Class commenced operations on November 30, 2000. Performance for the Class A, Class B, and Class C shares of the Ultra-Short Duration Bond Fund prior to April 11, 2005, reflects the performance of the applicable share class of the Strong Advisor Short Duration Bond Fund, its predecessor fund. Performance for the Class A, Class B, and Class C shares prior to November 30, 2000, reflects the performance of the Class Z shares of the Fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.treasury bills, notes and bonds with a remaining maturity from nine up to (but not including) twelve months. It excludes zero coupon strips.You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes

50 ULTRA-SHORT DURATION BOND FUND
     securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.
5 The Lehman Brothers Short Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months.You cannot invest directly in an index.

                                               ULTRA-SHORT DURATION BOND FUND 51

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from your investment)       CLASS A   CLASS B   CLASS C
  Maximum sales charge                           2.00%     None      None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                         None/1/    .50%     1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE ("NAV") AT
  PURCHASE)
  Redemption Fee                                 None      None      None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)   CLASS A   CLASS B   CLASS C
  Management Fees/2/                             0.45%     0.45%     0.45%
  Distribution (12b-1) Fees                      0.00%     0.75%     0.75%
  Other Expenses/3/                              0.94%     0.94%     0.94%
  TOTAL ANNUAL FUND                              1.39%     2.14%     2.14%
  OPERATING EXPENSES
  Fee Waivers                                    0.59%     0.59%     0.59%
  NET EXPENSES/4/                                0.80%     1.55%     1.55%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 0.50% CDSC if they are redeemed within one year from date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply); and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C
 If you sell your shares at the end of the period:
   1 Year         $  280         $  308         $  258
   3 Years        $  568         $  599         $  613
   5 Years        $  877         $  985         $1,095
  10 Years        $1,755         $1,856         $2,426
 If you do NOT sell your shares at the end of the period:
   1 Year         $  280         $  158         $  158
   3 Years        $  568         $  599         $  613
   5 Years        $  877         $  985         $1,095
  10 Years        $1,755         $1,856         $2,426

52 ULTRA-SHORT DURATION BOND FUND

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on individual fund pages and are described below. Additional information about the principal risks is included the the Statement of Additional Information.

ACTIVE TRADING RISK         Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
CURRENCY RISK               A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK        Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                            Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                            Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                            Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
FOREIGN OBLIGATIONS RISK    Investments in foreign securities are subject to more risks than U.S. domestic investments. These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment- grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 53

INFLATION-PROTECTED DEBT    Inflation-protected debt securities are structured to provide protection against the negative effects
SECURITIES RISK             of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary.
                            For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The value of a security, and therefore the value of Fund shares may be reduced by market activity.
                            This is a basic risk associated with all securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest rates
SECURITIES RISK             tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK    Stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.

  54 SUMMARY OF PRINCIPAL INVESTMENT RISKS


U.S. GOVERNMENT SECURITIES  Securities issued by U.S. Governement agencies or government-sponsored entities may not be guaranteed
RISK                        by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Governement, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the
                            Federal Housing Administration or the Department of Veterans Affairs. Government-related regulators
                            (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National
                            Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 55

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser(s) who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. Each sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.


GALLIARD CAPITAL MANAGEMENT,    ("Galliard"), located at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is the investment
INC.                            sub-adviser for the Stable Income Fund and the Stable Income Portfolio in which the Fund invests.
                                In this capacity, Galliard is responsible for the day-to-day investment management of the Stable
                                Income Portfolio. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. Galliard is compensated for its services by Funds Management from the fees Fund Management receives for its services as adviser to the
                                Stable Income Portfolio.
RICHARD MERRIAM, CFA            Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a
Stable Income Fund              Managing Partner at Galliard. He is responsible for investment process and strategy.
                                Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight
                                Management. Mr. Merriam earned his B.A. degree in Economics and English from the
                                University of Michigan and his M.B.A. degree from the University of Minnesota.
AJAY MIRZA, CFA                 Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and
Stable Income Fund              Mortgage Specialist. Prior to joining Galliard, Mr. Mirza was a research analyst at Insight
                                Investment Management and at Lehman Brothers. Mr. Mirza earned his B.E. degree in
                                Instrumentation from the Birla Institute of Technology (India), his M.A. degree in
                                Economics from Tulane University, and his M.B.A. degree from the University of
                                Minnesota.

 56 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
WELLS CAPITAL MANAGEMENT        ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San
INCORPORATED                    Francisco, CA 94105, is the sub-adviser for the all of the Funds in this Prospectus except for the
                                Stable Income Fund, and for the master portfolios in which the Inflation-Protected Bond Fund and
                                Total Return Bond Fund each invests substantially all of their assets. In this capacity Wells
                                Capital Management is responsible for the day-to-day investment management activities of the Funds.
                                Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital Managment is compensated for its services to the Funds by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds.
MICHAEL J. BRAY, CFA            Mr. Bray joined Wells Capital Management in 2005 as a Portfolio Manager on the Government Securities
                                Fund Customized Fixed Income Team. Prior to joining Wells Capital Management, he was the
                                Inflation-Protected Bond Fund Principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC from 2004 to 2005. From 1996 to 2004, he was managing director at
                                State Street Research and Management, focusing on mutual fund and institutional account management.
                                From 1990 to 1996, he was with Merrill Lynch & Company as vice president of mortgage securities research and sales. Prior to Merrill Lynch, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities from 1988 to 1990. Mr. Bray received a B.S.
                                degree in Math and Actuarial Science from the University of Connecticut, Storrs. He received his
                                M.B.A. degree from Pennsylvania State University.
MARIE CHANDOHA                  Ms. Chandoha joined Wells Capital Management in 2003 as a Senior Portfolio Manager
Short Duration Government       and serves as co-head of the Montgomery Fixed Income investment strategies. Prior to
 Bond Fund                      joining Wells Capital Management, Ms. Chandoha was a portfolio manager, principal
Total Return Bond Fund          and co-head of the Montgomery Fixed Income division at Montgomery Asset
                                Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at
                                Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of Global Fixed Income and
                                Economics Research at Credit Suisse First Boston, where she managed the global bond and economics research department of 125 professionals. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard
                                University, with a B.A. degree in Economics.
W. FRANK KOSTER                 Mr. Koster joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Government Securities Fund      joining Wells Capital Management, Mr. Koster was with Strong Capital Management,
Income Plus Fund                Inc. ("SCM") since March 1999, first as a Senior Vice President of SCM's Institutional
                                Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM's institutional fixed-income accounts. Mr. Koster received his B.S. degree in Economics from the College of Wooster in 1979.
JAY N. MUELLER, CFA             Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Government Securities Fund      joining Wells Capital Management, he was a portfolio manager with SCM since 1991.
Inflation-Protected Bond Fund   He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to
Ultra-Short Duration Bond       joining SCM, he was a securities analyst and portfolio manager at R. Meeder &
  Fund                          Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 57


THOMAS O'CONNOR, CFA            Mr. O'Connor joined Wells Capital Management in 2003 as a Portfolio Manager and is
Short Duration Government       responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a
 Bond Fund                      portfolio manager in the Fixed Income Division of Montgomery Asset Management.
Total Return Bond Fund          Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously,
                                Mr. O'Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at
                                First Boston and Smith Barney. Mr. O'Connor is a member of the Association for
                                Investment Management and Research. He earned his B.A. degree in Business Adminis-
                                tration from the University of Vermont.
THOMAS M. PRICE, CFA            Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Income Plus Fund                joining Wells Capital Management, he was with SCM since April 1996 as a fixed income
Strategic Income Fund           research analyst and, since May 1998, as a portfolio manager. During this period, Mr.
Ultra-Short Duration Bond       Price managed several fixed-income funds and separate accounts. Mr. Price began his
  Fund                          investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in
                                Finance from the Kellogg Graduate School of Management, Northwestern University.
WILLIAM STEVENS                 Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer
Intermediate Government         and Senior Managing Director and currently serves as Senior Portfolio Manager and
 Income Fund                    co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells
Short Duration Government       Capital Management, Mr. Stevens was president and chief investment officer of
 Bond Fund                      Montgomery Asset Management with oversight responsibility for all the investment-
Total Return Bond Fund          related activities, as well as co-head and founder of the fixed income division. Before joining Montgomery in 1992, Mr. Stevens was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de
                                Zoete Wedd Securities. Previously, he headed the structured product department at
                                Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.
PHIL SUSSER                     Mr. Susser joined the Sutter High Yield Fixed Income team at Wells Capital
High Yield Bond Fund            Management as a senior analyst in 2001 and is currently a Portfolio Manager. He began his high yield experience in 1995. Prior to joining Wells Capital Management, Mr. Susser worked at Deutsche Bank Securities Inc. as a research analyst. Prior to that, he evaluated venture investment opportunities for MediaOne Ventures, and prior to that, spent three years as a securities lawyer representing underwriters and issuers of high yield debt at Cahill Gordon and Shearman & Sterling. He earned his B.A. degree in
                                Economics from the University of Pennsylvania and his law degree from the University of Michigan Law School.
ROGER WITTLIN                   Mr. Wittlin is the head and lead portfolio manager of the Sutter High Yield Fixed
High Yield Bond Fund            Income team at Wells Capital Management. Mr. Wittlin joined Wells Fargo in 2000 and managed both the bank's high yield team and its proprietary high yield portfolio. Mr.
                                Wittlin has over 20 years of capital markets experience with Goldman Sachs, Deutsche
                                Bank and Lehman Brothers. At Deutsche Bank, Mr. Wittlin was a Managing Director. At
                                Goldman Sachs, Mr. Wittlin was Vice President of the Principal Investment Group which purchased and structured distressed and sub-performing assets. At Lehman Bothers,
                                Mr. Wittlin was a member of the Fixed Income Department. Mr. Wittlin earned dual
                                Masters degrees in International Management and Business Administration from the
                                American Graduate School of International Management and earned a B.A. degree in
                                Journalism from Arizona State University.

 58 ORGANIZATION AND MANAGEMENT OF THE FUNDS

==

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, each a gateway fund, Funds Management acts as investment adviser for Each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as Each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Stable Income Fund {HAS HAVE 2} a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which each gateway Fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Government Securities, High Yield Bond, Inflation-Protected Bond, Short Duration Government Bond, Strategic Income, Total Return Bond and Ultra-Short Duration Bond Funds. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers;
(2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 59

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The following classes of shares are available through this Prospectus:

    . Class A Shares - with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.

    . Class B Shares - with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.

    . Class C Shares - with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see "Class B Share CDSC Schedule" below for further details.

Class B shares are available for all the Funds in this Prospectus, except for the Government Securities Fund. Class C shares are available for all Funds in this Prospectus. Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus. Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULES
If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

 60 A CHOICE OF SHARE CLASSES

CLASS A SHARES, EXCEPT FOR THE SHORT DURATION GOVERNMENT BOND FUND,
                 STABLE INCOME FUND AND ULTRA-SHORT
   DURATION BOND FUND, HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
                              FRONT-END SALES        FRONT-END SALES
                               CHARGE AS %           CHARGE AS %
                                OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE          OFFERING PRICE            INVESTED
  Less than $50,000                4.50%                  4.71%
  $50,000 to $99,999               4.00%                  4.17%
  $100,000 to $249,999             3.50%                  3.63%
  $250,000 to $499,999             2.50%                  2.56%
  $500,000 to $999,999             2.00%                  2.04%
  $1,000,000 and over/1/           0.00%                  0.00%

/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


CLASS A SHARES FOR THE SHORT DURATION GOVERNMENT BOND FUND HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
                              FRONT-END SALES        FRONT-END SALES
                               CHARGE AS %           CHARGE AS %
                                OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE          OFFERING PRICE            INVESTED
  Less than $50,000                3.00%                  3.09%
  $50,000 to $99,999               2.50%                  2.56%
  $100,000 to $249,999             2.00%                  2.04%
  $250,000 to $499,999             1.50%                  1.52%
  $500,000 to $999,999             1.00%                  1.01%
  $1,000,000 and over/1/           0.00%                  0.00%

1 We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.


CLASS A SHARES FOR THE STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND
                    HAVE THE FOLLOWING SALES CHARGE SCHEDULE:
                              FRONT-END SALES        FRONT-END SALES
                               CHARGE AS %           CHARGE AS %
                                OF PUBLIC           OF NET AMOUNT
 AMOUNT OF PURCHASE          OFFERING PRICE            INVESTED
  Less than $50,000                2.00%                  2.04%
  $50,000 to $99,999               1.50%                  1.52%
  $100,000 to $249,999             1.00%                  1.01%
  $250,000 to $499,999             0.75%                  0.76%
  $500,000 to $999,999             0.50%                  0.50%
  $1,000,000 and over/1/           0.00%                  0.00%

1 We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARE CDSC SCHEDULES
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date, three years for the Short Duration Government Bond Fund, and two years for the Stable Income Fund and Ultra-Short Duration Bond Fund, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:

                                                    A CHOICE OF SHARE CLASSES 61


CLASS B SHARES, EXCEPT FOR THE SHORT DURATION GOVERNEMENT BOND FUND, STABLE
INCOME FUND, AND ULTRA-SHORT DURATION BOND FUND, HAVE THE FOLLOWING CDSC
SCHEDULE:

 REDEMPTION WITHIN              1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS
 CDSC                            5.00%      4.00%      3.00%      3.00%      2.00%      1.00%      0.00%     A shares


CLASS B SHARES FOR THE SHORT DURATION GOVERNMENT BOND FUND HAVE THE FOLLOWING
CDSC SCHEDULE:

 REDEMPTION WITHIN        1 YEAR       2 YEARS       3 YEARS       4 YEARS        5 YEARS
 CDSC                      3.00%         2.00%         1.00%         0.00%        A Shares


CLASS B SHARES FOR THE STABLE INCOME FUND AND ULTRA-SHORT DURATION BOND FUND
HAVE THE FOLLOWING CDSC SCHEDULE:

 REDEMPTION WITHIN                  1 YEAR        2 YEAR        3 YEAR        4 YEAR         5 YEAR
 CDSC                                1.50%         0.75%         0.00%         0.00%         A Shares

The CDSC percentage you pay on shares purchased prior to June 9, 2003, is applied to the lower of the NAV of the shares on the date of original purchase or the NAV of the shares on the date of redemption. For shares purchased on or after June 9, 2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for seven years, three years for the Short Duration Government Bond Fund, and two years for the Stable Income Fund and Ultra-Short Duration Bond Fund, the CDSC expires. After shares are held for seven years, four years for the Short Duration Government Bond Fund, the Stable Income Fund and the Ultra-Short Duration Bond Fund the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:


CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR
TOAPRIL 11, 2005 HAVE THE FOLLOWING CDSC SCHEDULE:

 REDEMPTION WITHIN              1 YEAR    2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                            5.00%     4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

CLASS C SHARE SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARE SALES CHARGE WAIVERS AND REDUCTIONS
If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the waiver or reduction and to provide appropriate proof of eligibility.

..  You pay no sales charges on Fund shares you buy with reinvested distributions.
..  You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.
.. You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption.
.. You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.
.. You may reinvest into a Wells Fargo Advantage Fund with no sales charge proceeds of a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee, or a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund, and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).
.. By signing a Letter of Intent ("LOI") prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount specified in the LOI. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
.. Rights of Accumulation ("ROA") allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.
.. You, or your fiduciary or trustee, may tell us to apply volume discounts, including the reductions offered for ROAs and LOIs. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

ACCOUNTS THAT CAN BE AGGREGATED
The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:

     . individual accounts;
     . joint accounts;
   . IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a
     WELLS FARGO ADVANTAGE FUNDS prototype agreement;
   . 403(b) accounts; and
   . accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).

ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:
     . Section 529 college savings plan accounts;
   . accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;
   . accounts held directly in a WELLS FARGO ADVANTAGE FUNDS account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
   . accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (i.e., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement (but not including employer sponsored IRAs) (collectively, "Employer Sponsored Retirement Plans").

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

..    Current and retired employees, directors/trustees and officers of:
..    WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
..    Wells Fargo & Company and its affiliates; and
..    family members of any of the above.

..  Current employees of:
     . the Fund's transfer agent;
     . broker-dealers who act as selling agents;
     . immediate family members (spouse, sibling, parent or child) of any of the above; and
     . each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

.. Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds' distributor that allows for load-waived Class A purchases.
.. Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.
..  Section 529 college savings plan accounts.
..  Insurance company separate accounts-shares acquired by insurance company separate accounts.
..  Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE
   WEALTHBUILDER PORTFOLIOSSM and WELLS FARGO ADVANTAGE LIFE STAGE
   PORTFOLIOSSM).
.. Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS

.. You pay no CDSC on Fund shares you purchase with reinvested distributions. .. We waive the CDSC for all redemptions made because of scheduled (Internal
   Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service ("IRS") guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)
.. We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability" is defined in Internal Revenue Code Section 72(m)(7).)
..  We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.
..  We waive the Class B share CDSC for withdrawals made by former Norwest
   Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)
..  For Class B shares purchased after May 18, 1999 for former Norwest Advantage
   Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after May 18, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
   . withdrawals are made by participating in the Systematic Withdrawal Plan;
     and
   . withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).
..  We waive the Class C CDSC if the dealer of record waived its commission with a Fund's approval.
.. We waive the Class C CDSC where a Fund did not pay a sales commission at the time of purchase.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

 FUND                               CLASS B          CLASS C
 Government Securities               N/A             0.75%
 High Yield Bond                    0.75%            0.75%
 Income Plus                        0.75%            0.75%
 Inflation-Protected Bond           0.75%            0.75%
 Intermediate Government            0.75%            0.75%
  Income
 Short Duration Government          0.75%            0.75%
  Bond
 Stable Income                      0.75%            0.75%
 Strategic Income                   0.75%            0.75%
 Total Return Bond                  0.75%            0.75%
 Ultra-Short Duration Bond          0.75%            0.75%

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the investment adviser, the Fund's distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Portfolio's assets invested directly in securities, Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 67

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   . directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   . through a brokerage account with an approved selling agent; or


   . through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

 68 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

MINIMUM INVESTMENTS              INITIAL PURCHASE                                             SUBSEQUENT PURCHASES
------------------------------   ----------------------------------------------------------   --------------------------------------
Regular accounts                 $1,000                                                       $100
Automatic Investment Plans       $50                                                          $50
IRAs, IRA rollovers, Roth IRAs   $50                                                          $100
UGMA/UTMA accounts               $50                                                          $50
Employer Sponsored               no minimum                                                   no minimum
 Retirement Plans

BUYING SHARES                    OPENING AN ACCOUNT                                           ADDING TO AN ACCOUNT
------------------------------   ----------------------------------------------------------   --------------------------------------
Through Your Investment          Contact your investment representative                       Contact your investment representative
  Representative
------------------------------   ----------------------------------------------------------   --------------------------------------

By Mail                          . Complete and sign your account application                 . Fill out the deposit slip from your
                                 . Mail the application with your check made payable to the     account statement. If you do not
                                   Fund to Investor Services at:                                have a slip, include a note with
                                                                                                your name, the Fund name, and your
                                 REGULAR MAIL                   OVERNIGHT ONLY                  account number.
                                 ------------                   --------------
                                 WELLS FARGO ADVANTAGE FUNDS    WELLS FARGO ADVANTAGE FUNDS   . Mail the deposit slip or note with
                                 P.O. Box 8266                  Attn: CCSU-Boston Financial     your check made payable to the Fund
                                 Boston, MA 02266-8266          66 Brooks Drive                 to the address on the left.
                                                                Braintree, MA 02184
------------------------------   ----------------------------------------------------------   --------------------------------------

By Telephone                     A new account may not be opened by telephone unless          To buy additional shares or to buy
                                 you have another Wells Fargo Advantage Fund account          shares of a new Fund call:
                                 with your bank information on file.If you do not currently   . Investor Services at
                                 have an account, refer to the section on buying shares by      1-800-222-8222
                                 mail or wire.                                                  or
                                                                                              . 1-800-368-7550 for the
                                                                                                automated phone system

------------------------------   ----------------------------------------------------------   --------------------------------------

By Wire                          . Complete and sign your account application                 To buy additional shares, instruct
                                 . Provide the following instructions to your financial       your bank or financial institution to
                                   institution:                                               use the same wire instructions shown
                                     State Street Bank & Trust                                to the left.
                                     Boston, MA
                                     Bank Routing Number: ABA 011000028
                                     Wire Purchase Account: 9905-437-1
                                     Attention: WELLS FARGO ADVANTAGE FUNDS
                                                (Name of Fund, Account Number and any
                                                applicable share class)
                                                Account Name: Provide your name as
                                                registered on the Fund account
------------------------------   ----------------------------------------------------------   --------------------------------------
                                                                                              HOW TO BUY SHARES 69

        BUYING SHARES
----  ------------------------------------------------------------------------------------------------------------------------
                        OPENING AN ACCOUNT                                              ADDING TO AN ACCOUNT
                       --------------------------------------------------------------- ---------------------------------------
        By Internet     A new account may not be opened by Internet                     To buy additional shares or buy
                       unless you have another Wells Fargo Advantage                   shares of a new Fund, visit our Web
                       Fund account with your bank information on file.                site at www.wellsfargo.com/
                       If you do not currently have an account, refer to               advantagefunds.
                       the section on buying shares by mail or wire.

      ---------------  ------------------------------ ------------------------------   ------------------------------------

GENERAL NOTES FOR BUYING SHARES

   . PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You begin to earn dividends on the business day after the transfer agent receives your application in proper form.

   . U.S. DOLLARS ONLY. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.


   . INSUFFUCIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   . NO FUND NAMED. When all or a portion of a purchase is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

 70 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

        SELLING SHARES                TO SELL SOME OR ALL OF YOUR SHARES
---   ----------------------------   ---------------------------------------------------------------
        Minimum Redemption            $100 (or remainder of account balance)
      ----------------------------   ---------------------------------------------------------------
        Through Your Investment       Contact your investment representative
        Representative
      ----------------------------   ---------------------------------------------------------------
        By Mail                      . Send a "Letter of Instruction" providing your name, account
      ----------------------------   number, the Fund from which you wish to redeem and the
                                     dollar amount you wish to receive (or write "Full Redemption"
                                     to redeem your remaining account balance) to the address below.
                                     . Make sure all account owners sign the request exactly as their names appear on the account application.
                                     .  A medallion guarantee may be required under certain
                                     circumstances (see "Medallion Guarantees").

                                      REGULAR MAIL                   OVERNIGHT ONLY
                                     -----------------------------  -----------------------------
                                     WELLS FARGO ADVANTAGE FUNDS    WELLS FARGO ADVANTAGE FUNDS
                                     P.O. Box 8266                  Attn: CCSU-Boston Financial
                                     Boston, MA 02266-8266          66 Brooks Drive
                                     -----------------------------  Braintree, MA 02184
                                                                    -----------------------------
        By Telephone / Electronic    . Call an Investor Services representative at
        Funds Transfer(EFT)            1-800-222-8222.
                                     . Use the automated phone system 1-800-368-7550.
                                     . Telephone privileges are automatically
                                     made available to you unless you
                                     specifically decline them on your account
                                     application or subsequently in writing.
                                     . Redemptions processed by EFT to a linked
                                     Wells Fargo Bank account occur same day for
                                     Money Market Funds, and next day for all
                                     other WELLS FARGO ADVANTAGE FUNDS.
                                     . Transfers made to a Wells Fargo Bank
                                     account are made available sooner than
                                     transfers to an unaffiliated institution.
                                     . Redemptions to any other linked bank
                                     account may post in two business days,
                                     please check with your financial
                                     institution for funds posting and
                                     availability.

                                     NOTE: Telephone transactions such as
                                     redemption requests made over the phone
                                     generally require only one of the account
                                     owners to call unless you have instructed
                                     us otherwise.
                                     ---------------------------------------------------------------
        By Wire                      . Wire requests are sent to your linked bank account same day
      ----------------------------   if your request to redeem is received before that Fund's close.
                                     . Wire requests are sent to your linked bank account next day if your request to redeem from a Fund is received before the NYSE close.
                                     ---------------------------------------------------------------
        By Internet                  Visit our Web site at www.wellsfargo.com/advantagefunds
      ----------------------------   ------------------------------ -----------------------------

                                                           HOW TO SELL SHARES 71

GENERAL NOTES FOR SELLING SHARES

   . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     . CDSC OR REDEMPTION FEES. Your redemption proceeds are net of any applicable CDSC and/or redemption fees.


   . FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   . WIRE FEES. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges that they may assess for an incoming wire transfer.

   . RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   . RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   . MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For the High Yield Bond Fund and Strategic Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

   . shares that were purchased with reinvested distributions;


   . in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to IRS guidelines) distributions from traditional IRAs and certain other retirement plans (See your retirement plan information for details.);

   . in the event of the shareholder's death or for a disability suffered after purchasing shares ("Disability" is defined in Internal Revenue Code Section 72(m)(7).);

   . to effect non-discretionary portfolio rebalancing associated with certain wrap accounts;

 72 HOW TO SELL SHARES

   . to effect non-discretionary portfolio rebalancing associated with certain retirement plans;


   . taking out a distribution or loan from a defined contribution plan;


   . to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;


   . due to participation in the Systematic Withdrawal Plan;


   . Wells Fargo Advantage Fund of Funds transactions and transactions in
     Section 529 qualified tuition program portfolios; and

   . if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

                                                           HOW TO SELL SHARES 73

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..  In general, exchanges may be made between like share classes of any Wells
   Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:

..  Class A shares of non-money market funds may also be exchanged for Service
   Class shares of any money market fund; and

.. Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds.

.. You should carefully read the prospectus for the Fund into which you wish to exchange.

.. Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

.. If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

.. Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

.. Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

.. The High Yield Bond Fund and the Strategic Income Fund each impose a 2.00% redemption fee on shares that are exchanged within 30 days of purchase. See "Redemption Fees" under "How to Sell Shares" for additional information.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

 74 HOW TO EXCHANGE SHARES

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 75

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

.. AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.

.. AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.

.. SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

     . must have a Fund account valued at $10,000 or more;


     . must have your distributions reinvested; and


     . may not simultaneously participate in the Automatic Investment Plan.

.. PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

.. Individual Retirement Plans, including traditional IRAs and Roth IRAs. .. Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
  Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring

 76 ACCOUNT POLICIES
your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 77

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

.. AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.
.. CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.
.. BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.
.. DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 78 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distribute in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 79

MASTER/GATEWAYSM STRUCTURE
--------------------------------------------------------------------------------

Some of the Funds described in this Prospectus are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolios in which certain Funds invest. Each Portfolio's investment objective is provided followed by a brief description of the portfolio's investment strategies.


 MASTER PORTFOLIO               INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND       Investment Objective: The Portfolio seeks total return while providing protection
 PORTFOLIO                      against inflation. Principal Investment Strategies: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are
                                determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

 STABLE INCOME PORTFOLIO        Investment Objective: The Portfolio seeks stability of principal while providing lower volatility total return. Principal Investment Strategies: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective duration to be between 0.7 to 1.2 years.

 TOTAL RETURN BOND PORTFOLIO    Investment Objective: The Portfolio seeks total return consisting of income and capital appreciation. Principal Investment Strategies: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

 80 MASTER/GATEWAYSM STRUCTURE

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The Sub-Advisers for the master portfolio are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

GALLIARD is the investment sub-adviser for the Managed Fixed Income and Stable Income Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, Galliard is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the Inflation-Protected Bond and Total Return Bond Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of these portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                                   MASTER/GATEWAYSM STRUCTURE 81

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

 82 FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND
CLASS C SHARES - COMMENCED ON DECEMBER 26, 2002
For a share outstanding throughout each period


                                          MAY 31,          OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                    2005/5/           2004             2003/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $     10.92      $     11.05      $    11.14
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      0.12             0.15             0.19
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                            0.01             0.20            (0.06)
                                      -----------      -----------      -----------
  Total from investment                      0.13             0.35             0.13
   operations
                                      -----------      -----------      -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.16)           (0.25)           (0.22)
  Distributions from net                    (0.12)           (0.23)            0.00
   realized gain
  Total distributions                       (0.28)           (0.48)           (0.22)
                                      -----------      -----------      -----------
 NET ASSET VALUE, END OF              $     10.77      $     10.92      $     11.05
  PERIOD
                                      ===========      ===========      ===========
 TOTAL RETURN/1/                             1.24%            3.20%            1.18%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $     2,257      $     2,979      $     2,925
  (000s)
  Ratios to average net assets/3/:
  Ratio of expenses to                       2.26%            2.06%            2.11%
  average net assets
  Ratio of net investment
   income (loss) to
   average net assets                        2.14%            1.65%            1.25%
  Portfolio turnover rate/6/                  139%             390%             531%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/3, 4/                 2.30%            2.10%            2.17%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ For the period from December 26, 2002 (commencement of Class) to October 31, 2003.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
/6/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 83

HIGH YIELD BOND FUND
CLASS A SHARES - COMMENCED ON NOVEMBER 29, 2002
For a share outstanding throughout each period


                                          MAY 31,           MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:                    2005              2004             2003/4/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                            $    10.45        $    10.28        $    10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      0.76              0.75              0.26
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                           (0.04)             0.18              0.27
                                       ----------        ----------        ----------
  Total from investment                      0.72              0.93              0.53
   operations
                                       ----------        ----------        ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.77)            (0.74)            (0.25)
  Distributions from net                    (0.19)            (0.02)             0.00
  realized gain
  Total distributions                       (0.96)            (0.76)            (0.25)
                                       ----------        ----------        ----------
 NET ASSET VALUE, END OF PERIOD        $    10.21        $    10.45        $    10.28
                                       ==========        ==========        ==========
 TOTAL RETURN/1/                             6.99%             9.24%             5.40%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period            $  201,997        $  243,511        $  120,168
  (000s)
  Ratios to average net assets/2/:
  Ratio of expenses to                       1.15%             1.15%             1.15%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                        7.17%             7.08%             5.86%
  Portfolio turnover rate/5/                   81%               39%               29%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses/2,3/                  1.24%             1.24%             1.32%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  For the period from November 29, 2002 (commencement of Class) to May 31,
     2003.
/5/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 84 FINANCIAL HIGHLIGHTS

HIGH YIELD BOND FUND
CLASS B SHARES - COMMENCED ON NOVEMBER 29, 2002 For a share outstanding throughout each period


                                        MAY 31,          MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:                   2005             2004           2003/4/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $    10.45       $    10.28       $   10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     0.68             0.67            0.22
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                          (0.04)            0.18            0.28
                                      ----------       ----------      ----------
  Total from investment                     0.64             0.85            0.50
   operations
                                      ----------       ----------      ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.69)           (0.66)          (0.22)
  Distributions from net                   (0.19)           (0.02)           0.00
   realized gain
  Total distributions                      (0.88)           (0.68)          (0.22)
                                      ----------       ----------      ----------
 NET ASSET VALUE, END OF PERIOD       $    10.21       $    10.45      $   10.28
                                      ==========       ==========      ==========

 TOTAL RETURN                               6.20%            8.43%           5.05%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $   26,501       $   27,248      $   11,563
  (000s)
  Ratios to average net assets:
  Ratio of expenses to                      1.90%            1.90%           1.90%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                       6.44%            6.35%           6.49%
  Portfolio turnover rate                     81%              39%             29%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses                      1.99%            1.99%           2.13%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  For the period from November 29, 2002 (commencement of Class) to May 31,
     2003.
/5/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 85

HIGH YIELD BOND FUND
CLASS C SHARES - COMMENCED ON NOVEMBER, 2002
For a share outstanding throughout each period

                                        MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:                   2005             2004            2003/4/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $    10.46       $    10.29      $    10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     0.68             0.67            0.22
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                          (0.04)            0.18            0.29
                                      ----------       ----------      ----------
  Total from investment                     0.64             0.85            0.51
   operations
                                      ----------       ----------      ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.69)           (0.66)          (0.22)
  Distributions from net                   (0.19)           (0.02)           0.00
   realized gain
  Total distributions                      (0.88)           (0.68)          (0.22)
                                      ----------       ----------      ----------
 NET ASSET VALUE, END OF PERIOD      $     10.22       $    10.46      $    10.29
                                      ==========       ==========      ==========
 TOTAL RETURN                               6.20%            8.42%           5.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $   20,573       $   26,221      $   12,220
  (000s)
  Ratios to average net assets:
  Ratio of expenses to                      1.90%            1.90%           1.90%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                       6.43%            6.34%           6.53%
  Portfolio turnover rate                     81%              39%             29%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses                      1.99%            1.99%           2.15%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  For the period from November 29, 2002 (commencement of Class) to May 31,
     2003.
/5/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 86 FINANCIAL HIGHLIGHTS

INCOME PLUS FUND
CLASS A SHARES - COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period

                                        MAY 31,          MAY 31,         MAY 31,         MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:                   2005             2004             2003            2002           2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $     10.84     $     11.31     $     10.81     $     10.80     $     10.60
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                    0.57            0.55            0.59            0.66            0.72
  Net realized and
   unrealized gain (loss)
   on investments                            0.20           (0.39)           0.61            0.02            0.31
                                      -----------     -----------     -----------     -----------     -----------
  Total from investment
   operations                                0.77            0.16            1.20            0.68            1.03
                                      -----------     -----------     -----------     -----------     -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.62)          (0.63)          (0.70)          (0.67)          (0.83)
  Distributions from net
   realized gain                             0.00            0.00            0.00            0.00            0.00
  Total distributions                       (0.62)          (0.63)          (0.70)          (0.67)          (0.83)
                                      -----------     -----------     -----------     -----------     -----------
  NET ASSET VALUE, END OF PERIOD      $     10.99     $     10.84     $     11.31     $     10.81     $     10.80
                                      ===========     ===========     ===========     ===========     ===========
 TOTAL RETURN/1/                             7.27%           1.43%          11.53%          6.48%           10.06%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $    42,676     $    28,898     $    20,815     $    20,188     $    12,468
  Ratios to average net assets
  Ratio of expenses to
   average net assets                       0.58%/4/         0.68%/4/        1.00%           1.10%           1.10%
  Ratio of net investment
   income (loss) to
   average net assets                        5.48%           4.92%           5.42%           6.05%           6.97%
  Portfolio turnover rate/3/                  132%            185%            130%             63%             63%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/                    1.25%           1.31%           1.32%           1.47%           1.44%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/4/ The Fund's Adviser waived its advisory fee for the portion of the Fund's assets that is invested in the High Yield Bond Fund.

                                                         FINANCIAL HIGHLIGHTS 87

INCOME PLUS FUND
CLASS B SHARES - COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period

                                         MAY 31,         MAY 31,         MAY 31,        MAY 31,        MAY 31,
FOR THE PERIOD ENDED:                     2005            2004           2003           2002           2001
NET ASSET VALUE, BEGINNING
 OF PERIOD                            $     10.84     $     11.31     $     10.82     $     10.80     $     10.61
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income
  (loss)                                     0.46            0.45            0.50            0.58            0.65
 Net realized and
  unrealized gain (loss)
  on investments                             0.23           (0.37)           0.60            0.03            0.29
                                      -----------     -----------     -----------     -----------     -----------
 Total from investment
  operations                                 0.69            0.08            1.10            0.61            0.94
                                      -----------     -----------     -----------     -----------     -----------
LESS DISTRIBUTIONS:
 Distributions from net
  investment income                         (0.54)          (0.55)          (0.61)          (0.59)          (0.75)
 Distributions from net
  realized gain                              0.00            0.00            0.00            0.00            0.00
 Total distributions                        (0.54)          (0.55)          (0.61)          (0.59)          (0.75)
                                      -----------     -----------     -----------     -----------     -----------
NET ASSET VALUE, END OF
 PERIOD                               $     10.99     $     10.84     $     11.31     $     10.82     $     10.80
                                      ===========     ===========     ===========     ===========     ===========
TOTAL RETURN                                 6.47%           0.68%          10.60%           5.78%           9.14%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                              $    20,165     $    38,486     $    47,516     $    46,760     $    34,203
 Ratios to average net assets:
 Ratio of expenses to
  average net assets                         1.32%/4/        1.45%/4/        1.75%           1.85%           1.85%
 Ratio of net investment
  income (loss) to
  average net assets                         4.76%           4.13%           4.68%           5.29%           6.26%
 Portfolio turnover rate                      132%            185%            130%             63%             63%
 Ratio of expenses to
  average net assets prior
  to waived fees and
  reimbursed expenses                        2.00%           2.05%           2.12%           2.32%           2.21%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/4/ The Fund's Adviser waived its advisory fee for the portion of the Fund's assets that is invested in the High Yield Bond Fund.

 88 FINANCIAL HIGHLIGHTS

INCOME PLUS FUND
CLASS C SHARES - COMMENCED ON JULY 13, 1998
For a share outstanding throughout each period


                                         MAY 31,         MAY 31,        MAY 31,         MAY 31,        MAY 31,
 FOR THE PERIOD ENDED:                    2005            2004           2003            2002           2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                             $   10.84      $   11.31       $   10.82      $   10.80      $   10.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                    0.51           0.44            0.52           0.58           0.65
  Net realized and
   unrealized gain (loss)
    on investments                           0.18          (0.36)           0.58           0.03           0.29
                                        ---------      ---------        --------       --------       --------
  Total from investment
   operations                                0.69           0.08            1.10           0.61           0.94
                                        ---------      ---------        --------       --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.54)         (0.55)          (0.61)         (0.59)         (0.75)
  Distributions from net
   realized gain                             0.00           0.00            0.00           0.00           0.00
  Total distributions                       (0.54)         (0.55)          (0.61)         (0.59)         (0.75)
                                        ---------      ---------        --------       --------       --------
 NET ASSET VALUE, END OF
  PERIOD                                $   10.99         $10.84       $   11.31      $   10.82      $   10.80
                                        =========      =========        ========       ========       ========
 TOTAL RETURN1                               6.47%          0.68%          10.60%          5.78%          9.14%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $   6,451         $7,955       $  10,945      $   7,328      $   3,253
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                        1.32%/4/       1.46%/4/        1.75%          1.85%          1.85%
  Ratio of net investment
   income (loss) to
   average net assets                        4.74%          4.12%           4.63%          5.31%          6.26%
  Portfolio turnover rate                     132%           185%            130%            63%            63%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/                    2.00%          2.05%           2.07%          2.34%          2.27%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 89

INFLATION-PROTECTED BOND FUND
CLASS A SHARES - COMMENCED ON FEBRUARY 28, 2003
For a share outstanding throughout each period


                                         MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:                    2005             2004            20034
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $    10.04       $    10.14      $     10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     0.37             0.29             0.15
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                           0.43            (0.13)            0.14
                                      ----------       ----------      -----------
  Total from investment                     0.80             0.16             0.29
   operations
                                      ----------       ----------      -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.33)           (0.23)           (0.15)
  Distributions from net                   (0.06)           (0.03)            0.00
   realized gain
  Total distributions                      (0.39)           (0.26)           (0.15)
                                      ----------       ----------      -----------
 NET ASSET VALUE, END OF  PERIOD      $    10.45       $    10.04      $     10.14
                                      ==========       ==========      ===========
 TOTAL RETURN/1/                            8.12%            1.65%            2.94%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $   28,437       $   20,087      $     5,136
  (000s)
  Ratios to average net assets/2/:
  Ratio of expenses to                      0.86%            0.90%            0.90%
  average net assets
  Ratio of net investment
   income (loss) to
   average net assets                       3.63%            3.18%            8.55%
  Portfolio turnover rate/5/                 425%             155%             115%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses/2, 3/                           1.23%            1.44%            1.82%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  For the period from February 28, 2003 (commencement of Class) to May 31,
     2003.
/5/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 90 FINANCIAL HIGHLIGHTS

INFLATION-PROTECTED BOND FUND
CLASS B SHARES - COMMENCED ON FEBRUARY 28, 2003
For a share outstanding throughout each period


                                         MAY 31,          MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:                    2005             2004           2003/4/
 NET ASSET VALUE, BEGINNING           $    10.03       $    10.13      $     10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     0.31             0.20             0.13
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                           0.40            (0.12)            0.13
                                      ----------       ----------      -----------
  Total from investment                     0.71             0.08             0.26
   operations
                                      ----------       ----------      -----------

 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.26)           (0.15)           (0.13)
  Distributions from net                   (0.06)           (0.03)            0.00
   realized gain
  Total distributions                      (0.32)           (0.18)           (0.13)
                                      ----------       ----------      -----------
 NET ASSET VALUE, END OF PERIOD       $    10.42       $    10.03      $     10.13
                                      ==========       ==========      ===========

 TOTAL RETURN                               7.13%            0.89%            2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $   12,168       $   10,645      $     5,034
  (000s)
  Ratios to average net assets:
  Ratio of expenses to                      1.60%            1.65%            1.65%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                       2.99%            2.14%            7.33%
  Portfolio turnover rate                    425%             155%             115%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses                      1.99%            2.19%            2.72%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  For the period from February 28, 2003 (commencement of Class) to May 31,
     2003.
/5/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 91

INFLATION-PROTECTED BOND FUND
CLASS C SHARES - COMMENCED ON FEBRUARY 28, 2003
For a share outstanding throughout each period


                                         MAY 31,          MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:                   2005              2004           2003/4/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $    10.04       $    10.13      $     10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     0.31             0.21             0.13
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                           0.40            (0.12)            0.13
                                      ----------       ----------      -----------
  Total from investment
   operations                               0.71             0.09             0.26
                                      ----------       ----------      -----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.26)           (0.15)           (0.13)
  Distributions from net                   (0.06)           (0.03)            0.00
   realized gain
  Total distributions                      (0.32)           (0.18)           (0.13)
                                      ----------       ----------      -----------
 NET ASSET VALUE, END OF PERIOD       $    10.43       $    10.04           $10.13
                                      ==========       ==========      ===========
 TOTAL RETURN                               7.12%            0.99%            2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $   13,873       $   11,813      $     4,441
  (000s)
  Ratios to average net assets:
  Ratio of expenses to                      1.60%            1.65%            1.65%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                       3.00%            2.22%            7.81%
  Portfolio turnover rate                    425%             155%             115%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses                      1.99%           2.19%            2.65%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/  Ratios shown for periods of less than one year are annualized.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/4/  For the period from February 28, 2003 (commencement of Class) to May 31,
     2003.
/5/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 92 FINANCIAL HIGHLIGHTS

INTERMEDIATE GOVERNMENT INCOME FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                      MAY 31,           MAY 31,           MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:                 2005              2004              2003             2002             2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                         $   10.94        $    11.70         $   11.19        $   11.02        $   10.56
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.34              0.36              0.41             0.51             0.66
  Net realized and
   unrealized gain (loss)
   on investments                        0.12             (0.60)             0.68             0.28             0.47
                                    --------         ---------          --------         --------         --------
  Total from investment
   operations                            0.46             (0.24)             1.09             0.79             1.13
                                    --------         ---------          --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.44)            (0.52)            (0.58)           (0.62)           (0.67)
  Distributions from net
   realized gain                         0.00              0.00              0.00             0.00             0.00
  Total distributions                   (0.44)            (0.52)            (0.58)           (0.62)           (0.67)
                                    --------         ---------          --------         --------         --------
 NET ASSET VALUE, END OF PERIOD     $   10.96        $    10.94         $   11.70        $   11.19        $   11.02
                                    ========         =========          ========         ========         ========
 TOTAL RETURN/1/                         4.25%            (2.10)%            9.95%            7.34%           10.94%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $ 142,570        $  192,976         $ 196,203        $ 195,062        $ 185,638
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                    0.95%             0.95%             0.95%            0.96%            0.96%
  Ratio of net investment
   income (loss) to
   average net assets                    3.25%             2.98%             3.57%            4.57%            6.06%
  Portfolio turnover rate/2/              277%              178%              139%             102%              57%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/                1.05%             1.12%             1.13%            1.16%            1.22%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 93

INTERMEDIATE GOVERNMENT INCOME FUND
CLASS B SHARES - COMMENCED ON MAY 17, 1996
For a share outstanding throughout each period


                                      MAY 31,          MAY 31,          MAY 31,         MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:                 2005             2004             2003            2002           2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                         $   10.93        $   11.68        $   11.18       $   11.01      $   10.55
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.12             0.08             0.33            0.43           0.58
  Net realized and
   unrealized gain (loss)
   on investments                        0.24            (0.40)            0.67            0.28           0.47
                                    ---------        ---------        ---------       ---------      ---------
  Total from investment
   operations                            0.36            (0.32)            1.00            0.71           1.05
                                    ---------        ---------        ---------       ---------      ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.35)           (0.43)           (0.50)          (0.54)         (0.59)
  Distributions from net
   realized gain                         0.00             0.00             0.00            0.00           0.00
  Total distributions                   (0.35)           (0.43)           (0.50)          (0.54)         (0.59)
                                    ---------        ---------        ---------       ---------      ---------
 NET ASSET VALUE, END OF PERIOD     $   10.94        $   10.93        $   11.68       $   11.18      $   11.01
                                    =========        =========        =========       =========      =========
 TOTAL RETURN                            3.37%           (2.76)%           9.08%           6.55%         10.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $  30,236        $  47,821        $  80,989       $  67,256      $  61,482
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                    1.70%            1.70%            1.70%           1.71%          1.71%
  Ratio of net investment
   income (loss) to
   average net assets                    2.50%            2.22%            2.72%           3.81%          5.30%
  Portfolio turnover rate                 277%             178%             139%            102%            57%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                   1.82%            1.87%            1.86%           1.82%          1.84%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 94 FINANCIAL HIGHLIGHTS

INTERMEDIATE GOVERNMENT INCOME FUND
CLASS C SHARES - COMMENCED ON NOVEMBER 8, 1999
For a share outstanding throughout each period


                                      MAY 31,          MAY 31,          MAY31,         MAY 31,         MAY31,
 FOR THE PERIOD ENDED:                 2005             2004             2003            2002           2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                         $   10.90        $   11.66        $   11.17       $   11.01      $   10.55
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.15             0.12             0.39            0.46           0.58
  Net realized and
   unrealized gain (loss)
   on investments                        0.22            (0.45)            0.61            0.24           0.47
                                    ---------        ---------        ---------       ---------      ---------
  Total from investment
   operations                            0.37            (0.33)            1.00            0.70           1.05
                                    ---------        ---------        ---------       ---------      ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.35)           (0.43)           (0.51)          (0.54)         (0.59)
  Distributions from net
   realized gain                         0.00             0.00             0.00            0.00           0.00
  Total distributions                   (0.35)           (0.43)           (0.51)          (0.54)         (0.59)
                                    ---------        ---------        ---------       ---------      ---------
 NET ASSET VALUE, END OF PERIOD     $   10.92        $   10.90        $   11.66       $   11.17      $   11.01
                                    =========        =========        =========       =========      =========
 TOTAL RETURN/1/                         3.47%           (2.85)%           9.11%           6.48%         10.16%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $  12,860        $   21,520       $  34,133       $  18,078      $   8,386
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                    1.70%            1.70%            1.70%           1.71%          1.71%
  Ratio of net investment
   income (loss) to
   average net assets                    2.50%            2.23%            2.68%           3.79%          5.28%
  Portfolio turnover rate/2/              277%             178%             139%            102%            57%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/                1.82%            1.87%            1.79%           1.78%          1.85%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
/2/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/3/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 95

SHORT DURATION GOVERNMENT BOND FUND
CLASS A SHARES - COMMENCED ON MARCH 11, 1996
For a share outstanding throughout each period




                                        MAY 31,          MAY 31,         JUNE 30,        JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:                   2005            2004/1/            2003            2002          2001/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $    10.13       $   10.28       $   10.24       $   10.19      $    9.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                  0.27            0.17            0.41            0.43           0.55
  Net realized and
   unrealized gain (loss)
   on investments                         (0.09)          (0.12)           0.10            0.22           0.31
                                     ----------       ---------       ---------       ---------      ---------
  Total from investment
   operations                              0.18            0.05            0.51            0.65           0.86
                                     ----------       ---------       ---------       ---------      ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.30)/8/       (0.17)          (0.39)          (0.47)         (0.55)
  Distributions from net
   realized gain                           0.00           (0.03)          (0.08)          (0.13)          0.00
  Total distributions                     (0.30)          (0.20)          (0.47)          (0.60)         (0.55)
                                     ----------       ---------       ---------       ---------      ---------
 NET ASSET VALUE, END OF
  PERIOD                             $    10.01       $   10.13       $   10.28       $   10.24      $   10.19
                                     ==========       =========       =========       =========      =========
 TOTAL RETURN/3/                           1.79%           0.49%           4.69%           6.45%          8.93%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $   94,059       $  47,304       $  55,807       $   6,034      $   4,550
  Ratios to average net assets/4/:
  Ratio of expenses to
   average net assets                      0.86%           0.90%           1.06%/6/        1.12%          1.91%
  Ratio of net investment
   income (loss) to
   average net assets                      2.44%           1.83%           3.51%           4.16%          5.43%
  Portfolio turnover rate/9/                272%            615%            331%            400%           245%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4, 5/               1.28%           1.14%           1.51%           1.78%          2.70%

/1/ The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
/2/ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/  Ratios shown for periods of less than one year are annualized.
/5/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Includes interest expense.
/7/  Amount represents less than $1,000.
/8/ Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.
/9/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 96 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND
CLASS B SHARES - COMMENCED ON MAY 31, 2002
For a share outstanding throughout each period



                                       MAY 31,         MAY 31,          JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:                 2005            2004/1/            2003           2002
 NET ASSET VALUE, BEGINNING
  OF PERIOD                         $     10.13      $    10.29       $    10.25     $    10.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                    0.19            0.11             0.28           0.00
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                         (0.08)          (0.14)            0.10           0.03
                                    -----------      ----------       ----------     ----------
  Total from investment                    0.11           (0.03)            0.38           0.03
     operations
                                    -----------      ----------       ----------     ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.22)/8/       (0.10)           (0.26)          0.00
  Distributions from net                   0.00           (0.03)           (0.08)          0.00
   realized gain
  Total distributions                     (0.22)          (0.13)           (0.34)          0.00
                                    -----------      ----------       ----------     ----------
 NET ASSET VALUE, END OF PERIOD     $     10.02      $    10.13       $    10.29     $    10.25

                                    ===========      ==========       ==========     ==========

 TOTAL RETURN                              1.13%          (0.30)%           3.76%          0.29%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $    27,078      $    9,734       $    5,576     $       07
  (000s)
  Ratios to average net assets:
  Ratio of expenses to                     1.61%           1.65%            1.80%/6/       0.00%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                      1.74%           1.12%            2.75%          0.00%
  Portfolio turnover rate                   272%            615%             331%           400%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses                     2.02%           1.89%            2.26%          0.45%

/1/ The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
/2/ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/  Ratios shown for periods of less than one year are annualized.
/5/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Includes interest expense.
/7/  Amount represents less than $1,000.
/8/ Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.
/9/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 97

SHORT DURATION GOVERNMENT BOND FUND
CLASS C SHARES - COMMENCED ON MAY 31, 2002
For a share outstanding throughout each period




                                    MAY 31,           MAY 31,          JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004/1/             2003             2002
 NET ASSET VALUE, BEGINNING
  OF PERIOD                         $     10.14      $   10.30       $   10.25     $    10.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                    0.14           0.11            0.27           0.00
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                         (0.03)         (0.14)           0.11           0.03
                                    -----------     ----------       -----------   ----------
  Total from investment                    0.11          (0.03)           0.38           0.03
   operations
                                    -----------     ----------       -----------   ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.22)/8/      (0.10)          (0.25)          0.00
  Distributions from net                   0.00          (0.03)          (0.08)          0.00
   realized gain
  Total distributions                     (0.22)         (0.13)          (0.33)          0.00
                                    -----------     ----------       -----------   ----------
 NET ASSET VALUE, END OF PERIOD     $     10.03      $   10.14       $   10.30     $    10.25
                                    ===========     ==========       ===========   ==========
 TOTAL RETURN                              1.13%         (0.30)%          3.79%          0.29%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $    19,553      $  34,410       $ 32,818      $       07
  (000s)
  Ratios to average net assets:
  Ratio of expenses to                     1.62%          1.65%           1.81%/6/       0.00%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                      1.59%          1.10%           2.73%          0.00%
  Portfolio turnover rate                   272%           615%            331%           400%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses                     2.04%          1.89%           2.27%          0.45%

/1/ The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period from July 1, 2003 to May 31, 2004.
/2/ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
/3/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/4/  Ratios shown for periods of less than one year are annualized.
/5/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/6/  Includes interest expense.
/7/  Amount represents less than $1,000.
/8/ Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.
/9/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 98 FINANCIAL HIGHLIGHTS

STABLE INCOME FUND
CLASS A SHARES - COMMENCED ON MAY 2, 1996
For a share outstanding throughout each period


                                        MAY 31,          MAY 31,          MAY 31,         MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:                   2005            2004             2003             2002           2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $    10.33         $   10.44        $   10.38       $   10.36      $   10.15
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                 0.16              0.16             0.25            0.34           0.57
  Net realized and
   unrealized gain (loss)
   on investments                         0.03             (0.10)            0.06            0.02           0.22
                                    ----------         ---------        ---------       ---------      ---------
  Total from investment
   operations                             0.19              0.06             0.31            0.36           0.79
                                    ----------         ---------        ---------       ---------      ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                     (0.14)            (0.16)           (0.25)          (0.34)         (0.58)
  Distributions from net
   realized gain                          0.00              0.00             0.00            0.00           0.00
  Return of capital                       0.00             (0.01)           0.005            0.00           0.00
  Total distributions                    (0.14)            (0.17)           (0.25)          (0.34)         (0.58)
                                    ----------         ---------        ---------       ---------      ---------
 NET ASSET VALUE, END OF
  PERIOD                            $    10.38         $   10.33        $   10.44       $   10.38      $   10.36
                                    ==========         =========        =========       =========      =========
 TOTAL RETURN/1/                          1.87%             0.45%            3.01%           3.53%          7.98%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $    83,406        $ 166,484        $ 175,249       $  79,555      $  19,054
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2/                  0.90%             0.90%            0.82%           0.90%          0.90%
  Ratio of net investment
   income (loss) to
   average net assets                     1.48%             1.52%            2.32%           3.02%          5.44%
  Portfolio turnover rate/3,6/              43%               92%              45%             81%            37%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,4/               1.00%/7/           0.99%            1.04%           1.04%         1.09%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ Includes expenses allocated from the master portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Return of capital was less than $0.01 per share.
/6/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/7/ Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 1.12%.
/8/ Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 1.87%.

                                                         FINANCIAL HIGHLIGHTS 99

STABLE INCOME FUND
CLASS B SHARES - COMMENCED ON MAY 17, 1996
For a share outstanding throughout each period


                                      MAY 31,          MAY 31,          MAY 31,         MAY 31,         MAY 31,
 FOR THE PERIOD ENDED:                 2005             2004             2003            2002           2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                        $    10.32        $   10.43        $   10.37       $   10.35      $   10.14
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.08             0.08             0.17            0.28           0.49
  Net realized and
   unrealized gain (loss)
   on investments                        0.03            (0.10)            0.06            0.01           0.23
                                   ----------        ---------        ---------       ---------      ---------
  Total from investment
   operations                            0.11            (0.02)            0.23            0.29           0.72
                                   ----------        ---------        ---------       ---------      ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.06)           (0.08)           (0.17)          (0.27)         (0.51)
  Distributions from net
   realized gain                         0.00            (0.01)           0.005            0.00           0.00
  Return of capital                      0.00             0.00             0.00            0.00           0.00
  Total distributions                   (0.06)           (0.09)           (0.17)          (0.27)         (0.51)
                                   ----------        ---------        ---------       ---------      ---------
 NET ASSET VALUE, END OF
  PERIOD                           $    10.37        $   10.32        $   10.43       $   10.37      $   10.35
                                   ==========        =========        =========       =========      =========
 TOTAL RETURN                           1.00%            (0.29)%           2.24%           2.79%          7.22%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $   20,970        $  35,552        $  48,045       $  20,318      $   7,598
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                    1.65%            1.65%            1.63%           1.65%          1.65%
  Ratio of net investment
   income (loss) to
   average net assets                    0.75%            0.81%            1.51%           2.41%          4.65%
  Portfolio turnover rate                  43%              92%              45%             81%            37%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                   1.75%/8/         1.75%            1.81%           1.87%          2.00%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown.
/2/ Includes expenses allocated from the master portfolio(s) in which the Fund invests.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.
/4/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Return of capital was less than $0.01 per share.
/6/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
/7/ Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 1.12%.
/8/ Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 1.87%.

 100 FINANCIAL HIGHLIGHTS

STABLE INCOME FUND
CLASS C SHARES - COMMENCED ON JUNE 30, 2003
For a share outstanding throughout each period


                                       MAY 31,               MAY 31,
 FOR THE PERIOD ENDED:                  2005                 2004/6/
 NET ASSET VALUE, BEGINNING         $       10.30       $        10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                      0.07                 0.06
   (loss)
  Net realized and
   unrealized gain (loss)
   on investments                            0.04                 0.33
                                    -------------       --------------
  Total from investment                      0.11                 0.39
   operations
                                    -------------       --------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.06)               (0.08)
  Distributions from net                     0.00                 0.00
   realized gain
  Return of capital                          0.00                (0.01)
  Total distributions                       (0.06)               (0.09)
                                    -------------       --------------
 NET ASSET VALUE, END OF            $       10.35       $        10.30
  PERIOD
                                    =============       ==============
 TOTAL RETURN/1/                             1.10%               (0.29)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $       7,137       $       12,225
  (000s)
  Ratios to average net assets4:
  Ratio of expenses to                       1.65%                1.65%
   average net assets/5/
  Ratio of net investment
   income (loss) to
   average net assets                        0.74%                0.54%
  Portfolio turnover rate/3,7/                 43%                  92%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses/2,4,5/                           1.75%/8/             1.73%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
/2/ During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/3/ Portfolio turnover rate represents the activity from the Fund's investment in a master portfolio.
/4/  Ratios shown for periods of less than one year are annualized.
/5/ Includes expenses allocated from the master portfolio(s) in which the Fund invests.
/6/ For the period from June 30, 2003 (commencement of Class) to May 31, 2004. /7/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 101

STRATEGIC INCOME FUND
CLASS A SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                      MAY 31,         OCT. 31,        OCT. 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                2005/5/          2004            2003            2002          2001/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                         $   10.41       $    9.90        $   7.67        $   9.53       $   10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.37            0.71            0.70            0.96            1.14
  Net realized and
   unrealized gain (loss)
   on investments                       (0.18)           0.51            2.22           (1.64)          (0.47)
                                    ---------       ---------        --------        --------       ---------
  Total from investment
   operations                            0.19            1.22            2.92           (0.68)           0.67
                                    ---------       ---------        --------        --------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.37)          (0.71)          (0.69)          (0.97)          (1.14)
  Distributions from net
   realized gain                         0.00            0.00            0.00           (0.21)           0.00
  Total distributions                   (0.37)          (0.71)          (0.69)          (1.18)          (1.14)
                                    ---------       ---------        --------        --------       ---------
 NET ASSET VALUE, END OF
  PERIOD                            $   10.23       $   10.41        $   9.90        $   7.67       $    9.53
                                    =========       =========        ========        ========       =========
 TOTAL RETURN/1/                         1.79%          12.70%          39.38%          (8.35)%          6.04%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $  13,254       $  13,786        $ 10,917        $  7,699       $   5,619
  Ratios to average net assets/3/:
  Ratio of expenses to
   average net assets                    1.09%           1.12%           1.13%           1.08%           1.13%
  Ratio of net investment
   income (loss) to
   average net assets                    5.97%           6.95%           7.77%          10.56%          12.11%
  Portfolio turnover rate/6/               76%            141%            155%            235%            424%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,4/            1.57%           1.52%           1.58%           1.59%           3.94%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
/6/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 102 FINANCIAL HIGHLIGHTS

STRATEGIC INCOME FUND
CLASS B SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                        MAY 31,         OCT. 31,       OCT. 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                  2005/5/           2004           2003            2002           2001/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $   10.42       $    9.90       $   7.68        $   9.53       $   10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                  0.30            0.59           0.59            0.84            1.02
  Net realized and
   unrealized gain (loss)
   on investments                         (0.19)           0.52           2.21           (1.63)          (0.47)
                                      ---------       ---------       --------        --------       ---------
  Total from investment
   operations                              0.11            1.11           2.80           (0.79)           0.55
                                      ---------       ---------       --------        --------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.30)          (0.59)         (0.58)          (0.85)          (1.02)
  Distributions from net
   realized gain                           0.00            0.00           0.00           (0.21)           0.00
  Total distributions                     (0.30)          (0.59)         (0.58)          (1.06)          (1.02)
                                      ---------       ---------       --------        --------       ---------
 NET ASSET VALUE, END OF
  PERIOD                              $   10.23       $   10.42       $   9.90        $   7.68       $    9.53
                                      =========       =========       ========        ========       =========
 TOTAL RETURN                              1.05%          11.55%         37.55%          (9.44)%          4.87%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $  10,062       $  10,076       $  8,573        $  4,313       $   2,377
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                      2.17%           2.26%          2.36%           2.40%           2.39%
  Ratio of net investment
   income (loss) to
   average net assets                      4.90%           5.82%          6.44%           9.05%          10.86%
  Portfolio turnover rate                    76%            141%           155%            235%            424%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                     2.31%           2.30%          2.36%           2.40%           4.04%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
/6/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 103

STRATEGIC INCOME FUND
CLASS C SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                         MAY 31,       OCT. 31,       OCT. 31,        OCT. 31,         OCT.31,
 FOR THE PERIOD ENDED:                  2005/5/          2004           2003            2002          2001/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $   10.40       $   9.89       $   7.66        $   9.52       $   10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                  0.31           0.59           0.59            0.84            1.02
  Net realized and
   unrealized gain (loss)
   on investments                         (0.19)          0.51           2.22           (1.63)          (0.48)
                                      ---------       --------       --------        --------       ---------
  Total from investment
   operations                              0.12           1.10           2.81           (0.79)           0.54
                                      ---------       --------       --------        --------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.31)         (0.59)         (0.58)          (0.86)          (1.02)
  Distributions from net
   realized gain                           0.00           0.00           0.00           (0.21)           0.00
  Total distributions                     (0.31)         (0.59)         (0.58)          (1.07)          (1.02)
                                      ---------       --------       --------        --------       ---------
 NET ASSET VALUE, END OF
  PERIOD                              $   10.21       $  10.40       $   9.89        $   7.66       $    9.52
                                      =========       ========       ========        ========       =========
 TOTAL RETURN/1/                           1.11%         11.40%         37.73%          (9.56)%          4.77%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $   3,822       $  4,834       $  6,038        $  4,928       $   2,312
  Ratios to average net assets/3/:
  Ratio of expenses to
   average net assets                      2.07%          2.31%          2.38%           2.37%           2.40%
  Ratio of net investment
   income (loss) to
   average net assets                      4.99%          5.81%          6.57%           9.02%          10.89%
  Portfolio turnover rate/6/                 76%           141%           155%            235%            424%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,4/                2.20%          2.34%          2.38%           2.38%           4.10%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
/6/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 104 FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND
CLASS A SHARES - COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period


                                        MAY 31,          MAY 31,          JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:                   2005            2004/1/             2003           2002/6/
 NET ASSET VALUE, BEGINNING           $   12.32        $   12.79       $    12.17      $    12.45
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                    0.42             0.34             0.63            0.32
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                          0.34            (0.35)            0.69           (0.06)
                                      ---------        ---------       ----------      ----------
  Total from investment                    0.76            (0.01)            1.32            0.26
   operations
                                      ---------        ---------       ----------      ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.43)           (0.34)           (0.62)          (0.32)
  Distributions from net                  (0.03)           (0.12)           (0.08)          (0.22)
  realized gain
  Total distributions                     (0.46)           (0.46)           (0.70)          (0.54)
                                      ---------        ---------       ----------      ----------
 NET ASSET VALUE, END OF              $   12.62        $   12.32       $    12.79      $    12.17
  PERIOD
                                      =========        =========       ==========      ==========
 TOTAL RETURN/2/                           6.19%           (0.09)%          10.95%           2.21%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period           $  84,188        $  45,670       $     2,691     $      117
  (000s)
  Ratios to average net assets/3/:
  Ratios of expenses to                    0.90%            0.90%            0.97%/5/        0.96%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                      3.30%            3.07%            3.78%           5.78%
  Portfolio turnover rate/7/                767%             918%             544%            193%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses/3,4/                           1.12%            1.16%            1.61%           1.95%

/1/ The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
/2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Includes interest expense.
/6/  For the period from November 1, 2001 (commencement of Class) to June 30,
     2002.
/7/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 105

TOTAL RETURN BOND FUND
CLASS B SHARES - COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period


                                      MAY 31,          MAY 31,          JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:                 2005            2004/1/             2003         2002/6/
 NET ASSET VALUE, BEGINNING         $   12.33       $    12.80       $    12.18       $   12.45
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.32             0.25             0.56            0.23
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                        0.34            (0.35)            0.69           (0.05)
                                    ---------       ----------       ----------       ---------
  Total from investment                  0.66            (0.10)            1.25            0.18
   operations
                                    ---------       ----------       ----------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.33)           (0.25)           (0.55)          (0.23)
  Distributions from net                (0.03)           (0.12)           (0.08)          (0.22)
   realized gain
  Total distributions                   (0.36)           (0.37)           (0.63)          (0.45)
                                    ---------       ----------       ----------       ---------
 NET ASSET VALUE, END OF            $   12.63       $    12.33       $    12.80       $   12.18
  PERIOD
                                    =========       ==========       ==========       =========
 TOTAL RETURN                            5.39%           (0.79)%           9.85%           1.52%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $  27,681       $    8,031       $    3,868       $      87
  (000s)
  Ratios to average net assets:
  Ratio of expenses to                   1.65%            1.65%            1.71%/5/        0.83%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                    2.57%            2.19%            2.81%           4.93%
  Portfolio turnover rate                 767%             918%             544%            193%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed  expenses                  1.86%            1.91%            2.31%           1.94%

/1/ The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
/2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Includes interest expense.
/6/  For the period from November 1, 2001 (commencement of Class) to June 30,
     2002.
/7/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 106 FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND
CLASS C SHARES - COMMENCED ON OCTOBER 31, 2001
For a share outstanding throughout each period


                                     MAY 31,          MAY 31,          JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:                2005            2004/1/            2003          2002/6/
 NET ASSET VALUE, BEGINNING        $    12.26       $    12.73       $    12.12      $    12.45
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                  0.32             0.25             0.57            0.25
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                        0.35            (0.35)            0.67           (0.11)
                                   ----------       ----------       ----------      ----------
  Total from investment                  0.67            (0.10)            1.24            0.14
   operations
                                   ----------       ----------       ----------      ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.33)           (0.25)           (0.55)          (0.25)
  Distributions from net                (0.03)           (0.12)           (0.08)          (0.22)
   realized gain
  Total distributions                   (0.36)           (0.37)           (0.63)          (0.47)
                                   ----------       ----------       ----------      ----------
 NET ASSET VALUE, END OF           $    12.57       $    12.26       $    12.73      $    12.12
  PERIOD
                                   ==========       ==========       ==========      ==========
 TOTAL RETURN                            5.52%           (0.79)%           9.78%           1.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $    9,823       $    6,248       $    4,425      $       27
  (000s)
  Ratios to average net assets:
  Ratio of expenses to                   1.65%            1.65%            1.71%/5/        0.95%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                    2.57%            2.20%            2.88%           5.14%
  Portfolio turnover rate                 767%             918%             544%            193%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses                   1.87%            1.91%            2.32%           1.93%

/1/ The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
/2/ Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods less than one year are not annualized.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/  Includes interest expense.
/6/  For the period from November 1, 2001 (commencement of Class) to June 30,
     2002.
/7/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 107

ULTRA-SHORT DURATION BOND FUND
CLASS A SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                      MAY 31,         OCT. 31,        OCT. 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                2005/5/           2004            2003            2002          2001/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                        $     9.71        $   9.83        $   9.90       $   10.24      $   10.10
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.14            0.15            0.18            0.35           0.52
  Net realized and
   unrealized gain (loss)
   on investments                       (0.04)          (0.02)           0.06           (0.34)          0.16
                                      -------         -------         -------        --------       --------
  Total from investment
   operations                            0.10            0.13            0.24            0.01           0.68
                                      -------         -------         -------        --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.17)          (0.25)          (0.31)          (0.35)         (0.54)
  Distributions from net
   realized gain                         0.00            0.00            0.00            0.00           0.00
  Total distributions                   (0.17)          (0.25)          (0.31)          (0.35)         (0.54)
                                      -------         -------         -------        --------       --------
 NET ASSET VALUE, END OF
  PERIOD                           $     9.64        $   9.71        $   9.83       $    9.90      $   10.24
                                      =======         =======         =======        ========       ========
 TOTAL RETURN/1/                         1.05%           1.35%           2.45%           0.15%          6.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $   14,948        $ 18,865        $ 31,490       $  22,230      $   9,522
  Ratios to average net assets/3/:
  Ratio of expenses to
   average net assets                    1.05%           1.12%           1.13%           1.12%          1.12%
  Ratio of net investment
   income (loss) to
   average net assets                    2.54%           1.71%           1.76%           3.49%          4.59%
  Portfolio turnover rate/6/                9%             28%             90%            204%           221%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3, 4/             1.36%           1.32%           1.25%           1.25%          1.52%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
/6/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 108 FINANCIAL HIGHLIGHTS

ULTRA-SHORT DURATION BOND FUND
CLASS B SHARES- COMMENCED ON NOVEMBER 30, 2000/2/
For a share outstanding throughout each period


                                      MAY 31,        OCT. 31,        OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:               2005/5/           2004            2003             2002           2001/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $   9.68        $   9.81        $   9.88        $   10.22       $   10.10
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.09            0.07            0.09             0.26            0.44
  Net realized and
   unrealized gain (loss)
   on investments                       (0.03)          (0.03)           0.06            (0.34)           0.14
                                   ----------        --------        --------        ---------       ---------
  Total from investment
   operations                            0.06            0.04            0.15            (0.08)           0.58
                                   ----------        --------        --------        ---------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.12)          (0.17)          (0.22)           (0.26)          (0.46)
  Distributions from net
   realized gain                         0.00            0.00            0.00             0.00            0.00
  Total distributions                   (0.12)          (0.17)          (0.22)           (0.26)          (0.46)
                                   ----------        --------        --------        ---------       ---------
 NET ASSET VALUE, END OF
  PERIOD                             $   9.62        $   9.68        $   9.81        $    9.88       $  10.22
                                   ==========        ========        ========        =========       =========
 TOTAL RETURN                            0.66%           0.37%           1.56%           (0.74)%          5.82%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $  8,562        $ 10,249        $ 13,820        $  13,419       $  3,869
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                    1.89%           1.99%           2.00%            2.00%           2.19%
  Ratio of net investment
   income (loss) to
   average net assets                    1.70%           0.83%           0.93%            2.47%           3.60%
  Portfolio turnover rate                   9%             28%             90%             204%            221%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                   2.07%           2.11%           2.05%            2.04%           2.40%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
/6/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                        FINANCIAL HIGHLIGHTS 109

ULTRA-SHORT DURATION BOND FUND
CLASS C SHARES - COMMENCED ON NOVEMBER 30, 2000
For a share outstanding throughout each period


                                      MAY 31,         OCT. 31,        OCT. 31,        OCT. 31,        OCT.31,
 FOR THE PERIOD ENDED:                2005/5/           2004            2003            2002          2001/2/
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $   9.70        $   9.83        $   9.90       $   10.23       $   10.10
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.09            0.06            0.10            0.26            0.44
  Net realized and
   unrealized gain (loss)
   on investments                       (0.03)          (0.02)           0.05           (0.32)           0.15
                                     --------        --------        --------       ---------       ---------
  Total from investment
   operations                            0.06            0.04            0.15           (0.06)           0.59
                                     --------        --------        --------       ---------       ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.12)          (0.17)          (0.22)          (0.27)          (0.46)
  Distributions from net
   realized gain                         0.00            0.00            0.00            0.00            0.00
  Total distributions                   (0.12)          (0.17)          (0.22)          (0.27)          (0.46)
                                     --------        --------        --------       ---------       ---------
 NET ASSET VALUE, END OF
  PERIOD                             $   9.64        $   9.70        $   9.83       $    9.90       $   10.23
                                     ========        ========        ========       =========       =========
 TOTAL RETURN/1/                         0.67%           0.37%           1.56%          (0.63)%          5.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                            $  6,473        $ 10,034        $ 16,138       $   8,947       $   3,346
  Ratios to average net assets/3/:
 Ratio of expenses to average
  net assets                             1.90%           1.99%           2.00%           2.00%           2.05%
  Ratio of net investment
   income (loss) to
   average net assets                    1.72%           0.84%           0.87%           2.54%           3.60%
  Portfolio turnover rate/6/                9%             28%             90%            204%            221%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3, 4/             2.14%           2.10%           2.04%           2.03%           2.26%

/1/ Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
/2/ For the period from November 30, 2000 (commencement of Class) to October 31, 2001.
/3/  Ratios shown for periods of less than one year are annualized.
/4/ During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
/5/ In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
/6/ Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 110 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/. To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]



[GRAPHIC APPEARS HERE]



                                 OCTOBER 1, 2006




                                   Prospectus

                               Institutional Class

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS



Corporate Bond Fund


Government Securities Fund


High Income Fund


Short Duration Government Bond Fund


Short-Term Bond Fund


Total Return Bond Fund


Ultra Short-Term Income Fund


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Corporate Bond Fund              4
Government Securities Fund       8
High Income Fund                11
Short Duration Government       15
  Bond Fund
Short-Term Bond Fund            19
Total Return Bond Fund          23
Ultra Short-Term Income Fund    28
Summary of Principal            33
  Investment Risks




--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY


About Wells Fargo Funds Trust   35
The Investment Adviser          35
The Sub-Adviser and             35
  Portfolio Managers
Dormant Investment Advisory     38
  Arrangements
Dormant Multi-Manager           38
  Arrangement




--------------------------------------------------------------------------------


YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES



Pricing Fund Shares             39
How to Open an Account          40
How to Sell Shares              42
How to Exchange Shares          44
Account Policies                46




--------------------------------------------------------------------------------


OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS


Distributions                   48
Taxes                           49
Master/GatewaySM Structure      50
Financial Highlights            51
For More Information
Back Cover





Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.


In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..  what the Fund is trying to achieve;
.. how we intend to invest your money; and .. what makes the Fund different from the other Funds offered in this Prospectus.


This section also provides a summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Corporate Bond Fund, Government Securities Fund, Short Duration Government Bond Fund, Short-Term Bond Fund and Total Return Bond Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the key risk factors for each Fund. A complete description of these and other risks is found in the "Summary of Principal Investment
Risks" section.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
This section describes the MASTER/GATEWAY structure applicable to the Total Return Bond Fund. A gateway fund is a fund that invests its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

CORPORATE BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
D. James Newton II, CFA, CPA
Janet S. Rilling, CFA, CPA



FUND INCEPTION:
12/12/1985
INSTITUTIONAL CLASS
Ticker: SCBNX

INVESTMENT OBJECTIVE
The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in corporate debt securities;
.. up to 35% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers; and
..  up to 25% of the Fund's assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in corporate debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.


We begin our investment process with a "top-down", macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio's duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry fundamentals and corporate earnings. Our credit analysis also considers an issuer's general financial condition, its competitive position and its management strategies. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


 4 CORPORATE BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.


                                                           CORPORATE BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


The Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.





        Calendar Year Total Returns for the Institutional Class
        as of 12/31 each year
1996       1997        1998       1999        2000       2001       2002       2003        2004       2005
5.53%      11.88%      7.24%    -0.16%        8.40%      7.30%      1.73%      12.01%      6.26%      1.78%





             BEST AND WORST QUARTER
  Best Quarter:       Q2    2003       5.89%
  Worst Quarter:      Q2    2004      -3.64%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.




 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                1.78%          5.75%          6.13%
  Returns After Taxes on              0.02%          3.46%          3.53%
  Distributions/2/
  Returns After Taxes on              1.15%          3.51%          3.60%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. CREDIT          1.96%          7.11%          6.46%
  BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commenced on August 31,1999. Performance for the Institutional Class shares of the Corporate Bond Fund prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Corporate Bond Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Corporate Bond Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify for inclusion in the Index, bonds must be SEC-registered. You cannot invest directly in an index.


 6 CORPORATE BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The Fund's investment adviser has implemented a breakpoint schedule for the Fund's management fees. The management fees charged to the Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply); and
   . The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 YEAR        $      96
   3 Years       $     370
   5 Years       $     665
  10 Years       $   1,505


                                                           CORPORATE BOND FUND 7

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA



FUND INCEPTOPN:
8/31/1999
INSTITUTIONAL CLASS
Ticker: SGVIX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and
.. up to 20% of the Fund's assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.


We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis to select the specific securities for investment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


     .  Active Trading Risk
     .  Debt Securities Risk
     .  Derivatives Risk
     .  Leverage Risk
     .  Management Risk
     .  Market Risk
     .  Mortgage- and Asset-Backed Securities Risk
     .  Regulatory Risk
     .  Stripped Securities Risk
     .  U.S. Government Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.


 8 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


The Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.





        Calendar Year Total Returns for the Institutional Class
        as of 12/31 each year
1996       1997       1998       1999         2000        2001       2002        2003       2004       2005
2.82%      9.05%      8.14%     -0.83%       11.82%      9.19%      10.96%      3.32%      3.74%      2.69%



             BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       5.75%
  Worst Quarter:      Q2    2004      -2.66%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                2.69%          5.93%          6.01%
  Returns After Taxes on              0.85%          3.67%          3.58%
  Distributions/2/
  Returns After Taxes on              1.78%          3.73%          3.63%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS                      1.68%          4.82%          5.50%
INTERMEDIATE U.S. GOVERNMEN T
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.                 2.58%           N/A            N/A
AGGREGATE EXCLUDING CREDIT
  BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)

1 This Class of shares commenced operations on August 31, 1999. Performance for the Institutional Class shares of the Government Securities Fund prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Government Securities Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Government Securities Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.


                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.


 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 YEAR          $    96
   3 Years         $   370
   5 Years         $   665
  10 Years         $ 1,505


 10 GOVERNMENT SECURITIES FUND

HIGH INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Thomas M. Price, CFA



FUND INCEPTION:
12/28/1995
INSTITUTIONAL CLASS
Ticker: SHYYX

INVESTMENT OBJECTIVE
The High Income Fund seeks total return with a high level of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in corporate debt securities that are below investment-grade;
.. up to 30% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers;
..  up to 20% of the Fund's assets in equities and convertible debt securities;
    and
.. up to 10% of the Fund's assets in debt securities that are in default at the time of purchase.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.


We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                             HIGH INCOME FUND 11

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.


 12 HIGH INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


The High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.



        Calendar Year Total Returns for the Institutional Class
        as of 12/31 each year
1996        1997        1998       1999       2000        2001        2002        2003        2004        2005
26.83%      15.96%      3.06%      7.81%     -7.08%      -0.49%      -5.87%      25.24%      10.99%       3.97%



            BEST AND WORST QUARTER
  Best Quarter:      Q1    1996      8.16%
  Worst Quarter:     Q2    2002    - 8.73%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                3.97%          6.24%          7.47%
  Returns After Taxes on              1.38%          2.76%          3.52%
  Distributions/2/
  Returns After Taxes on              2.53%          3.13%          3.91%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.                 2.74%          8.85%          6.54%
CORPORATE HIGH YIELD BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commenced operations on July 31, 2001. Performance for the Institutional Class shares of the High Income Fund prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong High-Yield Bond Fund, its predecessor fund, and prior to July 31, 2001, reflects the performance of the Investor Class shares of the Strong High-Yield Bond Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S.Corporate High Yield Bond Index is an unmanaged, U.S.dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.


                                                             HIGH INCOME FUND 13

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                         2.00%


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    0.45%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     0.20%
  TOTAL ANNUAL FUND                     0.65%
  OPERATING EXPENSES
  Fee Waivers                           0.04%
  NET EXPENSES/3/                       0.61%

1 The following fee schdule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
2 Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply); and
   . The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 YEAR          $    96
   3 Years         $   370
   5 Years         $   665
  10 Years         $ 1,505


 14 HIGH INCOME FUND

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens



FUND INCEPTION:
12/18/1992
INSTITUTIONAL CLASS
Ticker: WSGIX

INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in U.S. Government obligations; and .. up to 20% of the Fund's assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are determined by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall effective duration is less than that of a 3-year U.S. Treasury note.


We invest in debt securities that we believe offer attractive returns and are undervalued relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We also employ modest yield curve and interest rate positioning in order to enhance returns or protect principal. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                          SHORT DURATION GOVERNMENT BOND FUND 15

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.


 16 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


The Short Duration Government Bond Fund was organized as the successor fund to the Montgomery Short Duration Government Bond Fund. The predecessor Montgomery fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on June 6, 2003. In addition, prior to April 11, 2005, the Institutional Class shares of the Short Duration Government Bond Fund were named the Select Class shares. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.







        Calendar Year Total Returns for the Institutional Class
        as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
5.14%      6.97%      7.38%      2.56%      8.11%      7.81%      6.28%      2.29%      1.45%      1.53%





             BEST AND WORST QUARTER
  Best Quarter:       Q.3    2001      3.50%
  Worst Quarter:      Q3     2002    - 1.14%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                1.53%          3.84%          4.92%
  Returns After Taxes on              0.29%          2.25%          2.93%
  Distributions/2/
  Returns After Taxes on              0.99%          2.32%          2.96%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. 1-3             1.77%          4.15%          5.06%
  YEAR GOVERNMENT BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commenced operations on April 11, 2005.Prior to April 11, 2005, the Short Duration Government Bond Fund was named the Wells Fargo Montgomery Short Duration Government Bond Fund. Performance for the Institutional Class shares prior to April 11, 2005, reflects the performance of the Administrator Class shares of the Fund, and prior to June 9, 2003, reflects the performance of the Class R shares of the Montgomery Short Duration Government Bond Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.


                                          SHORT DURATION GOVERNMENT BOND FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                  None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                        None


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    0.45%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     0.20%
  TOTAL ANNUAL FUND                     0.65%
  OPERATING EXPENSES
  Fee Waivers                           0.04%
  NET EXPENSES/3/                       0.61%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 YEAR          $    96
   3 Years         $   370
   5 Years         $   665
  10 Years         $ 1,505


 18 SHORT DURATION GOVERNMENT BOND FUND

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA



FUND INCEPTION:
8/31/1987
INSTITUTIONAL CLASS
Ticker: SSHIX

INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in debt securities;
.. up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers; and
..  up to 25% of the Fund's assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's average effective maturity to be three years or less.


We employ a top-down macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Our security selection is based on several factors including, among others, monetary and fiscal policy, inflation, and the international economic and political environment. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                         SHORT-TERM BOND FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.


 20 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


The Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.





        Calendar Year Total Returns for the Institutional Class
        as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.76%      7.16%      4.90%      4.50%      7.68%      4.95%      1.05%      4.22%      2.60%      2.37%



             BEST AND WORST QUARTER
  Best Quarter:       Q1    2001       3.37%
  Worst Quarter:      Q1    2002      -1.92%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes                2.37%          3.03%          4.60%
  Returns After Taxes on              0.80%          1.18%          2.25%
  Distributions/2/
  Returns After Taxes on              0.94%          3.26%          3.71%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. 1-3             1.77%          4.15%          5.06%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commenced operations on April 11, 2005. Performance for the Institutional Class shares of the Short-Term Bond Fund prior to April 11, 2005, reflects the performance ofthe Institutional Class shares of the Strong Short-Term Bond Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Short-Term Bond Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.


                                                         SHORT-TERM BOND FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The Fund's investment adviser has implemented a breakpoint schedule for the Fund's management fees. The management fees charged to the Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 YEAR          $     96
   3 Years         $    370
   5 Years         $    665
  10 Years         $  1,505


 22 SHORT-TERM BOND FUND

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens



FUND INCEPTION:
7/1/2001
INSTITUTIONAL CLASS
Ticker: MBFIX

INVESTMENT OBJECTIVE
The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in bonds;
..  at least 80% of the Fund's assets in investment-grade debt securities;
.. up to 25% of the Fund's assets in asset-backed securities, other than mortgage-backed securities; and
.. up to 20% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTATGE FUNDS, or directly in a portfolio of securtities.


Through the Total Return Bond Portfolio, we invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.


We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.


The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.


                                                       TOTAL RETURN BOND FUND 23

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . Leverage Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.


 24 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolio(s). Please see "MASTER/GATEWAY Structure" for more information on these master portfolios.



 INVESTMENT STYLE/PORTFOLIOS      ALLOCATION       SUB-ADVISER
 TOTAL RETURN BOND STYLE
Total Return Bond                     100.00%      Wells Capital Management
                                                    Incorporated
                                   ---------
  Portfolio
 TOTAL FUND ASSETS                    100.00%


                                                       TOTAL RETURN BOND FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


The Total Return Bond Fund was organized as the successor fund to the Montgomery Total Return Bond Fund. The predecessor Montgomery fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on June 6, 2003. In addition, prior to April 11, 2005 the Institutional Class shares of the Total Return Bond Fund were named the Select Class shares. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.





        Calendar Year Total Returns for the Institutional Class
        as of 12/31 each year
1998     1999     2000    2001     2002    2003    2004    2005
8.72%   -0.59%   12.06%   8.86%   10.46%   4.65%   4.58%   2.34%




           BEST AND WORST QUARTER
  Best Quarter:      Q3    2002        4.98%
  Worst Quarter:     Q2    2004      - 2.36%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                     1 YEAR       5 YEARS       LIFE OF FUND
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes               2.34%         6.13%              6.68%
  Returns After Taxes on             0.85%         4.07%              4.18%
  Distributions/2/
  Returns After Taxes on             1.51%         4.00%              4.16%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.                2.43%         5.87%              4.52%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commenced operations on October 31, 2001. Prior to April 11, 2005, the Total Return Bond Fund, Institutional Class, was named the Wells Fargo Montgomery Total Return Bond Fund, Select Class. Performance shown for the Institutional Class shares of the Fund prior to June 9, 2003, reflects the performance of the Montgomery Total Return Bond Fund, the predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.


 26 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the Total Return Bond Portfolio. The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 YEAR          $     96
   3 Years         $    370
   5 Years         $    665
  10 Years         $  1,505


                                                       TOTAL RETURN BOND FUND 27

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER
Wells Fargo Funds Management, LLC



SUB-ADVISER
Wells Capital Management Incorporated



PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA



FUND INCEPTION:
11/25/1988
INSTITUTIONAL CLASS
Ticker: SADIX

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in income-producing debt securities;
.. up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers; and
..  up to 25% of the Fund's assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's average effective maturity to be one year or less.


We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis and rigorous credit research to select the securities that we believe can add value. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.


 28 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.


     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk


These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.


                                                 ULTRA SHORT-TERM INCOME FUND 29

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.


The Ultra Short-Term Bond Fund was organized as the successor funds to the Strong Ultra Short-Term Income. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.






        Calendar Year Total Returns for the Institutional Class
        as of 12/31 each year
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
6.68%   6.50%   4.75%   5.26%   7.23%   4.82%   1.22%   2.86%   2.34%   3.97%




            BEST AND WORST QUARTER
  Best Quarter:       Q.1    2001        2.29%
  Worst Quarter:      Q3     2002      - 0.62%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.



 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                     1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL CLASS/1/
  Returns Before Taxes               3.97%         3.03%          4.55%
  Returns After Taxes on             2.37%         1.32%          2.41%
  Distributions/2/
  Returns After Taxes on             2.56%         1.55%          2.54%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS         2.52%         2.87%          4.33%
  U.S. SHORT TREASURY INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3            1.77%         4.15%          5.06%
YEAR GOVERNMENT/CREDIT BON  D
  INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS         2.92%         N/A            N/A
SHORT-TERM U.S.
  GOVERNMENT/CREDIT
  BOND INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)

1 This Class of shares commenced operations on August 31, 1999. Performance for the Institutional Class shares of the Ultra Short-Term Income Fund prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Ultra Short-Term Income Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Income Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index. 4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.

 30 ULTRA SHORT-TERM INCOME FUND

5 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.


                                                 ULTRA SHORT-TERM INCOME FUND 31

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.



 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None


 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.


EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.


The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:


   1 Year          $     96
   3 Years         $    370
   5 Years         $    665
  10 Years         $  1,505


 32 ULTRA SHORT-TERM INCOME FUND

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on individual fund pages and are described below. Additional information about the principal risks is included the the Statement of Additional Information.



ACTIVE TRADING RISK           Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
CURRENCY RISK                 A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK          Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                              Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                              Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                              Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK              The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
FOREIGN OBLIGATIONS RISK      Investments in foreign securities are subject to more risks than U.S. domestic investments.
                              These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK    High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                              grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 33

LEVERAGE RISK                 Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK                A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK               We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                   The value of a security, and therefore the value of Fund shares may be reduced by market activity. This is a basic risk associated with all securities.
MORTGAGE- AND ASSET-BACKED    Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
SECURITIES RISK               rates tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK               Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK      Stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.
U.S. GOVERNMENT SECURITIES    Securities issued by U.S. Governement agencies or government-sponsored entities may not
RISK                          be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Governement, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the
                              Department of Veterans Affairs. Government-related regulators (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association
                              ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by
                              FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.


 34 SUMMARY OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.


The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.


THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser(s) who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.


THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.



WELLS CAPITAL MANAGEMENT INCORPORATED ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the all of the Funds in this Prospectus including the master portfolio in which the Total Return Bond Fund invests substantially all of its assets. In this capacity Wells Capital
Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital Managment is compensated for its services to the Funds by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds.

MICHAEL J. BRAY, CFA          Mr. Bray joined Wells Capital Management in 2005 as a Portfolio Manager on the
Government Securities Fund    Customized Fixed Income Team. Prior to joining Wells Capital Management, he was the
                              Principal responsible for multi-currency yield curve arbitrage business at Windward
                              Capital, LLC from 2004 to 2005. From 1996 to 2004, he was managing director at State
                              Street Research and Management, focusing on mutual fund and institutional account management. From 1990 to 1996, he was with Merrill Lynch & Company as vice president of mortgage securities research and sales. Prior to Merrill Lynch, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities from 1988 to 1990. Mr. Bray received a B.S. degree in Math and Actuarial
                              Science from the University of Connecticut, Storrs. He received his M.B.A. degree from
                              Pennsylvania State University.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 35

MARIE CHANDOHA                Ms. Chandoha joined Wells Capital Management in 2003 as a Senior Portfolio Manager
Short Duration Government     and serves as co-head of the Montgomery Fixed Income investment strategies. Prior to
 Bond Fund                    joining Wells Capital Management, Ms. Chandoha was a portfolio manager, principal
Total Return Bond Fund        and co-head of the Montgomery Fixed Income division at Montgomery Asset
                              Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of Global Fixed Income and Economics Research at Credit Suisse First Boston,
                              where she managed the global bond and economics research department of 125 professionals. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a
                              B.A. degree in Economics.
W. FRANK KOSTER               Mr. Koster joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Government Securities Fund    joining Wells Capital Management, Mr. Koster was with Strong Capital Management,
                              Inc. ("SCM") since March 1999, first as a Senior Vice President of SCM's Institutional
                              Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM's institutional fixed-income accounts. Mr. Koster received his B.S. degree in Economics from the College of Wooster in 1979.
JAY N. MUELLER, CFA           Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Government Securities Fund    joining Wells Capital Management, he was a portfolio manager with SCM since 1991.
Short-Term Bond Fund          He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to
Ultra Short-Term Income Fund  joining SCM, he was a securities analyst and portfolio manager at R. Meeder &
                              Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.
D. JAMES NEWTON II, CFA, CPA  Mr. Newton joined Wells Capital Management in 2005 as a Portfolio Manager and
Corporate Bond Fund           Senior Research Analyst. Prior to joining Wells Capital Management, he was a high-grade, fixed-income analyst with SCM since October 2002. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern
                              Mutual Life Insurance Company from July 1998 to October 2002. He received his M.B.A.
                              degree from the University of Michigan and a B.A. degree in Economics from Albion
                              College.
THOMAS O'CONNOR, CFA          Mr. O'Connor joined Wells Capital Management in 2003 as a Portfolio Manager and is
Short Duration Government     responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a
 Bond Fund                    portfolio manager in the Fixed Income Division of Montgomery Asset Management.
Total Return Bond Fund        Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously,
                              Mr. O'Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at
                              First Boston and Smith Barney. Mr. O'Connor is a member of the Association for
                              Investment Management and Research. He earned his B.A. degree in Business Adminis-
                              tration from the University of Vermont.

 36 ORGANIZATION AND MANAGEMENT OF THE FUNDS

THOMAS M. PRICE, CFA          Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
High Income Fund              joining Wells Capital Management, he was with SCM since April 1996 as a fixed income
Ultra Short-Term Income Fund  research analyst and, since May 1998, as a portfolio manager. During this period, Mr.
                              Price managed several fixed-income funds and separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in
                              Finance from the Kellogg Graduate School of Management, Northwestern University.
JANET S. RILLING, CFA, CPA    Ms. Rilling joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Corporate Bond Fund           joining Wells Capital Management, she was a portfolio manager with SCM since
Short-Term Bond Fund          October 2000 and a research analyst at SCM since 1995. Prior to joining SCM, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She received her B.A. degree in Accounting and
                              Finance and her M.S. degree in Finance from the University of Wisconsin.
WILLIAM STEVENS               Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer
Short Duration Government     and Senior Managing Director and currently serves as Senior Portfolio Manager and
 Bond Fund                    co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells
Total Return Bond Fund        Capital Management, Mr. Stevens was president and chief investment officer of
                              Montgomery Asset Management with oversight responsibility for all the investment-
                              related activities, as well as co-head and founder of the fixed income division. Before joining Montgomery in 1992, Mr. Stevens was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de
                              Zoete Wedd Securities. Previously, he headed the structured product department at
                              Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.
============================



                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 37

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Total Return Bond Fund, a gateway fund, Funds Management acts as investment adviser for The Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as The gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.


The Total Return Bond Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which each gateway Fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.


DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.


Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 38 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.


With respect to any portion of a Portfolio's assets invested directly in securities, Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.


We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.


In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.


                                                          PRICING FUND SHARES 39

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Funds should contact an account representative at their Institution and should understand the following:


   . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;


   . Institutions are usually the holders of record of Institutional Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;


   . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;


   . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and


   . Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.


   . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.


   . Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund's determination, adversely impact the normal management or operations of the Fund.


   . You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.


The following investors are eligible to purchase Institutional Class shares:


   . Employee benefit plan programs that have at least $10 million in plan assets;


   . Broker-dealer managed account or wrap programs that charge an asset based fee;


   . Registered investment adviser mutual fund wrap programs that charge an asset based fee;


   . Internal Revenue Code Section 529 plans;


   . Fund of Funds managed by Funds Management (WELLS FARGO ADVANTAGE
     WEALTHBUILDER PORTFOLIOSSM and WELLS FARGO ADVANTAGE LIFE STAGE
     PORTFOLIOSSM)


   . Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;


   . Institutions who invest a minimum initial amount of $1 million in a Fund; and


   . Certain groups under certain circumstances as detailed in the Funds'
     Statement of Additional Information.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.


 40 HOW TO OPEN AN ACCOUNT

--------------------------------------------------------------------------------
ADDITIONAL PAYMENTS TO DEALERS


In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds' distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.


In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent's "preferred list"; providing "shelf space" for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).


Payments made by the Funds' Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.


In addition, representatives of the Funds' distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds' distributor or its affiliates, subject to applicable NASD regulations.


                                                       HOW TO OPEN AN ACCOUNT 41

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.


GENERAL NOTES FOR SELLING SHARES

   . We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.


   . Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.


   . Redemption proceeds are usually wired to the redeeming Institution the following business day.


   . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.


   . Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.


   . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.


REDEMPTION FEES
For the High Income Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.


To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).


The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:


   . shares that were purchased with reinvested distributions;


   . in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to IRS guidelines) distributions from traditional IRAs and certain other retirement plans (See your retirement plan information for details.);


   . in the event of the shareholder's death or for a disability suffered after purchasing shares ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7).);


   . to effect non-discretionary portfolio rebalancing associated with certain wrap accounts;


   . to effect non-discretionary portfolio rebalancing associated with certain retirement plans;


   . taking out a distribution or loan from a defined contribution plan;


   . to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

 42 HOW TO SELL SHARES

   . due to participation in the Systematic Withdrawal Plan;


   . Wells Fargo Advantage Fund of Funds transactions and transactions in
     Section 529 qualified tuition program portfolios; and


   . if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.


In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.


                                                           HOW TO SELL SHARES 43

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..  In general, exchanges may be made between like share classes of any Wells
   Fargo Advantage Fund offered to the general public for investment.
..  You should carefully read the prospectus for the Fund into which you wish to exchange.
..  Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.
.. If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.
.. Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.


Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.


The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.


Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the


 44 HOW TO EXCHANGE SHARES
trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.


A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 45

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.


HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.


PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.


RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

.. Individual Retirement Plans, including traditional IRAs and Roth IRAs. .. Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
   Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.


There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.


SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.


STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.


STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.


STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.


 46 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.


USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 47

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains monthly. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.


We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

.. AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.
.. CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.
.. BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.
.. DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid.
   In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.


 48 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.


We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.


An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.


Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.


If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.


In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 49

MASTER/GATEWAYSM STRUCTURE
--------------------------------------------------------------------------------

Some of the Funds described in this Prospectus are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.


DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio in which the Total Return Bond Fund invests. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.



 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 TOTAL RETURN BOND PORTFOLIO  Investment Objective: The Portfolio seeks total return consisting of income and capital appreciation. Principal Investment Strategies: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

 50 MASTER/GATEWAYSM STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.


                                                         FINANCIAL HIGHLIGHTS 51

CORPORATE BOND FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period

                                         MAY 31,         OCT. 31,        OCT. 31,         OCT. 31,         OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                   2005/3/           2004            2003             2002             2001           2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $   10.65        $  10.41        $   9.53         $  10.79         $  10.42       $  10.59
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.31            0.55            0.57             0.68             0.81           0.80
  Net realized and
   unrealized gain (loss)
   on investments                          (0.08)           0.24            0.88            (1.25)            0.37          (0.17)
                                        --------        --------         -------         --------         --------       --------
  Total from investment
   operations                               0.23            0.79            1.45            (0.57)            1.18           0.63
                                        --------        --------         -------         --------         --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.31)          (0.55)          (0.57)           (0.69)           (0.81)         (0.80)
  Distributions from net
   realized gain                            0.00            0.00            0.00             0.00             0.00           0.00
  Total distributions                      (0.31)          (0.55)          (0.57)           (0.69)           (0.81)         (0.80)
                                        --------        --------        --------         --------         --------       --------
 NET ASSET VALUE, END OF
PERIOD                                 $   10.57        $  10.65        $  10.41         $   9.53         $  10.79       $  10.42
                                        ========        ========        ========         ========         ========       ========
 TOTAL RETURN/1/                            2.21%           7.78%          15.51%           (5.35)%          11.62%          6.22%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $  74,568        $ 71,061        $ 76,644         $ 43,487         $ 31,997       $  6,530
  Ratios to average net assets/2/:
  Ratios of expenses to
   average net assets                       0.61%           0.57%           0.59%            0.58%            0.49%          0.44%
  Ratio of net investment
   income (loss) to
   average net assets                       5.08%           5.23%           5.59%            7.00%            7.42%          7.67%
  Portfolio turnover rate/4/                  85%            133%            205%             412%             341%           294%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/                 0.65%           0.60%           0.60%            0.59%            0.49%          0.44%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 52 FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST, 31, 1999
For a share outstanding throughout each period

                                    MAY 31,         OCT. 31,        OCT. 31,         OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:              2005/2/           2004            2003             2002             2001            2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $  10.93        $  11.05         $  11.36         $  11.26        $  10.34        $  10.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.23            0.32             0.34             0.48            0.60            0.64
  Net realized and
   unrealized gain (loss)
   on investments                     0.003            0.21             0.05             0.31            0.93            0.12
                                   --------        --------         --------         --------        --------        --------
  Total from investment
   operations                          0.23            0.53             0.39             0.79            1.53            0.76
                                   --------        --------         --------         --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.27)          (0.42)           (0.44)           (0.53)          (0.61)          (0.64)
  Distributions from net
   realized gain                      (0.12)          (0.23)           (0.26)           (0.16)           0.00            0.00
  Total distributions                 (0.39)          (0.65)           (0.70)           (0.69)          (0.61)          (0.64)
                                   --------        --------         --------         --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                             $  10.77        $  10.93         $  11.05         $  11.36        $  11.26        $  10.34
                                   ========        ========         ========         ========        ========        ========
 TOTAL RETURN/1/                       2.17%           4.92%            3.56%            7.45%          15.28%           7.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $ 90,647        $ 84,366         $121,767         $104,607        $ 76,172        $ 20,547
  Ratios to average net assets/4/:
  Ratios of expenses to
   average net assets                  0.53%           0.50%            0.48%            0.45%           0.47%           0.41%
  Ratio of net investment
   income (loss) to
   average net assets                  3.87%           3.19%            2.96%            4.50%           5.43%           6.21%
  Portfolio turnover rate/6/            139%            390%             531%             519%            552%            373%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/             0.58%           0.53%            0.48%            0.46%           0.47%           0.41%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
3    Amount calculated is less than $0.005.
4    Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 53

HIGH INCOME FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON JULY 31, 2001
For a share outstanding throughout each period

                                    MAY 31,        OCT. 31,        OCT. 31,         OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:              2005/4/          2004            2003             2002            2001/5/
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $  7.88        $   7.53         $  6.35          $  7.75          $   8.56
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.33           0.58             0.61             0.82             0.26
  Net realized and
   unrealized gain (loss)
   on investments                    (0.19)          0.35             1.17            (1.40)           (0.81)
                                   -------        --------         -------          -------          --------
  Total from investment
   operations                         0.14           0.93             1.78            (0.58)           (0.55)
                                   -------        --------         -------          -------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.33)         (0.58)           (0.60)           (0.82)           (0.26)
  Distributions from net
   realized gain                      0.00           0.00             0.00             0.00             0.00
  Total distributions                (0.33)         (0.58)           (0.60)           (0.82)           (0.26)
                                   -------        --------         -------          -------          --------
 NET ASSET VALUE, END OF
PERIOD                             $  7.69        $   7.88          $ 7.53          $  6.35          $   7.75
                                   =======        ========         =======          =======          ========
 TOTAL RETURN/1/                      1.77%         12.85%           29.11%           (8.38)%          (6.52)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $ 3,108        $ 24,436         $41,891          $47,281          $ 13,626
  Ratios to average net assets/3/:
  Ratios of expenses to
   average net assets                 0.42%          0.44%            0.45%            0.46%            0.49%
  Ratio of net investment
   income (loss) to
   average net assets                 7.20%          7.58%            8.60%           11.03%           12.93%
  Portfolio turnover rate/7/            52%           133%             172%             120%             114%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,6/            0.51%          0.47%2           0.45%            0.46%            0.49%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Ratios shown for periods of less than one year are annualized.
4 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
5 For the period from July 31, 2001 (commencement of Class) to October 31, 2001. 6 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements. 7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 54 FINANCIAL HIGHLIGHTS

SHORT DURATION GOVERNMENT BOND FUND
INSTITUTIONAL CLASS5 SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                             MAY 31,
 FOR THE PERIOD ENDED:                       2005/4/
 NET ASSET VALUE, BEGINNING                  $10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        0.05
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                              0.03
                                 ------------------
  Total from investment                        0.08
                                 ------------------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                     (0.05)
  Distributions from net                       0.00
  realized gain
  Total distributions                         (0.05)
                                 ------------------
 NET ASSET VALUE, END OF                     $10.03
                                 ==================
  PERIOD
 TOTAL RETURN/1/                                 0.91%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                     $10
  (000s)
  Ratios to average net assets/3/:
  Ratios of expenses to                        0.43%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                          3.35%
  Portfolio turnover rate/6/                    272%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,3/                               0.76%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Ratios shown for periods of less than one year are annualized.
4    For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
5    Formerly named the Select Class.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 55

SHORT-TERM BOND FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period

                                    MAY 31,         OCT. 31,        OCT. 31,         OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:              2005/2/           2004            2003             2002             2001            2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $  8.78         $  8.82         $  8.79          $  9.40          $  9.35         $   9.42
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.20            0.31            0.34             0.48             0.64             0.67
  Net realized and
   unrealized gain (loss)
   on investments                     (0.14)          (0.01)           0.08            (0.59)            0.05            (0.07)
                                    -------         -------         -------          -------          -------         --------
  Total from investment
   operations                          0.06            0.30            0.42            (0.11)            0.69             0.60
                                    -------         -------         -------          -------          -------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment Income                  (0.21)          (0.34)          (0.39)           (0.50)           (0.64)           (0.67)
  Distributions from net
   realized gain                       0.00            0.00            0.00             0.00             0.00             0.00
  Total distributions                 (0.21)          (0.34)          (0.39)           (0.50)           (0.64)           (0.67)
                                    -------         -------         -------          -------          -------         --------
 NET ASSET VALUE, END OF
PERIOD                              $  8.63         $  8.78         $  8.82          $  8.79          $  9.40         $   9.35
                                    =======         =======         =======          =======          =======         ========
 TOTAL RETURN/1/                       0.76%           3.50%           4.84%           (1.14)%           7.57%            6.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $51,426         $49,940         $67,391          $55,474          $71,474         $ 24,800
  Ratios to average net assets/3/:
  Ratios of expenses to
   average net assets                  0.53%           0.51%           0.51%            0.48%            0.44%            0.43%
  Ratio of net investment
   income (loss) to
   average net assets                  4.07%           3.56%           3.78%            5.35%            6.57%            7.16%
  Portfolio turnover rate/5/             14%             37%             97%             154%             129%              94%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,4/            0.60%           0.54%           0.51%            0.48%            0.44%            0.43%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
3    Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 56 FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND
INSTITUTIONAL CLASS/1/ SHARES-COMMENCED ON JULY 1, 2001
For a share outstanding throughout each period

                                    MAY 31,         MAY 31,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:              2005            2004/2/          2003            2002/7/
 NET ASSET VALUE, BEGINNING        $  12.11        $  12.58        $  11.97        $   12.45
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                0.48            0.39            0.73             0.47
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                      0.33           (0.35)           0.66            (0.25)
                                   --------        --------        --------        ---------
  Total from investment                0.81            0.04            1.39             0.22
                                   --------        --------        --------        ---------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                             (0.49)          (0.39)          (0.70)           (0.48)
  Distributions from net              (0.03)          (0.12)          (0.08)           (0.22)
  realized gain
  Total distributions                 (0.52)          (0.51)          (0.78)           (0.70)
                                   --------        --------        --------        ---------
 NET ASSET VALUE, END OF           $  12.40        $  12.11        $  12.58        $   11.97
                                   ========        ========        ========        =========
  PERIOD
 TOTAL RETURN/3/                       6.74%           0.38%          11.05%            1.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period        $248,414        $ 50,699        $ 51,022        $     202
  (000s)
  Ratios to average net assets/6/:
  Ratios of expenses to                0.42%           0.42%           0.42%5           0.47%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                  3.87%           3.49%           4.66%            5.99%
  Portfolio turnover rate/8/            767%            918%            544%             193%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/4,6/                       0.68%           0.74%           0.99%            1.71%

1    Formerly named the Select Class.
2 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Includes interest expense.
6    Ratios shown for periods of less than one year are annualized.
7    For the period from July 1, 2001 (commencement of Class) to June 30, 2002.
8 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 57

ULTRA SHORT-TERM INCOME BOND FUND
INSTITUTIONAL CLASS SHARES - COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period

                                  MAY 31,       OCT. 31,      OCT. 31,       OCT. 31,       OCT, 31,       OCT. 31,
 FOR THE PERIOD ENDED:            2005/4/         2004          2003           2002           2001         2000/2/
 NET ASSET VALUE, BEGINNING
OF PERIOD                         $  9.21       $  9.33       $   9.41       $   9.82       $   9.87       $   9.87
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.19          0.24           0.29           0.36           0.62           0.46
  Net realized and
   unrealized gain (loss)
   on investments                   (0.02)        (0.04)          0.01          (0.29)         (0.04)          0.00
                                  -------                      -------        -------        -------        -------
  Total from investment
   operations                        0.17          0.20           0.30           0.07           0.58           0.46
                                  -------       -------        -------        -------        -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.21)        (0.32)         (0.38)         (0.48)         (0.63)         (0.46)
  Distributions from net
   realized gain                     0.00          0.00           0.00           0.00           0.00           0.00
  Total distributions               (0.21)        (0.32)         (0.38)         (0.48)         (0.63)         (0.46)
                                  -------       -------        -------        -------        -------        -------
 NET ASSET VALUE, END OF
PERIOD                            $  9.17       $  9.21       $   9.33       $   9.41       $   9.82       $   9.87
                                  =======       =======        =======        =======        =======        =======
 TOTAL RETURN/3/                     1.90%         2.19%          3.26%          0.71%          6.03%          4.76%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                         $56,560       $59,624       $213,690       $302,379       $783,961       $347,826
  Ratios to average net assets:
  Ratios of expenses to
   average net assets                0.42%         0.38%          0.37%          0.35%          0.36%          0.38%
  Ratio of net investment
   income (loss) to
   average net assets                3.60%         2.99%          3.16%          4.36%          6.09%          6.95%
  Portfolio turnover rate/6/           17%           26%            94%            50%            70%            38%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/          0.51%         0.41%          0.37%          0.36%          0.36%          0.38%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2000, the Fund changed its fiscal year end from February 29 to October 31.
    Information is shown for a 7-month period, from March 1, 2000 to October 31, 2000.
3 Ratios shown for periods of less than one year are annualized.
4 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
    Information is shown for a 7-month period, from November 1, 2004 to May
    31, 2005.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 58 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]





FOR MORE INFORMATION


More information on each Fund is available free upon request, including the following documents:


Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.


Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.


To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:


By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com


By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266


On the Internet:
http:// www.wellsfargo.com/advantagefunds


From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]




                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                OCTOBER 1, 2006

                                   Prospectus

                                 Advisor Class

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS

Corporate Bond Fund

Government Securities Fund

High Income Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Ultra Short-Term Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Corporate Bond Fund              4
Government Securities Fund       8
High Income Fund                11
Short-Term Bond Fund            15
Short-Term High Yield Bond      19
  Fund
Ultra Short-Term Income Fund    23
Summary of Principal            28
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   30
The Investment Adviser          30
The Sub-Adviser and             30
  Portfolio Managers
Dormant Multi-Manager           31
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       33
How to Open an Account    34
How to Exchange Shares    38
Account Policies          40

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions          42
Taxes                  43
Financial Highlights   44
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..  what the Fund is trying to achieve;
.. how we intend to invest your money; and .. what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Corporate Bond Fund, Government Securities Fund, Short-Term Bond Fund and Short-Term High Yield Bond Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the key risk factors for each Fund. A complete description of these and other risks is found in the "Summary of Principal Investment
Risks" section.

                                                          KEY FUND INFORMATION 3

CORPORATE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
D. James Newton II, CFA, CPA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
12/12/1985
ADVISOR CLASS
Ticker: SCBDX

INVESTMENT OBJECTIVE
The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

o  at least 80% of the Fund's assets in corporate debt securities;
o up to 35% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers; and
o  up to 25% of the Fund's assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in corporate debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We begin our investment process with a "top-down", macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio's duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry fundamentals and corporate earnings. Our credit analysis also considers an issuer's general financial condition, its competitive position and its management strategies. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CORPORATE BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                           CORPORATE BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

         Calendar Year Total Returns for the Advisor Class 1
         as of 12/31 each year
1996       1997        1998       1999        2000       2001       2002       2003        2004       2005
5.31%      11.65%      7.02%       -0.48%     7.68%      6.64%      1.18%      11.46%      5.63%      1.28%

            BEST AND WORST QUARTER
  Best Quarter:      Q2    2003        5.74%
  Worst Quarter:     Q2    2004      - 3.79%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 ADVISOR CLASS/1/
  Returns Before Taxes                1.28%         5.17%           5.67%
  Returns After Taxes on             -0.33%         3.09%           3.22%
  Distributions/2/
  Returns After Taxes on              0.83%         3.15%           3.30%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. CREDIT          1.96%         7.11%           6.46%
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commenced operations August 31, 1999.Performance for the Advisor Class shares of the Corporate Bond Fund prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Corporate Bond Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Corporate Bond Fund adjusted to reflect Advisor Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S.
    corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify for inclusion in the Index, bonds must be SEC-registered. You cannot invest directly in an index.

 6 CORPORATE BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees1                     0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.20%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.04%
  NET EXPENSES3                        0.61%

1 The following fee schdule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
2 Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            96
   3 Years     $           370
   5 Years     $           665
  10 Years     $         1,505

                                                           CORPORATE BOND FUND 7

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION:
8/31/1999
ADVISOR CLASS
Ticker: SGVDX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and
.. up to 20% of the Fund's assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis to select the specific securities for investment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .  Active Trading Risk
     .  Debt Securities Risk
     .  Derivatives Risk
     .  Leverage Risk
     .  Management Risk
     .  Market Risk
     .  Mortgage- and Asset-Backed Securities Risk
     .  Regulatory Risk
     .  Stripped Securities Risk
     .  U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 8 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

           Calendar Year Total Returns for the Advisor Class 1
           as of 12/31 each year
1996       1997       1998       1999        2000        2001       2002        2003       2004       2005
2.52%      8.73%      7.82%     -1.42%      11.03%       8.46%     10.25%       2.66%      3.20%      2.20%

            BEST AND WORST QUARTER
  Best Quarter:      Q3    2002        5.58%
  Worst Quarter:     Q2    2004      - 2.81%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 ADVISOR CLASS/1/
  Returns Before Taxes                2.20%          5.30%          5.74%
  Returns After Taxes on              0.54%          3.30%          3.21%
  Distributions/2/
  Returns After Taxes on              1.47%          3.35%          3.27%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS                      1.68%          4.82%          5.50%
INTERMEDIATE U.S. GOVERNMENT
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.                 2.58%           N/A             N/A
AGGREGATE EXCLUDING CREDIT
  BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)

1 This Class of shares commenced operations on August 31, 1999. Performance for the Advisor Class shares of the Government Securities Fund prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Government Securities Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Government Securities Fund adjusted to reflect Advisor Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers
    U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The following fee schdule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
2 Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR      $            96
   3 Years     $           370
   5 Years     $           665
  10 Years     $         1,505

 10 GOVERNMENT SECURITIES FUND

HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas M. Price, CFA

FUND INCEPTION:
12/28/1995
ADVISOR CLASS
Ticker: SHBAX

INVESTMENT OBJECTIVE
The High Income Fund seeks total return with a high level of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in corporate debt securities that are below investment-grade;
.. up to 30% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers;
..  up to 20% of the Fund's assets in equities and convertible debt securities;
    and
.. up to 10% of the Fund's assets in debt securities that are in default at the time of purchase.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                             HIGH INCOME FUND 11

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 12 HIGH INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

            Calendar Year Total Returns for the Advisor Class 1
            as of 12/31 each year
1996        1997        1998       1999       2000        2001        2002        2003        2004        2005
26.51%      15.67%      2.81%      7.53%      -7.41%      -1.04%      -6.82%      24.34%      10.11%      3.29%

            BEST AND WORST QUARTER
  Best Quarter:      Q1    1996        8.09%
  Worst Quarter:     Q2    2002      - 9.04%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       LIFE OF FUND
 ADVISOR CLASS/1/
  Returns Before Taxes                3.29%         5.45%            6.95%
  Returns After Taxes on              0.89%         2.21%            3.14%
  Distributions/2/
  Returns After Taxes on              2.10%         2.62%            3.55%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.                 2.74%         8.85%            6.48%
CORPORATE HIGH YIELD BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commenced operations on February 29, 2000. Performance for the Advisor Class shares of the High Income Fund prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong High-Yield Bond Fund, its predecessor fund, and prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong High-Yield Bond Fund adjusted to reflect Advisor Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S.Corporate High Yield Bond Index is an unmanaged,
    U.S.dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

                                                             HIGH INCOME FUND 13

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                        2.00%

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    0.45%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     0.20%
  TOTAL ANNUAL FUND                     0.65%
  OPERATING EXPENSES
  Fee Waivers                           0.04%
  NET EXPENSES/3/                       0.61%

1 The following fee schdule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
2 Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply); and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR      $            96
   3 Years     $           370
   5 Years     $           665
  10 Years     $         1,505

 14 HIGH INCOME FUND

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
8/31/1987
ADVISOR CLASS
Ticker: SSTVX

INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in debt securities;
.. up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers; and
..  up to 25% of the Fund's assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's average effective maturity to be three years or less.

We employ a top-down macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Our security selection is based on several factors including, among others, monetary and fiscal policy, inflation, and the international economic and political environment. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         SHORT-TERM BOND FUND 15

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 16 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor. The predecessor Strong Funds were reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

           Calendar Year Total Returns for the Advisor Class 1
           as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.46%      6.86%      4.61%      3.88%      7.05%      4.10%      0.40%      3.57%      1.98%      1.95%

            BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        3.19%
  Worst Quarter:     Q1    2002      - 1.98%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 ADVISOR CLASS/1/
  Returns Before Taxes                1.95%         2.39%         4.07%
  Returns After Taxes on              0.53%         0.78%         1.88%
  Distributions/2/
  Returns After Taxes on              1.26%         1.07%         2.10%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. 1-3             1.77%         4.15%         5.06%
YEAR GOVERNMENT/CREDIT BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commend operations on August 31, 1999. Performance for the Advisor Class shares of the Short-Term Bond Fund prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Short-Term Bond Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Short-Term Bond Fund adjusted to reflect Advisor Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.

                                                         SHORT-TERM BOND FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None

 ANNUAL OPERATING FUND
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The following fee schdule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
2 Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply); and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            96
   3 Years     $           370
   5 Years     $           665
  10 Years     $         1,505

 18 SHORT-TERM BOND FUND

SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas M. Price, CFA

FUND INCEPTION:
6/30/1997
ADVISOR CLASS
Ticker: SSTHX

INVESTMENT OBJECTIVE
The Short-Term High Yield Bond Fund seeks total return with a high level of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in below investment-grade corporate debt securities; and
.. up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's average effective maturity to be three years or less.

We employ rigorous credit research to select individual securities based on a number of factors including industry fundamentals, management strength, competitive position as well as financial strength and liquidity. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                              SHORT-TERM HIGH YIELD BOND FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 20 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Short-Term High Yield Bond Fund was organized as the successor fund to the Strong Short-Term High Yield Bond Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

           Calendar Year Total Returns for the Advisor Class 1
           as of 12/31 each year
1998       1999       2000      2001       2002      2003      2004       2005
8.04%      5.00%      4.70%    -0.69%      0.26%     9.30%     4.40%      2.84%

            BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        3.69%
  Worst Quarter:     Q2    2002      - 3.54%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR          5 YEARS       LIFE OF FUND
 ADVISOR CLASS/1/
  Returns Before Taxes                2.84%           3.06%            4.76%
  Returns After Taxes on              1.18%           0.88%            2.15%
  Distributions/2/
  Returns After Taxes on              1.82%           1.27%            2.43%
Distributions and Sale of
  Fund Shares/2/
 MERRILL LYNCH HIGH YIELD             x.xx%           x.xx%            x.xx%
U.S. CORPORATES, CASH PAY,
  BB RATED, 1-5
  YEARS INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 SHORT-TERM HIGH YIELD BOND           x.xx%           x.xx%            x.xx%
  INDEX III/4/
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commenced operations on February 29, 2000. Performance for the Advisor Class shares of the Short-Term High Yield Bond Fund prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Short-Term High Yield Bond Fund, its predecessor fund, and prior to February 29, 2000, reflects the performance of the Investor Class shares of the Strong Short-Term High Yield Bond Fund adjusted to reflect Advisor Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years
    Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.
4 The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch
    High Yield U.S. Corporates, Cash Pay, BB Rated 1-5 Years Index and 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B-rated 1-5 Years Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated 1-5 Years Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, B-rated 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

                                              SHORT-TERM HIGH YIELD BOND FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                 None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                         2.00%

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    0.45%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     0.20%
  TOTAL ANNUAL FUND                     0.65%
  OPERATING EXPENSES
  Fee Waivers                           0.04%
  NET EXPENSES/3/                       0.61%

1 The following fee schdule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
2 Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply); and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            96
   3 Years     $           370
   5 Years     $           665
  10 Years     $         1,505

 22 SHORT-TERM HIGH YIELD BOND FUND

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988
ADVISOR CLASS
Ticker: SADAX

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in income-producing debt securities;
.. up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers; and
..  up to 25% of the Fund's assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's average effective maturity to be one year or less.

We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis and rigorous credit research to select the securities that we believe can add value. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

                                                 ULTRA SHORT-TERM INCOME FUND 23

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 24 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Ultra Short-Term Bond Fund was organized as a successor funds to the Strong Ultra Short-Term Income. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

           Calendar Year Total Returns for the Advisor Class 1
           as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.31%      6.14%      4.39%      4.76%      6.31%      4.02%      0.45%      2.09%      1.60%      3.46%

            BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        2.09%
  Worst Quarter:     Q1    2002      - 0.81%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR     5 YEARS       10 YEARS
 ADVISOR CLASS/1/
  Returns Before Taxes                3.46%      2.32%         3.94%
  Returns After Taxes on              2.05%      0.88%         1.98%
  Distributions/2/
  Returns After Taxes on              2.24%      1.10%         2.14%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS          2.52%      2.87%         4.33%
  U.S. SHORT TREASURY INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3             1.77%      4.15%         5.06%
YEAR GOVERNMENT/CREDIT BOND
  INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS          2.92%       N/A           N/A
SHORT-TERM U.S.
  GOVERNMENT/CREDIT
  BOND INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)

1 This Class of shares commenced operations on August 31, 1999. Performance for the Advisor Class shares of the Ultra Short-Term Income Fund prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Ultra Short-Term Income Fund, its predecessor fund, and prior to August 31, 1999, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Income Fund adjusted to reflect Advisor Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.

                                                 ULTRA SHORT-TERM INCOME FUND 25

5 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

 26 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees1                        0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses2                         0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES3                           0.61%

1 The following fee schdule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
2 Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply); and
   . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR      $            96
   3 Years     $           370
   5 Years     $           665
  10 Years     $         1,505

                                                 ULTRA SHORT-TERM INCOME FUND 27

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on individual fund pages and are described below. Additional information about the principal risks is included the the Statement of Additional Information.

ACTIVE TRADING RISK         Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
CURRENCY RISK               A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK        Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                            Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                            Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                            Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
FOREIGN OBLIGATIONS RISK    Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

 28 SUMMARY OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The value of a security, and therefore the value of Fund shares may be reduced by market activity. This is a basic risk associated with all securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
SECURITIES RISK             rates tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK    Stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.
U.S. GOVERNMENT SECURITIES  Securities issued by U.S. Governement agencies or government-sponsored entities may not
RISK                        be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Governement, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the
                            Department of Veterans Affairs. Government-related regulators (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association
                            ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by
                            FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 29

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser(s) who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED ("Wells Capital Management"), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for the all of the Funds in this Prospectus. In this capacity Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells
Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital
Managment is compensated for its services to the Funds by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
MICHAEL J. BRAY, CFA          Mr. Bray joined Wells Capital Management in 2005 as a Portfolio Manager on the
Government Securities Fund    Customized Fixed Income Team. Prior to joining Wells Capital Management, he was the
                              Principal responsible for multi-currency yield curve arbitrage business at Windward
                              Capital, LLC from 2004 to 2005. From 1996 to 2004, he was managing director at State
                              Street Research and Management, focusing on mutual fund and institutional account management. From 1990 to 1996, he was with Merrill Lynch & Company as vice president of mortgage securities research and sales. Prior to Merrill Lynch, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities from 1988 to 1990. Mr. Bray received a B.S. degree in Math and Actuarial
                              Science from the University of Connecticut, Storrs. He received his M.B.A. degree from
                              Pennsylvania State University.

 30 ORGANIZATION AND MANAGEMENT OF THE FUNDS

W. FRANK KOSTER               Mr. Koster joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Government Securities Fund    joining Wells Capital Management, Mr. Koster was with Strong Capital Management,
                              Inc. ("SCM") since March 1999, first as a Senior Vice President of SCM's Institutional
                              Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM's institutional fixed-income accounts. Mr. Koster received his B.S. degree in Economics from the College of Wooster in 1979.
JAY N. MUELLER, CFA           Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Government Securities Fund    joining Wells Capital Management, he was a portfolio manager with SCM since 1991.
Inflation-Protected Bond Fund He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to
Ultra-Short Duration Bond     joining SCM, he was a securities analyst and portfolio manager at R. Meeder &
  Fund                        Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.
D. JAMES NEWTON II, CFA, CPA  Mr. Newton joined Wells Capital Management in 2005 as a Portfolio Manager and
Corporate Bond Fund           Senior Research Analyst. Prior to joining Wells Capital Management, he was a high-grade, fixed-income analyst with SCM since October 2002. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern
                              Mutual Life Insurance Company from July 1998 to October 2002. He received his M.B.A.
                              degree from the University of Michigan and a B.A. degree in Economics from Albion
                              College.
THOMAS M. PRICE, CFA          Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
High Income Fund              joining Wells Capital Management, he was with SCM since April 1996 as a fixed income
Short-Term High Yield Bond    research analyst and, since May 1998, as a portfolio manager. During this period, Mr.
 Fund                         Price managed several fixed-income funds and separate accounts. Mr. Price began his
Ultra Short-Term Income Fund  investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in
                              Finance from the Kellogg Graduate School of Management, Northwestern University.
JANET S. RILLING, CFA, CPA    Ms. Rilling joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Corporate Bond Fund           joining Wells Capital Management, she was a portfolio manager with SCM since
Short-Term Bond Fund          October 2000 and a research analyst at SCM since 1995. Prior to joining SCM, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She received her B.A. degree in Accounting and
                              Finance and her M.S. degree in Finance from the University of Wisconsin.

==============================

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 31
to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 32 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Portfolio's assets invested directly in securities, Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 33

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

Typically, Advisor Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Advisor Class shares of the Funds should contact an account representative at their Institution and should understand the following:

   . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

   . Institutions are usually the holders of record of Advisor Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

   . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

   . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

   . Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

   . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

   . Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund's determination, adversely impact the normal management or operations of the Fund.

   . You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds' distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and its shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent's "preferred list"; providing "shelf space" for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Funds and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds' Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts

 34 HOW TO OPEN AN ACCOUNT
maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds' distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds' distributor or its affiliates, subject to applicable NASD regulations.

                                                       HOW TO OPEN AN ACCOUNT 35

HOW TO SELL
--------------------------------------------------------------------------------

Advisor Class shares must be redeemed in accordance with the account agreement governing your Customer Account through which you hold your shares. Please read the account agreement for rules governing selling shares, and contact your selling agent or Institution with any questions.

GENERAL NOTES FOR SELLING SHARES

.. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.
.. Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.
.. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
.. Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.
.. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

REDEMPTION FEES
For the High Income Fund and Short-Term High Yield Bond Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

   . shares that were purchased with reinvested distributions;

   . in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to IRS guidelines) distributions from traditional IRAs and certain other retirement plans (See your retirement plan information for details.);

   . in the event of the shareholder's death or for a disability suffered after purchasing shares ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7).);

   . to effect non-discretionary portfolio rebalancing associated with certain wrap accounts;

   . to effect non-discretionary portfolio rebalancing associated with certain retirement plans;

   . taking out a distribution or loan from a defined contribution plan;

   . to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

   . due to participation in the Systematic Withdrawal Plan;

 36 HOW TO SELL

   . Wells Fargo Advantage Fund of Funds transactions and transactions in
     Section 529 qualified tuition program portfolios; and

   . if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

                                                                  HOW TO SELL 37

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..  In general, exchanges may be made between like share classes of any Wells
   Fargo Advantage Fund offered to the general public for investment.
..  You should carefully read the prospectus for the Fund into which you wish to exchange.
..  Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.
.. If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.
.. Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the

 38 HOW TO EXCHANGE SHARES
trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 39

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.
o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

 40 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 41

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

 42 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

 44 FINANCIAL HIGHLIGHTS

CORPORATE BOND FUND
ADVISOR CLASS SHARES - COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period

                                    MAY 31,         OCT. 31,        OCT. 31,        OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:              2005/3/          2004            2003            2002             2001            2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $ 10.67         $ 10.42         $  9.54          $ 10.80         $ 10.42          $10.59
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.29            0.49            0.52             0.63            0.74            0.73
  Net realized and
   unrealized gain (loss)
   on investments                     (0.09)           0.25            0.88            (1.25)           0.38           (0.17)
                                   --------        --------         -------        --------         --------        --------
  Total from investment
   operations                          0.20            0.74            1.40            (0.62)           1.12            0.56
                                   --------        --------         -------        --------         --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.29)          (0.49)          (0.52)           (0.64)          (0.74)          (0.73)
  Distributions from net
   realized gain                       0.00            0.00            0.00             0.00            0.00            0.00
  Total distributions                 (0.29)          (0.49)          (0.52)           (0.64)          (0.74)          (0.73)
                                   --------        --------         -------        --------         --------        --------
 NET ASSET VALUE, END OF
PERIOD                              $ 10.58         $ 10.67         $ 10.42          $  9.54          $10.80          $10.42
                                   ========        ========        ========         ========        ========        ========
 TOTAL RETURN/1/                       1.85%           7.29%          14.89%          (5.84)%          10.98%           5.49%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $17,440         $20,396         $28,663          $30,529         $32,041          $7,138
  Ratios to average net assets/5/:
  Ratios of expenses to
   average net assets                  1.07%           1.12%           1.13%            1.12%           1.15%           1.10%
  Ratio of net investment
   income (loss) to
   average net assets                  4.60%           4.70%           5.10%            6.40%           6.72%           6.92%
  Portfolio turnover rate/4/             85%            133%            205%             412%            341%            294%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/            1.23%           1.20%           1.16%            1.15%           1.29%           1.15%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and expenses were waived and/or reimbursed.
    The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
    Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 45

GOVERNMENT SECURITIES FUND
ADVISOR CLASS SHARES - COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period

                                    MAY 31,         OCT. 31,        OCT. 31,         OCT. 31,         OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:              2005/3/          2004            2003             2002             2001           2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $ 10.93         $ 11.05         $  11.35         $  11.25         $ 10.33         $10.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.20            0.25             0.25             0.42            0.54           0.56
  Net realized and
   unrealized gain (loss)
   on investments                     0.004            0.21             0.07             0.30            0.92           0.11
                                   --------        --------         --------         --------        --------       --------
  Total from investment
   operations                          0.20            0.46             0.32             0.72            1.46           0.67
                                   --------        --------         --------         --------        --------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.24)          (0.35)           (0.36)           (0.46)          (0.54)         (0.56)
  Distributions from net
   realized gain                      (0.12)          (0.23)           (0.26)           (0.16)           0.00           0.00
  Total distributions                 (0.36)          (0.58)           (0.62)           (0.62)          (0.54)         (0.56)
                                   --------        --------         --------         --------        --------       --------
 NET ASSET VALUE, END OF
PERIOD                              $ 10.77         $ 10.93         $  11.05         $  11.35         $ 11.25         $10.33
                                   ========        ========         ========         ========        ========       ========
 TOTAL RETURN1                         1.85%           4.27%            2.89%            6.77%          14.50%          6.76%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $69,267         $76,283         $120,753         $106,721         $12,371         $   86
  Ratios to average net assets/5/:
  Ratios of expenses to
   average net assets                  1.07%           1.12%            1.11%            1.10%           1.14%          1.12%
  Ratio of net investment
   income (loss) to
   average net assets                  3.33%           2.57%            2.33%            3.68%           4.50%          5.52%
  Portfolio turnover rate/6/            139%            390%             531%             519%            552%           373%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/            1.16%           1.18%            1.12%            1.14%           1.36%          1.93%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and expenses were waived and/or reimbursed.
    The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
    Information is shown for a 7-month period, from November 1, 2004 to May
    31, 2005.
4 Amount calculated is less than $0.005.
5 Ratios shown for periods of less than one year are annualized.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 46 FINANCIAL HIGHLIGHTS

HIGH INCOME FUND
ADVISOR CLASS SHARES - COMMENCED ON FEBRUARY 29, 2000
For a share outstanding throughout each period

                                      MAY 31,       OCT. 31,      OCT. 31,       OCT. 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                2005/5/          2004          2003           2002            2001          2000/2/
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $  7.84       $  7.49       $  6.31        $  7.74         $  9.67         $10.78
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                0.30          0.53          0.55           0.77            1.01           0.75
  Net realized and
   unrealized gain (loss)
   on investments                       (0.21)         0.35          1.18          (1.43)          (1.93)         (1.11)
                                      -------       -------       -------        -------         -------       --------
  Total from investment
   operations                            0.09          0.88          1.73          (0.66)          (0.92)         (0.36)
                                      -------       -------       -------        -------         -------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.30)        (0.53)        (0.55)         (0.77)           (1.01)         (0.75)
  Distributions from net
   realized gain                         0.00          0.00          0.00           0.00            0.00           0.00
  Total distributions                   (0.30)        (0.53)        (0.55)         (0.77)          (1.01)         (0.75)
                                      -------       -------       -------        -------         -------       --------
 NET ASSET VALUE, END OF
PERIOD                                $  7.63       $  7.84       $  7.49        $  6.31         $  7.74         $ 9.67
                                      =======       =======       =======        =======         =======       ========
 TOTAL RETURN/1/                         1.16%        12.11%        28.39%         (9.44)%        (10.28)%        (3.44)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $17,681       $22,315       $29,587        $17,257         $14,821           $123
  Ratios to average net assets/3/:
  Ratios of expenses to
   average net assets                    1.06%         1.13%         1.11%          1.13%           1.13%          1.12%
  Ratio of net investment
   income (loss) to
   average net assets                    6.59%         6.90%         7.74%         10.45%          11.31%         10.72%
  Portfolio turnover rate/6/               52%          133%          172%           120%            114%           104%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,4/              1.20%         1.20%         1.15%          1.20%           1.61%          1.17%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 For the period from February 29, 2000 (commencement of Class) to October 31,
    2001.
3 Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed.
    The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 2005, the Fund changed its fiscal year end from October 31 to May 31.
    Information is shown for a 7-month period, from November 1, 2004 to May
    31, 2005.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 47

SHORT-TERM BOND FUND
ADVISOR CLASS SHARES - COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period

                                      MAY 31,        OCT. 31,        OCT. 31,        OCT. 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                2005/3/         2004            2003            2002            2001           2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $ 8.77         $  8.81         $  8.78          $ 9.40          $ 9.34          $9.41
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.18            0.26            0.29            0.42            0.58           0.60
  Net realized and
   unrealized gain (loss)
   on investments                      (0.14)          (0.01)           0.07           (0.60)           0.06          (0.07)
                                     -------         -------         -------         -------         -------        -------
  Total from investment
   operations                           0.04            0.25            0.36           (0.18)           0.64           0.53
                                     -------         -------         -------         -------         -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.19)          (0.29)          (0.33)          (0.44)          (0.58)         (0.60)
  Distributions from net
   realized gain                        0.00            0.00            0.00            0.00            0.00           0.00
  Total distributions                  (0.19)          (0.29)          (0.33)          (0.44)          (0.58)         (0.60)
                                     -------         -------         -------         -------         -------        -------
 NET ASSET VALUE, END OF
PERIOD                                $ 8.62         $  8.77         $  8.81          $ 8.78          $ 9.40          $9.34
                                     =======         =======         =======         =======         =======        =======
 TOTAL RETURN/1/                        0.45%           2.87%           4.19%          (1.89)%          6.93%          5.81%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                             $8,142         $10,240         $14,203          $9,369          $9,657            $16
  Ratios to average net assets/4/:
  Ratios of expenses to
   average net assets                   1.04%           1.12%           1.13%           1.13%           1.13%          1.11%
  Ratio of net investment
   income (loss) to
   average net assets                   3.53%           2.96%           3.14%           4.66%           5.47%          6.51%
  Portfolio turnover rate/5/              14%             37%             97%            154%            129%            94%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,4/             1.18%           1.19%           1.15%           1.16%           1.34%          2.00%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and expenses were waived and/or reimbursed.
    The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
    Information is shown for a 7-month period, from November 1, 2004 to May
    31, 2005.
4 Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 48 FINANCIAL HIGHLIGHTS

SHORT-TERM HIGH YIELD BOND FUND
ADVISOR CLASS SHARES - COMMENCED ON FEBRUARY 29, 2000
For a share outstanding throughout each period

                                    MAY 31,         OCT. 31,        OCT. 31,         OCT. 31,          OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:              2005/5/          2004            2003             2002              2001           2000/2/
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $  8.69         $  8.66           $8.28          $  8.93           $  9.88          $10.05
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.22            0.39            0.46             0.60              0.79            0.51
  Net realized and
   unrealized gain (loss)
   on investments                     (0.18)           0.03            0.38            (0.65)            (0.95)          (0.17)
                                    -------         -------         -------          -------           -------        --------
  Total from investment
   operations                          0.04            0.42            0.84            (0.05)            (0.16)           0.34
                                    -------         -------         -------          -------           -------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.22)          (0.39)          (0.46)           (0.60)            (0.79)          (0.51)
  Distributions from net
   realized gain                       0.00            0.00            0.00             0.00              0.00            0.00
  Total distributions                 (0.22)          (0.39)          (0.46)           (0.60)            (0.79)          (0.51)
                                    -------         -------         -------          -------           -------        --------
 NET ASSET VALUE, END OF
PERIOD                              $  8.51         $  8.69         $  8.66          $  8.28           $  8.93          $ 9.88
                                    =======         =======         =======          =======           =======        ========
 TOTAL RETURN/3/                       0.47%           4.96%          10.35%           (0.68)%           (1.92)%          3.52%

 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (MM)                           $40,297         $55,553         $73,487          $27,751           $17,544             $46
  Ratios to average net assets/3/:
  Ratios of expenses to
   average net assets                  1.09%           1.12%           1.12%            1.12%             1.13%           1.12%
  Ratio of net investment
   income (loss) to
   average net assets                  4.32%           4.54%           5.23%            6.82%             7.95%           7.65%
  Portfolio turnover rate/6/             31%             71%            117%              86%               73%             67%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/            1.23%           1.20%           1.16%            1.18%             1.30%           1.16%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 For the period from February 29, 2000 (commencement of Class) to October 31,
    2000.
3 Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and expenses were waived and/or reimbursed.
    The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
    Information is shown for a 7-month period, from November 1, 2004 to May
    31, 2005.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 49

ULTRA SHORT-TERM INCOME FUND
ADVISOR CLASS SHARES - COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period

                                    MAY 31,         OCT. 31,        OCT. 31,          OCT. 31,         OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:              2005/5/          2004            2003              2002             2001          20001
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $  9.21         $  9.33         $   9.41          $  9.82          $  9.88          $9.87
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.16            0.20             0.24             0.34             0.55           0.41
  Net realized and
   unrealized gain (loss)
   on investments                     (0.02)          (0.07)           (0.01)           (0.35)           (0.05)          0.01
                                    -------         -------          -------          -------          -------        -------
  Total from investment
   operations                          0.14            0.13             0.23            (0.01)            0.50           0.42
                                    -------         -------          -------          -------          -------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.18)          (0.25)           (0.31)           (0.40)           (0.56)         (0.41)
  Distributions from net
   realized gain                       0.00            0.00             0.00             0.00             0.00           0.00
  Total distributions                 (0.18)          (0.25)           (0.31)           (0.40)           (0.56)         (0.41)
                                    -------         -------          -------          -------          -------        -------
 NET ASSET VALUE, END OF
PERIOD                              $  9.17         $  9.21         $   9.33          $  9.41          $  9.82          $9.88
                                    =======         =======          =======          =======          =======        =======
 TOTAL RETURN/2/                       1.55%           1.45%            2.49%           (0.06)%           5.12%          4.35%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $59,097         $87,760         $145,769          $97,990          $81,827            $28
  Ratios to average net assets/3/:
  Ratios of expenses to
   average net assets                  1.03%           1.12%            1.12%            1.10%            1.13%          1.11%
  Ratio of net investment
   income (loss) to
   average net assets                  2.98%           2.25%            2.37%            3.55%            4.93%          6.22%
  Portfolio turnover rate/6/             17%             26%              94%              50%              70%            38%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,4/            1.15%           1.17%            1.12%            1.11%            1.16%          1.12%

1 In 2000, the Fund changed its fiscal year-end from February 29 to October 31.
    Information is shown for a 7-month period, from March 1, 2000 to October 31, 2000.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5 In 2005, the Fund changed its fiscal year end from October 31 to May 31.
    Information is shown for a 7-month period, from November 1, 2004 to May
    31, 2005.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 50 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                OCTOBER 1, 2006

                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS

Diversified Bond Fund

Government Securities Fund

Inflation-Protected Bond Fund

Intermediate Government Income Fund

Short Duration Government Bond Fund

Stable Income Fund

Total Return Bond Fund

Ultra Short-Term Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Diversified Bond Fund            4
Government Securities Fund       9
Inflation-Protected Bond Fund   12
Intermediate Government         17
  Income Fund
Short Duration Government       21
  Bond Fund
Stable Income Fund              25
Total Return Bond Fund          30
Ultra Short-Term Income Fund    35
Summary of Principal            40
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   43
The Investment Adviser and      43
  Portfolio Managers
The Sub-Advisers and            43
  Portfolio Managers
Dormant Investment Advisory     46
  Arrangements
Dormant Multi-Manager           47
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       49
How to Open an Account    50
How to Sell Shares        52
How to Exchange Shares    53
Account Policies          55

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                57
Taxes                        58
Master/GatewaySM Structure   59
Financial Highlights         61
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..  what the Fund is trying to achieve;
.. how we intend to invest your money; and .. what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Diversified Bond Fund, Government Securities Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund and Total Return Bond Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the key risk factors for each Fund. A complete description of these and other risks is found in the "Summary of Principal Investment
Risks" section.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
This section describes the MASTER/GATEWAY structure applicable to the Diversified Bond Fund, Inflation-Protection Bond Fund, Stable Income Fund, and Total Return Bond Fund. A gateway fund is a fund that invests its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

DIVERSIFIED BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISERS
Wells Capital Management Incorporated
Galliard Capital Management

PORTFOLIO MANAGERS
Thomas C. Biwer, CFA
Christian L. Chan, CFA
Andrew Owen, CFA

FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVMFX

INVESTMENT OBJECTIVE
The Diversified Bond Fund seeks total return by diversifying its investments among different fixed income investment styles.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..   at least 80% of the Fund's assets in debt securities, which include U.S.
    Government obligations, corporate debt securities, mortgage- or asset-backed securities and U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that uses a "multi-style" fixed income investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. "Style" means either an approach to selecting investments, or a type of investment that is selected for a portfolio. Currently, the Fund's portfolio combines the different fixed income investment styles of three master portfolios-Managed Fixed Income Portfolio, Total Return Bond Portfolio and Inflation-Protected Bond Portfolio. We may invest in additional master portfolios, in other WELLS FARGO ADVANTATGE FUNDS, or directly in a portfolio of securtities.

The percentage of Fund assets that we invest in each master portfolio may temporarily deviate from the current allocations due to changes in market value. We may use cash flows or effect transactions to re-establish the allocations. We may make changes in the current allocations at any time in response to market and other conditions. We also may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 DIVERSIFIED BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . Inflation-Protected Debt Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                         DIVERSIFIED BOND FUND 5

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolios. Please see "MASTER/GATEWAY Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS                ALLOCATION       SUB-ADVISER
 DIVERSIFIED BOND STYLE
   Managed Fixed Income Portfolio                70.00%      Galliard Capital Management, Inc.
   Total Return Bond Portfolio                   20.00%      Wells Capital Management Incorporated
   Inflation-Protected Bond Portfolio            10.00%      Wells Capital Management Incorporated
                                              --------
 TOTAL FUND ASSETS                              100.00%

 6 DIVERSIFIED BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Prior to April 11, 2005, the Administrator Class shares of the Diversified Bond Fund were named the Institutional Class shares.

        Calendar Year Total Returns for the Administrator Class
        as of 12/31 each year
1996    1997    1998     1999     2000     2001    2002    2003    2004    2005

3.44%   10.23%  9.10%   -1.19%   13.23%   5.10%   6.13%   3.93%   3.13%   2.41%

           BEST AND WORST QUARTER

  Best Quarter:      Q3    1998       5.30%
  Worst Quarter      Q2    2004      -2.23%

          The Fund's year-to-date performance through June 30, 2006, was XX%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/2005                               1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS
  Returns Before Taxes                         2.41%        4.13%          5.47%
  Returns After Taxes on Distributions/1/      0.84%        2.41%          3.26%
  Returns After Taxes on                       1.72%        2.51%          3.33%
Distributions and Sale of Fund Shares/1/
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/2/  2.43%        5.87%          6.16%
  (reflects no deduction for
  expenses or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
2 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                         DIVERSIFIED BOND FUND 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                  None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                        None

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                     0.45%
  Distribution (12b-1) Fees              0.00%
  Other Expenses/2/                      0.20%
  TOTAL ANNUAL FUND                      0.65%
  OPERATING EXPENSES/3/
  Fee Waivers                            0.04%
  NET EXPENSES/4/                        0.61%

1 The Management fees paid by the Fund reflect the blended rate of advisory fees charged by Funds Management for providing investment advisory services to the master portfolios in which the Fund invests, plus an additional 0.25% asset allocation fee. The fee schedules for each of the master portfolios have different breakpoints.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes expenses allocated from the master portfolio in which the Fund invests. The gross expense ratio excluding waivers allocated from the master portfolio in which the Fund invests is 1.17% for the Diversified Bond Fund.
4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year               $   96
   3 Years              $  370
   5 Years              $  665
  10 Years              $1,505

 8 DIVERSIFIED BOND FUND

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION:
10/29/1986
ADMINISTRATOR CLASS
Ticker: WGSDX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and
.. up to 20% of the Fund's assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis to select the specific securities for investment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .  Active Trading Risk
     .  Debt Securities Risk
     .  Derivatives Risk
     .  Leverage Risk
     .  Management Risk
     .  Market Risk
     .  Mortgage- and Asset-Backed Securities Risk
     .  Regulatory Risk
     .  Stripped Securities Risk
     .  U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

        Calendar Year Total Returns for the Administrator Class 1
        as of 12/31 each year
1996    1997    1998    1999     2000     2001     2002    2003    2004    2005
2.82%   9.05%   8.14%  -1.09%   11.32%    8.75%   10.46%   2.80%   3.30%   2.16%

           BEST AND WORST QUARTER
  Best Quarter:       Q3    2002       5.63%
  Worst Quarter:      Q2    2004      -2.78%

          The Fund's year-to-date performance through June 30, 2006, was XX%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/2005                                                   1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                             2.16%        5.44%          5.69%
  Returns After Taxes on Distributions/2/                          0.52%        3.38%          3.39%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/  1.45%        3.44%          3.43%
   LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX/3/      1.68%        4.82%          5.50%
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. AGGREGATE EXCLUDING CREDIT BOND INDEX/4/     2.58%         N/A            N/A
  (reflects no deduction for fees, expenses or taxes)

1 This Class commenced operations on April 11, 2005. Performance for the Administrator Class shares of the Government Securities Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Government Securities Fund, its predecessor fund, adjusted to reflect Administrator class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

 10 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                       None

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.04%
  NET EXPENSES/3/                      0.61%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR               $   96
   3 Years              $  370
   5 Years              $  665
  10 Years              $1,505

                                                   GOVERNMENT SECURITIES FUND 11

INFLATION-PROTECTED BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
Jay N. Mueller, CFA

FUND INCEPTION:
2/28/2003
ADMINISTRATOR CLASS
Ticker: IPBIX

INVESTMENT OBJECTIVE
The Inflation-Protected Bond Fund seeks total return while providing protection against inflation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities; and
.. up to 20% of the Fund's assets in adjustable or variable rate debt securities, including mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Inflation-Protected Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTATGE FUNDS, or directly in a portfolio of securtities.

Through the Inflation-Protected Bond Portfolio, we invest principally in inflation-protected debt securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We generally will purchase securities that we believe have strong relative value based on an analysis of a security's characteristics (such as its principal value, coupon rate, maturity, duration and yield) in light of the current market environment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 12 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Inflation-Protected Debt Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                INFLATION-PROTECTED BOND FUND 13

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolio(s). Please see "MASTER/GATEWAY Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIO            ALLOCATION        SUB-ADVISER
 INFLATION PROTECTED BOND
  STYLE
   Inflation-Protected Bond Portfolio      100.00%      Wells Capital Management
                                        ---------            Incorporated
 TOTAL FUND ASSETS                         100.00%

 14 INFLATION-PROTECTED BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Prior to April 11, 2005, the Administrator Class shares of the
Inflation-Protected Bond Fund were named the Institutional Class shares.

        Calendar Year Total Returns for the Administrator Class 1
        as of 12/31 each year
2004    2005
7.58%   2.30%

           BEST AND WORST QUARTER
  Best Quarter:       Q1    2004       4.77%
  Worst Quarter:      Q2    2004      -3.26%

          The Fund's year-to-date performance through June 30, 2006, was XX%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/2005                                                   1 YEAR        LIFE OF FUND/1/
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                             2.30%             4.70%
  Returns After Taxes on Distributions/2/                          0.05%             2.92%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/  1.57%             3.00%
 LEHMAN BROTHERS U.S. TIPS                                         2.84%             5.27%
  INDEX/3/
  (reflects no deduction for expenses or taxes)

1 This Class commenced operations on February 28, 2003. The returns for the Fund and the Index are shown from that date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U. S. TIPS (Treasury Inflation-Protected Securities) Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

                                                INFLATION-PROTECTED BOND FUND 15

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                       None

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.04%
  NET EXPENSES/3/                      0.61%

1 The management fees reflect the fees charged by Funds Managment for providing investment advisory services to the Inflation-Protected Bond Portfolio. The following fee schedule is charged to the Inflation-Protected Bond Portfolio based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1YEAR                $   96
   3 Years              $  370
   5 Years              $  665
  10 Years              $1,505

 16 INFLATION-PROTECTED BOND FUND

INTERMEDIATE GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
William Stevens

FUND INCEPTION:
12/31/1982
ADMINISTRATOR CLASS
Ticker: NVGIX

INVESTMENT OBJECTIVE
The Intermediate Government Income Fund seeks to provide current income consistent with safety of principal.

--------------------------------------------------------------------------------
PERMITTED INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in U.S. Government obligations, including repurchase agreements collateralized by U.S. Government obligations; and
.. up to 20% of the Fund's assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in fixed and variable rate U.S. Government obligations, including fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are determined by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls or reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective duration will be within the range of 3- and 5-year U.S. Treasury notes. As a result, the dollar-weighted average effective maturity of the Fund generally ranges from 3 to 10 years.

We invest in debt securities that we believe offer attractive returns and are undervalued relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We also employ modest yield curve and interest rate positioning in order to enhance returns or protect principal. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                          INTERMEDIATE GOVERNMENT INCOME FUND 17

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 18 INTERMEDIATE GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Prior to April 11, 2005, the Administrator Class shares of the Intermediate Government Income Fund were named the Institutional Class shares.

        Calendar Year Total Returns for the Administrator Class
        as of 12/31 each year
1996    1997    1998     1999     2000     2001    2002    2003    2004    2005
3.13%   8.82%   9.55%   -2.21%   11.43%   6.89%   9.90%   1.88%   2.06%   1.46%

           BEST AND WORST QUARTER
  Best Quarter:       Q3    1998       6.00%
  Worst Quarter:      Q2    2004      -2.45%

          The Fund's year-to-date performance through June 30, 2006, was XX%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/2005                                                  1 YEAR        5 YEARS       10 YEARS
 ADMINISTRATOR CLASS
  Returns Before Taxes                                              1.46%       4.38%          5.20%
  Returns After Taxes on Distributions/1/                          -0.02%       2.46%          2.88%
  Returns After Taxes on Distributions and Sale of Fund Shares/1/   0.94%       2.59%          2.99%
 LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX/2/         1.68%       4.82%          5.50%
  (reflects no deduction for expenses or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
2 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.

                                          INTERMEDIATE GOVERNMENT INCOME FUND 19

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                       None

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.04%
  NET EXPENSES/3/                      0.61%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR               $   96
   3 Years              $  370
   5 Years              $  665
  10 Years              $1,505

 20 INTERMEDIATE GOVERNMENT INCOME FUND

SHORT DURATION GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
12/18/1992
ADMINISTRATOR CLASS
Ticker: MNSGX

INVESTMENT OBJECTIVE
The Short Duration Government Bond Fund seeks to provide current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in U.S. Government obligations; and .. up to 20% of the Fund's assets in non-government mortgage- and asset-backed securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical Ratings Organization, or are determined by us to be of comparable quality. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Generally, the portfolio's overall effective duration is less than that of a 3-year U.S. Treasury note.

We invest in debt securities that we believe offer attractive returns and are undervalued relative to other debt securities of similar credit quality and interest rate sensitivity. As part of our investment strategy, we invest in mortgage-backed securities guaranteed by U.S. Government agencies, and to a lesser extent, other securities rated AAA or Aaa, that we believe will sufficiently outperform U.S. Treasuries. We also employ modest yield curve and interest rate positioning in order to enhance returns or protect principal. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                          SHORT DURATION GOVERNMENT BOND FUND 21

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 22 SHORT DURATION GOVERNMENT BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Short Duration Government Bond Fund was organized as a successor fund to the Montgomery Short Duration Government Bond Fund. The predecessor Montgomery fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

        Calendar Year Total Returns for the Administrator Class
        as of 12/31 each year
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
5.14%   6.97%   7.38%   2.56%   8.11%   7.81%   6.28%   2.29%   1.45%   1.53%

           BEST AND WORST QUARTER
  Best Quarter:       Q3    2001       3.50%
  Worst Quarter:      Q2    2004      -1.14%

          The Fund's year-to-date performance through June 30, 2006, was XX%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/2005                                                   1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS
  Returns Before Taxes                                             1.53%        3.84%          4.92%
  Returns After Taxes on Distributions/1/                          0.29%        2.25%          2.93%
  Returns After Taxes on Distributions and Sale of Fund Shares/1/  0.99%        2.32%          2.96%
  LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT BOND INDEX/2/           1.77%        4.15%          5.06%
  (reflects nodeduction for expenses or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
2 The Lehman Brothers U.S. 1-3 Year Government Bond Index is composed of all publicly issued, non-convertible domestic debt of the U.S. government and its agencies. The Index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.

                                          SHORT DURATION GOVERNMENT BOND FUND 23

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                       None

 ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.04%
  NET EXPENSES/3/                      0.61%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR               $   96
   3 Years              $  370
   5 Years              $  665
  10 Years              $1,505

 24 SHORT DURATION GOVERNMENT BOND FUND

STABLE INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Galliard Capital Management, Inc.

PORTFOLIO MANAGERS
Richard Merriam, CFA
Ajay Mirza, CFA

FUND INCEPTION:
11/11/1994
ADMINISTRATOR CLASS
Ticker: NVSIX

INVESTMENT OBJECTIVE
The Stable Income Fund seeks stability of principal while providing lower volatility total return.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in income-producing debt securities; and .. up to 20% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Stable Income Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTAGE FUNDS, or directly in a portfolio of securities.

Through the Stable Income Portfolio, we invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective duration to be between 0.7 to 1.2 years.

We emphasize securities in the spread sectors of the market with higher return expectations than U.S. Treasury securities. Individual securities are purchased based on a disciplined valuation process that compares the "real economic yield" of securities and selects those securities with the best relative value. We tend to buy and hold those attractively valued securities and have a relatively lower turnover profile. We will sell securities based on deteriorating credit, overvaluation or as a source of funds to purchase a more attractively valued issue.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                           STABLE INCOME FUND 25

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 26 STABLE INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolio(s). Please see "MASTER/GATEWAY Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS      ALLOCATION       SUB-ADVISER
 STABLE INCOME FUND STYLE
   Stable Income Portfolio            100.00%      Wells Capital Management Incorporated
                                   ---------
 TOTAL FUND ASSETS                    100.00%

                                                           STABLE INCOME FUND 27

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

Prior to April 11, 2005, the Administrator Class shares of the Stable Income Income Fund were named the Institutional Class shares.

        Calendar Year Total Returns for the Administrator Class 1
        as of 12/31 each year
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
5.46%   6.46%   5.77%   3.57%   6.99%   5.88%   3.24%   1.68%   1.25%   2.49%

           BEST AND WORST QUARTER
  Best Quarter:       Q1    2001       2.38%
  Worst Quarter:      Q2    2004      -0.38%

          The Fund's year-to-date performance through June 30, 2006, was XX%.


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/2005                                                    1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS
  Returns Before Taxes                                              2.49%        2.89%          4.26%
  Returns After Taxes on Distributions/1/                           1.37%        1.81%          2.56%
  Returns After Taxes on Distributions and Sale of Fund Shares/1/   1.61%        1.82%          2.57%
 LEHMAN BROTHERS 9-12 MONTHS                                        2.52%        2.87%          4.33%
  U.S. SHORT TREASURY INDEX/2/
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX/3/      1.77%        4.15%          5.06%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS                                        2.63%         N/A            N/A
SHORT-TERM U.S.GOVERNMENT/CREDIT BOND INDEX/4/
  (reflects no deduction for fees, expenses or taxes)

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
2 The Lehman Brothers 9-12 Months U.S. Short Treasury Index includes aged U.S.treasury bills, notes and bonds with a remaining maturity from nine up to (but not including) twelve months. It excludes zero coupon strips.You cannot invest directly in an index.
3 The Lehman Brothers U.S. 1-3 Year Government Bond Index is composed of all publicly issued, non-convertible domestic debt of the U.S. government and its agencies. The Index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.
4 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

 28 STABLE INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                       None

 ANNUAL FUND OPERATING EXPENSES

(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES/3/
  Fee Waivers                          0.04%
  NET EXPENSES/4/                      0.61%

1 The management fees paid by the Fund reflect the fees charged by Funds Managment for providing investment advisory services to the Stable Income Portfolio. The following fee schedule is charged to the Fund based on the Portfolio's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes expenses allocated from the master portfolio(s) in which the Fund invests. The gross expense ratio excluding waivers allocated from the Portfolio(s) in which the Fund invests is 0.93% for the Stable Income Fund.
4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio(s) net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR               $   96
   3 Years              $  370
   5 Years              $  665
  10 Years              $1,505

                                                           STABLE INCOME FUND 29

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
6/30/1997
ADMINISTRATOR CLASS
Ticker: WUSDX

INVESTMENT OBJECTIVE
The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in bonds;
..  at least 80% of the Fund's assets in investment-grade debt securities;
.. up to 25% of the Fund's assets in asset-backed securities, other than mortgage-backed securities; and
.. up to 20% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTATGE FUNDS, or directly in a portfolio of securtities.

Through the Total Return Bond Portfolio, we invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 30 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . Leverage Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                       TOTAL RETURN BOND FUND 31

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolio(s). Please see "MASTER/GATEWAY Structure" for more information on these master portfolios.

 INVESTMENT STYLE/PORTFOLIOS      ALLOCATION       SUB-ADVISER
 TOTAL RETURN BOND STYLE
   Total Return Bond Portfolio        100.00%      Wells Capital Management Incorporated
                                   ---------
   TOTAL FUND ASSETS                  100.00%

 32 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Total Return Bond Fund was organized as a successor fund to the Montgomery Total Return Bond Fund. The predecessor Montgomery fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

         Calendar Year Total Returns for the Administrator Class 1 as of 12/31 each year
1998     1999     2000     2001    2002     2003    2004    2005
8.72%   -0.59%   12.06%   8.70%   10.20%   4.64%   4.28%   2.13%

           BEST AND WORST QUARTER
  Best Quarter:       Q3    2003       4.91%
  Worst Quarter:      Q2    2004      -2.35%

          The Fund's year-to-date performance through June 30, 2006, wasXX%.


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/2005                                                   1 YEAR       5 YEARS       LIFE OF FUND1
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                             2.13%        5.95%             6.57%
  Returns After Taxes on Distributions/2/                          0.75%        3.97%             4.12%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/  1.38%        3.89%             4.10%
 LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX/3/                      2.43%        5.87%             6.16%
  (reflects no deduction for expenses or taxes)

1 This Class commenced operations on June 30, 1997. The returns for the Fund and Index in the column are shown from that date. Performance for the Administrator Class shares prior to June 6, 2003, reflects the performance of the Class R shares of the Montgomery Total Return Bond Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                       TOTAL RETURN BOND FUND 33

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                       None

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES/3/
  Fee Waivers                          0.04%
  NET EXPENSES/4/                      0.61%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the Total Return Bond Portfolio. The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
4 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio(s) net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR               $   96
   3 Years              $  370
   5 Years              $  665
  10 Years              $1,505

 34 TOTAL RETURN BOND FUND

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988
ADMINISTRATOR CLASS
Ticker: WUSDX

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in income-producing debt securities;
.. up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers; and
..  up to 25% of the Fund's assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's average effective maturity to be one year or less.

We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis and rigorous credit research to select the securities that we believe can add value. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

                                                 ULTRA SHORT-TERM INCOME FUND 35

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 36 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Ultra Short-Term Bond Fund was organized as a successor fund to the Strong Ultra Short-Term Income Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

        Calendar Year Total Returns for the Administrator Class 1
        as of 12/31 each year
1996    1997    1998    1999    2000    2001    2002    2003    2004    2005
6.68%   6.50%   4.75%   5.27%   6.77%   4.26%   0.83%   2.26%   1.96%   3.49%

           BEST AND WORST QUARTER
  Best Quarter:       Q1    2001       2.08%
  Worst Quarter:      Q1    2002      -0.73%

          The Fund's year-to-date performance through June 30, 2006, was XX%.


 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/2005                                                           1 YEAR       5 YEARS       10 YEARS
 ADMINISTRATOR CLASS/1/
  Returns Before Taxes                                                     3.25%        2.51%          4.24%
  Returns After Taxes on Distributions/2/                                  1.79%        0.97%          2.21%
  Returns After Taxes on Distributions and Sale of Fund Shares/2/          1.27%        1.64%          2.62%
 LEHMAN BROTHERS 9-12 MONTHS                                               2.52%        2.87%          4.33%
  U.S. SHORT TREASURY INDEX/3/
  (reflects no deduction for expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3 YEAR GOVERNMENT/CREDIT BOND INDEX/4/             1.77%        4.15%          5.06%
  (reflects no deduction for fees, expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS                                               2.92%         N/A            N/A
SHORT-TERM U.S.GOVERNMENT/CREDIT BOND INDEX/5/
  (reflects no deduction for fees, expenses or taxes)

1 This Class commenced operations on April 11, 2005. Performance for the Administrator Class shares of the Ultra Short-Term Income Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Income Fund, its predecessor fund, adjusted to reflect Administrator Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government Bond Index is composed of all publicly issued, non-convertible domestic debt of the U.S. government and its agencies. The Index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of 2.9 years are included. You cannot invest directly in an index.
5 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity

                                                 ULTRA SHORT-TERM INCOME FUND 37
constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.

 38 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                       None

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.04%
  NET EXPENSES/3/                      0.61%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year               $   96
   3 Years              $  370
   5 Years              $  665
  10 Years              $1,505

                                                 ULTRA SHORT-TERM INCOME FUND 39

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on individual fund pages and are described below. Additional information about the principal risks is included the the Statement of Additional Information.

ACTIVE TRADING RISK         Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
CURRENCY RISK               A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK        Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                            Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                            Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                            Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
FOREIGN OBLIGATIONS RISK    Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

 40 SUMMARY OF PRINCIPAL INVESTMENT RISKS

INFLATION-PROTECTED DEBT    Inflation-protected debt securities are structured to provide protection against the negative
SECURITIES RISK             effects of inflation. Inflation is a general rise in the prices of goods and services which can erode an investor's purchasing power. Unlike traditional debt securities whose return is based on the payment of interest on a fixed principal amount, the principal value of inflation-protected debt securities is periodically adjusted according to the rate of inflation and as a result, interest payments will vary. For example, if the index measuring the rate of inflation falls, the principal value of an inflation-protected debt security will fall and the amount of interest payable on such security will consequently be reduced. Conversely, if the index measuring the rate of inflation rises, the principal value on such securities will rise and the amount of interest payable will also increase. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The value of a security, and therefore the value of Fund shares may be reduced by market activity. This is a basic risk associated with all securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
SECURITIES RISK             rates tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK    Stripped securities are the separate income or principal components of debt securities.
                            These securities are particularly sensitive to changes in interest rates, and therefore subject to greater fluctuations in price than typical interest bearing debt securities. For example, stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities, and stripped treasury securities have greater interest rate risk than traditional government securities with identical credit ratings.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 41

U.S. GOVERNMENT SECURITIES  Securities issued by U.S. Governement agencies or government-sponsored entities may not
RISK                        be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Governement, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the
                            Department of Veterans Affairs. Government-related regulators (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association
                            ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by
                            FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

 42 SUMMARY OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGERS
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.

THOMAS C. BIWER, CFA     Mr. Biwer has served as investment manager and portfolio strategist for the Wells Fargo
Diversified Bond Fund    (formerly Strong) Advisor service since 1999. Mr. Biwer has served as a Portfolio Manager and a member of
                         Funds Management's asset allocation team since 2005. Mr. Biwer participates in determining the asset allocations of the Fund's investments in various master portfolios. He earned his B.S. and M.B.A. degrees from the University of Illinois.
CHRISTIAN L. CHAN, CFA   Mr. Chan has served as a Portfolio Manager for Funds Management since 2005, and as a
Diversified Bond Fund    member of the firm's asset allocation team and investment team since 2002. Mr. Chan participates in determining the asset allocations of the Fund's investments in various master portfolios. Mr. Chan has more than 8 years of investment experience. Mr. Chan earned his B.A. degree in American Studies from the
                         University of California at Los Angeles.
ANDREW OWEN, CFA         Mr. Owen has served as a Portfolio Manager for Funds Management since 2005, and has been a member of the
Diversified Bond Fund    asset allocation team and head of investments for Funds Management since 1996. Mr. Owen participates in determining the asset allocations of the Fund's investments in various master portfolios. He has more than
                         17 years of finance and investment-related experience. Mr. Owen earned his M.B.A. degree from the
                         University of Michigan.

THE SUB-ADVISERS AND PORTFOLIO MANAGERS
The following sub-advisers and portfolio managers perform day-to-day investment management activities for the Funds. The sub-advisers are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

GALLIARD CAPITAL        ("Galliard"), located at 800 LaSalle Avenue, Suite 2060, Minneapolis, MN 55479, is the investment
MANAGEMENT, INC.        sub-adviser for the Stable Income Fund and the Stable Income Portfolio in which the Fund invests. In this capacity, Galliard is responsible for the day-to-day investment management of the Stable Income Portfolio.
                        Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities. Galliard is compensated for its services by Funds Management from the fees Fund
                        Management receives for its services as adviser to the Stable Income Portfolio.

RICHARD MERRIAM, CFA    Mr. Merriam joined Galliard at the firm's inception in 1995. Currently, Mr. Merriam is a Managing Partner
Stable Income Fund      at Galliard. He is responsible for investment process and strategy.Prior to joining Galliard, Mr. Merriam was Chief Investment Officer for Insight Management. Mr. Merriam earned his B.A. degree in Economics and
                        English from the University of Michigan and his M.B.A. degree from the University of Minnesota.
AJAY MIRZA, CFA         Mr. Mirza joined Galliard at the firm's inception in 1995 as a Portfolio Manager and Mortgage Specialist.
Stable Income Fund      Prior to joining Galliard, Mr. Mirza was a research analyst at Insight Investment Management and at Lehman
                        Brothers. Mr. Mirza earned his B.E. degree in Instrumentation from the Birla Institute of Technology
                        (India), his M.A. degree in Economics from Tulane University, and his M.B.A. degree from the University of
                        Minnesota.

 44 ORGANIZATION AND MANAGEMENT OF THE FUNDS


=============================
WELLS CAPITAL           ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San
MANAGEMENT              Francisco, CA 94105, is the sub-adviser for the all of the Funds in this Prospectus except for the Stable
INCORPORATED            Income Fund, and for the master portfolios in which the Inflation-Protected Bond Fund and Total Return
                        Bond Fund each invests substantially all of its assets. In this capacity Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells
                        Capital Managment is compensated for its services to the Funds by Funds Management from the fees Funds
                        Management receives for its services as adviser to the respective Funds.

MICHAEL J. BRAY, CFA    Mr. Bray joined Wells Capital Management in 2005 as a Portfolio Manager on the
Government Securities   Customized Fixed Income Team. Prior to joining Wells Capital Management, he was the
  Fund                  Principal responsible for multi-currency yield curve arbitrage business at Windward Capital, LLC
Inflation-Protected     from 2004 to 2005. From 1996 to 2004, he was managing director at State
  Bond Fund             Street Research and Management, focusing on mutual fund and institutional account management. From 1990 to 1996, he was with Merrill Lynch & Company as vice president of mortgage securities research and sales. Prior to Merrill Lynch, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities from 1988 to 1990. Mr. Bray received a B.S. degree in Math and Actuarial
                        Science from the University of Connecticut, Storrs. He received his M.B.A. degree from
                        Pennsylvania State University.
MARIE CHANDOHA          Ms. Chandoha joined Wells Capital Management in 2003 as a Senior Portfolio Manager
Short Duration          and serves as co-head of the Montgomery Fixed Income investment strategies.
 Government Bond        Prior to  joining Wells Capital Management, Ms. Chandoha was a portfolio manager, principal
 Fund                   and co-head of the Montgomery Fixed Income division at Montgomery Asset
Total Return Bond       Management since joining the firm in 1999. From 1996 to 1999, she was chief bond
 Fund                   strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of Global Fixed Income and Economics Research at Credit Suisse First Boston,
                        where she managed the global bond and economics research department of 125 professionals. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a
                        B.A. degree in Economics.
W. FRANK KOSTER         Mr. Koster joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Government Securities  joining Wells Capital Management, Mr. Koster was with Strong Capital
 Fund                   Management,Inc. ("SCM") since March 1999, first as a Senior Vice President of SCM's Institutional
                        Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM's institutional fixed-income accounts. Mr. Koster received his B.S. degree in Economics from the College of Wooster in 1979.
JAY N. MUELLER, CFA     Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Government Securities   joining Wells Capital Management, he was a portfolio manager with SCM since 1991.
 Fund                   He also served as Director of Fixed Income for SCM from July 2002 to July 2004.
Inflation-Protected     Prior to joining SCM, he was a securities analyst and portfolio manager
 Bond Fund              at R. Meeder & Associates. He began his investment career at Harris Trust & Savings Bank as
Ultra-Short Term        an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.
 Income Fund

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 45

THOMAS O'CONNOR, CFA    Mr. O'Connor joined Wells Capital Management in 2003 as a Portfolio Manager and is
Short Duration          responsible for identifying value in mortgages. From 2000 to 2003,
  Government            Mr. O'Connor was a  portfolio manager in the Fixed Income Division of Montgomery Asset
  Bond Fund             Management. Prior to that time, Mr. O'Connor was a senior portfolio manager
Total Return Bond       in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors).
  Fund                  Previously, Mr. O'Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at
                        First Boston and Smith Barney. Mr. O'Connor is a member of the Association for
                        Investment Management and Research. He earned his B.A. degree in Business Adminis-
                        tration from the University of Vermont.
THOMAS M. PRICE, CFA    Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Ultra Short-Term        joining Wells Capital Management, he was with SCM since April 1996
  Income Fund           as a fixed income research analyst and, since May 1998, as a portfolio manager. During this period, Mr.
                        Price managed several fixed-income funds and separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in
                        Finance from the Kellogg Graduate School of Management, Northwestern University.
WILLIAM STEVENS         Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer
Intermediate            and Senior Managing Director and currently serves as Senior Portfolio Manager and
 Government             co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells
 Income Fund            Capital Management, Mr. Stevens was president and chief investment
Short Duration          officer of  Montgomery Asset Management with oversight responsibility for all the investment-related
 Government Bond        activities, as well as co-head and founder of the fixed income division. Before joining Montgomery
 Fund                   in 1992, Mr. Stevens was responsible for starting the collateralized mortgage obligation
Total Return Bond       and asset-backed securities trading department at Barclays de Zoete Wedd Securities. Previously,
 Fund                   he headed the structured product department at Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

==============================

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Inflation-Protected Bond Fund, Stable Income Fund and Total Return Bond Fund, each a gateway fund, Funds Management acts as investment adviser for Each Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as Each gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Stable Income Fund has a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which each gateway Fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

 46 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Government Securities, Inflation-Protected Bond, Short Duration Government Bond, Total Return Bond and Ultra Short-Term Income Funds. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 47

 48 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Portfolio's assets invested directly in securities, Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 49

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

   . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

   . Institutions are usually the holders of record of Administrator Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

   . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

   . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

   . Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

   . Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund's determination, adversely impact the normal management or operations of the Fund.

     . You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

The following investors are eligible to purchase Administrator Class shares:

     . Employee benefit plan programs that have at least $10 million in plan assets;

     . Broker-dealer managed account or wrap programs that charge an asset based fee;

     . Registered investment adviser mutual fund wrap programs that charge an asset based fee;

     . Internal Revenue Code Section 529 plans;

   . Fund of Funds managed by Funds Management (WELLS FARGO ADVANTAGE
     WEALTHBUILDER PORTFOLIOSSM and WELLS FARGO ADVANTAGE LIFE STAGE
     PORTFOLIOSSM)

     . Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

     . Institutions who invest a minimum initial amount of $1 million in a Fund; and

     . Certain groups under certain circumstances as detailed in the Funds' Statement of Additional Information.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

 50 HOW TO OPEN AN ACCOUNT

--------------------------------------------------------------------------------
ADDITIONAL PAYMENTS TO DEALERS

In addition to payments made by the Funds for distribution and shareholder servicing, the Adviser, the Funds' distributor or their affiliates, may pay out of their own assets, and at no cost to the Funds, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders.

In return for these payments, the Funds may receive certain marketing or servicing advantages including, without limitation, inclusion of the Funds on a selling agent's "preferred list"; providing "shelf space" for the placement of the Funds on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; and providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Funds and their shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Funds' Adviser, distributor or their affiliates, for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Funds' distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Adviser, the Funds' distributor or its affiliates, subject to applicable NASD regulations.

                                                       HOW TO OPEN AN ACCOUNT 51

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed in accordance with the account agreement governing your Customer Account at your Institution. Please read the Customer Account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

   . We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.

   . Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

   . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   . Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

 52 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..  In general, exchanges may be made between like share classes of any Wells
   Fargo Advantage Fund offered to the general public for investment.
..  You should carefully read the prospectus for the Fund into which you wish to exchange.
..  Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.
.. If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.
.. Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the

                                                       HOW TO EXCHANGE SHARES 53
trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 54 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

.. Individual Retirement Plans, including traditional IRAs and Roth IRAs. .. Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
   Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

                                                             ACCOUNT POLICIES 55

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 56 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

                                                                DISTRIBUTIONS 57

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. If the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distribute in the taxable year may be characterized in some circumstances as return of capital. Estimates of inflation may be used in the determination of monthly income distribution rates. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 58 TAXES

MASTER/GATEWAYSM STRUCTURE
--------------------------------------------------------------------------------

Some of the Funds described in this Prospectus are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists master portfolios in which certain Funds invest. Each Portfolio's investment objective is provided, followed by a brief description of the portfolio's investment strategies.

 MASTER PORTFOLIO             INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 INFLATION-PROTECTED BOND    Investment Objective: The Portfolio seeks total return while providing protection
 PORTFOLIO                   against inflation. Principal Investment Strategies: We invest in a portfolio consisting principally of inflation-protected debt securities issued by the U.S. Treasury and agencies and instrumentalities of the U.S. Government other than the U.S. Treasury.
                             We will purchase only securities that are rated, at the time of purchase, within the two highest rating categories assigned by a Nationally Recognized Statistical
                             Ratings Organization, or are determined by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.
 MANAGED FIXED INCOME        Investment Objective: The Portfolio seeks consistent fixed-income returns. Principal
 PORTFOLIO                   Investment Strategies: The Portfolio invests in a diversified Portfolio of fixed- and variable-rate U.S. dollar-denominated, fixed-income securities of a broad spectrum of U.S. and foreign issuers including U.S. Government obligations, and the debt securities of financial institutions, corporations and others.
 STABLE INCOME PORTFOLIO     Investment Objective: The Portfolio seeks stability of principal while providing lower volatility total return. Principal Investment Strategies: We invest principally in income-producing debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include dollar-denominated debt securities of foreign issuers. We only purchase investment-grade securities, though we may continue to hold a security that falls below investment-grade. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective duration to be between 0.7 to 1.2 years.

                                                   MASTER/GATEWAYSM STRUCTURE 59

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 TOTAL RETURN BOND PORTFOLIO     Investment Objective: The Portfolio seeks total return consisting of income and capital appreciation. Principal Investment Strategies: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

THE SUB-ADVISERS FOR THE MASTER PORTFOLIOS
The Sub-Advisers for the master portfolio are compensated for their services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

GALLIARD is the investment sub-adviser for the Managed Fixed Income and Stable Income Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, Galliard is responsible for the day-to-day investment management of these portfolios. Galliard is a registered investment adviser that provides investment advisory services to bank and thrift institutions, pension and profit sharing plans, trusts and charitable organizations and corporate and other business entities.

WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the Inflation-Protected Bond and Total Return Bond Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of these portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

 60 MASTER/GATEWAYSM STRUCTURE

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 61

DIVERSIFIED BOND FUND
ADMINISTRATOR CLASS1 SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                         MAY 31,          MAY 31,          MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:                    2005             2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING OF PERIOD  $   25.58         $  26.57         $  25.63         $  25.68         $  25.22
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.92             0.96             1.06             1.21             1.43
  Net realized and
   unrealized gain (loss)
   on investments                           0.39            (0.93)            0.97             0.16             1.44
                                       ---------         --------         --------         --------         --------
  Total from investment
   operations                               1.31             0.03             2.03             1.37             2.87
                                       ---------         --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.92)           (0.98)           (1.05)           (1.20)           (2.41)
  Distributions from net
   realized gain                           (0.15)           (0.04)           (0.04)           (0.22)            0.00
  Total distributions                      (1.07)           (1.02)           (1.09)           (1.42)           (2.41)
                                       ---------         --------         --------         --------         --------
 NET ASSET VALUE, END OF PERIOD        $   25.82         $  25.58         $  26.57         $  25.63         $  25.68
                                       =========         ========         ========         ========         ========
 TOTAL RETURN/2/                            5.24%            0.09%            8.11%            5.44%           11.74%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $ 133,277         $191,875         $372,822         $336,184         $269,121
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/2,3/                  0.70%            0.70%            0.70%            0.70%            0.70%
  Ratio of net investment
   income (loss) to
   average net assets                       3.53%            3.65%            4.08%            4.74%            5.75%
  Portfolio turnover rate/4,6/                56%             115%              67%              93%             113%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,5/                 0.91%/7/         0.86%            0.89%            0.87%            0.83%

1    Formerly named the Institutional Class.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 Includes expenses allocated from the master portfolio(s) in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investment in the underlying master portfolios.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
7 Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 1.04%

 62 FINANCIAL HIGHLIGHTS

GOVERNMENT SECURITIES FUND
ADMINISTRATOR CLASS SHARES - COMMENCED APRIL 11, 2005
For a share outstanding throughout each period

                                                                      MAY 31,
 FOR THE PERIOD ENDED:                                                2005/2/
 NET ASSET VALUE, BEGINNING OF PERIOD                                $   10.61
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                            0.05
    Net realized and unrealized gain (loss) on investments                0.17
                                                                 -------------
  Total from investment
   operations                                                             0.22
                                                                 -------------
LESS DISTRIBUTIONS:
  Distributions from net investment income                               (0.06)
  Distributions from net realized gain                                    0.00
  Total distributions                                                    (0.06)
                                                                 -------------
 NET ASSET VALUE, END OF PERIOD                                      $   10.77
                                                                 =============
 TOTAL RETURN/1/                                                          2.12%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                                   $      60
  Ratios to average net assets/3/:
  Ratios of expenses to average net assets                                0.67%
  Ratio of net investment income (loss) to average net assets             3.54%
  Portfolio turnover rate/4/                                               139%
  Ratio of expenses to average net assets prior to waived fees
    and reimbursed expenses/3,5/                                          0.83%


1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
3    Ratios shown for periods of less than one year are annualized.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 63

INFLATION-PROTECTED BOND FUND
ADMINISTRATOR CLASS1 SHARES- COMMENCED ON FEBRURARY 28, 2003
For a share outstanding throughout each period

                                                            MAY 31,          MAY 31,            MAY 31,
 FOR THE PERIOD ENDED:                                       2005             2004             2003/5/
 NET ASSET VALUE, BEGINNING OF PERIOD                     $   10.03        $   10.13       $     10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                                 0.39             0.30              0.16
  Net realized and unrealized gain (loss) on investments       0.43            (0.12)             0.13
                                                           ---------        ---------       ----------
  Total from investment operations                             0.82             0.18              0.29
                                                           ---------        ---------       ----------
LESS DISTRIBUTIONS:
  Distributions from net investment income                    (0.36)           (0.25)            (0.16)
  Distributions from net realized gain                        (0.06)           (0.03)             0.00
  Total distributions                                         (0.42)           (0.28)            (0.16)
                                                           ---------        ---------       ----------
 NET ASSET VALUE, END OF PERIOD                           $   10.43        $   10.03       $     10.13
                                                           =========        =========       ==========
 TOTAL RETURN/2/                                               8.30%            1.91%             2.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)                        $  53,237        $  26,780       $     7,188
  Ratios to average net assets/3/:
  Ratio of expenses to average net assets                      0.60%            0.65%             0.65%
  Ratio of net investment income (loss) to
   average net assets                                          4.11%            3.40%             7.70%
  Portfolio turnover rate/6/                                    425%             155%              115%
  Ratio of expenses to average net assets
   prior to waived fees and  reimbursed expenses/3,4/          0.93%            1.12%             1.85%


1    Formerly named the Institutional Class.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    For the period from February 28, 2003 (commencement of Class) to May 31,
     2003.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 64 FINANCIAL HIGHLIGHTS

INTERMEDIATE GOVERNMENT INCOME FUND
ADMINISTRATOR CLASS1 SHARES- COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                               MAY 31,           MAY 31,           MAY 31,          MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:                          2005              2004              2003             2002             2001
 NET ASSET VALUE, BEGINNING  OF PERIOD        $  10.94         $   11.69          $   11.19         $  11.02         $  10.56
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                    0.39              0.33               0.44             0.54             0.69
  Net realized and unrealized gain (loss)
   on investments                                 0.10             (0.53)              0.68             0.28             0.47
                                              --------         ---------           --------         --------         --------
  Total from investment operations                0.49             (0.20)              1.12             0.82             1.16
                                              --------         ---------           --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net investment income       (0.47)            (0.55)              0.62)           (0.65)           (0.70)
  Distributions from net realized gain            0.00              0.00               0.00             0.00             0.00
  Total distributions                            (0.47)            (0.55)             0.62)            (0.65)           (0.70)
                                              --------         ---------           --------         --------         --------
 NET ASSET VALUE, END OF PERIOD               $  10.96         $   10.94          $   11.69         $  11.19         $  11.02
                                              ========         =========           ========         ========         ========
 TOTAL RETURN/2/                                  4.53%           (1.77)%             10.20%            7.63%           11.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)            $394,194         $ 397,390          $ 472,024         $442,037         $413,846
  Ratios to average net assets:
  Ratio of expenses to average net assets         0.70%             0.70%              0.69%            0.68%            0.68%
  Ratio of net investment
   income (loss) to
   average net assets                             3.53%             3.23%              3.74%            4.85%            6.34%
  Portfolio turnover rate/4/                       277%              178%               139%             102%              57%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3/                         0.76%             0.80%              0.77%            0.71%            0.74%

1    Formerly named the Institutional Class.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 65

SHORT DURATION GOVERNMENT BOND FUND
ADMINISTRATOR CLASS1 SHARES- COMMENCED ON DECEMBER 18, 1992
For a share outstanding throughout each period

                                        MAY 31,         MAY 31,       JUNE 30,        JUNE 30,       JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:                   2005            2004/2/       2003            2002           2001/3/          2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                             $    10.14       $  10.30      $   10.26       $  10.20       $    9.90      $   10.04
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.29           0.20           0.43           0.46            0.58           0.58
  Net realized and
   unrealized gain (loss)
   on investments                          (0.07)         (0.13)          0.12           0.22            0.30          (0.14)
                                       ---------       --------      ---------       --------        -------       --------
  Total from investment
   operations                               0.22           0.07           0.55           0.68            0.88           0.44
                                       ---------       --------      ---------       --------        -------       --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.33)         (0.20)         (0.43)         (0.49)          (0.58)         (0.58)
  Distributions from net
   realized gain                            0.00          (0.03)         (0.08)         (0.13)           0.00           0.00
  Total distributions                      (0.33)/8/      (0.23)         (0.51)         (0.62)          (0.58)         (0.58)
                                      ----------       --------      ---------       --------        -------       --------
 NET ASSET VALUE, END OF PERIOD       $    10.03       $  10.14      $   10.30        $ 10.26       $   10.20      $    9.90
                                      ==========       ========      =========       ========        =======       ========
 TOTAL RETURN/4/                            2.16%          0.67%          5.08%          6.80%           9.09%          4.55%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000s)    $  444,331       $431,942      $ 517,187       $449,648       $ 267,444      $ 171,879
  Ratios to average net assets/6/:
  Ratios of expenses to
   average net assets                       0.60%          0.60%         0.76%7          0.87%           1.68%          1.11%
  Ratio of net investment
   income (loss) to
   average net assets                       2.66%          2.13%          3.75%          4.38%           5.70%          5.84%
  Portfolio turnover rate/9/                 272%           615%           331%           400%            245%           188%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/5,6/               0.98%          0.81%          1.16%          1.53%           2.46%          1.61%

1    Formerly named the Institutional Class.
2 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
3 Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
4 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
5 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6    Ratios shown for periods of less than one year are annualized.
7    Includes interest expense.
8 Effective June 1, 2004 for income accrued on taxable instruments held by the Fund after that date the Fund received permission to revoke its election to amortize bond premium currently for federal tax purposes. As a result of this change in tax accounting policy, ordinary taxable income and required distributions will increase in future tax years and any loss on retirement of such debt instrument will result in a capital loss.
9 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 66 FINANCIAL HIGHLIGHTS

STABLE INCOME FUND
ADMINISTRATOR CLASS1 SHARES - COMMENCED ON NOVEMBER 11, 1994
For a share outstanding throughout each period

                                     MAY 31,          MAY 31,         MAY 31,           MAY 31,          MAY 31,
 FOR THE PERIOD ENDED:                2005             2004            2003              2002             2001
 NET ASSET VALUE, BEGINNING
OF PERIOD                          $   10.33         $  10.44     $       10.39        $  10.36       $    10.15
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.20             0.18              0.26            0.37             0.60
  Net realized and
   unrealized gain (loss)
   on investments                       0.02            (0.10)             0.06            0.03             0.21
                                   ---------         --------          --------        --------         --------
  Total income from
   investment operations                0.22             0.08              0.32            0.40             0.81
                                   ---------         --------          --------        --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.17)           (0.18)            (0.27)          (0.37)           (0.60)
  Distributions from net
   realized gain                        0.00             0.00              0.00            0.00             0.00
  Return of capital                     0.00            (0.01)           0.00 6            0.00             0.00
  Total distributions                  (0.17)           (0.19)            (0.27)          (0.37)           (0.60)
                                   ---------         --------     -------------        --------         --------
 NET ASSET VALUE, END OF
PERIOD                             $   10.38         $  10.33     $       10.44        $  10.39       $    10.36
                                   =========         ========     =============        ========         ========
 TOTAL RETURN/2/                        2.14%            0.71%             3.13%           3.87%            8.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                          $ 356,223         $570,234     $     491,771        $304,256       $  200,917
  Ratios to average net assets:
  Ratio of expenses to
   average net assets/3/                0.65%            0.63%             0.65%           0.65%            0.65%
  Ratio of net investment
   income (loss) to
   average net assets                   1.76%            1.74%             2.51%           3.50%            5.78%
  Portfolio turnover rate/4,7/            43%              92%               45%             81%              37%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/3,5/             0.68%/8/         0.66%             0.77%           0.80%            0.78%

1    Formerly named the Institutional Class.
2 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
3    Includes expenses allocated from the master portfolio in which the Fund invests.
4 Portfolio turnover rate represents the activity from the Fund's investments in a master portfolio.
5 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
6    Return of capital was less than $0.01 per share.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
8 Gross expense ratios excluding waivers allocated from the Portfolio(s) in which the Fund invests is 0.80%.

                                                         FINANCIAL HIGHLIGHTS 67

TOTAL RETURN BOND FUND
ADMINISTRATOR CLASS1 SHARES- COMMENCED ON JUNE 30, 1997
For a share outstanding throughout each period

                                     MAY 31,          MAY 31,         JUNE 30,         JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004/2/         2003             2002            2001            2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $  12.11         $  12.57        $  11.97          $  11.85        $   11.33       $  11.66
 INCOME FROM INVESTMENT
OPERATIONS:
  Net investment income
   (loss)                               0.44             0.36            0.64             0.43             0.70           0.77
  Net realized and
   unrealized gain (loss)
   on investments                       0.34            (0.34)           0.68             0.36             0.52          (0.20)
                                    --------         --------        --------         --------        --------        --------
  Total from investment
   operations                           0.78             0.02            1.32             0.79             1.22           0.57
                                    --------         --------        --------         --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.45)           (0.36)          (0.64)           (0.45)           (0.70)         (0.75)
  Distributions from net
   realized gain                       (0.03)           (0.12)          (0.08)           (0.22)            0.00          (0.15)
  Total distributions                  (0.48)           (0.48)          (0.72)           (0.67)           (0.70)         (0.90)
                                    --------         --------        --------         --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                              $  12.41         $  12.11        $   12.57          $ 11.97         $   11.85       $  11.33
                                    ========         ========        ========         ========        ========        ========
 TOTAL RETURN3                          6.53%            0.20%          11.01%            8.81%           11.06%           4.96%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $720,935         $202,187        $ 91,244         $ 38,841        $  31,788       $ 28,112
  Ratios to average net
assets/5/:
  Ratios of expenses to
   average net assets                   0.70%            0.70%           0.60%/6/         0.71%            0.95%           0.80%
  Ratio of net investment
   income (loss) to
   average net assets                   3.58%            3.25%           4.56%            5.38%            6.02%           6.78%
  Portfolio turnover rate/7/             767%             918%            544%             193%             449%            176%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/              0.94%            0.99%           1.19%            1.42%            1.59%           1.13%

1    Formerly named the Institutional Class.
2 The Fund changed its fiscal year-end from June 30 to May 31. Information shown is for an 11-month period, from July 1, 2003 to May 31, 2004.
3 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
4 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Ratios shown for periods of less than one year are annualized.
6    Includes interest expense.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 68 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM INCOME FUND
ADMINISTRATOR CLASS SHARES- COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                             MAY 31,
 FOR THE PERIOD ENDED:                       2005/2/
 NET ASSET VALUE, BEGINNING                 $    9.16
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          0.05
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                               0.004
                                    -----------------
  Total from investment
  operations                                     0.05
                                    -----------------

 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                       (0.05)
  Distributions from net                         0.00
  realized gain
  Total distributions                           (0.05)
                                    -----------------
 NET ASSET VALUE, END OF PERIOD             $    9.16
                                    =================

 TOTAL RETURN/1/                                 0.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                 $     161
  (000s)
  Ratios to average net assets/3/:
  Ratios of expenses to                          0.59%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                            3.35%
  Portfolio turnover rate/6/                       17%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3,5/                                  0.83%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
3    Ratios shown for periods of less than one year are annualized.
4    Amount calculated is less than $0.005.
5 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratios in the absence of any waivers and/or reimbursements.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 69

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                OCTOBER 1, 2006

                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS

Corporate Bond Fund

Government Securities Fund

High Income Fund

Short-Term Bond Fund

Short-Term High Yield Bond Fund

Ultra Short-Term Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Corporate Bond Fund              4
Government Securities Fund       8
High Income Fund                11
Short-Term Bond Fund            15
Short-Term High Yield Bond      19
  Fund
Ultra Short-Term Income Fund    23
Summary of Principal            28
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   30
The Investment Adviser          30
The Sub-Adviser and             30
  Portfolio Managers
Dormant Multi-Manager           32
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares             33
How to Open an Account          34
How to Buy Shares               35
How to Sell Shares              37
How to Exchange Shares          40
Account Policies                42

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   44
Taxes                           45
Financial Highlights            46
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..  what the Fund is trying to achieve;
.. how we intend to invest your money; and .. what makes the Fund different from the other Funds offered in this Prospectus.

This section also provides a summary of each Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Corporate Bond Fund, Government Securities Fund, Short-Term Bond Fund and Short-Term High Yield Bond Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the key risk factors for each Fund. A complete description of these and other risks is found in the "Summary of Principal Investment
Risks" section.

                                                          KEY FUND INFORMATION 3

CORPORATE BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
D. James Newton II, CFA, CPA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
12/12/1985
INVESTOR CLASS
Ticker: STCBX

INVESTMENT OBJECTIVE
The Corporate Bond Fund seeks current income while maintaining prospects for capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in corporate debt securities;
.. up to 35% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers; and
..  up to 25% of the Fund's assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in corporate debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through C by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We begin our investment process with a "top-down", macroeconomic view to guide our decision-making. Our macroeconomic view is used to determine the portfolio's duration, yield curve positioning and industry allocation. We then employ credit analysis to determine which securities to purchase. This analysis includes an assessment of macroeconomic trends, industry fundamentals and corporate earnings. Our credit analysis also considers an issuer's general financial condition, its competitive position and its management strategies. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 CORPORATE BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                           CORPORATE BOND FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Corporate Bond Fund was organized as the successor fund to the Strong Corporate Bond Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

           Calendar Year Total Returns for the Investor Class 1
           as of 12/31 each year
1996       1997        1998       1999        2000       2001       2002       2003        2004       2005
5.53%      11.88%      7.24%     -0.23%       7.89%      6.83%      1.39%      11.49%      5.82%      1.17%

            BEST AND WORST QUARTER
  Best Quarter:      Q2    2003        5.78%
  Worst Quarter:     Q2    2004      - 3.78%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                1.17%         5.27%         6.13%
  Returns After Taxes on              0.44%         3.16%         3.35%
  Distributions/2/
  Returns After Taxes on              0.76%         3.21%         3.42%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S. CREDIT          1.96%         7.11%         6.46%
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commenced operations on December 12, 1985. Performance for the Investor Class shares of the Corporate Bond Fund prior to April
    11, 2005, reflects the performance of the Investor Class shares of the Strong Corporate Bond Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Credit Bond Index contains publicly issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify for inclusion in the Index, bonds must be SEC-registered. You cannot invest directly in an index.

 6 CORPORATE BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The Fund's investment adviser has implemented a breakpoint schedule for the Fund's management fees. The management fees charged to the Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR      $       96
   3 Years     $      370
   5 Years     $      665
  10 Years     $    1,505

                                                           CORPORATE BOND FUND 7

GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Michael J. Bray, CFA
W. Frank Koster
Jay N. Mueller, CFA

FUND INCEPTION:
8/31/1999
INVESTOR CLASS
Ticker: STVSX

INVESTMENT OBJECTIVE
The Government Securities Fund seeks current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in U.S. Government obligations and repurchase agreements collateralized by U.S. Government obligations; and
.. up to 20% of the Fund's assets in non-government investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in U.S. Government obligations, including fixed income securities issued or guaranteed by the U.S. Treasury, U.S. Government agencies or government-sponsored entities. These securities may have fixed, floating or variable rates and also include mortgage-backed securities. As part of our mortgage-backed securities investment strategy, we may enter into dollar rolls or invest in stripped securities. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis to select the specific securities for investment. We may sell a security due to changes in our outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .  Active Trading Risk
     .  Debt Securities Risk
     .  Derivatives Risk
     .  Leverage Risk
     .  Management Risk
     .  Market Risk
     .  Mortgage- and Asset-Backed Securities Risk
     .  Regulatory Risk
     .  Stripped Securities Risk
     .  U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 8 GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Government Securities Fund was organized as the successor fund to the Strong Government Securities Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

           Calendar Year Total Returns for the Investor Class 1
           as of 12/31 each year
1996       1997       1998         1999       2000       2001        2002       2003       2004       2005
2.82%      9.05%      8.14%       -1.09%     11.32%      8.75%      10.46%      2.80%      3.30%      2.16%

             BEST AND WORST QUARTER
  Best Quarter:       Q3    2002        5.63%
  Worst Quarter:      Q2    2004       -2.78%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR     5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                2.16%      5.44%         5.69%
  Returns After Taxes on              0.52%      3.38%         3.39%
  Distributions/2/
  Returns After Taxes on              1.45%      3.44%         3.43%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS                      1.68%      4.82%         5.50%
INTERMEDIATE U.S. GOVERNMENT
  BOND INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S.                 2.58%       N/A           N/A
AGGREGATE EXCLUDING CREDIT
  BOND INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)

1 This Class of shares commenced operations on October 29, 1986. Performance for the Investor Class shares of the Government Securities Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Government Securities Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Intermediate U.S. Government Bond Index is an unmanaged index composed of U.S. Government securities with maturities in the one- to ten-year range, including securities issued by the U.S. Treasury and U.S. Government agencies. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Aggregate Excluding Credit Bond Index is composed of the Lehman Brothers U.S. Government Bond Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                    GOVERNMENT SECURITIES FUND 9

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR      $      96
   3 Years     $     370
   5 Years     $     665
  10 Years     $   1,505

 10 GOVERNMENT SECURITIES FUND

HIGH INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas M. Price, CFA

FUND INCEPTION:
12/28/1995
INVESTOR CLASS
Ticker: STHYX

INVESTMENT OBJECTIVE
The High Income Fund seeks total return with a high level of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in corporate debt securities that are below investment-grade;
.. up to 30% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers;
..  up to 20% of the Fund's assets in equities and convertible debt securities;
    and
.. up to 10% of the Fund's assets in debt securities that are in default at the time of purchase.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by S&P, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher yield to compensate for the higher risk associated with their investment. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                             HIGH INCOME FUND 11

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 12 HIGH INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The High Income Fund was organized as the successor fund to the Strong High-Yield Bond Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

            Calendar Year Total Returns for the Investor Class 1
            as of 12/31 each year
1996        1997        1998       1999       2000         2001         2002      2003         2004       2005
26.83%      15.96%      3.06%      7.81%     -7.08%       -0.71%       -6.65%     24.76%      10.22%      3.36%

            BEST AND WORST QUARTER
  Best Quarter:      Q1    1996      8.16%
  Worst Quarter:     Q3    2002    - 8.94%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       LIFE OF FUND
 INVESTOR CLASS/1/
  Returns Before Taxes                3.36%         5.67%            7.21%
  Returns After Taxes on              0.94%         2.36%            3.35%
  Distributions/2/
  Returns After Taxes on              2.15%         2.76%            3.75%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.                 2.74%         8.85%            6.54%
CORPORATE HIGH YIELD BOND
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)

1 This Class of shares commenced operations on Deember 28, 1995. Performance for the Investor Class shares of the Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong High-Yield Bond Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S.Corporate High Yield Bond Index is an unmanaged, U.S.dollar-denominated, nonconvertible, non-investment grade debt index.The Index consists of domestic and corporate bonds rated Ba and below with a minimum outstanding amount of $150 million.You cannot invest directly in an index.

                                                             HIGH INCOME FUND 13

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                  None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                        2.00%

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    0.45%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     0.20%
  TOTAL ANNUAL FUND                     0.65%
  OPERATING EXPENSES
  Fee Waivers                           0.04%
  NET EXPENSES/3/                       0.61%

1 The following fee schdule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
2 Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR      $       96
   3 Years     $      370
   5 Years     $      665
  10 Years     $    1,505

 14 HIGH INCOME FUND

SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Janet S. Rilling, CFA, CPA

FUND INCEPTION:
8/31/1987
INVESTOR CLASS
Ticker: SSTBX

INVESTMENT OBJECTIVE
The Short-Term Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in debt securities;
.. up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers; and
..  up to 25% of the Fund's assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities. We may invest in a variety of debt securities, including corporate, mortgage- and asset-backed securities, bank loans and U.S. Government obligations. These securities may have fixed, floating or variable rates. We invest in both investment-grade and below investment-grade debt securities (often called "high yield securities" or "junk bonds") and may also invest in debt securities of foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Additionally, we may invest in stripped securities. Under normal circumstances, we expect the Fund's average effective maturity to be three years or less.

We employ a top-down macroeconomic outlook to determine the portfolio's duration, yield curve positioning and industry allocation. In combination with our top-down macroeconomic approach, we employ a bottom-up process of fundamental securities analysis to determine the specific securities for investment. Our security selection is based on several factors including, among others, monetary and fiscal policy, inflation, and the international economic and political environment. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                         SHORT-TERM BOND FUND 15

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 16 SHORT-TERM BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Short-Term Bond Fund was organized as the successor fund to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund, with the former being the accounting survivor. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

           Calendar Year Total Returns for the Investor Class 1
           as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.76%      7.16%      4.90%      4.25%      7.22%      4.50%      0.62%      3.77%      2.15%      1.98%

            BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        3.37%
  Worst Quarter:     Q1    2002      - 1.92%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                1.98%         2.59%         4.31%
  Returns After Taxes on              0.55%         0.91%         2.07%
  Distributions/2/
  Returns After Taxes on              1.27%         1.20%         2.27%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S 1-3              1.77%         4.15%         5.06%
YEAR GOVERNMENT/CREDIT BOND
  INDEX/3/
  (reflects no deduction for
  expenses or taxes)

1 This Class of shares commenced operations on August 31, 1987. Performance for the Investor Class shares of the Short-Term Bond Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Short-Term Bond Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.

                                                         SHORT-TERM BOND FUND 17

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The Fund's investment adviser has implemented a breakpoint schedule for the Fund's management fees. The management fees charged to the Fund will decline as the Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. The breakpoint schedule for the Fund is as follows: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR      $         96
   3 Years     $        370
   5 Years     $        665
  10 Years     $      1,505

 18 SHORT-TERM BOND FUND

SHORT-TERM HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Thomas M. Price, CFA

FUND INCEPTION:
6/30/1997
INVESTOR CLASS
Ticker: STHBX

INVESTMENT OBJECTIVE
The Short-Term High Yield Bond Fund seeks total return with a high level of current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

.. at least 80% of the Fund's assets in below investment-grade corporate debt securities; and
.. up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by Standard & Poor's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. Below investment-grade debt securities offer the potential for higher returns, as they generally carry a higher-yield to compensate for the higher risk associated with the investment. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's average effective maturity to be three years or less.

We employ rigorous credit research to select individual securities based on a number of factors including industry fundamentals, management strength, competitive position as well as financial strength and liquidity. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                              SHORT-TERM HIGH YIELD BOND FUND 19

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 20 SHORT-TERM HIGH YIELD BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Short-Term High Yield Bond Fund was organized as the successor fund to the Strong Short-Term High Yield Bond Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

           Calendar Year Total Returns for the Investor Class 1
           as of 12/31 each year
1998       1999      2000      2001       2002       2003       2004      2005
8.37%      5.32%     5.03%    -0.42%     -0.13%      9.52%      4.46%     2.95%

            BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        3.77%
  Worst Quarter:     Q2    2002      - 3.49%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR         5 YEARS      LIFE OF FUND
 INVESTOR CLASS/1/
  Returns Before Taxes                2.95%          3.21%           4.99%
  Investor Class Returns              1.25%          0.98%           2.32%
After Taxes on
  Distributions/2/
  Investor Class Returns              1.90%          1.37%           2.60%
After Taxes on Distributions
  and Sale of Fund
    Shares/2/
 MERRILL LYNCH HIGH YIELD             x.xx%          x.xx%           x.xx%
U.S. CORPORATES, CASH PAY,
  BB RATED 1-5 YEARS
  INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 SHORT-TERM HIGH YIELD BOND           x.xx%          x.xx%           x.xx%
  INDEX III/4/
  (reflects no deduction for
  fees, expenses or taxes)

1 This Class of shares commenced operations on June 30, 1997. Performance for the Investor Class shares of the Short-Term High Yield Bond Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Short-Term High Yield Bond Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated, 1-5 Years Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.
4 The Short-Term High Yield Bond Index III is comprised of 70% Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated 1-5 Years Index and 30% Merrill Lynch High Yield U.S. Corporates, Cash Pay, B-rated 1-5 Years Index. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, BB Rated 1-5 Years Index is an unmanaged index that generally tracks the performance of BB rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. The Merrill Lynch High Yield U.S. Corporates, Cash Pay, B-rated 1-5 Years Index is an unmanaged index that generally tracks the performance of B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of one to five years. You cannot invest directly in an index.

                                              SHORT-TERM HIGH YIELD BOND FUND 21

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                  None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                        2.00%

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                    0.45%
  Distribution (12b-1) Fees             0.00%
  Other Expenses/2/                     0.20%
  TOTAL ANNUAL FUND                     0.65%
  OPERATING EXPENSES
  Fee Waivers                           0.04%
  NET EXPENSES/3/                       0.61%

1 The following fee schdule is charged to the Fund based on the Fund's average daily net assets: 0.55% for the first $500 million in assets; 0.50% for the next $500 million in assets; 0.45% for the next $2 billion in assets; 0.425% for the next $2 billion in assets; and 0.40% for assets over $5 billion.
2 Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 1 YEAR       $        96
 3 Years      $       370
 5 Years      $       665
 10 Years     $     1,505

 22 SHORT-TERM HIGH YIELD BOND FUND

ULTRA SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA

FUND INCEPTION:
11/25/1988
INVESTOR CLASS
Ticker: STADX

INVESTMENT OBJECTIVE
The Ultra Short-Term Income Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in income-producing debt securities;
.. up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers; and
..  up to 25% of the Fund's assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in income-producing debt securities. Our portfolio holdings may include U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's average effective maturity to be one year or less.

We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis and rigorous credit research to select the securities that we believe can add value. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

                                                 ULTRA SHORT-TERM INCOME FUND 23

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 24 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Ultra Short-Term Bond Fund was organized as a successor funds to the Strong Ultra Short-Term Income Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

           Calendar Year Total Returns for the Investor Class 1
           as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
6.68%      6.50%      4.75%      5.27%      6.77%      4.26%      0.83%      2.26%      1.96%      3.49%

            BEST AND WORST QUARTER
  Best Quarter:      Q1    2001        2.08%
  Worst Quarter:     Q1    2002      - 0.73%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR        5 YEARS       10 YEARS
 INVESTOR CLASS/1/
  Returns Before Taxes                3.49%         2.56%         4.26%
  Returns After Taxes on              2.06%         1.02%         2.23%
  Distributions/2/
  Returns After Taxes on              2.25%         1.25%         2.37%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS          2.52%         2.87%         4.33%
  U.S. SHORT TREASURY INDEX/3/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS 9-12 MONTHS          2.92%          N/A           N/A
SHORT-TERM U.S.
  GOVERNMENT/CREDIT
  BOND INDEX,/4/
  (reflects no deduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3             1.77%         4.15%         5.06%
YEAR GOVERNMENT/CREDIT BOND
  INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)

1 This Class of shares commenced operations on November 25, 1988. Performance for the Investor Class shares of the Ultra Short-Term Income Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Income Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers 9-12 Months Short-Term U.S.Government/Credit Bond Index is the 9-12 month component of the Short Term U.S. Government/Credit Bond Index, which contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months. You cannot invest directly in an index.
5 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining

                                                 ULTRA SHORT-TERM INCOME FUND 25
maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.

 26 ULTRA SHORT-TERM INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None

 Annual Fund Operating
Expenses
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR      $         96
   3 Years     $        370
   5 Years     $        665
  10 Years     $      1,505

                                                 ULTRA SHORT-TERM INCOME FUND 27

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on individual fund pages and are described below. Additional information about the principal risks is included the the Statement of Additional Information.

ACTIVE TRADING RISK         Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
CURRENCY RISK               A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK        Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                            Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                            Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                            Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
FOREIGN OBLIGATIONS RISK    Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

 28 SUMMARY OF PRINCIPAL INVESTMENT RISKS

LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The value of a security, and therefore the value of Fund shares may be reduced by market activity. This is a basic risk associated with all securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
SECURITIES RISK             rates tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK    Stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.
U.S. GOVERNMENT SECURITIES  Securities issued by U.S. Governement agencies or government-sponsored entities may not
RISK                        be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Governement, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the
                            Department of Veterans Affairs. Government-related regulators (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association
                            ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by
                            FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 29

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser(s) who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Fund's annual report for the fiscal year ended May 31, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED ("Wells Capital Management"), an affiliate of Funds Management, located at
525 Market Street, San Francisco, CA 94105, is the sub-adviser for the all of the Funds in this Prospectus. In this capacity Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells
Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital
Managment is compensated for its services to the Funds by Funds Management from the fees Funds Management receives for its services as adviser to the Funds.
MICHAEL J. BRAY, CFA          Mr. Bray joined Wells Capital Management in 2005 as a Portfolio Manager on the
Government Securities Fund    Customized Fixed Income Team. Prior to joining Wells Capital Management, he was the
                              Principal responsible for multi-currency yield curve arbitrage business at Windward
                              Capital, LLC from 2004 to 2005. From 1996 to 2004, he was managing director at State
                              Street Research and Management, focusing on mutual fund and institutional account management. From 1990 to 1996, he was with Merrill Lynch & Company as vice president of mortgage securities research and sales. Prior to Merrill Lynch, he was an analyst with Manufacturers Hanover Company, specializing in mortgage and derivative securities from 1988 to 1990. Mr. Bray received a B.S. degree in Math and Actuarial
                              Science from the University of Connecticut, Storrs. He received his M.B.A. degree from
                              Pennsylvania State University.

 30 ORGANIZATION AND MANAGEMENT OF THE FUNDS

W. FRANK KOSTER               Mr. Koster joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Government Securities Fund    joining Wells Capital Management, Mr. Koster was with Strong Capital Management,
                              Inc. ("SCM") since March 1999, first as a Senior Vice President of SCM's Institutional
                              Business Group. From December 2000 to March 2001, he was a fixed-income product specialist at SCM, and from March 2001 through 2004, a portfolio manager for SCM's institutional fixed-income accounts. Mr. Koster received his B.S. degree in Economics from the College of Wooster in 1979.
JAY N. MUELLER, CFA           Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Government Securities Fund    joining Wells Capital Management, he was a portfolio manager with SCM since 1991.
Short-Term Bond Fund          He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to
Ultra Short-Term Income Fund  joining SCM, he was a securities analyst and portfolio manager at R. Meeder &
                              Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.
D. JAMES NEWTON II, CFA, CPA  Mr. Newton joined Wells Capital Management in 2005 as a Portfolio Manager and
Corporate Bond Fund           Senior Research Analyst. Prior to joining Wells Capital Management, he was a high-grade, fixed-income analyst with SCM since October 2002. Mr. Newton was an investment-grade credit analyst and private placement analyst at Northwestern
                              Mutual Life Insurance Company from July 1998 to October 2002. He received his M.B.A.
                              degree from the University of Michigan and a B.A. degree in Economics from Albion
                              College.
THOMAS M. PRICE, CFA          Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
High Income Fund              joining Wells Capital Management, he was with SCM since April 1996 as a fixed income
Short-Term High Yield Bond    research analyst and, since May 1998, as a portfolio manager. During this period, Mr.
 Fund                         Price managed several fixed-income funds and separate accounts. Mr. Price began his
Ultra Short-Term Income Fund  investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in
                              Finance from the Kellogg Graduate School of Management, Northwestern University.
JANET S. RILLING, CFA, CPA    Ms. Rilling joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Corporate Bond Fund           joining Wells Capital Management, she was a portfolio manager with SCM since
Short-Term Bond Fund          October 2000 and a research analyst at SCM since 1995. Prior to joining SCM, she was an auditor with Coopers & Lybrand for three years, specializing in the manufacturing and financial services industries. She received her B.A. degree in Accounting and
                              Finance and her M.S. degree in Finance from the University of Wisconsin.

==============================

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 31

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

 32 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Portfolio's assets invested directly in securities, Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 33

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   . directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     . through a brokerage account with an approved selling agent; or

   . through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the investment adviser, the Fund's distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 34 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

MINIMUM INVESTMENTS              INITIAL PURCHASE                                            SUBSEQUENT PURCHASES
------------------------------   ---------------------------------------------------------   ---------------------------------------
Regular accounts                 $2,500                                                      $100
Automatic Investment Plans       $50                                                         $50
IRAs, IRA rollovers, Roth IRAs   $100                                                        $100
UGMA/UTMA accounts               $50                                                         $50
Employer Sponsored               no minimum                                                  no minimum
 Retirement Plans

BUYING SHARES                    OPENING AN ACCOUNT                                          ADDING TO AN ACCOUNT
------------------------------   ---------------------------------------------------------   ---------------------------------------
Through Your Investment          Contact your investment representative                      Contact your investment representative
 Representative
------------------------------   ---------------------------------------------------------   ---------------------------------------

By Mail                          . Complete and sign your account application                . Fill out the deposit slip from
                                 . Mail the application with your check made payable to        your account statement. If you
                                   the Fund to Investor Services at:                           do not have a slip, include a
                                                                                               note with your name, the Fund
                                 REGULAR MAIL                  OVERNIGHT ONLY                  name, and your account number.
                                 ------------                  --------------
                                 WELLS FARGO ADVANTAGE FUNDS   WELLS FARGO ADVANTAGE FUNDS   . Mail the deposit slip or note with
                                 P.O. Box 8266                 Attn: CCSU-Boston Financial     your check made payable to the Fund
                                 Boston, MA 02266-8266         66 Brooks Drive                 to the address on the left.
                                                               Braintree, MA 02184
------------------------------   ---------------------------------------------------------   ---------------------------------------

By Telephone                     A new account may not be opened by telephone unless you     To buy additional shares or
                                 have another Wells Fargo Advantage Fund account with your   to buy shares of a new Fund call:
                                 bank information on file.If you do not currently have an    . Investor Services at
                                 account, refer to the section on buying shares by mail or     1-800-222-8222 or
                                 wire.                                                       . 1-800-368-7550 for the
                                                                                               automated phone system
------------------------------   ---------------------------------------------------------   ---------------------------------------

By Wire                          . Complete and sign your account application                To buy additional shares, instruct your
                                 . Provide the following instructions to your                bank or financial institution to use
                                   financial institution:                                    the same wire instructions shown to
                                     State Street Bank & Trust                               the left.
                                     Boston, MA
                                     Bank Routing Number: ABA 011000028
                                     Wire Purchase Account: 9905-437-1
                                     Attention: WELLS FARGO ADVANTAGE FUNDS
                                                (Name of Fund, Account Number and any
                                                applicable share class)
                                                Account Name: Provide your name as
                                                registered on the Fund account
------------------------------   ---------------------------------------------------------   ---------------------------------------

                                                                                             HOW TO BUY SHARES 35


----
        BUYING SHARES
      ------------------------------------------------------------------------------------------------------------------------
        By Internet    OPENING AN ACCOUNT                                              ADDING TO AN ACCOUNT
      ---------------  -------------------------------------------------------------   ------------------------------------
                       A new account may not be opened by Internet                     To buy additional shares or buy
                       unless you have another Wells Fargo Advantage                   shares of a new Fund, visit our Web
                       Fund account with your bank information on file.                site at www.wellsfargo.com/
                       If you do not currently have an account, refer to               advantagefunds.
                       the section on buying shares by mail or wire.
      ---------------  ------------------------------ ------------------------------   ------------------------------------

GENERAL NOTES FOR BUYING SHARES

   . PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You begin to earn dividends on the business day after the transfer agent receives your application in proper form.

     . U.S. DOLLARS ONLY. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   . INSUFFUCIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   . NO FUND NAMED. When all or a portion of a purchase is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

 36 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

        SELLING SHARES                TO SELL SOME OR ALL OF YOUR SHARES
---   ----------------------------   ---------------------------------------------------------------
        Minimum Redemption            $100 (or remainder of account balance)
      ----------------------------   ---------------------------------------------------------------
        Through Your Investment       Contact your investment representative
      ----------------------------   ---------------------------------------------------------------
        Representative
      ----------------------------
        By Mail                       . Send a "Letter of Instruction" providing your name, account number, the Fund from which you wish to redeem and the
                                     dollar amount you wish to receive (or write "Full Redemption"
                                     to
                                     redeem your remaining account balance) to the address below.
                                     . Make sure all account owners sign the request exactly as their
                                     names appear on the account application.
                                     .  A medallion guarantee may be required under certain
                                     circumstances (see "Medallion Guarantees").
                                                                     OVERNIGHT ONLY
                                                                    -----------------------------
                                      REGULAR MAIL
      ----------------------------   ------------------------------
                                     WELLS FARGO ADVANTAGE FUNDS    WELLS FARGO ADVANTAGE FUNDS
                                     P.O. Box 8266                  Attn: CCSU-Boston Financial
                                     Boston, MA 02266-8266          66 Brooks Drive
                                     ------------------------------
                                                                    Braintree, MA 02184
                                                                    -----------------------------
        By Telephone /                . Call an Investor Services representative at 1-800-222-8222.
        Electronic Funds Transfer    . Use the automated phone system 1-800-368-7550.
      ----------------------------
      (EFT)
      ------------------------  --
                                     . Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                     application or subsequently in writing.
                                     . Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other WELLS FARGO ADVANTAGE FUNDS.
                                     . Transfers made to a Wells Fargo Bank account are made
                                     available sooner than transfers to an unaffiliated institution.
                                     . Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                     NOTE: Telephone transactions such as redemption requests
                                     made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.
                                     ---------------------------------------------------------------
        By Wire                      . Wire requests are sent to your linked bank account same day
      ----------------------------   if your request to redeem is received before that Fund's close.
                                     . Wire requests are sent to your linked bank account next day if your request to redeem from a Fund is received before the NYSE close.
                                     -------------------------------
        By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds

      ----------------------------   ------------------------------ -----------------------------

                                                           HOW TO SELL SHARES 37

GENERAL NOTES FOR SELLING SHARES

   . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     . CDSC OR REDEMPTION FEES. Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

   . FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   . WIRE FEES. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges that they may assess for an incoming wire transfer.

   . RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   . RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   . MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

REDEMPTION FEES
For the High Income Fund and Short-Term High Yield Bond Fund, a 2.00% redemption fee will be assessed on the NAV of shares redeemed or exchanged within 30 days after purchase and will be deducted from the proceeds otherwise payable to the shareholder. The redemption fee for a Fund is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund's portfolio caused by short-term investments. This redemption fee is retained by the Fund.

To determine whether the redemption fee applies, the Fund will first redeem shares acquired by reinvestment of any distributions of net investment income and realized net capital gain, and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first).

The redemption fee will be waived on sales or exchanges of Fund shares made under the following circumstances:

     . shares that were purchased with reinvested distributions;

   . in order to meet scheduled (Internal Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 701/2 according to IRS guidelines) distributions from traditional IRAs and certain other retirement plans (See your retirement plan information for details.);

   . in the event of the shareholder's death or for a disability suffered after purchasing shares ("Disability" is defined in Internal Revenue Code
     Section 72(m)(7).);

     . to effect non-discretionary portfolio rebalancing associated with certain wrap accounts;

 38 HOW TO SELL SHARES

     . to effect non-discretionary portfolio rebalancing associated with certain retirement plans;

     . taking out a distribution or loan from a defined contribution plan;

     . to effect, through a redemption and subsequent purchase, an account registration change within the same Fund;

     . due to participation in the Systematic Withdrawal Plan;

   . Wells Fargo Advantage Fund of Funds transactions and transactions in
     Section 529 qualified tuition program portfolios; and

   . if Funds Management determines in its discretion such a waiver is consistent with the best interests of a Fund's shareholders.

In addition, certain brokers, retirement plan administrators and/or fee-based program sponsors who maintain underlying shareholder accounts do not have the systems capability to track and assess redemption fees. Consequently, the Fund generally will not assess a redemption fee on redemptions of shares held through such accounts.

                                                           HOW TO SELL SHARES 39

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..  In general, exchanges may be made between like share classes of any Wells
   Fargo Advantage Fund offered to the general public for investment.
..  You should carefully read the prospectus for the Fund into which you wish to exchange.
..  Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.
.. If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.
.. Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the

 40 HOW TO EXCHANGE SHARES
trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 41

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

.. AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.
.. AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.
.. SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account.
   To participate in this plan, you:

     . must have a Fund account valued at $10,000 or more;

     . must have your distributions reinvested; and

     . may not simultaneously participate in the Automatic Investment Plan.

.. PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

CHECK WRITING
Check writing is offered on the Investor Class shares of the Short-Term Bond and Ultra Short-Term Income Funds. Checks written on your account are subject to the Funds' Prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of their portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

.. Individual Retirement Plans, including traditional IRAs and Roth IRAs. .. Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
   Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may

 42 ACCOUNT POLICIES
vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 43

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

.. AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.
.. CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.
.. BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.
.. DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid.
   In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

 44 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

 46 FINANCIAL HIGHLIGHTS

CORPORATE BOND FUND
INVESTOR CLASS SHARES - COMMENCED ON AUGUST 31, 1999
For a share outstanding throughout each period

                                       MAY 31,       OCT. 31,      OCT. 31,       OCT. 31,        OCT. 31,       OCT. 31,
 FOR THE PERIOD ENDED:                 2005/3/         2004          2003           2002            2001           2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $  10.67      $  10.42      $   9.54       $ 10.80        $    10.43      $  10.60
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                  0.29          0.50          0.53          0.65              0.76          0.77
  Net realized and
   unrealized gain (loss)
   on investments                         (0.08)         0.25          0.88         (1.26)             0.37         (0.19)
                                        -------       -------        ------       --------          -------       -------
  Total from investment
   operations                              0.21          0.75          1.41         (0.61)             1.13          0.58
                                        -------       -------        ------       --------          -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.29)        (0.50)        (0.53)        (0.65)            (0.76)        (0.75)
  Distributions from net
   realized gain                           0.00          0.00          0.00          0.00              0.00          0.00
  Total distributions                     (0.29)        (0.50)        (0.53)        (0.65)            (0.76)        (0.75)
                                        -------       -------        ------       --------          -------       -------
 NET ASSET VALUE, END OF
PERIOD                                 $  10.59      $  10.67      $  10.42       $  9.54        $    10.80      $  10.43
                                        =======       =======        ======       ========          =======       =======
 TOTAL RETURN/1/                           1.95%         7.39%        15.00%        (5.71)%           11.10%         5.73%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $344,329      $432,598      $555,582      $683,288        $1,292,816      $921,587
  Ratios to average net assets/5/:
  Ratios of expenses to
   average net assets                      1.04%         1.04%         1.03%         0.99%             0.95%         0.92%
  Ratio of net investment
   income (loss) to
   average net assets                      4.62%         4.78%         5.20%         6.60%             7.03%         7.35%
  Portfolio turnover rate/4/                 85%          133%          205%          412%              341%          294%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,5/                1.13%         1.07%         1.04%         0.99%             0.95%         0.92%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5    Ratios shown for periods of less than one year are annualized.

                                                         FINANCIAL HIGHLIGHTS 47

GOVERNMENT SECURITIES FUND
INVESTOR CLASS SHARES - COMMENCED ON OCTOBER 29, 1986
For a share outstanding throughout each period

                                      MAY 31,         OCT. 31,        OCT. 31,        OCT. 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                2005/3/          2004            2003            2002            2001            2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $     10.93     $    11.05       $    11.36      $    11.26      $    10.33      $    10.23
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                  0.20           0.26             0.28            0.43            0.55            0.59
  Net realized and
   unrealized gain (loss)
   on investments                         0.004           0.21             0.05            0.31            0.95            0.10
                                    -----------      ----------      ----------      ----------      ----------      ----------
  Total from investment
   operations                              0.20           0.47             0.33            0.74            1.50            0.69
                                    -----------      ----------      ----------      ----------      ----------      ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.24)         (0.36)           (0.38)          (0.48)          (0.57)          (0.59)
  Distributions from net
   realized gain                          (0.12)         (0.23)           (0.26)          (0.16)           0.00            0.00
  Total distributions                     (0.36)         (0.59)           (0.64)          (0.64)          (0.57)          (0.59)
                                    -----------      ----------      ----------      ----------      ----------      ----------
 NET ASSET VALUE, END OF
PERIOD                              $     10.77     $    10.93       $    11.05      $    11.36      $    11.26      $    10.33
                                    ===========      ==========      ==========      ==========      ==========      ==========
 TOTAL RETURN/1/                           1.87%          4.38%            2.99%           6.97%          14.88%           6.99%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $ 1,162,518     $1,230,428       $2,010,247      $2,360,229      $1,690,980      $1,282,641
  Ratios to average net assets/6/:
  Ratios of expenses to
   average net assets                      1.02%          1.03%            0.96%           0.91%           0.91%           0.88%
  Ratio of net investment
   income (loss) to
   average net assets                      3.37%          2.66%            2.55%           3.85%           5.08%           5.76%
  Portfolio turnover rate/5/                139%           390%             531%            519%            552%            373%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,6/                1.08%          1.06%/2/         0.96%           0.92%           0.91%           0.89%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4    Amount calculated is less than $0.005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6    Ratios shown for periods of less than one year are annualized.

 48 FINANCIAL HIGHLIGHTS

HIGH INCOME FUND
INVESTOR CLASS SHARES - COMMENCED ON DECEMBER 28, 1995
For a share outstanding throughout each period

                                        MAY 31,        OCT. 31,       OCT. 31,        OCT. 31,         OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                  2005/2/         2004           2003            2002             2001            2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $    7.86       $   7.51       $   6.33        $  7.75          $   9.68        $  10.60
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.31           0.54           0.57           0.78              1.03            1.14
  Net realized and
   unrealized gain (loss)
   on investments                          (0.20)          0.35           1.18          (1.42)            (1.93)          (0.92)
                                       ---------       --------       --------        -------          --------        --------
  Total from investment
   operations                               0.11           0.89           1.75          (0.64)            (0.90)           0.22
                                       ---------       --------       --------        -------          --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.31)         (0.54)         (0.57)         (0.78)            (1.03)          (1.14)
  Distributions from net
   realized gain                            0.00           0.00           0.00           0.00              0.00            0.00
  Total distributions                      (0.31)         (0.54)         (0.57)         (0.78)            (1.03)          (1.14)
                                       ---------       --------       --------        -------          --------        --------
 NET ASSET VALUE, END OF
PERIOD                                 $    7.66       $   7.86       $   7.51        $  6.33          $   7.75        $   9.68
                                       =========       ========       ========        =======          ========        ========
 TOTAL RETURN/1/                            1.35%         12.26%         28.55%         (9.14)%          (10.05)%          1.94%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $ 246,538       $300,358       $441,931        $438,858         $846,866        $716,601
  Ratios to average net assets/4/:
  Ratios of expenses to
   average net assets                       0.95%          0.96%          0.94%          0.97%             0.90%           0.86%
  Ratio of net investment
   income (loss) to
   average net assets                       6.71%          7.06%          8.09%         10.62%            11.48%          10.96%
  Portfolio turnover rate/3/                  52%           133%           172%           120%              114%            104%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/                 1.08%          1.00%          0.94%          0.97%             0.90%           0.86%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4    Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 49

SHORT-TERM BOND FUND
INVESTOR CLASS SHARES - COMMENCED ON AUGUST 31, 1987
For a share outstanding throughout each period

                                        MAY 31,       OCT. 31,      OCT. 31,       OCT. 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                  2005/2/        2004          2003           2002            2001            2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $   8.77      $   8.81      $   8.78       $  9.39        $     9.34      $     9.41
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                  0.19          0.27          0.29          0.44              0.60            0.63
  Net realized and
   unrealized gain (loss)
   on investments                         (0.14)        (0.01)         0.09         (0.59)             0.05           (0.07)
                                       --------      --------      --------       --------       ----------      ----------
  Total from investment
   operations                              0.05          0.26          0.38         (0.15)             0.65            0.56
                                       --------      --------      --------       --------       ----------      ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                      (0.20)        (0.30)        (0.35)        (0.46)            (0.60)          (0.63)
  Distributions from net
   realized gain                           0.00          0.00          0.00          0.00              0.00            0.00
  Total distributions                     (0.20)        (0.30)        (0.35)        (0.46)            (0.60)          (0.63)
                                       --------      --------      --------       --------       ----------      ----------
 NET ASSET VALUE, END OF
PERIOD                                 $   8.62      $   8.77      $   8.81       $  8.78        $     9.39      $     9.34
                                       ========      ========      ========       =======        ==========      ==========
 TOTAL RETURN/1/                           0.53%         3.05%         4.40%        (1.56)%            7.11%           6.16%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $505,613      $516,105      $723,273       $933,238       $1,348,372      $1,138,002
  Ratios to average net assets/4/:
  Ratios of expenses to
   average net assets                      0.89%         0.96%         0.93%         0.90%             0.87%           0.86%
  Ratio of net investment
   income (loss) to
   average net assets                      3.70%         3.11%         3.39%         4.94%             6.23%           6.74%
  Portfolio turnover rate/3/                 14%           37%           97%          154%              129%             94%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/4,5/                1.01%         0.99%         0.94%         0.90%             0.87%           0.86%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
4    Ratios shown for periods of less than one year are annualized.
5 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 50 FINANCIAL HIGHLIGHTS

SHORT-TERM HIGH YIELD BOND FUND
INVESTOR CLASS SHARES - COMMENCED ON JUNE 30, 1997
For a share outstanding throughout each period

                                         MAY 31,       OCT. 31,       OCT. 31,        OCT. 31,         OCT. 31,         OCT. 31,
 FOR THE PERIOD ENDED:                   2005/3/        2004           2003            2002             2001             2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                               $   8.69       $   8.66       $   8.29       $   8.93          $  9.88        $   10.21
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                   0.22           0.40           0.47           0.61             0.82             0.81
  Net realized and
   unrealized gain (loss)
   on investments                          (0.17)          0.03           0.37          (0.64)           (0.95)           (0.33)
                                        --------       --------       --------       ---------         --------       ----------
  Total from investment
   operations                               0.05           0.43           0.84          (0.03)           (0.13)            0.48
                                        --------       --------       --------       ---------         --------       ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       (0.22)         (0.40)         (0.47)         (0.61)           (0.82)           (0.81)
  Distributions from net
   realized gain                            0.00           0.00           0.00           0.00             0.00            0.002
  Total distributions                      (0.22)         (0.40)         (0.47)         (0.61)           (0.82)           (0.81)
                                        --------       --------       --------       ---------         --------       ----------
 NET ASSET VALUE, END OF
PERIOD                                  $   8.52       $   8.69       $   8.66       $   8.29          $  8.93        $    9.88
                                        ========       ========       ========       =========         ========       ==========
 TOTAL RETURN/1/                            0.63%          5.08%         10.38%         (0.42)%          (1.64)%          (4.91)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                               $127,171       $164,928       $268,015       $ 200,429         $348,277       $  286,274
  Ratios to average net assets/5/:
  Ratios of expenses to
   average net assets                       1.01%          0.99%          0.97%          0.92%            0.84%            0.82%
  Ratio of net investment
   income (loss) to
   average net assets                       4.41%          4.68%          5.48%          7.18%            8.45%            8.05%
  Portfolio turnover rate/4/                  31%            71%           117%            86%              73%              67%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/5,6/                 1.15%          1.03%          0.98%          0.93%            0.84%            0.82%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Amount calculated is less than $0.005.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5    Ratios shown for periods of less than one year are annualized.
6 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 51

ULTRA SHORT-TERM INCOME FUND
INVESTOR CLASS SHARES - COMMENCED ON NOVEMBER 25, 1988
For a share outstanding throughout each period

                                         MAY 31,         OCT. 31,        OCT. 31,        OCT. 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:                   2005/4/          2004            2003            2002            2001           20002
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $     9.22      $     9.34      $    9.42       $     9.82      $     9.88      $     9.87
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                    0.17            0.22           0.25             0.35            0.58            0.43
  Net realized and
   unrealized gain (loss)
   on investments                           (0.03)          (0.06)          0.01            (0.32)          (0.05)           0.01
                                       ----------      ----------      ----------      ----------      ----------      ----------
  Total from investment
   operations                                0.14            0.16           0.26             0.03            0.53            0.44
                                       ----------      ----------      ----------      ----------      ----------      ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.19)          (0.28)         (0.34)           (0.43)          (0.59)          (0.43)
  Distributions from net
   realized gain                             0.00            0.00           0.00             0.00            0.00            0.00
  Total distributions                       (0.19)          (0.28)         (0.34)           (0.43)          (0.59)          (0.43)
                                       ----------      ----------      ----------      ----------      ----------      ----------
 NET ASSET VALUE, END OF
PERIOD                                 $     9.17      $     9.22      $    9.34       $     9.42      $     9.82      $     9.88
                                       ==========      ==========      =========       ==========      ==========      ==========
 TOTAL RETURN/1/                             1.51%           1.71%          2.77%            0.33%           5.47%           4.58%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $1,006,961      $1,277,777     $1,994,266       $2,092,448      $2,989,665      $2,156,106
  Ratios to average net assets/6/:
  Ratios of expenses to
   average net assets                        0.87%           0.86%          0.84%            0.82%           0.79%           0.79%
  Ratio of net investment
   income (loss) to
   average net assets                        3.14%           2.49%          2.70%            3.87%           5.75%           6.52%
  Portfolio turnover rate/5/                   17%             26%            94%              50%             70%             38%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,6/                  0.99%           0.89%          0.85%/3/         0.82%           0.79%           0.79%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    In 2000, the Fund changed its fiscal year-end from February 29 to October
     31. Information is shown for a 7-month period from March 1, 2000 to October 31, 2000.
3 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period from November 1, 2004 to May 31, 2005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6    Ratios shown for periods of less than one year are annualized.

 52 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                 OCTOBER 1, 2006

                                   Prospectus

                                     Class Z

WELLS FARGO ADVANTAGE FUNDSSM -  INCOME FUNDS

Total Return Bond Fund

Ultra-Short Duration Bond Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Total Return Bond Fund           4
Ultra-Short Duration Bond        9
  Fund
Summary of Principal            13
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   15
The Investment Adviser          15
The Sub-Adviser and             15
  Portfolio Managers
Dormant Investment Advisory     16
  Arrangements
Dormant Multi-Manager           17
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares             18
How to Open an Account          20
How to Buy Shares               21
How to Sell Shares              23
How to Exchange Shares          25
Account Policies                27

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                   29
Taxes                           30
Master/GatewaySM Structure      31
Financial Highlights            32
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..  what the Fund is trying to achieve;
.. how we intend to invest your money; and .. what makes the Fund different from the other Fund offered in this Prospectus.

This section also provides a summary of the Fund's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Total Return Bond Fund and Ultra-Short Duration Bond Fund concerning "80% of the Fund's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the key risk factors for the Fund. A complete description of these and other risks is found in the "Summary of Principal Investment Risks" section.

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
This section provides a percentage breakdown of a Fund's assets across different master portfolios.

--------------------------------------------------------------------------------
MASTER/GATEWAY STRUCTURE
This section describes the MASTER/GATEWAY structure applicable to the Total Return Bond Fund. A gateway fund is a fund that invests its assets in one or more master portfolios or other Funds of WELLS FARGO ADVANTAGE FUNDS, and may invest directly in securities, to achieve its investment objective. Gateway funds investing in the same master portfolio or Fund can enhance their investment opportunities and reduce their expense ratios through sharing the costs and benefits of a larger pool of assets. References to the investment activities of a gateway fund are intended to refer to the investment activities of the master portfolio(s) in which it invests.

                                                          KEY FUND INFORMATION 3

TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Marie Chandoha
Thomas O'Connor, CFA
William Stevens

FUND INCEPTION:
6/30/1997
CLASS Z
Ticker: WTRZX

INVESTMENT OBJECTIVE
The Total Return Bond Fund seeks total return consisting of income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..  at least 80% of the Fund's assets in bonds;
..  at least 80% of the Fund's assets in investment-grade debt securities;
.. up to 25% of the Fund's assets in asset-backed securities, other than mortgage-backed securities; and
.. up to 20% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
The Fund is a gateway fund that invests substantially all of its assets in the Total Return Bond Portfolio, a master portfolio with a substantially identical investment objective and substantially similar investment strategies. We may invest in additional master portfolios, in other WELLS FARGO ADVANTATGE FUNDS, or directly in a portfolio of securtities.

Through the Total Return Bond Portfolio, we invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may invest in stripped securities or enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

We invest in debt securities that we believe offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the Fund may also invest in unrated bonds that we believe are comparable to investment-grade debt securities. We may sell a security that has achieved its desired return or if we believe the security or its sector has become overvalued. We may also sell a security if a more attractive opportunity becomes available or if the security is no longer attractive due to its risk profile or as a result of changes in the overall market environment. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

 4 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Active Trading Risk
     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . Leverage Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                        TOTAL RETURN BOND FUND 5

--------------------------------------------------------------------------------
PORTFOLIO ALLOCATION AND MANAGEMENT
The following table provides current percentage breakdowns of Fund assets across different master portfolio(s). Please see "MASTER/GATEWAY Structure" for more information on these master portfolios.

INVESTMENT STYLE/PORTFOLIOS    ALLOCATION     SUB-ADVISER

TOTAL RETURN BOND STYLE
  Total Return Bond             100.00%    Wells Capital Management Incorporated
                               ----------
 Portfolio
 TOTAL FUND ASSETS               100.00%

 6 TOTAL RETURN BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Total Return Bond Fund was organized as a successor fund to the Montgomery Total Return Bond Fund. The predecessor Montgomery Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on June 6, 2003. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

        Calendar Year Total Returns for Class Z /1/
        as of 12/31 each year
1998     1999     2000     2001    2002     2003    2004    2005
8.72%   -0.59%   12.06%   8.70%   10.20%   4.64%   4.28%   2.13%

           BEST AND WORST QUARTER
  Best Quarter:      Q3    2002        4.91%
  Worst Quarter:     Q2    2004      - 2.35%

          The Fund's year-to-date performance through June 30, 2006, was x.xx%.

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                     1 YEAR        5 YEARS         LIFE OF FUND
 CLASS Z/1/
  Returns Before Taxes              2.13%         5.95%              6.57%
  Returns After Taxes on            0.75%         3.97%              4.12%
  Distributions/2/
  Returns After Taxes on            1.38%         3.89%              4.10%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS U.S.               2.43%         5.87%              2.92%
  AGGREGATE BOND INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)

1 This Class of shares commenced operations on April 11, 2005. Prior to April 11, 2005, the Total Return Bond Fund was named the Wells Fargo Montgomery Total Return Bond Fund. Performance for the Class Z shares prior to April 11, 2005, reflects the performance of the Administrator Class shares of the Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers U.S. Aggregate Bond Index is composed of the Lehman Brothers U.S. Government/Credit Index and the Lehman Brothers U.S. Mortgage-Backed Securities Index, and includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

                                                        TOTAL RETURN BOND FUND 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                          None

ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                      0.45%
  Distribution (12b-1) Fees               0.00%
  Other Expenses/2/                       0.20%
  TOTAL ANNUAL FUND                       0.65%
  OPERATING EXPENSES
  Fee Waivers                             0.04%
  NET EXPENSES/3/                         0.61%

1 The management fees paid by the Fund reflect the fees charged by Funds Management for providing investment advisory services to the Total Return Bond Portfolio. The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR               $   96
   3 Years              $  370
   5 Years              $  665
  10 Years              $1,505

 8 TOTAL RETURN BOND FUND

ULTRA-SHORT DURATION BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Jay N. Mueller, CFA
Thomas M. Price, CFA

FUND INCEPTION:
3/31/1994
CLASS Z
Ticker: SGTBX

INVESTMENT OBJECTIVE
The Ultra-Short Duration Bond Fund seeks current income consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

..    at least 80% of the Fund's assets in debt securities;
..    up to 25% of the Fund's assets in below investment-grade debt securities;
     and
..    up to 25% of the Fund's assets in U.S. dollar-denominated debt securities of foreign issuers.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in debt securities, including U.S. Government obligations, corporate debt securities, bank loans and mortgage- and asset-backed debt securities. We may invest a significant amount in mortgage- and asset-backed securities. We may invest in investment-grade and below investment-grade debt securities (often called "high-yield" securities or "junk bonds"), as well as in debt securities of both domestic and foreign issuers. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated at least BB by Standard & Poor's or Ba by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. We may also invest in stripped securities. Under normal circumstances, we expect the Fund's average effective duration to be one year or less.

We employ a "top-down" macroeconomic outlook to determine the portfolio's duration, yield curve positioning, credit quality and sector allocation. In combination with our top-down macroeconomic approach, we employ a "bottom-up" process of fundamental securities analysis and rigorous credit research to select the securities that we believe can add value. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

                                                ULTRA-SHORT DURATION BOND FUND 9

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Foreign Obligations Risk
     . High Yield Securities Risk
     . Leverage Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Regulatory Risk
     . Stripped Securities Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 10 ULTRA-SHORT DURATION BOND FUND

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Ultra-Short Duration Bond Fund was organized as the successor fund to the Strong Advisor Short Duration Bond Fund. The predecessor Strong Fund was reorganized into the WELLS FARGO ADVANTAGE FUNDS effective at the close of business on April 8, 2005. The historical performance and financial highlight information shown below and throughout this Prospectus for the Fund reflects the historical information for its predecessor.

        Calendar Year Total Returns for Class Z /1/
        as of 12/31 each year
1996     1997    1998    1999    2000    2001    2002    2003    2004    2005
10.02%   6.68%   4.08%   5.77%   6.49%   5.01%   1.28%   2.26%   0.97%   2.64%

           BEST AND WORST QUARTER
  Best Quarter:      Q2    1997        2.95%
  Worst Quarter:     Q1    2002      - 0.68%

      The Fund's year-to-date performance through June 30, 2006, was X.XX%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                     1 YEAR       5 YEARS       10 YEARS
 CLASS Z/1/
  Returns Before Taxes               2.64%         2.42%          4.49%
  Returns After Taxes on             1.34%         1.05%          2.38%
  Distributions/2/
  Returns After Taxes on             1.71%         1.24%          2.51%
Distributions and Sale of
  Fund Shares/2/
 LEHMAN BROTHERS 9-12 MONTHS         2.52%         2.87%          4.33%
  U.S. SHORT TREASURY INDEX/3/
  (reflects nodeduction for
  expenses or taxes)
 LEHMAN BROTHERS U.S. 1-3            1.77%         4.15%          5.06%
YEAR GOVERNMENT/CREDIT BOND
  INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS SHORT-TERM          2.92%          N/A            N/A
U.S.GOVERNMENT/CREDIT BOND
  INDEX/5/
  (reflects no deduction for
  fees, expenses or taxes)

1 This Class of shares commenced operations on 3/31/94. Performance for the Class Z shares of the Ultra-Short Duration Bond Fund prior to April 11, 2005, reflects the performance of the Class Z shares of the Strong Advisor Short Duration Bond Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 9-12 Months U.S. Short Treasury Index provides an approximation of the interest rate risk of the Fund's portfolio (as measured by duration), but the credit risk of the Index is significantly different than that of the Fund due to differences in portfolio composition. You cannot invest directly in an index.
4 The Lehman Brothers U.S. 1-3 Year Government/Credit Bond Index is the 1-3 year component of the Government/Credit Bond Index which includes securities in the Government and Credit Indices.The Government Index includes treasuries (i.e. public obligations of the U.S.Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government).The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.You can not invest directly in an index.
5 The Lehman Brothers Short Term U.S. Government/Credit Bond Index contains securities that have fallen out of the U.S. Government/Credit Index because of the standard minimum one-year to maturity constraint. Securities in the Short Term U.S. Government/Credit Bond Index must have a maturity from 1 up to (but not including) 12 months.You cannot invest directly in an index.

                                               ULTRA-SHORT DURATION BOND FUND 11

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)
  Redemption Fee                       None

 ANNUAL FUND OPERATING
EXPENSES
(expenses that are deducted
  from Fund assets)
  Management Fees/1/                   0.45%
  Distribution (12b-1) Fees            0.00%
  Other Expenses/2/                    0.20%
  TOTAL ANNUAL FUND                    0.65%
  OPERATING EXPENSES
  Fee Waivers                          0.04%
  NET EXPENSES/3/                      0.61%

1 The following fee schdule is charged to the Fund based on the Fund's average daily net assets: 0.45% for the first $500 million in assets; 0.40% for the next $500 million in assets; 0.35% for the next $2 billion in assets; 0.325% for the next $2 billion in assets; and 0.30% for assets over $5 billion.
2 Other expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses. Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown. After this time, the net operating expense ratio may be increased only with approval of the Board of Trustees.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 YEAR              $   96
   3 Years             $  370
   5 Years             $  665
  10 Years             $1,505

 12 ULTRA-SHORT DURATION BOND FUND

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on individual fund pages and are described below. Additional information about the principal risks is included the the Statement of Additional Information.

ACTIVE TRADING RISK         Frequent trading will result in a higher-than-average portfolio turnover ratio and increased trading expenses, and may generate higher short-term capital gains.
CURRENCY RISK               A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK        Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                            Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                            Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                            Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
FOREIGN OBLIGATIONS RISK    Investments in foreign securities are subject to more risks than U.S. domestic investments.
                            These additional risks include potentially less liquidity and greater price volatility, as well as risks related to adverse political, regulatory, market or economic developments. Other risks associated with investing in foreign obligations include those related to withholding and other taxes, including potentially confiscatory levels of taxation, and the potentially less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 13

LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The value of a security, and therefore the value of Fund shares may be reduced by market activity. This is a basic risk associated with all securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
SECURITIES RISK             rates tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
STRIPPED SECURITIES RISK    Stripped mortgage-backed securities have greater interest rate risk than mortgage-backed securities with like maturities and/or stripped treasury securities which have greater interest rate risk than traditional government securities with identical credit ratings and like maturities.
U.S. GOVERNMENT SECURITIES  Securities issued by U.S. Governement agencies or government-sponsored entities may not
RISK                        be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Governement, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the
                            Department of Veterans Affairs. Government-related regulators (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association
                            ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by
                            FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

 14 SUMMARY OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser(s) who are responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Funds' annual report for the fiscal year ended May 31, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Funds.

WELLS CAPITAL MANAGEMENT INCORPORATED ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the all of the Funds in this Prospectus including the master portfolio in which the Total Return Bond Fund invests substantially all of its assets. In this capacity Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital Managment is compensated for its services to the Funds by Funds Management from the fees Funds Management receives for its services as adviser to the respective Funds.


=============================
MARIE CHANDOHA                Ms. Chandoha joined Wells Capital Management in 2003 as a Senior Portfolio Manager
Total Return Bond Fund        and serves as co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells Capital Management, Ms. Chandoha was a portfolio manager, principal and co-head of the Montgomery Fixed Income division at Montgomery Asset
                              Management since joining the firm in 1999. From 1996 to 1999, she was chief bond strategist at Goldman Sachs, where she advised institutional clients on optimal asset allocation strategies in the U.S. bond market. From 1994 to 1996, she was managing director of Global Fixed Income and Economics Research at Credit Suisse First Boston,
                              where she managed the global bond and economics research department of 125 professionals. Ms. Chandoha is a Phi Beta Kappa graduate of Harvard University, with a
                              B.A. degree in Economics.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 15

JAY N. MUELLER, CFA        Mr. Mueller joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Ultra-Short Duration Bond  joining Wells Capital Management, he was a portfolio manager with SCM since 1991.
  Fund                     He also served as Director of Fixed Income for SCM from July 2002 to July 2004. Prior to joining SCM, he was a securities analyst and portfolio manager at R. Meeder &
                           Associates. He began his investment career at Harris Trust & Savings Bank as an investment analyst. Mr. Mueller earned a B.A. degree in Economics from the University of Chicago.
THOMAS O'CONNOR, CFA       Mr. O'Connor joined Wells Capital Management in 2003 as a Portfolio Manager and is
Total Return Bond Fund     responsible for identifying value in mortgages. From 2000 to 2003, Mr. O'Connor was a portfolio manager in the Fixed Income Division of Montgomery Asset Management.
                           Prior to that time, Mr. O'Connor was a senior portfolio manager in charge of agency mortgages at Vanderbilt Capital Advisors (formerly ARM Capital Advisors). Previously,
                           Mr. O'Connor was a senior trader of agency mortgages in both a proprietary and market-making role at the Union Bank of Switzerland. He was also a senior trader at
                           First Boston and Smith Barney. Mr. O'Connor is a member of the Association for
                           Investment Management and Research. He earned his B.A. degree in Business Adminis-
                           tration from the University of Vermont.
THOMAS M. PRICE, CFA       Mr. Price joined Wells Capital Management in 2005 as a Portfolio Manager. Prior to
Ultra-Short Duration Bond  joining Wells Capital Management, he was with SCM since April 1996 as a fixed income
  Fund                     research analyst and, since May 1998, as a portfolio manager. During this period, Mr.
                           Price managed several fixed-income funds and separate accounts. Mr. Price began his investment career at Houlihan, Lokey, Howard & Zukin as a financial analyst and later joined Northwestern Mutual Life Insurance as a high-yield bond analyst. He received his B.B.A. degree in Finance from the University of Michigan and his M.B.A. degree in
                           Finance from the Kellogg Graduate School of Management, Northwestern University.
WILLIAM STEVENS            Mr. Stevens joined Wells Capital Management in 2003 as Chief Fixed Income Officer
Total Return Bond Fund     and Senior Managing Director and currently serves as Senior Portfolio Manager and co-head of the Montgomery Fixed Income investment strategies. Prior to joining Wells
                           Capital Management, Mr. Stevens was president and chief investment officer of
                           Montgomery Asset Management with oversight responsibility for all the investment-
                           related activities, as well as co-head and founder of the fixed income division. Before joining Montgomery in 1992, Mr. Stevens was responsible for starting the collateralized mortgage obligation and asset-backed securities trading department at Barclays de
                           Zoete Wedd Securities. Previously, he headed the structured product department at
                           Drexel Burnham Lambert, which included both origination and trading. Mr. Stevens has a M.B.A. degree from the Harvard Business School and he is a Phi Beta Kappa graduate of Wesleyan University, where he received a B.A. degree in Economics.

===========================

DORMANT INVESTMENT ADVISORY ARRANGEMENTS
Under the investment advisory contract for the Total Return Bond Fund, a gateway fund, Funds Management acts as investment adviser for The Fund's assets redeemed from a master portfolio and invested directly in a portfolio of securities. Funds Management does not receive compensation under this arrangement as long as The gateway Fund invests substantially all of its assets in one or more master portfolios. If a Fund redeems assets from a master portfolio and invests them directly, Funds Management receives an investment advisory fee from the Fund for the management of those assets.

The Funds have a similar "dormant" sub-advisory arrangement with the sub-adviser that advises the master portfolio in which each gateway Fund invests. Under this arrangement, if the gateway fund redeems assets from the master portfolio and invests them directly using the sub-adviser, the sub-adviser would receive a sub-advisory fee from Funds Management at the same rate the sub-adviser received from the master portfolio for investing the portion of the Fund's assets formerly invested in the master portfolio.

 16 ORGANIZATION AND MANAGEMENT OF THE FUNDS

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Funds. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 17

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate their NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Portfolio's assets invested directly in securities, Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

 18 PRICING FUND SHARES

QUALIFIED INVESTORS
You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:

.. Investors who received Class Z shares in the reorganization of the Strong Funds into the WELLS FARGO ADVANTAGE FUNDS;
..  Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;
..  Officers, directors and employees of WELLS FARGO ADVANTAGE FUNDS, Funds
   Management, and affiliates of these entities, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;
..  Employer-sponsored retirement plans, and their participants, for which Funds
   Management or the Funds' distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds' distributor, or an affiliate, to perform services;
..  Certain institutional investors purchasing more than $1 million of Class Z shares;
..  Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE
   WEALTHBUILDER PORTFOLIOSSM and WELLS FARGO ADVANTAGE LIFE STAGE
   PORTFOLIOSSM);
..  Any Internal Revenue Code Section 529 plans;
..  Any accounts in a fee-based advisory program managed by Funds Management;
and
.. Registered investment advisers holding Class Z shares of a Strong Fund on November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

                                                          PRICING FUND SHARES 19

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   . directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

   . through a brokerage account with an approved selling agent; or

   . through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the investment adviser, the Fund's distributor or their affiliates may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 20 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

MINIMUM INVESTMENTS              INITIAL PURCHASE                                             SUBSEQUENT PURCHASES
------------------------------   ----------------------------------------------------------   --------------------------------------
Regular accounts                 $2,500                                                       $100
Automatic Investment Plans       $50                                                          $50
IRAs, IRA rollovers, Roth IRAs   $1,000                                                       $100
UGMA/UTMA accounts               $50                                                          $50
Employer Sponsored               no minimum                                                   no minimum
 Retirement Plans

BUYING SHARES                    OPENING AN ACCOUNT                                           ADDING TO AN ACCOUNT
------------------------------   ----------------------------------------------------------   --------------------------------------
Through Your Investment          Contact your investment representative                       Contact your investment representative
 Representative
------------------------------   ----------------------------------------------------------   --------------------------------------

By Mail                          . Complete and sign your account application                 . Fill out the deposit slip from your
                                 . Mail the application with your check made payable to the     account statement. If you do not
                                   Fund to Investor Services at:                                have a slip, include a note with
                                                                                                your name, the Fund name, and your
                                 REGULAR MAIL                   OVERNIGHT ONLY                  account number.
                                 ------------                   --------------
                                 WELLS FARGO ADVANTAGE FUNDS    WELLS FARGO ADVANTAGE FUNDS   . Mail the deposit slip or note with
                                 P.O. Box 8266                  Attn: CCSU-Boston Financial     your check made payable to the
                                 Boston, MA 02266-8266          66 Brooks Drive                 Fund to the address on the
                                                                Braintree, MA 02184             left.
------------------------------   ----------------------------------------------------------   --------------------------------------

By Telephone                     A new account may not be opened by telephone unless you      To buy additional shares or to buy
                                 have another Wells Fargo Advantage Fund account with your    shares of a new Fund call:
                                 bank information on file.If you do not currently have an     . Investor Services at
                                 account, refer to the section on buying shares by mail or      1-800-222-8222
                                 wire.                                                          or
                                                                                              . 1-800-368-7550 for the automated
                                                                                                phone system
------------------------------   ----------------------------------------------------------   --------------------------------------

By Wire                          . Complete and sign your account application                 To buy additional shares, instruct
                                 . Provide the following instructions to your                 your bank or financial institution to
                                   financial institution:                                     use the same wire instructions
                                     State Street Bank & Trust                                shown to the left.
                                     Boston, MA
                                     Bank Routing Number: ABA 011000028
                                     Wire Purchase Account: 9905-437-1
                                     Attention: WELLS FARGO ADVANTAGE FUNDS
                                                (Name of Fund, Account Number and
                                                any applicable share class)
                                                Account Name: Provide your
                                                name as registered on the Fund account
------------------------------   ----------------------------------------------------------   --------------------------------------

                                                                                              HOW TO BUY SHARES 21

        BUYING SHARES
      ------------------------------------------------------------------------------------------------------------------------
                        OPENING AN ACCOUNT                                              ADDING TO AN ACCOUNT
                       --------------------------------------------------------------- ---------------------------------------
        By Internet     A new account may not be opened by Internet                     To buy additional shares or buy
                       unless you have another Wells Fargo Advantage                   shares of a new Fund, visit our Web
                       Fund account with your bank information on file.                site at www.wellsfargo.com/
                       If you do not currently have an account, refer to               advantagefunds.
                       the section on buying shares by mail or wire.

      ---------------  ------------------------------ ------------------------------   ------------------------------------

GENERAL NOTES FOR BUYING SHARES

   . PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You begin to earn dividends on the business day after the transfer agent receives your application in proper form.

     . U.S. DOLLARS ONLY. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   . INSUFFUCIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   . NO FUND NAMED. When all or a portion of a purchase is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

 22 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

        SELLING SHARES                TO SELL SOME OR ALL OF YOUR SHARES
---   ----------------------------   ---------------------------------------------------------------
        Minimum Redemption            $100 (or remainder of account balance)
      ----------------------------   ---------------------------------------------------------------
        Through Your Investment       Contact your investment representative
      ----------------------------   ---------------------------------------------------------------
        Representative
      ----------------------------
        By Mail                       . Send a "Letter of Instruction" providing your name, account number, the Fund from which you wish to redeem and the
                                     dollar amount you wish to receive (or write "Full Redemption"
                                     to redeem your remaining account balance) to the address below.
                                     . Make sure all account owners sign the request exactly as their names appear on the account application.
                                     .  A medallion guarantee may be required under certain
                                     circumstances (see "Medallion Guarantees").
                                                                     OVERNIGHT ONLY
                                                                    -----------------------------
                                      REGULAR MAIL
      ----------------------------   ------------------------------
                                     WELLS FARGO ADVANTAGE FUNDS    WELLS FARGO ADVANTAGE FUNDS
                                     P.O. Box 8266                  Attn: CCSU-Boston Financial
                                     Boston, MA 02266-8266          66 Brooks Drive
                                     ------------------------------ Braintree, MA 02184
                                                                    -----------------------------
        By Telephone /                . Call an Investor Services representative at 1-800-222-8222.
        Electronic Funds Transfer    . Use the automated phone system 1-800-368-7550.
      ----------------------------
      (EFT)
      ------------------------  --
                                     . Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                     application or subsequently in writing.
                                     . Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other WELLS FARGO ADVANTAGE FUNDS.
                                     . Transfers made to a Wells Fargo Bank account are made
                                     available sooner than transfers to an unaffiliated institution.
                                     . Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                     NOTE: Telephone transactions such as redemption requests
                                     made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.
                                     ---------------------------------------------------------------
        By Wire                       . Wire requests are sent to your linked bank account same day
      ----------------------------
                                     if your request to redeem is received before that Fund's close.
                                     . Wire requests are sent to your linked bank account next day if your request to redeem from a Fund is received before the NYSE close.
                                     -------------------------------
        By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds

      ----------------------------   ------------------------------ -----------------------------

                                                           HOW TO SELL SHARES 23

GENERAL NOTES FOR SELLING SHARES

   . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     . CDSC OR REDEMPTION FEES. Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

   . FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   . WIRE FEES. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges that they may assess for an incoming wire transfer.

   . RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   . RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   . MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 24 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..  In general, exchanges may be made between like share classes of any Wells
   Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.
..  You should carefully read the prospectus for the Fund into which you wish to exchange.
..  Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.
.. If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new
   Fund, unless your balance has fallen below that amount due to market conditions.
.. Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the

                                                       HOW TO EXCHANGE SHARES 25
trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 26 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

.. AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.
.. AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.
.. SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account.
   To participate in this plan, you:

     . must have a Fund account valued at $10,000 or more;

     . must have your distributions reinvested; and

     . may not simultaneously participate in the Automatic Investment Plan.

.. PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

.. Individual Retirement Plans, including traditional IRAs and Roth IRAs. .. Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
   Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring

                                                             ACCOUNT POLICIES 27
your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 28 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

.. AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.
.. CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.
.. BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.
.. DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid.
   In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 29

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

 30 TAXES

MASTER/GATEWAYSM STRUCTURE
--------------------------------------------------------------------------------

Some of the Funds described in this Prospectus are gateway funds in a MASTER/GATEWAY structure. This structure is more commonly known as a master/feeder structure. In this structure, a gateway or feeder fund invests substantially all of its assets in one or more master portfolios of Wells Fargo Master Trust or other stand-alone funds of WELLS FARGO ADVANTAGE FUNDS whose objectives and investment strategies are consistent with the gateway fund's investment objective and strategies. Through this structure, gateway funds can enhance their investment opportunities and reduce their expenses by sharing the costs and benefits of a larger pool of assets. Master portfolios offer their shares to multiple gateway funds and other master portfolios rather than directly to the public. Certain administrative and other fees and expenses are charged to both the gateway fund and the master portfolio(s). The services provided and fees charged to a gateway fund are in addition to and not duplicative of the services provided and fees charged to the master portfolios. Fees relating to investments in other stand-alone funds are waived to the extent that they are duplicative, or would exceed certain defined limits.

DESCRIPTION OF MASTER PORTFOLIOS
The following table lists the master portfolio in which the Total Return Bond Fund invests. The Portfolio's investment objective is provided followed by a brief description of the Portfolio's investment strategies.

 MASTER PORTFOLIO                INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
 TOTAL RETURN BOND PORTFOLIO     Investment Objective: The Portfolio seeks total return consisting of income and capital appreciation. Principal Investment Strategies: We invest principally in investment-grade debt securities, including U.S. Government obligations, corporate bonds and mortgage- and asset-backed securities. As part of our investment strategy, we may enter into mortgage dollar rolls and reverse repurchase agreements, as well as invest in dollar-denominated debt securities of foreign issuers. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect to maintain an overall effective duration range between 4 and 5 1/2 years.

THE SUB-ADVISER FOR THE MASTER PORTFOLIOS
The Sub-Adviser for the master portfolio is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the master portfolios.

WELLS CAPITAL MANAGEMENT is the investment sub-adviser for the Total Return Bond Portfolios in which certain gateway funds invest a portion of their assets. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of these portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

                                                   MASTER/GATEWAYSM STRUCTURE 31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

 32 FINANCIAL HIGHLIGHTS

TOTAL RETURN BOND FUND
CLASS Z SHARES - COMMENCED ON APRIL 11, 2005
For a share outstanding throughout each period

                                              MAY 31,
 FOR THE PERIOD ENDED:                       2005/1/
 NET ASSET VALUE, BEGINNING             $            12.19
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                               0.06
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                                     0.22
                                        ------------------
  Total income from
investment operations                                 0.28
                                        ------------------
 LESS DISTRIBUTIONS:
  Distributions from net
investment income                                    (0.06)
  Distributions from net                              0.00
  realized gain
  Total distributions                                (0.06)
                                        ------------------
 NET ASSET VALUE, END OF PERIOD         $            12.41
                                        ==================

 TOTAL RETURN/2/                                      2.31%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period             $           29,204
  (000s)
  Ratios to average net assets/4/:
  Ratio of expenses to                                0.95%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                                 3.42%
  Portfolio turnover rate/5/                           767%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/3/,/4/                                    1.23%

1    For the period from April 11, 2005 (commencement of Class) to May 31, 2005.
2 Total returns do not include sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4    Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 33

ULTRA-SHORT DURATION BOND FUND
CLASS Z SHARES - COMMENCED ON MARCH 31, 1994
For a share outstanding throughout each period

                                    MAY 31,         OCT. 31,        OCT. 31,        OCT. 31,        OCT. 31,        OCT. 31,
 FOR THE PERIOD ENDED:              2005/3/         2004/1/           2003            2002            2001            2000
 NET ASSET VALUE, BEGINNING
OF PERIOD                           $  9.67         $  9.80         $  9.86        $  10.19       $   10.14      $    10.21
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.14            0.15            0.18            0.35            0.54            0.56
  Net realized and
   unrealized gain (loss)
   on investments                     (0.03)          (0.03)           0.08           (0.34)           0.14            0.02
                                    -------         -------         -------        --------        --------        --------
  Total from investment
   operations                          0.11            0.12            0.26            0.01            0.68            0.58
                                    -------         -------         -------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.17)          (0.25)          (0.32)          (0.34)          (0.63)          (0.65)
  Distributions from net
   realized gain                       0.00            0.00            0.00            0.00            0.00            0.00
  Total distributions                 (0.17)          (0.25)          (0.32)          (0.34)          (0.63)          (0.65)
                                    -------         -------         -------        --------        --------        --------
 NET ASSET VALUE, END OF
PERIOD                              $  9.61         $  9.67           $9.80        $   9.86       $  10.19       $   10.14
                                    =======         =======         =======        ========        ========        ========
 TOTAL RETURN/1/                       1.18%           1.25%           2.62%           0.15%           6.84%           5.83%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $12,961         $15,898         $27,021        $ 30,194       $  47,219      $   51,144
  Ratios to average net assets:/4/
  Ratios of expenses to
   average net assets                  0.99%           1.12%           1.07%           1.15%           1.24%           1.15%
  Ratio of net investment
   income (loss) to
   average net assets                  2.59%           1.69%           1.87%           3.55%           5.30%           5.60%
  Portfolio turnover rate/5/              9%             28%             90%            204%            221%             59%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2/,/4/          1.15%           1.16%           1.08%           1.16%           1.24%           1.15%

1 Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During certain periods, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 In 2005, the Fund changed its fiscal year end from October 31 to May 31. Information is shown for a 7-month period, from November 1, 2004 through May 31, 2005.
4    Ratios shown for periods of less than one year are annualized.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 34 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                 OCTOBER 1, 2006

                                   Prospectus

WELLS FARGO ADVANTAGE FUNDS/SM/ -  WEALTHBUILDER PORTFOLIOS

Conservative Allocation Portfolio

Moderate Balanced Portfolio

Growth Balanced Portfolio

Growth Allocation Portfolio

Equity Portfolio

Tactical Equity Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PORTFOLIO SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. PORTFOLIO SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE PORTFOLIOS
INFORMATION ABOUT EACH PORTFOLIO YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Portfolio Information                           3
Conservative Allocation Portfolio                   4
Moderate Balanced Portfolio                         9
Growth Balanced Portfolio                          14
Growth Allocation Portfolio                        18
Equity Portfolio                                   22
Tactical Equity Portfolio                          26
The Underlying Funds                               30
Summary of Principal Investment Risks              31

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS
INFORMATION ABOUT THE PORTFOLIOS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust                      34
The Investment Adviser                             34
The Sub-Adviser and Portfolio Managers             34
Dormant Multi-Manager Arrangement                  35

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW PORTFOLIO SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE PORTFOLIO SHARES

Pricing Portfolio Shares             36
How to Open an Account               37
How to Buy Shares                    41
How to Sell Shares                   43
How to Exchange Shares               45
Account Policies                     47

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                        49
Taxes                                50
Financial Highlights                 51
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

Throughout this prospectus, the WELLS FARGO ADVANTAGE WEALTHBUILDER
CONSERVATIVE ALLOCATION PORTFOLIO/SM/ is referred to as the Conservative Allocation Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIO/SM/ is referred to as the Moderate Balanced Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIO/SM/ is referred to as the Growth Balanced Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO/SM/ is referred to as the Growth Allocation Portfolio; the WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIO/SM/ is referred to as the Equity Portfolio; and the WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIO/SM/ is referred to as the Tactical Equity Portfolio.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Portfolio shares to any registration requirement within such jurisdiction or country.

KEY PORTFOLIO INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Portfolios within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Portfolios' other service providers. "You" refers to the shareholder or potential investor.

ABOUT WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/
The WealthBuilder Portfolios are funds-of-funds that invest in various affiliated and unaffiliated mutual funds ("Underlying Funds") to pursue their investment objectives. The Portfolios are designed to offer you access to professionally managed mutual funds from well-known fund families. Each Portfolio allocates its assets across either various stock investment styles or across both stock and bond investment styles through investment in Underlying Funds. In turn, each Underlying Fund invests its assets according to its own investment objective and investment style.

Each Portfolio holds an investment portfolio of stock funds for growth potential, and four of the Portfolios - the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios - hold an investment portfolio of bond funds for income production, decreased volatility and increased price stability. We may select from a wide range of Underlying Funds based upon changing markets and risk/return characteristics. Accordingly, each Portfolio provides a different level of risk exposure by allocating its investments in different proportions among Underlying Funds.
--------------------------------------------------------------------------------
ASSET ALLOCATION STRATEGY

We allocate each Portfolio's investments in accordance with the Portfolio's investment objective. We utilize a model-driven approach to help us determine the optimal asset allocations for a Portfolio's holdings in various stock investment styles, or various stock and bond investment styles. These proprietary asset allocation models utilize various analytical techniques, including quantitative techniques, valuation formulas and optimization procedures to assist us in making allocation determinations. The target allocations for the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios are determined using the Tactical Asset Allocation (TAA) Model, while the target allocations for the Tactical Equity Portfolio are determined using the Tactical Equity Allocation (TEA) Model. The target allocation for the Equity Portfolio is not model-driven, and remains constant. As a result of target allocation changes, appreciation or depreciation or other circumstances, the percentages of a Portfolio's assets invested in various Underlying Funds will vary over time. When the Portfolio's actual allocations deviate from the target allocations, we rebalance the Portfolio primarily through the use of daily cash flows.
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The investment objective of each Portfolio in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Portfolio tells you:

..  what the Portfolio is trying to achieve;
.. how we intend to invest your money; and .. what makes the Portfolio different from the other Portfolios offered in this Prospectus.

This section also provides a summary of each Portfolio's key permitted investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Portfolio's assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Equity Portfolio and Tactical Equity Portfolio concerning "80% of the Portfolio's assets" may be changed by the Board of Trustees without shareholder approval, but shareholders would be given at least 60 days notice.
--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS

This section lists the key risk factors for each Portfolio. A complete description of these and other risks is found in the "Summary of Principal Investment Risks" section.
--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION

This section provides a percentage breakdown of a Portfolio's assets across different investment styles compared to the Portfolio's target investment range.

                                                     KEY PORTFOLIO INFORMATION 3

CONSERVATIVE ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Jeffrey P. Mellas

Inception: 9/30/2004
Ticker: WBCAX

INVESTMENT OBJECTIVE
The Conservative Allocation Portfolio seeks current income with a secondary emphasis on capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Portfolio's investment objective by allocating 20% of its assets to stock funds and 80% of its assets to bond funds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.

The Portfolio is a highly diversified investment, consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds assist in moderating the volatility of the Portfolio and providing income, while stocks offer long-term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Bond holdings are diversified across a wide range of short- to long-term, income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across a wide range of equity securities including, large company growth, large company value, small company and international equity securities. Depending on market conditions, some asset classes will perform better than others. For example, in periods of high interest rates, bonds may perform better than stocks. The Portfolio's broad diversification helps to reduce the overall impact of poor performance in any one asset class but may also limit upside potential.

 4 CONSERVATIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and asset allocations as of the most recent fiscal year-end.

                                                                INVESTMENT
                                                   NEUTRAL     TARGET RANGE
 POTENTIAL ASSET ALLOCATION RANGES                POSITION    USING TAA MODEL
 BONDS FUNDS                                            80%      75 - 85%
 STOCK FUNDS                                            20%      15 - 25%

  ALLOCATIONS UTILIZING TAA MODEL AS OF MAY 31, 2006
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH STYLE                                           6%
  LARGE COMPANY VALUE STYLE                                            5%
  SMALL COMPANY STYLE                                                  4%
  INTERNATIONAL STYLE                                                  4%
                                                                  --------
  TOTAL                                                               19%
                                                                  --------
 BOND FUND STYLES:
  SHORT TERM U.S. TREASURY, GOVERNMENT OBLIGATIONS, AND
  MORTGAGE-RELATED SECURITIES                                         31%
 INTERMEDIATE AND LONG TERM U.S. TREASURY, GOVERNMENT
  OBLIGATIONS, AND MORTGAGE-RELATED SECURITIES                        20%
  INVESTMENT GRADE BONDS                                              20%
  HIGH-YIELD CORPORATE BONDS                                           5%
  INTERNATIONAL OBLIGATIONS                                            5%
                                                                  --------
  TOTAL                                                               81%
                                                                  --------
 TOTAL PORTFOLIO ASSETS                                              100%

ALLOCATIONS USING FUTURES AS OF MAY 31,
                  2006
 STOCK FUND STYLES:              24%
 BOND FUND STYLES:               76%
                           --------
 TOTAL                          100%
                          ---------

                                             CONSERVATIVE ALLOCATION PORTFOLIO 5

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Equity Market Risk
     . Foreign Investment Risk
     . High Yield Securities Risk
     . Management Risk
     . Small Company Investment Risk
     . Underlying Funds Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

 6 CONSERVATIVE ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

        Calendar Year Total Return /1/
        as of 12/31 each year
2005
2.10%

           BEST AND WORST QUARTER
  Best Quarter:       Q2    2005       1.76%
  Worst Quarter:      Q1    2005      -1.46%

          The Portfolio's year-to-date performance through June 30, 2006, was
          __%.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005                      1 YEAR         LIFE OF PORTFOLIO/1/
 CONSERVATIVE ALLOCATION PORTFOLIO/1/
  Returns Before Taxes                         0.57%                       2.86%
  Returns After Taxes on Distributions/2/     -0.08%                       2.26%
  Returns After Taxes on Distributions
   and Sale of Portfolio Shares/2/             0.37%                       2.09%
 S&P 500 INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT
   INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Portfolio commenced operations on September 30, 2004. The returns for the Portfolio and Indexes in the column are shown from that date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. To qualify for inclusion in the Lehman Brothers U.S. Credit Index, bonds must be SEC-registered. You cannot invest directly in an index.

                                             CONSERVATIVE ALLOCATION PORTFOLIO 7

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

                               SHAREHOLDER FEES
                  (fees paid directly from  your investments)

  Maximum sales charge (load) imposed on purchases                      1.50%
  (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                                  None/1/
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

                       ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)

  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    1.71%
  TOTAL ANNUAL PORTFOLIO               2.66%
  OPERATING EXPENSES/4/
  Fee Waivers                          1.16%
  NET EXPENSES/5/                      1.50%

1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The Portfolio's investment adviser implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as the Portfolio's assets grow and continue to be based on a percentage of the Portfolio's average daily net assets. The breakpoint schedule for the Portfolio is as follows: 0.20% for the first $1 billion in assets; 0.175% for the next $4 billion in assets; and 0.15% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.68%. Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.
5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
   1 Year                                $  300
   3 Years                               $  855
   5 Years                               $1,437
  10 Years                               $3,014

 8 CONSERVATIVE ALLOCATION PORTFOLIO

MODERATE BALANCED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Jeffrey P. Mellas

Inception: 9/30/2004
Ticker: WBBBX

INVESTMENT OBJECTIVE
The Moderate Balanced Portfolio seeks a combination of current income and capital appreciation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Portfolio's investment objective by allocating 60% of its assets to bond funds and 40% of its assets to stock funds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.

The Portfolio is a highly diversified investment, consisting of both bond and stock mutual funds, with an emphasis on bonds. Bonds assist in moderating the volatility of the Portfolio and providing income, while stocks offer long-term growth potential, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Bond holdings are diversified across a wide range of short- to long-term, income-producing securities, including U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Stock holdings are diversified across a wide range of equity securities inluding, large company growth, large company value, small company, and international equity securities. Depending on market conditions, some asset classes will perform better than others. For example, in periods of high interest rates, bonds may perform better than stocks. The Portfolio's broad diversification helps to reduce the overall impact of poor performance in any one asset class but may also limit upside potential.

                                                   MODERATE BALANCED PORTFOLIO 9

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and asset allocations as of the most recent fiscal year-end.

                                                  INVESTMENT
 POTENTIAL ASSET ALLOCATION        NEUTRAL       TARGET RANGE
  RANGES                          POSITION      USING TAA MODEL
 BONDS FUNDS                            60%         50-70%
 STOCK FUNDS                            40%         30-50%

  ALLOCATIONS UTILIZING TAA MODEL AS OF MAY 31, 2006

 STOCK FUND STYLES:
  LARGE COMPANY GROWTH STYLE               12%
  LARGE COMPANY VALUE STYLE                11%
  SMALL COMPANY STYLE                       8%
  INTERNATIONAL STYLE                       8%
                                    ---------
  TOTAL                                    39%
                                    ---------
BOND FUND STYLES:
  SHORT TERM U.S.
   TREASURY, GOVERNMENT
   OBLIGATIONS, AND
   MORTGAGE-RELATED
   SECURITIES                              21%
  INTERMEDIATE AND LONG
   TERM U.S. TREASURY,
   GOVERNMENT OBLIGATIONS,
   AND MORTGAGE-RELATED                    15%
   SECURITIES
INVESTMENT GRADE BONDS                     15%
HIGH-YIELD CORPORATE                        5%
   BONDS
  INTERNATIONAL OBLIGATIONS                 5%
                                    ---------
  TOTAL                                    61%
                                    ---------
 TOTAL PORTFOLIO ASSETS                   100%

ALLOCATIONS USING FUTURES AS OF MAY 31, 2006
 STOCK FUND STYLES:                        49%
 BOND FUND STYLES:                         51%
                                    --------
 TOTAL                                     100%
                                    ---------

 10 MODERATE BALANCED PORTFOLIO

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Equity Market Risk
     . Foreign Investment Risk
     . High Yield Securities Risk
     . Management Risk
     . Small Company Investment Risk
     . Underlying Funds Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                  MODERATE BALANCED PORTFOLIO 11

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

        Calendar Year Total Return/1/
        as of 12/31 each year
2005
3.70%

           BEST AND WORST QUARTER
  Best Quarter:       Q3    2005       2.65%
  Worst Quarter:      Q1    2005      -1.99%

          The Portfolio's year-to-date performance through June 30, 2006, was ___%.

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005             1 YEAR        LIFE OF PORTFOLIO/1/
 MODERATE BALANCED PORTFOLIO/1/
  Returns Before Taxes                2.15%                     6.17%
  Returns After Taxes on              1.70%                     5.74%
  Distributions/2/
  Returns After Taxes on              1.41%                     5.00%
Distributions and Sale of
  Portfolio Shares/2/
 S&P 500 INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.
  GOVERNMENT/CREDIT INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges.This Portfolio commenced operations on September 30, 2004. The returns for the Portfolio and Indexes in the column are shown from that date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. To qualify for inclusion in the Lehman Brothers U.S. Credit Index, bonds must be SEC-registered. You cannot invest directly in an index.

 12 MODERATE BALANCED PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases   1.50%
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)               None/1/
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets)

  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    0.56%
  TOTAL ANNUAL PORTFOLIO               1.51%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.01%
  NET EXPENSES/5/                      1.50%

1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The Portfolio's investment adviser implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as the Portfolio's assets grow and continue to be based on a percentage of the Portfolio's average daily net assets. The breakpoint schedule for the Portfolio is as follows: 0.20% for the first $1 billion in assets; 0.175% for the next $4 billion in assets; and 0.15% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.74% . Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.
5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 IF YOU SELL YOUR SHARES AT
  THE END OF THE PERIOD:
   1 Year                                $  300
   3 Years                               $  802
   5 Years                               $1,331
  10 Years                               $2,778

                                                  MODERATE BALANCED PORTFOLIO 13

GROWTH BALANCED PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Jeffrey P. Mellas

Inception: 10/1/1997
Ticker: WBGBX

INVESTMENT OBJECTIVE
The Growth Balanced Portfolio seeks a combination of capital appreciation and current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Portfolio's investment objective by allocating 65% of its assets to stock funds and 35% of its assets to bond funds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.

The Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds assist in moderating the volatility of the Portfolio and providing income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Stock holdings are diversified across many investment styles, including, large company growth, large company value, small company, and international. Bond holdings are also diversified across a wide range of intermediate- to long-term, income-producing securities, including, U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Depending on market conditions, some asset classes will perform better than others. For example, in periods of high interest rates, bonds may perform better than stocks. The Portfolio's broad diversification helps to reduce the overall impact of poor performance in any one asset class but may also limit upside potential.

 14 GROWTH BALANCED PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and asset allocations as of the most recent fiscal year-end.

                                                  INVESTMENT
 POTENTIAL ASSET ALLOCATION        NEUTRAL       TARGET RANGE
  RANGES                          POSITION      USING TAA MODEL
 BONDS FUNDS                            65%        50-80%
 STOCK FUNDS                            35%        20-50%

    ALLOCATIONS UTILIZING AS OF MAY 31, 2006
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH STYLE              19%
  LARGE COMPANY VALUE STYLE               19%
  SMALL COMPANY STYLE                     13%
  INTERNATIONAL STYLE                     13%
                                    --------
  TOTAL                                   64%
                                    --------
 BOND FUND STYLES:
  U.S. TREASURY,
   GOVERNMENT OBLIGATIONS,
   AND MORTGAGE-RELATED                   13%
   SECURITIES
  INVESTMENT GRADE BONDS                  13%
  HIGH-YIELD CORPORATE                     5%
   BONDS
  INTERNATIONAL OBLIGATIONS                5%
                                    --------
  TOTAL                                   36%
                                    --------
 TOTAL PORTFOLIO ASSETS                  100%

ALLOCATIONS USING FUTURES AS OF MAY 31, 2006
 STOCK FUND STYLES:                       79%
 BOND FUND STYLES:                        21%
                                    --------
 TOTAL                                   100%
                                    ---------

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Equity Market Risk
     . Foreign Investment Risk
     . High Yield Securities Risk
     . Management Risk
     . Small Company Investment Risk
     . Underlying Funds Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                    GROWTH BALANCED PORTFOLIO 15

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

        Calendar Year Total Return/1/
        as of 12/31 each year
1998     1999     2000     2001     2002      2003    2004    2005
15.21%   14.45%   2.11%   -7.09%   -17.49%   24.26%   9.68%   4.73%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       17.55%
  Worst Quarter:      Q3    2002      -15.98%

          The Portfolio's year-to-date performance through June 30, 2006, was ___%.

 AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005           1 YEAR      5 YEARS      LIFE OF PORTFOLIO/1/
 GROWTH BALANCED PORTFOLIO/1/
  Returns Before Taxes              3.16%        1.51%                   4.70%
  Returns After Taxes on            2.05%        0.93%                   3.89%
  Distributions/2/
  Returns After Taxes on            2.59%        0.99%                   3.62%
  Distributions and Sale of
  Portfolio Shares/2/
 S&P 500 INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.
  GOVERNMENT/CREDIT INDEX/4/
  (reflects no deduction for fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect sales charges. This Portfolio commenced operations on October 1, 1997. The returns for the Portfolio and Indexes in the column are shown from that date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. To qualify for inclusion in the Lehman Brothers U.S. Credit Index, bonds must be SEC-registered. You cannot invest directly in an index.

 16 GROWTH BALANCED PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases   1.50%
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)               None/1/
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets)
  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    0.56%
  TOTAL ANNUAL PORTFOLIO               1.51%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.01%
  NET EXPENSES/5/                      1.50%

1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The Portfolio's investment adviser implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as the Portfolio's assets grow and continue to be based on a percentage of the Portfolio's average daily net assets. The breakpoint schedule for the Portfolio is as follows: 0.20% for the first $1 billion in assets; 0.175% for the next $4 billion in assets; and 0.15% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.80% . Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.
5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
   . Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply); and
   . The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
   1 Year                                $  300
   3 Years                               $  619
   5 Years                               $  960
  10 Years                               $1,924

                                                    GROWTH BALANCED PORTFOLIO 17

GROWTH ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Jeffrey P. Mellas

Inception: 9/30/2004
Ticker: WBGGX

INVESTMENT OBJECTIVE
The Growth Allocation Portfolio seeks capital appreciation with a secondary emphasis on current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We seek to achieve the Portfolio's investment objective by allocating 80% of its assets to stock funds and 20% of its assets to bond funds. Under normal circumstances, we use futures contracts to implement target allocation changes recommended by the TAA Model. The TAA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section. The Portfolio does not physically reallocate its assets among investment styles when it uses futures contracts.

The Portfolio is a highly diversified investment, consisting of both stock and bond mutual funds, with an emphasis on stocks. Stocks offer long-term growth potential, while bonds assist in moderating the volatility of the Portfolio and providing income, making this investment appropriate for long-term investors who desire less volatility than an all-stock portfolio.

Stock holdings are diversified across many investment styles, including, large company growth, large company value, small company, and international. Bond holdings are also diversified across a wide range of intermediate- to long-term, income-producing securities, including, U.S. Government obligations, corporate bonds, below investment-grade bonds and foreign issues. Depending on market conditions, some asset classes will perform better than others. For example, in periods of high interest rates, bonds may perform better than stocks. The Portfolio's broad diversification helps to reduce the overall impact of poor performance in any one asset class but may also limit upside potential.

 18 GROWTH ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and asset allocations as of the most recent fiscal year-end.

                                                  INVESTMENT
 POTENTIAL ASSET ALLOCATION        NEUTRAL       TARGET RANGE
  RANGES                          POSITION      USING TAA MODEL
 BONDS FUNDS                            80%        65 - 95%
 STOCK FUNDS                            20%         5 - 35%

  ALLOCATIONS UTILIZING TAA MODEL AS OF MAY 31, 2006
 STOCK FUND STYLES:
  LARGE COMPANY GROWTH STYLE               24%
  LARGE COMPANY VALUE STYLE                23%
  SMALL COMPANY STYLE                      16%
  INTERNATIONAL STYLE                      16%
                                    ---------
  TOTAL                                    79%
                                    ---------
 BOND FUND STYLES:
  U.S. TREASURY, GOVERNMENT
   OBLIGATIONS, AND MORTGAGE-RELATED        7%
   SECURITIES
  INVESTMENT GRADE BONDS                    8%
  HIGH-YIELD CORPORATE                      3%
   BONDS
  INTERNATIONAL OBLIGATIONS                 3%
                                    ---------
  TOTAL                                    21%
                                    ---------
 TOTAL PORTFOLIO ASSETS                   100%

ALLOCATIONS USING FUTURES AS OF MAY 31, 2006
 STOCK FUND STYLES:                        94%
 BOND FUND STYLES:                          6%
 TOTAL                                    100%
                                    ---------

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Equity Market Risk
     . Foreign Investment Risk
     . High Yield Securities Risk
     . Management Risk
     . Small Company Investment Risk
     . Underlying Funds Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                  GROWTH ALLOCATION PORTFOLIO 19

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

        Calendar Year Total Return /1/
        as of 12/31 each year
2005
6.88%

           BEST AND WORST QUARTER
  Best Quarter:       Q3    2005       5.27%
  Worst Quarter:      Q1    2005      -2.47%

          The Portfolio's year-to-date performance through June 30, 2006, was ___%.

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 2005             1 YEAR        LIFE OF PORTFOLIO/1/
 GROWTH ALLOCATION PORTFOLIO/1/
  Returns Before Taxes                5.28%                    11.82%
  Returns After Taxes on              5.02%                    11.53%
   Distributions/2/
  Returns After Taxes on              3.47%                     9.92%
   Distributions and Sale of
    Portfolio Shares/2/
 S&P 500 INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)
 LEHMAN BROTHERS U.S.
  GOVERNMENT/CREDIT INDEX/4/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Portfolio commenced operations on September 30, 2004. Returns for the Portfolio and the Indexes in the column are shown from that date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.
4 The Lehman Brothers U.S. Government/Credit Index is an unmanaged index that includes securities in the Lehman Brothers U.S. Government Index and the Lehman Brothers U.S. Credit Index. The Lehman Brothers U.S. Government Index is composed of U.S. Treasury securities with maturities of one year or more and publicly issued debt of U.S. Government agencies. The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. To qualify for inclusion in the Lehman Brothers U.S. Credit Index, bonds must be SEC-registered. You cannot invest directly in an index.

 20 GROWTH ALLOCATION PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
  your investments)
  Maximum sales charge                   1.50%
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                None/1/
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

ANNUAL PORTFOLIO OPERATING
EXPENSES
(expenses that are deducted
  from Portfolio assets)
  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    1.93%
  TOTAL ANNUAL PORTFOLIO               2.88%
  OPERATING EXPENSES/4/
  Fee Waivers                          1.38%
  NET EXPENSES/5/                      1.50%

1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The Portfolio's investment adviser implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as the Portfolio's assets grow and continue to be based on a percentage of the Portfolio's average daily net assets. The breakpoint schedule for the Portfolio is as follows: 0.20% for the first $1 billion in assets; 0.175% for the next $4 billion in assets; and 0.15% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.83%. Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.
5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. Fees and expenses of the Underlying Funds are ot covered by these waiver/reimbursement arrangements.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 IF YOU SELL YOUR SHARES AT
  THE END OF THE PERIOD:
   1 Year                                $  300
   3 Years                               $  900
   5 Years                               $1,525
  10 Years                               $3,209

                                                  GROWTH ALLOCATION PORTFOLIO 21

EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Jeffrey P. Mellas

Inception: 10/1/1997
Ticker: WBGIX

INVESTMENT OBJECTIVE
The Equity Portfolio seeks long-term capital appreciation with no emphasis on income.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
We seek to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's assets in equity securities (through investments in Underlying Funds). The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for growth. These equity styles include, large company growth, large company value, small company, and international equity securities.

Depending on market conditions, some equity asset classes will perform better than others. The Portfolio's broad diversification across equity styles helps to reduce the overall impact of poor performance in any one class.

 22 EQUITY PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocation as of the most recent fiscal year-end.

         ALLOCATIONS AS OF MAY 31, 2006
  LARGE COMPANY GROWTH STYLE              30%
  LARGE COMPANY VALUE STYLE               30%
  SMALL COMPANY STYLE                     20%
  INTERNATIONAL STYLE                     20%
                                    --------
 TOTAL PORTFOLIO ASSETS                  100%
                                   ---------

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

     . Equity Market Risk
     . Foreign Investment Risk
     . Management Risk
     . Small Company Investment Risk
     . Underlying Funds Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                             EQUITY PORTFOLIO 23

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

        Calendar Year Total Return/1/
        as of 12/31 each year
1998     1999      2000     2001      2002      2003     2004    2005
14.68%   27.28%   -2.99%   -16.52%   -25.28%   29.37%   12.64%   6.97%

           BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       20.0%
  Worst Quarter:      Q3    2002      -20.5%

          The Portfolio's year-to-date performance through June 30, 2006, was ___%.

 AVERAGE ANNUAL TOTAL RETURNS
  as of December 31, 2005          1 YEAR      5 YEARS      LIFE OF PORTFOLIO/1/
 EQUITY PORTFOLIO/1/
  Returns Before Taxes              5.37%       -0.86%                   3.61%
  Returns After Taxes on            5.37%       -1.00%                   3.28%
   Distributions/2/
  Returns After Taxes on            3.49%       -0.82%                   2.94%
   Distributions and Sale of
   Portfolio Shares/2/
 S&P 500 INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Portfolio commenced operations on October 1, 1997. Returns for the Portfolio and the Indexes in the column are shown from that date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

 24 EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
  (fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases     1.50%
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                 None/1/
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

     ANNUAL PORTFOLIO OPERATING EXPENSES
 (expenses that are deducted from Portfolio assets)
  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    0.61%
  TOTAL ANNUAL PORTFOLIO               1.56%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.06%
  NET EXPENSES/5/                      1.50%

1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The Portfolio's investment adviser implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as the Portfolio's assets grow and continue to be based on a percentage of the Portfolio's average daily net assets. The breakpoint schedule for the Portfolio is as follows: 0.20% for the first $1 billion in assets; 0.175% for the next $4 billion in assets; and 0.15% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.87%. Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.
5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
   1 Year                                $  300
   3 Years                               $  629
   5 Years                               $  982
  10 Years                               $1,974

                                                             EQUITY PORTFOLIO 25

TACTICAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Galen G. Blomster, CFA
Jeffrey P. Mellas

Inception: 10/1/1997
Ticker: WBGAX

INVESTMENT OBJECTIVE
The Tactical Equity Portfolio seeks long-term capital appreciation with no emphasis on income.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
We seek to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's assets in equity securities (through investment in Underlying Funds). The Portfolio is a diversified equity investment that consists of mutual funds that employ different and complementary investment styles to provide potential for growth. These equity styles include, large company growth, large company value, small company, and international equity securities. The target allocation among the four equity styles is determined by the TEA Model. The TEA Model is previously described under "Asset Allocation Strategy" in the "Key Portfolio Information" section.

Depending on market conditions, some equity asset classes will perform better than others. The Portfolio's broad diversification across equity styles helps to reduce the overall impact of poor perfomance in any one equity asset class.

 26 TACTICAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
PORTFOLIO ASSET ALLOCATION
The following table provides a percentage breakdown of the Portfolio's asset allocations, including the Portfolio's neutral asset allocation, target asset allocation range and asset allocation as of the most recent fiscal year-end.

 POTENTIAL ASSET ALLOCATION        NEUTRAL        INVESTMENT
  RANGES                          POSITION       TARGET RANGE
 LARGE COMPANY STOCKS                   50%       25 - 80%
 SMALL COMPANY STOCKS                   20%        5 - 45%
 INTERNATIONAL STOCKS                   30%       10 - 50%

         ALLOCATIONS AS OF MAY 31, 2006
  LARGE COMPANY GROWTH STYLE              9%
  LARGE COMPANY VALUE STYLE              36%
  SMALL COMPANY STYLE                     5%
  INTERNATIONAL STYLE                    50%
                                   --------
 TOTAL PORTFOLIO ASSETS                 100%

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Portfolio is primarily subject to the risks mentioned below.

     . Equity Market Risk
     . Foreign Investment Risk
     . Management Risk
     . Small Company Investment Risk
     . Underlying Funds Risk
     . U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Portfolio and could adversely affect the Portfolio's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                    TACTICAL EQUITY PORTFOLIO 27

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Portfolio has performed and illustrates the variability of the Portfolio's returns over time. The Portfolio's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

        Calendar Year Total Return/1/
        as of 12/31 each year
1998     1999      2000     2001      2002      2003     2004    2005
21.00%   26.74%   -6.34%   -15.85%   -25.42%   31.36%   17.51%   8.54%

            BEST AND WORST QUARTER
  Best Quarter:       Q4    1998       23.73%
  Worst Quarter:      Q3    2002      -21.66%

          The Portfolio's year-to-date performance through June 30, 2006, was ___%.

 AVERAGE ANNUAL TOTAL RETURNS
  as of December 31, 2005           1 YEAR      5 YEARS     LIFE OF PORTFOLIO/1/
 TACTICAL EQUITY PORTFOLIO/1/
  Returns Before Taxes              6.92%        0.70%                   4.90%
  Returns After Taxes on            6.92%        0.62%                   4.79%
   Distributions/2/
  Returns After Taxes on            4.50%        0.55%                   4.20%
   Distributions and Sale of
   Portfolio Shares/2/
 S&P 500 INDEX/3/
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Portfolio commenced operations on October 1, 1997. Returns for the Porfolio and Indexes in this column are shown from that date.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 S&P 500 is a registered trademark of Standard and Poor's. The S&P 500 Index is an unmanaged index of 500 widely held common stocks representing, among others, industrial, financial, utility and transportation companies listed or traded on national exchanges or over-the-counter markets. You cannot invest directly in an index.

 28 TACTICAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Portfolio. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Portfolio shares. A broker-dealer or financial institution maintaining an account through which you hold Portfolio shares may charge separate account, service or transaction fees on the purchase or sale of Portfolio shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
  (fees paid directly from your investments)
  Maximum sales charge (load) imposed on purchases    1.50%
   (AS A PERCENTAGE OF THE OFFERING PRICE)
  Maximum deferred sales charge (load)                None/1/
   (AS A PERCENTAGE OF THE NAV AT PURCHASE)

 ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)
  Management Fees/2/                   0.20%
  Distribution (12b-1) Fees            0.75%
  Other Expenses/3/                    0.59%
  TOTAL ANNUAL PORTFOLIO               1.54%
  OPERATING EXPENSES/4/
  Fee Waivers                          0.04%
  NET EXPENSES/5/                      1.50%

1 Portfolio shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The Portfolio's investment adviser implemented a breakpoint schedule for the Portfolio's management fees. The management fees charged to the Portfolio will decline as the Portfolio's assets grow and continue to be based on a percentage of the Portfolio's average daily net assets. The breakpoint schedule for the Portfolio is as follows: 0.20% for the first $1 billion in assets; 0.175% for the next $4 billion in assets; and 0.15% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 Total annual portfolio operating expenses do not include expenses of the Underlying Funds. Portfolio shareholders indirectly bear a pro-rata portion of the expenses of the Underlying Funds in which the Portfolio invests. Based on the Portfolio's estimated target allocations, the Portfolio's indirect expenses from investing in the Underlying Funds are estimated to be 0.96%. Several factors may affect the estimated indirect expenses, including the following: 1) changes in the Underlying Funds' expense ratios, 2) changes in the Underlying Funds, and 3) changes in the target allocations of the Underlying Funds.
5 The adviser has committed through September 30, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Portfolio's net operating expense ratio shown. Fees and expenses of the Underlying Funds are not covered by these waiver/reimbursement arrangements.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Portfolio for the time periods indicated below and then redeem all of your shares at the end of these periods;
     . Your investment has a 5% return each year;
     . You reinvest all dividends and distributions (to which sales charges do not apply); and
     . The Portfolio's operating expenses remain the same.

The fee waivers shown in the Annual Portfolio Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

 IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:
   1 Year               $  300
   3 Years              $  625
   5 Years              $  973
  10 Years              $1,954

                                                    TACTICAL EQUITY PORTFOLIO 29

THE UNDERLYING FUNDS
--------------------------------------------------------------------------------

The Portfolios normally invest in affiliated and unaffiliated open-end management investment companies or series thereof with the investment styles listed below. The Portfolios may also invest in closed-end management investment companies and/ or unit investment trusts. All of these investments are referred to as the Underlying Funds. Each Portfolio may also hold certain securities directly. The types of Underlying Funds in which the Portfolios invest generally fall into two catagories:

     (1) STOCK FUNDS. Stock funds invest primarily in domestic or foreign common stocks or securities convertible into or exchangeable for common stock. The Underlying Funds may include stock funds holding large company stocks, small company stocks, and international stocks.

     (2) BOND FUNDS. Bond funds invest primarily in debt securities issued by companies, governments, or government agencies. The issuer of a bond is required to pay the bond holder the amount of the loan (or par value) at a specified maturity and to make scheduled interest payments. Under normal circumstances, only the Conservative Allocation, Moderate Balanced, Growth Balanced and Growth Allocation Portfolios invest in bond funds.

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE UNDERLYING FUNDS
The Portfolios' shareholders will bear indirectly a pro-rata portion of the expenses of the Underlying Funds. In addition, Funds Management, Wells Capital Management and their affiliates, including the Portfolios' distributor, may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying
Funds and Wells Fargo Bank, N.A., may receive fees for providing custody services to cetain Underlying Funds. These fees are separate from and in addition to fees received by Funds Management and its affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying Funds.

--------------------------------------------------------------------------------
IMPORTANT RISK FACTORS FOR THE UNDERLYING FUNDS
We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. Investing in a mutual fund that holds a diversified portfolio of other mutual funds provides access to a wider range of investment management talent and investment diversification than is available in a single mutual fund. The Portfolios are each designed to provide you with a single investment vehicle that offers diverse asset classes, fund management, and fund categories. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and the risk that the Underlying Fund may underperform other similarly managed funds. There can be no assurance that any mutual fund will achieve its investment objective.

 30 THE UNDERLYING FUNDS

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Portfolio's portfolio as a whole are called "principal risks." The principal risks for each Portfolio or Underlying Fund are identified on individual fund pages and are described below. Additional information about the principal risks is included the the Statement of Additional Information.

CURRENCY RISK         A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                      Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                      Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
EMERGING MARKET RISK  Emerging markets securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to certain economic changes. For example, emerging market countries are more often dependent on international trade and are therefore often vulnerable to recessions in other countries.
                      Emerging markets may have obsolete financial systems and volatile currencies, and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities also may be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.
EQUITY MARKET RISK    Equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of an equity investment. Certain types of stocks and certain individual stocks selected for an Underlying Fund's portfolio may underperform or decline in value more than the overall market. Growth style stocks selected by the Underlying Funds are based in part on their prospects for future earnings, which may not be realized. There is no guarantee that stocks selected as undervalued using a value style approach will perform as expected.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 31

FOREIGN INVESTMENT RISK     The additional risks associated with foreign investments include that they may be subject to potentially less liquidity and greater price volatility. These risks also include those related to adverse political, regulatory, market or economic developments. Emerging market securities typically present even greater exposure to these same risks and can present additional risks
                            (such as those related to social unrest or political upheaval) that can make them extremely volatile. Foreign companies also may be subject to significantly higher levels of taxation than
                            U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential. In addition, amounts realized on foreign securities may be subject to high levels of foreign taxation. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates; withholding and other taxes; trade settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to increase a Portfolio's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Portfolio or Underlying Fund will meet its investment objective.
                            We do not guarantee the performance of a Portfolio or Underlying Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The value of a security, and therefore the value of Fund shares may be reduced by market activity. This is a basic risk associated with all securities.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
SMALL COMPANY INVESTMENT    Stocks of small companies tend to be more volatile and less liquid than larger company
RISK                        stocks. Small companies may have no or relatively short operating histories, or be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies, which pose additional risks.

 32 SUMMARY OF PRINCIPAL INVESTMENT RISKS

UNDERLYING FUNDS RISK       We seek to reduce the risk of your investment by diversifying among mutual funds that invest in stocks and, in some cases, bonds and among different fund managers. You still have, however, the risks of investing in various asset classes, such as market risks related to stocks and, in some cases, bonds, as well as the risks of investing in a particular Underlying Fund, such as risks related to the particular investment management style and that the Underlying
                            Fund may underperform other similarly managed funds. Investments in a Portfolio may result in your incurring greater expenses than if you were to invest directly in the Underlying
                            Funds in which the Portfolio invests.
U.S. GOVERNMENT SECURITIES  Securities issued by U.S. Governement agencies or government-sponsored entities may not
RISK                        be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Governement, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the
                            Department of Veterans Affairs. Government-related regulators (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association
                            ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by
                            FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 33

ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Portfolio's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Portfolios and approves the selection of various companies hired to manage the Portfolios' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Portfolios. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios and for supervising the sub-adviser(s) who are responsible for the day-to-day portfolio management of the Portfolios. For providing these services, Funds Management is entitled to receive fees as described in each Portfolio's table of Annual Portfolio Operating Expenses under the caption "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Portfolio is available in the Portfolios' annual report for the fiscal year ended May 31, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Portfolios. The sub-adviser is compensated for {ITS THEIR 2} services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds and master portfolios. The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Portfolios.


=============================
WELLS CAPITAL MANAGEMENT INCORPORATED ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street, San Francisco, CA 94105, is the sub-adviser for the Portfolios. In this capacity Wells Capital Management is responsible for the day-to-day investment management activities of the
Portfolios. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital Managment is compensated for its services to the
Funds by Funds Management from the fees Funds Management receives for its services as adviser to the Portfolios.
GALEN G. BLOMSTER, CFA        Mr. Blomster has managed the Asset Allocation Fund since 2002 and the Growth
All Portfolios                Balanced Fund and the Moderate Balanced Fund since 1989. He joined Wells Capital
                              Management in 1998 as Vice President and Director of Research and simultaneously held his position as a portfolio manager at Norwest Investment Management until
                              Wells Capital Management and Norwest Investment Management combined investment advisory services under the Wells Capital Management name in 1999 and currently is a Principal with Wells Capital Management managing numerous portfolios for Wells Capital Management using an asset allocation model. Prior to joining Wells
                              Capital Management, Mr. Blomster worked in an investment management capacity for
                              Norwest or its affiliates since 1977. Mr. Blomster earned his B.S. degree in Dairy/Food
                              Science and Economics from the University of Minnesota; and his M.S. amd Ph.D.
                              degrees from Purdue University.

 34 ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS

JEFFREY P. MELLAS  Mr. Mellas serves as a portfolio manager with Wells Capital Management and has been
All Portfolios     primarily responsible for the day-to-day management and allocation services of the
                   Growth Balanced, Equity and Tactical Equity Portfolios since 2003 and the Conservative
                   Allocation, Moderate Balanced and the Growth Allocation Portfolios since 2004. In this role, Mr. Mellas oversees quantitative investment management efforts on behalf of institutional separate accounts, mutual investment funds and collective investment funds. Prior to joining Wells Capital Management, Mr. Mellas was with Alliance Capital
                   Management since 1995, as Vice President and Global Portfolio Strategist. Mr. Mellas
                   earned his B.A. degree in Economics from the University of Minnesota and his M.B.A.
                   degree in Finance and International Business from New York University. He also completed the International Management Program at H-ute Etudes Commer-iales,
                   Paris, France and attended Universit- de Valery, Montpellier, France.

===================

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios. Under this arrangement, a Portfolio and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Portfolio's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Portfolio: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Portfolio to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Portfolio will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Portfolio's sub-advisory arrangements without obtaining shareholder approval. The Portfolio will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                ORGANIZATION AND MANAGEMENT OF THE PORTFOLIOS 35

PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Portfolio is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Portfolio's NAV, the Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Portfolio does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a Portfolio's assets invested directly in securities, the Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Portfolio shares.

 36 PRICING PORTFOLIO SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

   . directly with the Portfolio. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Portfolio name when completing the application;

     . through a brokerage account with an approved selling agent; or

   . through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

REDUCTIONS AND WAIVERS OF SALES CHARGES
The Portfolios impose a sales charge when you purchase shares. However, you may qualify for a lower sales charge or waiver of the sales charge for your current purchase when you reach certain "sales charge breakpoints" or as otherwise described in detail below. All of this information is available on our Web site at www.wellsfargo.com/advantagefunds or contact your selling agent for further details.

                             SALES CHARGE SCHEDULE
                             FRONT-END SALES CHARGE      FRONT-END SALES CHARGE
                                   AS A % OF                  AS A % OF
 AMOUNT OF PURCHASE          PUBLIC OFFERING PRICE       NET AMOUNT INVESTED
  Less than $250,000                  1.50%                       1.52%
  $250,000 to $499,999                1.25%                       1.27%
  $500,000 to $999,999                1.00%                       1.01%
  $1,000,000 and up*                  0.00%                       0.00%

* We will assess share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Portfolio's approval. Certain exceptions may apply. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

WHEN REDUCTIONS AND WAIVERS APPLY
You can pay a lower or no sales charge for the following types of purchases. If you believe you are eligible for any of the following reductions or waivers, it is up to you to ask the selling agent for the reduction or waiver and to provide appropriate proof of eligibility.

..  You pay no sales charge on Portfolio shares you buy with reinvested distributions.
..  You pay a lower sales charge if you are investing an amount over a breakpoint level according to the above schedule.
.. You pay no sales charges on Portfolio shares you purchase with the proceeds of a redemption from a Portfolio or with the proceeds of a redemption of Class A, Class B or Class C shares of another Wells Fargo Advantage Fund within 120 days of the date of the redemption.
.. You may reinvest into a Portfolio without paying a sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee, provided the distribution occurred within the 60 days prior to your reinvestment.
.. You also may buy Portfolio shares at NAV if they are to be included in certain retirement, benefit, or pension plans with whom the Portfolios' distributor has reached an agreement, or through an omnibus account maintained with a Portfolio by a broker/dealer.
.. You may reinvest into a Wells Fargo Advantage Fund without paying a sales charge, proceeds of a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acted as trustee or a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap Opportunities Fund and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).

                                                       HOW TO OPEN AN ACCOUNT 37

.. By signing a LETTER OF INTENT (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
.. RIGHTS OF ACCUMULATION (ROA) allow you to combine Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.
.. You, or your fiduciary or trustee, also may tell us to apply volume discounts, including the reductions offered for rights of accumulation and letters of intent. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $500,000 in a Wells Fargo Advantage WealthBuilder Portfolio in installments over the next year, by signing a letter of intent you would pay only 1.00% sales load on the entire purchase. Otherwise, you might pay 1.50% on the first $249,999, then 1.25% on the next $250,000!

ACCOUNTS THAT CAN BE AGGREGATED
The following types of accounts (registered in the name of or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility for volume discounts:
.. individual accounts;
.. joint accounts;
.. IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a
  WELLS FARGO ADVANTAGE FUNDS prototype agreement;
.. 403(b) accounts; and
.. accounts over which the shareholder, his or her spouse, or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account or a solely owned business account).

ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing eligibility for volume discounts:
.. Section 529 college savings plan accounts;
.. accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;
.. accounts held directly in a WELLS FARGO ADVANTAGE FUNDS account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
.. accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (ie. 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement (but not including employer sponsored IRAs) (collectively, "Employer Sponsored Retirement Plans").

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

 38 HOW TO OPEN AN ACCOUNT

WAIVERS FOR CERTAIN PARTIES
We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders. If you own Portfolio shares as part of another account or package such as an IRA or a sweep account, you should read the terms and conditions for that account. Those terms and conditions may supercede the terms and conditions discussed here. The following individuals can buy Portfolio shares at NAV:

Current and retired employees, directors/trustees and officers of:
     . WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds); . Wells Fargo & Company and its affiliates; and
     . The families of any of the above.

Current employees of:
     . the Portfolios' transfer agent;
     . broker/dealers who act as selling agents;
     . immediate family members (spouse, sibling, parent or child) of any of the above; and
     . each Portfolio's sub-adviser, but only for the Portfolio(s) in which such sub-adviser provides investment advisory services.

DISTRIBUTION PLAN
Each Portfolio has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. Under this Plan, each Portfolio may pay an annual fee not to exceed 0.75% of its average daily net assets and not to exceed regulatory limitations on asset-backed sales charges. These fees are paid out of the Portfolio's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING PLAN
Each Portfolio has a shareholder servicing plan. Under this plan, each Portfolio has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Portfolio pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Portfolio shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Portfolio for distribution and shareholder servicing, the investment adviser, the Portfolio's distributor or their affiliates may pay out of their own assets, and at no cost to the Portfolio, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Portfolio or for services to the Portfolio and its shareholders.

In return for these payments, the Portfolio may receive certain marketing or servicing advantages including, without limitation, inclusion of the Portfolio on a selling agent's "preferred list"; providing "shelf space" for the placement of the Portfolio on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Portfolio and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Portfolio's transfer agent (E.G., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

                                                       HOW TO OPEN AN ACCOUNT 39

Payments made by the Portfolio's adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Portfolio's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Portfolio shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Portfolio shares, may be paid for by the Portfolio's adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

 40 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Portfolios held through brokerage and other types of accounts, please consult your selling agent.

MINIMUM INVESTMENTS              INITIAL PURCHASE                                             SUBSEQUENT PURCHASES
------------------------------   ----------------------------------------------------------   --------------------------------------
Regular accounts                 $1,000                                                       $100
Automatic Investment Plans       $50                                                          $50
IRAs, IRA rollovers, Roth IRAs   $250                                                         $100
UGMA/UTMA accounts               $50                                                          $50
Employer Sponsored               no minimum                                                   no minimum
 Retirement Plans

BUYING SHARES                    OPENING AN ACCOUNT                                           ADDING TO AN ACCOUNT
------------------------------   ----------------------------------------------------------   --------------------------------------
Through Your Investment          Contact your investment representative                       Contact your investment representative
 Representative
------------------------------   ----------------------------------------------------------   --------------------------------------

By Mail                          . Complete and sign your account application                 . Fill out the deposit slip from your
                                 . Mail the application with your check made payable to         account statement. If you do not
                                   the Portfolio to Investor Services at:                       have a slip, include a note with
                                                                                                your name, the Portfolio name,
                                 REGULAR MAIL                   OVERNIGHT ONLY                  and your account number.
                                 ------------                   --------------
                                 WELLS FARGO ADVANTAGE FUNDS    WELLS FARGO ADVANTAGE FUNDS   . Mail the deposit slip or note
                                 P.O. Box 8266                  Attn: CCSU-Boston Financial     with your check made payable to the
                                 Boston, MA 02266-8266          66 Brooks Drive                 Portfolio to the address on the
                                                                Braintree, MA 02184             left.
------------------------------   ----------------------------------------------------------   --------------------------------------

By Telephone                     A new account may not be opened by telephone unless you      To buy additional shares or to buy
                                 have another Wells Fargo Advantage Fund account with your    shares of a new Portfolio call:
                                 bank information on file.If you do not currently have an     . Investor Services at
                                 account, refer to the section on buying shares by mail or      1-800-222-8222 or
                                 wire.                                                        . 1-800-368-7550 for the
                                                                                                automated phone system
------------------------------   ----------------------------------------------------------   --------------------------------------

By Wire                          . Complete and sign your account application                 To buy additional shares, instruct
                                 . Provide the following instructions to your                 your bank or financial institution to
                                   financial institution:                                     use the same wire instructions
                                     State Street Bank & Trust                                shown to the left.
                                     Boston, MA
                                     Bank Routing Number:ABA 011000028
                                     Wire Purchase Account: 9905-437-1
                                     Attention: WELLS FARGO ADVANTAGE FUNDS
                                                (Name of Portfolio, Account Number)
                                                Account Name: Provide your name as
                                                registered on the Portfolio account
------------------------------   ----------------------------------------------------------   --------------------------------------

                                                                                              HOW TO BUY SHARES 41

        BUYING SHARES
-------------------------------------------------------------------------------------------------------------------------------
                        OPENING AN ACCOUNT                                              ADDING TO AN ACCOUNT
                       --------------------------------------------------------------- ----------------------------------------
        By Internet     A new account may not be opened by Internet                     To buy additional shares or buy
                       unless you have another Wells Fargo Advantage                   shares of a new Portfolio, visit our
                       Fund account with your bank information on file.                Web site at www.wellsfargo.com/
                       If you do not currently have an account, refer to               advantagefunds.
                       the section on buying shares by mail or wire.

      ---------------  ------------------------------ ------------------------------   -------------------------------------

GENERAL NOTES FOR BUYING SHARES

   . PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You begin to earn dividends on the business day after the transfer agent receives your application in proper form.

   . U.S. DOLLARS ONLY. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

   . INSUFFUCIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

   . NO PORTFOLIO NAMED. When all or a portion of a purchase is received for investment without a clear Portfolio designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

   . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Portfolio and its shareholders.

 42 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Portfolio shares held through brokerage or other types of accounts, please consult your selling agent.

        SELLING SHARES                TO SELL SOME OR ALL OF YOUR SHARES
---   ----------------------------   ---------------------------------------------------------------
        Minimum Redemption            $100 (or remainder of account balance)
      ----------------------------   ---------------------------------------------------------------
        Through Your Investment       Contact your investment representative
          Representative
                                     ---------------------------------------------------------------

      ----------------------------
        By Mail                       . Send a "Letter of Instruction" providing your name, account number, the Portfolio from which you wish to redeem and the dollar amount you wish to receive (or write "Full Redemption"
                                        to redeem your remaining account balance) to the address below.
                                      . Make sure all account owners sign the request exactly as their names appear on the account application.
                                      . A medallion guarantee may be required under certain
                                        circumstances (see "Medallion Guarantees").
                                       REGULAR MAIL
                                       ----------------------------
                                       WELLS FARGO ADVANTAGE FUNDS
                                       P.O. Box 8266
                                       Boston, MA 02266-8266
                                       ----------------------------
                                       OVERNIGHT ONLY
                                       ------------------------------
                                       WELLS FARGO ADVANTAGE FUNDS
                                       Attn: CCSU-Boston Financial
                                       66 Brooks Drive
                                       Boston, MA 02184
                                       ------------------------------

        By Telephone /                . Call an Investor Services representative
at 1-800-222-8222.
        Electronic Funds Transfer     . Use the automated phone system 1-800-368
-7550.
        (EFT)
      ----------------------------
                                      . Telephone privileges are automatically made available to you unless you specifically decline them on your account
                                        application or subsequently in writing.
                                      . Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other WELLS FARGO ADVANTAGE FUNDS.
                                      . Transfers made to a Wells Fargo Bank account are made
                                        available sooner than transfers to an unaffiliated institution.
                                      . Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                                      NOTE: Telephone transactions such as redemption requests
                                      made over the phone generally require only one of the account owners to call unless you have instructed us otherwise.
                                     ---------------------------------------------------------------
        By Wire                       . Wire requests are sent to your linked bank account same day
      ----------------------------      if your request to redeem is received before that Portfolio's close.
                                      . Wire requests are sent to your linked bank account next day if your request to redeem from a Portfolio is received before the
                                        NYSE close.
                                     ---------------------------------------------------------------
        By Internet                   Visit our Web site at www.wellsfargo.com/advantagefunds

      ----------------------------   ------------------------------ --------------------------------

                                                           HOW TO SELL SHARES 43

GENERAL NOTES FOR SELLING SHARES

   . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

   . CDSC OR REDEMPTION FEES. Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

   . FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Portfolio and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

   . WIRE FEES. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges that they may assess for an incoming wire transfer.

   . RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

   . RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

   . MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

 44 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..  In general, exchanges may be made between like share classes of any Wells
   Fargo Advantage Fund offered to the general public for investment. You may exchange Portfolio shares for shares of any other Portfolio or for the Wells Fargo Advantage Money Market Fund Class A shares.
..  You should carefully read the prospectus for the Portfolio into which you wish to exchange.
..  Every exchange involves selling Portfolio shares, which may produce a capital gain or loss for tax purposes.
.. If you are making an initial investment into a Portfolio through an exchange, you must exchange at least the minimum initial purchase amount for the new Portfolio, unless your balance has fallen below that amount due to market conditions.
.. Any exchange between Portfolios you already own must meet the minimum redemption and subsequent purchase amounts for the Portfolios involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Portfolio shareholders can negatively impact a Portfolio and its long-term shareholders in several ways, including disrupting Portfolio investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Portfolio shares can negatively impact a Portfolio's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Portfolios may be more susceptible than others to these negative effects. For example, Portfolios that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Portfolios to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Portfolios that have a greater percentage of their investments in small company securities may be more susceptible than other Portfolios to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Portfolios also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Portfolios actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Portfolio shareholders. The Board has approved the Portfolios' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Portfolio by increasing expenses or lowering returns. In this regard, the Portfolios take steps to avoid accommodating frequent purchases and redemptions of shares by Portfolio shareholders. Specifically, Funds Management monitors available shareholder trading information across all Portfolios on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Portfolio. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Portfolio, and the type of Portfolio involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Portfolios' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Portfolio has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level

                                                       HOW TO EXCHANGE SHARES 45
information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Portfolios' policies.
As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Portfolio may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Portfolio shares using standards different from the standards used by the Portfolio and discussed in this Prospectus. The Portfolio may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Portfolio reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Portfolio shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

 46 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

.. AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.
.. AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.
.. SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account.
   To participate in this plan, you:

     . must have a Portfolio account valued at $10,000 or more;

     . must have your distributions reinvested; and

     . may not simultaneously participate in the Automatic Investment Plan.

.. PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Portfolio of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Portfolio expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Portfolios' policies and procedures with respect to disclosure of their portfolio holdings is available in the Portfolios' Statement of Additional Information and on the Portfolios' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

.. Individual Retirement Plans, including traditional IRAs and Roth IRAs. .. Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
   Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

                                                             ACCOUNT POLICIES 47

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Portfolio shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Portfolios reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

 48 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Portfolios , except the Conservative Allocation Portfolio and Moderate Balanced Portfolio, make distributions of any net investment income and any realized net capital gains annually. The Conservative Allocation Portfolio and Moderate Balanced Portfolio make distributions of any net investment income monthly and quarterly, respectively. Each Portfolio makes distributions of realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

.. AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the Portfolio that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.
.. CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.
.. BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.
.. DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid.
   In order to establish this option, you need to identify the Portfolio and account the distributions are coming from, and the Portfolio and account to which the distributions are being directed. You must meet any required minimum purchases in both Portfolios prior to establishing this option.

                                                                DISTRIBUTIONS 49

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Portfolios and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Portfolio shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Portfolio's shareholders substantially all of the Portfolio's net investment income and realized net capital gains, if any. Distributions from a Portfolio's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Portfolio's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders generally will not be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Portfolio shareholder, the portion of your distributions attributable to dividends received by your Portfolio from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Portfolio normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Portfolio shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Portfolio shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Portfolio when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Portfolio sells the appreciated securities and distributes the gain. The Portfolios have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Portfolio shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Portfolio shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Portfolio shares may be disallowed.

In certain circumstances, Portfolio shareholders may be subject to back-up withholding taxes.

 50 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Portfolios' financial performance for the past 5 years (or for the life of a Portfolio, if shorter). Certain information reflects financial results for a single Portfolio share. Total returns represent the rate you would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all distributions). KPMG LLP audited this information. All performance information, along with the auditor's report and the Portfolio's financial statements, is also contained in the Portfolio's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 51

CONSERVATIVE ALLOCATION PORTFOLIO
COMMENCED ON SEPTEMBER 30, 2004
For a share outstanding throughout each period

                                             MAY 31,
 FOR THE PERIOD ENDED:                       2005/4/
 NET ASSET VALUE, BEGINNING                  $ 10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.07
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                               0.20
                                 -------------------
  Total from investment                         0.27
                                 -------------------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                      (0.06)
  Distributions from net                        0.00
  realized gain
  Total distributions                          (0.06)
                                 -------------------
 NET ASSET VALUE, END OF                     $ 10.21
                                 ===================
  PERIOD
 TOTAL RETURN/1/                                2.71%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                  $15,162
  (000s)
  Ratios to average net assets/2,5/:
  Ratio of expenses to                          1.50%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                           1.64%
  Portfolio turnover rate                          9%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,3,5/                              2.79%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for less than one year are not annualized.
2    These ratios do not include expenses of any Underlying Fund.
3 During the period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from September 30, 2004 (inception of Portfolio) through May 31, 2005.
5    Ratio shown for period of less than one year is annualized.

 52 FINANCIAL HIGHLIGHTS

MODERATE BALANCED PORTFOLIO
COMMENCED ON SEPTEMBER 30, 2004
For a share outstanding throughout each period

                                             MAY 31,
 FOR THE PERIOD ENDED:                       2005/4/
 NET ASSET VALUE, BEGINNING                  $ 10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                         0.04
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                               0.40
                                 -------------------
  Total from investment                         0.44
                                 -------------------
  operations
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                      (0.02)
  Distributions from net                        0.00
  realized gain
  Total distributions                          (0.02)
                                 -------------------
 NET ASSET VALUE, END OF                     $ 10.42
                                 ===================
  PERIOD
 TOTAL RETURN/1/                                4.41%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                  $19,919
  (000s)
  Ratios to average net assets/2,5/:
  Ratio of expenses to                          1.50%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                           0.85%
  Portfolio turnover rate                         16%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,3,5/                              2.48%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2    These ratios do not include expenses of any Underlying Fund.
3 During the period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from September 30, 2004 (inception of Portfolio) through May 31, 2005.
5    Ratio shown for period of less than one year is annualized.

                                                         FINANCIAL HIGHLIGHTS 53

GROWTH BALANCED PORTFOLIO
COMMENCED ON OCTOBER 1, 1997
For a share outstanding throughout each period

                                          MAY 31,          MAY 31,           MAY 31,            MAY 31,           MAY 31,
 FOR THE PERIOD ENDED:                     2005             2004              2003               2002              2001
 NET ASSET VALUE, BEGINNING
OF PERIOD                                $  11.15         $   9.68         $   10.63          $   11.69         $   12.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                    0.10             0.08              0.08               0.00              0.07
  Net realized and
   unrealized gain (loss)
   on investments                            0.61             1.52             (0.95)             (0.83)            (0.20)
                                         --------          -------         ---------          ---------         ---------
  Total from investment
   operations                                0.71             1.60             (0.87)             (0.83)            (0.13)
                                         --------          -------         ---------          ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                        (0.10)           (0.13)            (0.08)             (0.16)            (0.11)
  Distributions from net
   realized gain                             0.00             0.00              0.00              (0.07)            (0.79)
  Total distributions                       (0.10)           (0.13)            (0.08)             (0.23)            (0.90)
                                         --------          -------         ---------          ---------         ---------
 NET ASSET VALUE, END OF
PERIOD                                   $  11.76         $  11.15         $    9.68          $   10.63         $   11.69
                                         ========         ========         =========          =========         =========
 TOTAL RETURN/1/                             6.37%           16.52%            (8.10)%            (7.09)%           (1.28)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                $355,582         $260,922         $ 162,229           $159,693         $  78,469
  Ratios to average net assets/2,4/:
  Ratio of expenses to
   average net assets                        1.41%            1.21%             1.14%              1.25%             1.25%
  Ratio of net investment
   income (loss) to
   average net assets                        0.90%            0.75%             0.93%              1.04%             1.51%
  Portfolio turnover rate                      98%              96%               48%                28%               29%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed
   expenses/2,3,4/                            1.45%            1.21%            1.14%              1.27%             1.52%

1 Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    These ratios do not include expenses of any Underlying Fund.
3 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4    Ratios shown for periods of less than one year are annualized.

 54 FINANCIAL HIGHLIGHTS

GROWTH ALLOCATION PORTFOLIO
COMMENCED ON SEPTEMBER 30, 2004
For a share outstanding throughout each period

                                              MAY 31,
 FOR THE PERIOD ENDED:                       2005/4/
 NET ASSET VALUE, BEGINNING                 $   10.00
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          0.00
  (loss)
  Net realized and
unrealized gain (loss)
   on investments                                0.73
                                             ---------
  Total from investment                          0.73
  operations
                                             ---------
 LESS DISTRIBUTIONS:
  Distributions from net
investment
   income                                       (0.03)
  Distributions from net                         0.00
  realized gain
  Total distributions                           (0.03)
                                            ----------
 NET ASSET VALUE, END OF                    $   10.70
  PERIOD
                                            ==========
 TOTAL RETURN/1/                                 7.25%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                 $  15,255
  (000s)
  Ratios to average net assets/2,5/:
  Ratio of expenses to                           1.50%
  average net assets
  Ratio of net investment
income (loss) to
   average net assets                           (0.80)%
  Portfolio turnover rate                          28%
  Ratio of expenses to
average net assets
   prior to waived fees and
reimbursed
   expenses/2,3,5/                               2.91%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2    These ratios do not include expenses of any Underlying Fund.
3 During the period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 For the period from September 30, 2004 (inception of Portfolio) through May 31, 2005.
5    Ratio shown for period of less than one year is annualized.

                                                         FINANCIAL HIGHLIGHTS 55

EQUITY PORTFOLIO
COMMENCED ON OCTOBER 1, 1997
For a share outstanding throughout each period

                                        MAY 31,          MAY 31,          MAY 31,           MAY 31,           MAY 31,
 FOR THE PERIOD ENDED:                   2005             2004             2003              2002              2001
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $  10.56         $   8.79         $  10.12          $  12.03          $ 14.10
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                 (0.06)           (0.06)           (0.08)            (0.10)            (0.06)
  Net realized and
   unrealized gain (loss)
   on investments                          0.94             1.83            (1.25)            (1.62)            (1.33)
                                       --------          -------         --------          --------          --------
  Total from investment
   operations                              0.88             1.77            (1.33)            (1.72)            (1.39)
                                       --------          -------         --------          --------          --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00             0.00             0.00             (0.19)             0.00
  Distributions from net
   realized gain                           0.00             0.00             0.00              0.00             (0.68)
  Total distributions                      0.00             0.00             0.00             (0.19)            (0.68)
                                       --------          -------         --------          --------          --------
 NET ASSET VALUE, END OF
PERIOD                                 $  11.44         $  10.56         $   8.79          $  10.12          $  12.03
                                       ========          =======         ========          ========          ========
 TOTAL RETURN/1/                           8.33%           20.14%          (13.14)%          (14.36)%          (10.38)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $118,581         $ 87,885         $ 46,370          $ 54,218          $ 43,550
  Ratios to average net assets/2/:
  Ratio of expenses to
   average net assets                      1.42%            1.23%            1.25%             1.25%             1.25%
  Ratio of net investment
   income (loss) to
   average net assets                     (0.64)%          (0.74)%          (0.90)%           (0.83)%           (0.63)%
  Portfolio turnover rate                    92%             101%              30%               30%               14%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses/2,3/                1.48%            1.24%            1.29%             1.32%             1.78%

1 Total returns do not include sales charges, and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
2    These ratios do not include expenses of any Underlying Fund.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

 56 FINANCIAL HIGHLIGHTS

TACTICAL EQUITY PORTFOLIO
COMMENCED ON OCTOBER 1, 1997
For a share outstanding throughout each period

                                        MAY 31,          MAY 31,           MAY 31,            MAY 31,            MAY 31,
 FOR THE PERIOD ENDED:                   2005             2004              2003               2002               2001
 NET ASSET VALUE, BEGINNING
OF PERIOD                              $  11.84         $   9.42          $  11.14           $  12.76           $  14.97
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                                 (0.03)           (0.04)            (0.08)             (0.07)             (0.10)
  Net realized and
   unrealized gain (loss)
   on investments                          1.32             2.46             (1.64)             (1.52)             (1.87)
                                       --------          -------          --------           --------           --------
  Total from investment
   operations                              1.29             2.42             (1.72)             (1.59)             (1.97)
                                       --------          -------          --------           --------           --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                       0.00             0.00              0.00              (0.03)              0.00
  Distributions from net
   realized gain                           0.00             0.00              0.00               0.00              (0.24)
  Total distributions                      0.00             0.00              0.00              (0.03)             (0.24)
                                       --------          -------          --------           --------           --------
 NET ASSET VALUE, END OF
PERIOD                                 $  13.01         $  11.84          $   9.42           $  11.14           $  12.76
                                       ========         ========          ========           ========           ========
 TOTAL RETURN/1/                          10.89%           25.69%           (15.44)%           (12.46)%           (13.35)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $165,325         $105,829          $ 72,450           $100,476           $ 81,403
  Ratios to average net assets/2/:
  Ratio of expenses to
   average net assets                      1.42%            1.22%             1.25%              1.25%              1.25%
  Ratio of net investment
   income (loss) to
   average net assets                     (0.50)%          (0.42)%           (0.82)%            (0.69)%            (1.00)%
  Portfolio turnover rate                   110%             121%                7%                73%                49%
  Ratio of expenses to
   average net assets prior
   to Waived fees and
   reimbursed expenses/2,3/                1.47%            1.23%             1.26%              1.30%              1.69%

1 Total returns do not include any sales charges and would have been lower had certain expenses not been waived/reimbursed during the periods shown.
2    These ratios do not include expenses of any Underlying Fund.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

                                                         FINANCIAL HIGHLIGHTS 57

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Portfolio is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Portfolio performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222
                      STATEMENT OF ADDITIONAL INFORMATION
                                October 1, 2006
                   WELLS FARGO ADVANTAGE CORPORATE BOND FUND
                  WELLS FARGO ADVANTAGE DIVERSIFIED BOND FUND
                WELLS FARGO ADVANTAGE GOVERNMENT SECURITIES FUND
                     WELLS FARGO ADVANTAGE HIGH INCOME FUND
                   WELLS FARGO ADVANTAGE HIGH YIELD BOND FUND
                     WELLS FARGO ADVANTAGE INCOME PLUS FUND
              WELLS FARGO ADVANTAGE INFLATION-PROTECTED BOND FUND
           WELLS FARGO ADVANTAGE INTERMEDIATE GOVERNMENT INCOME FUND
           WELLS FARGO ADVANTAGE SHORT DURATION GOVERNMENT BOND FUND
                   WELLS FARGO ADVANTAGE SHORT-TERM BOND FUND
             WELLS FARGO ADVANTAGE SHORT-TERM HIGH YIELD BOND FUND
                    WELLS FARGO ADVANTAGE STABLE INCOME FUND
                  WELLS FARGO ADVANTAGE STRATEGIC INCOME FUND
                  WELLS FARGO ADVANTAGE TOTAL RETURN BOND FUND
              WELLS FARGO ADVANTAGE ULTRA-SHORT DURATION BOND FUND
               WELLS FARGO ADVANTAGE ULTRA SHORT-TERM INCOME FUND

                      CLASS A, CLASS B, CLASS C, CLASS Z,
   ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS
     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about sixteen series of the Trust in the Wells Fargo Advantage family of funds - the WELLS FARGO ADVANTAGE CORPORATE BOND, DIVERSIFIED BOND, GOVERNMENT SECURITIES, HIGH INCOME, HIGH YIELD BOND, INCOME PLUS, INFLATION-PROTECTED BOND, INTERMEDIATE GOVERNMENT INCOME, SHORT DURATION GOVERNMENT BOND, SHORT-TERM BOND, SHORT-TERM HIGH YIELD BOND, STABLE INCOME, STRATEGIC INCOME, TOTAL RETURN BOND, ULTRA-SHORT DURATION BOND and ULTRA SHORT-TERM INCOME FUNDS (each, a "Fund" and collectively, the "Funds"). Each Fund is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

                                     CLASSES     CLASS     ADMINISTRATOR     ADVISOR     INSTITUTIONAL     INVESTOR
FUND                                 A, B, C       Z           CLASS          CLASS          CLASS          CLASS
 Corporate Bond                                                                 o              o              o
 Diversified Bond                                                o
 Government Securities                 o*                        o              o              o              o
 High Income                                                                    o              o              o
 High Yield Bond                       o
 Income Plus                           o
 Inflation-Protected Bond              o                         o
 Intermediate Government Income        o                         o
 Short Duration Government Bond        o                         o                             o
 Short-Term Bond                                                                o              o              o
 Short-Term High Yield Bond                                                     o                             o
 Stable Income                         o                         o
 Strategic Income                      o
 Total Return Bond                     o           o             o                             o
 Ultra-Short Duration Bond             o           o
 Ultra Short-Term Income                                         o              o              o              o

------
*   Offers Class C shares only.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated October 1, 2006. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended May 31, 2006, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      3
 Fundamental Investment Policies                                         3
 Non-Fundamental Investment Policies                                     4
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     5
MANAGEMENT                                                              20
 Trustees and Officers                                                  20
 Investment Adviser                                                     23
 Investment Sub-Advisers                                                28
 Investment Sub-Advisers - Master Portfolios                            29
 Portfolio Managers                                                     30
 Administrator                                                          36
 Distributor                                                            39
 Shareholder Servicing Agent                                            41
 Custodian                                                              41
 Fund Accountant                                                        42
 Transfer and Distribution Disbursing Agent                             42
 Underwriting Commissions                                               42
 Code of Ethics                                                         43
DETERMINATION OF NET ASSET VALUE                                        43
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          43
PORTFOLIO TRANSACTIONS                                                  47
FUND EXPENSES                                                           51
FEDERAL INCOME TAXES                                                    51
PROXY VOTING POLICIES AND PROCEDURES                                    59
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       60
CAPITAL STOCK                                                           62
OTHER INFORMATION                                                       75
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           75
FINANCIAL INFORMATION                                                   75
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     On December 16, 2002, the Boards of Trustees of The Montgomery Funds and The Montgomery Funds II ("Montgomery") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Montgomery portfolios into various Funds of the Trust. The effective date of the reorganization was June 9, 2003.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.


     The Funds, except the High Yield Bond and Inflation-Protected Bond Funds, were created as part of either the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian") and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex, the reorganization of certain of the funds of the Montgomery family of funds into certain of the Wells Fargo Advantage Funds, or the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDS, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Stagecoach and Norwest followed the merger of the advisers' parent companies. The reorganization between Montgomery and the Trust followed the Funds' adviser's parent company purchasing certain parts of the institutional and retail investment management business of the Montgomery funds' adviser, Montgomery Asset Management, LLC ("MAM"). The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Stagecoach, Norwest, Montgomery and Strong funds, as applicable, that are the accounting survivors of the respective Funds.


WELLS FARGO ADVANTAGE FUND                    PREDECESSOR FUND
----------------------------------------      -----------------------------------------------
Wells Fargo Advantage Corporate Bond          Strong Corporate Bond Fund
Fund
Wells Fargo Advantage Diversified             Norwest Diversified Bond Fund
Bond Fund
Wells Fargo Advantage Government              Strong Government Securities Fund
Securities Fund
Wells Fargo Advantage High Income             Strong High-Yield Bond Fund
Fund
Wells Fargo Advantage High Yield              N/A
Bond Fund
Wells Fargo Advantage Income Plus             Stagecoach Strategic Income Fund
Fund
Wells Fargo Advantage Inflation-              N/A
Protected Bond Fund
Wells Fargo Advantage Intermediate            Norwest Intermediate Government Income Fund
Government Income Fund
Wells Fargo Advantage Short Duration          Montgomery Short Duration Government Bond Fund
Government Bond Fund
Wells Fargo Advantage Short-Term              Strong Short-Term Bond Fund
Bond Fund
Wells Fargo Advantage Short-Term High         Strong Short-Term High Yield Bond Fund
Yield Bond Fund
Wells Fargo Advantage Stable Income           Norwest Stable Income Fund
Fund
Wells Fargo Advantage Strategic Income        Strong Advisor Strategic Income Fund
Fund
Wells Fargo Advantage Total Return            Montgomery Total Return Bond Fund
Bond Fund
Wells Fargo Advantage Ultra-Short             Strong Advisor Short Duration Bond Fund
Duration Bond Fund
Wells Fargo Advantage Ultra                   Strong Ultra Short-Term Income Fund
Short-Term Income Fund

     The CORPORATE BOND FUND commenced operations on April 11, 2005, as successor to the Strong Corporate Bond Fund. The predecessor Strong Corporate Bond Fund commenced operations on December 12, 1985.

     The DIVERSIFIED BOND FUND commenced operations on November 8, 1999, as successor to the Norwest Diversified Bond Fund. The predecessor Norwest Diversified Bond Fund commenced operations on November 11, 1994.

     The GOVERNMENT SECURITIES FUND commenced operations on April 11, 2005, as successor to the Strong Government Securities Fund. The predecessor Strong Government Securities Fund commenced operations on October 29, 1986.

     The HIGH INCOME FUND commenced operations on April 11, 2005, as the successor to the Strong High-Yield Bond Fund. The predecessor Strong High-Yield Bond Fund commenced operations on December 28, 1995.

     The HIGH YIELD BOND FUND commenced operations on November 29, 2002.

     The INCOME PLUS FUND commenced operations on November 8, 1999, as successor to the Stagecoach Strategic Income Fund. The predecessor Stagecoach Strategic Income Fund commenced operations on July 13, 1998.

     The INFLATION-PROTECTED BOND FUND commenced operations on February 28,
2003.

     The INTERMEDIATE GOVERNMENT INCOME FUND commenced operations on November 8, 1999, as successor to the Norwest Intermediate Government Income Fund and the Stagecoach U.S. Government Income and U.S. Government Allocation Funds. The predecessor Norwest Intermediate Government Income Fund commenced operations on November 11, 1994. The predecessor Stagecoach U.S. Government Income Fund commenced operations on January 1, 1992 and the predecessor Stagecoach U.S. Government Allocation Fund commenced operations on January 2, 1992 as successor to the Fixed-Income Strategy Fund of the Wells Fargo Investment Trust ("WFIT"). The predecessor WFIT Fund commenced operations on March 31, 1987. For accounting purposes, the Norwest Intermediate Government Income Fund is considered the surviving entity, and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Intermediate Government Income Fund.

     The SHORT DURATION GOVERNMENT BOND FUND commenced operations on June 9, 2003, as successor to the Montgomery Short Duration Government Bond Fund. The predecessor fund commenced operations on December 18, 1992. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Short Duration Government Bond Fund to the Short Duration Government Bond Fund effective April 11, 2005.

     The SHORT-TERM BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term Bond Fund and the Strong Short-Term Income Fund. The predecessor Strong Short-Term Bond Fund commenced operations on August 31, 1987 and the predecessor Strong Short-Term Income Fund commenced operations on October 31, 2002.

     The SHORT-TERM HIGH YIELD BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term High Yield Bond Fund. The predecessor Strong Short-Term High Yield Bond Fund commenced operations on June 30, 1997.

     The STABLE INCOME FUND commenced operations on November 8, 1999, as successor to the Norwest Stable Income Fund. The predecessor Norwest Stable Income Fund commenced operations on November 11, 1994.

     The STRATEGIC INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Strategic Income Fund. The predecessor Strong Advisor Strategic Income Fund commenced operations on November 30, 2000. Prior to March 1, 2002, the Fund's name was Strong Advisor Aggressive High-Yield Bond Fund.

     The TOTAL RETURN BOND FUND commenced operations on June 9, 2003, as successor to the Montgomery Total Return Bond Fund. The predecessor fund commenced operations on June 30, 1997. The performance history and financial highlights shown for periods prior to June 9, 2003 are the performance history and financial highlights of the predecessor fund. The Fund changed its name from the Montgomery Total Return Bond Fund to the Total Return Bond Fund effective April 11, 2005.

     The ULTRA-SHORT DURATION BOND FUND commenced operations on April 11, 2005, as successor to the Strong Advisor Short Duration Bond Fund. The predecessor Strong Advisor Short Duration Bond Fund commenced operations on March 31, 1994. Prior to November 30, 2000, the Fund's name was Strong Short-Term Global Bond Fund.

     The ULTRA SHORT-TERM INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Ultra Short-Term Income Fund. The predecessor Strong Ultra Short-Term Income Fund commenced operations on November 25, 1988.

                              INVESTMENT POLICIES

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
------------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Fund's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks . Some of the Funds described in this SAI are either gateway feeder funds that invest in a single corresponding master portfolio of Wells Fargo Master Trust ("Master Trust") or gateway blended funds that invest in two or more master portfolios. References to the activities of a gateway fund are understood to refer to the investments of the master portfolio(s) in which the gateway fund invests. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES
---------------

Asset-Backed Securities
-----------------------

     Asset-backed securities may be secured by consumer loans or receivables, home equity loans, automobile loans or leases, or other types of receivables or assets. Payments of principal and interest on some asset-backed securities may be "passed through" on a monthly or other periodic basis to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and aFund should expect no recourse to the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

     Asset-backed securities in which aFund may invest may be commercial paper backed by the loans or accounts receivable of an entity, such as a bank or credit card company. The issuer intends to repay using the assets backing the securiites (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets. In other cases, it may be provided by a third party through a letter of credit, an agreement to repurchase assets, or an insurance guarantee.

     Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality for the assets underlying securities, how well the entity issuing the securities is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

     Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations," below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed-Income Securities
-----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in the Appendix.

High Yield Securities
----------------------

     The Government Securities Fund, Inflation-Protected Bond Fund, Intermediate Government Income Fund, Short Duration Government Bond Fund and Stable Income Fund are restricted from purchasing high-yield securities. The Total Return Bond Fund is limited to purchasing no more than 5% of its net assets in high-yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Inflation-Protected Debt Securities
------------------------------------

     The Inflation-Protected Bond Fund invests primarily in, and the Funds may invest in inflation-protected debt securities. Inflation-protected debt securities, which are instruments whose prices are indexed to a measure of inflation such as, for example, the Consumer Price Index. The value of these securities at maturity or their coupon rate is determined by reference to the specific measure of inflation to which they are linked.

     A Fund's yield will reflect both the inflation-adjusted interest income and the inflation adjustment to principal, which are features of inflation-protected debt securities. The current income generated by a Fund will vary with changes in the measure of inflation to which the inflation-protected securities held in the Fund's portfolio are linked and may be more or less than traditional debt securities.

     The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Unlike traditional debt securities whose return is based on nominal interest rates that include inflation expectations as a component, the return on these securities is based on real interest rates that already take into account the inflation expectations of the market. As a result, interest payments will vary as the security's principal is adjusted for inflation. Inflation-protected debt securities are subject to greater risk than traditional debt securities if interest rates rise in a low inflation environment. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

     While these securities are expected to be protected from long term inflationary trends, short term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the debt securities' inflationary measure.

     For federal income tax purposes, both interest payments and the difference between original principal and the inflation-adjusted principal of inflation-protected debt securities will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.

Loan Participations
-------------------

     Loan participations are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Money Market Instruments and Temporary Investments
--------------------------------------------------

     Investments in the following types of high-quality money market instruments that have remaining maturities not exceeding one year are permitted: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Services, Inc. ("Moody's") or "A-1" or "A-1-" by Standard & Poor's Rating Group ("S&P"), or, if unrated, of comparable quality as determined by the adviser; and (iv) repurchase agreements. A Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     LETTERS OF CREDIT. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the adviser, are of comparable quality to issuers of other permitted investments of the Fund, may be used for letter of credit-backed investments.

Mortgage-Related Securities
----------------------------

     Mortgage-related securities (also known as mortgage pass-through securities), represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage pass-through securities that are higher or lower than expected may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage-related securities issued by a government agency (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal. In addition, the Montgomery Short Duration Government Bond Fund and the Montgomery Total Return Bond Fund may purchase some mortgage-related securities through private placements that are restricted as to further sale. The value of these securities may be more volatile than other mortgage-related securities.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-RELATED SECURITIES. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     PREPAYMENT AND EXTENSION RISK. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the Funds' yields. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.


     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in a Fund's portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.

Municipal Securities
---------------------

     STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

     The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

Stripped Securities
--------------------

     The following Funds are limited to investing up to 10% of their total assets in stripped mortgage-backed securities: Corporate Bond Fund, Government Securities Fund, High Income Fund, Short-Term Bond Fund, Short-Term High Yield Bond Fund, Strategic Income Fund, Total Return Bond Fund, Ultra Short-Term Income Fund and Ultra-Short Duration Bond Fund. The Intermediate Government Income Fund and Short Duration Government Bond Fund are limited to investing up to 10% of their total assets in stripped treasury and stripped mortgage-backed securities, including zero coupon bonds. Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

U.S. Government Securities
--------------------------

     Securities issued by U.S. Government agencies or governement-sponsored entities may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by teh Federal Housing Administration or the Department of Veterans Affairs. Government-related regulators (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Zero Coupon Bonds
------------------

     Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures Contracts and Options Transactions" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of aFund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

     EQUITY DERIVATIVES. Equity derivatives include options, futures and options on futures, which may be used to hedge a Fund's portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Fund's other portfolio holdings, and lack of availability. Accordingly, there is the risk that such practices may fail to serve their intended purposes, and may reduce returns or increase volatility. These practices also entail transactional expenses.

     CREDIT DERIVATIVES. Credit derivatives are a form of derivative that are divided into two basic types, credit default swaps and total return swaps, and are usually governed by the standard ISDA Master Agreement terms and conditions. A credit default swap involves a protection buyer and a protection seller. The Fund may be either a protection buyer or seller. The protection buyer makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Fund may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates. Another type of credit derivative is the credit-linked notes and other forms of debt obligations with an embedded credit default swap component. In this type of credit derivative, payments of principal and interest are linked to the performance of one or more reference debt securities or assets. In all of these credit derivative transactions, the same general risks of derivative transactions are present, but they offer greater risks of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment. If the Fund writes a credit default swap, it receives a premium up front but the Fund's exposure under the credit default swap is a form of leverage and will be subject to the restrictions on leveraged derivatives.

Futures Contracts and Options Transactions
------------------------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

EQUITY SECURITIES
-----------------

Common and Preferred Stocks
---------------------------

     Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common and preferred stock are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Fund from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Funds will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

OTHER INVESTMENTS AND TECHNIQUES
--------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Interest Rate Protection Transactions
--------------------------------------

     To manage its exposure to different types of investments, each Fund may enter into interest-rate, currency and mortgage (or other asset) swap agreements and may purchase and sell interest-rate "caps," "floors" and "collars." In a typical interest-rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specific amount in return for payments equal to a fixed interest rate on the same amount for a specified period. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed upon range.

     Each Fund expects to enter into interest-rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as a speculative investment.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Gateway funds, whose policies are to invest some or all of their assets in the securities of one or more open-end management investment companies, are excepted from these limitations. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     ISHARES. iShares Trust and iShares, Inc. ("iShares") are registered investment companies that consist of numerous separate series (each, an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Fund and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

Unrated Investments
-------------------

     A Fund may purchase instruments that are not rated if, in the opinion of the adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moody's, Fitch, or S&P may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's, Fitch, and S&P are more fully described in the Appendix to this SAI.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 142 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.


                    POSITION HELD                                                                      OTHER PUBLIC
                         WITH                                                                           COMPANY OR
                     REGISTRANT/                                                                        INVESTMENT
NAME, AGE AND         LENGTH OF                          PRINCIPAL OCCUPATION(S)                          COMPANY
ADDRESS                SERVICE1                            DURING PAST 5 YEARS                         DIRECTORSHIPS
---------------    ---------------    ------------------------------------------------------------    --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 63 Trustee,           Chair of Finance, Wake Forest University, since 2006. Wake            N/A
                   since 1987         Forest University, Calloway School of Business and
                                      Accountancy, Benson-Pruitt Professorship since 1999.
                                      Associate Professor of Finance 1994-1999.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND                LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                      SERVICE1                           DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
Peter G. Gordon, 63     Trustee,           Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        since 1998;        Company and President of Crystal Geyser Roxane Water
                        (Chairman,         Company.
                        since 2001).
Richard M. Leach, 72    Trustee, since     Retired. President of Richard M. Leach Associates (a                N/A
                        1987               financial consulting firm).
Olivia Mitchell, 53     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 54    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                   INTERESTED2 TRUSTEE
J. Tucker Morse, 61     Trustee, since     Private Investor/Real Estate Developer.                             N/A
                        1987
                                                         OFFICERS
Karla M. Rabusch, 47    President, since   Executive Vice President of Wells Fargo Bank, N.A.                  N/A
                        2003               President of Wells Fargo Funds Management, LLC. Senior
                                           Vice President and Chief Administrative Officer of Wells
                                           Fargo Funds Management, LLC from March 2001 to March
                                           2003. Vice President of Wells Fargo Bank, N.A. from
                                           December 1997 to May 2000.
A. Erdem Cimen, 32      Treasurer, since   Vice President of Wells Fargo Bank, N.A. and Vice                   N/A
                        2006               President of Financial Operations for Wells Fargo Funds
                                           Management, LLC. Vice President and Group Finance
                                           Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                           2004 to 2006. Vice President of Portfolio Risk Management
                                           for Wells Frago Bank, N.A. Auto Finance Group in 2004.
                                           Director of Small business Services Risk Management for
                                           American Express Travel Related Services from 2000 to
                                           2001.
C. David Messman, 46    Secretary, since   Vice President and Managing Senior Counsel of Wells Fargo           N/A
                        2000               Bank, N.A. and Senior Vice President and Secretary of Wells
                                           Fargo Funds Management, LLC. Vice President and Senior
                                           Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.
Dorothy Peters, 45      Chief              Chief Compliance Officer of Wells Fargo Funds
                        Compliance         Management, LLC since 2004. Chief Compliance Officer of
                        Officer, since     Wells Fargo Funds Management, LLC from ____ to 2002,
                        2004               and Compliance Officer of Wells Fargo Bank, N.A. from
                                           1997 to ____. In 2002, Ms. Peters left Wells Fargo Funds
                                           Managment, LLC to pursue personal goals.

------
1   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and did not meet during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

     Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2006, the Trustees received the following compensation:

                               COMPENSATION TABLE
                            YEAR ENDED MAY 31, 2006


                                  INTERESTED TRUSTEES                             INDEPENDENT TRUSTEES1
                                ROBERT C.     J. TUCKER     THOMAS S.     PETER G.     RICHARD M.     TIMOTHY J.     DONALD C.
FUND NAME                         BROWN2        MORSE          GOHO        GORDON         LEACH          PENNY        WILLEKE
Corporate Bond                      $             $             $             $             $              $             $
Diversified Bond                    $             $             $             $             $              $             $
Government Securities               $             $             $             $             $              $             $
High Income                         $             $             $             $             $              $             $
High Yield Bond                     $             $             $             $             $              $             $
Income Plus                         $             $             $             $             $              $             $
Inflation-Protected Bond            $             $             $             $             $              $             $
Intermediate Government             $             $             $             $             $              $             $
Income
Short Duration Government           $             $             $             $             $              $             $
Bond
Short-Term Bond                     $             $             $             $             $              $             $
Short-Term High Yield Bond          $             $             $             $             $              $             $
Stable Income                       $             $             $             $             $              $             $
Strategic Income                    $             $             $             $             $              $             $
Total Return Bond                   $             $             $             $             $              $             $
Ultra-Short Duration Bond           $             $             $             $             $              $             $
Ultra Short-Term Income             $             $             $             $             $              $             $
TOTAL COMPENSATION FROM             $             $             $             $             $              $             $
THE FUND COMPLEX3

------
1   Effective January 1, 2006, Olivia Mitchell is an Independent member of the
       Board of Trustees.
2   Retired as of April 5, 2005.
3   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 142 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2005, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the value/dollar valueof Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over
$100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2005


                             INTERESTED
                             TRUSTEE                                         INDEPENDENT TRUSTEES
                             J. TUCKER        THOMAS S.        PETER G.         RICHARD M.       TIMOTHY J.       DONALD C.
FUND                         MORSE            GOHO             GORDON           LEACH            PENNY            WILLEKE
Corporate Bond               $000,000         $000,000         $000,000         $000,000         $000,000         $000,000
Diversified Bond             $                $                $                $                $                $
Government Securities        $                $                $                $                $                $
High Income                  $                $                $                $                $                $
High Yield Bond              $                $                $                $                $                $
Income Plus                  $                $                $                $                $                $
Inflation-Protected Bond     $                $                $                $                $                $
Intermediate Government
Income                       $                $                $                $                $                $
Short Duration Government
Bond                         $                $                $                $                $                $
Short-Term Bond              $                $                $                $                $                $
Short-Term High Yield Bond   $                $                $                $                $                $
Stable Income                $                $                $                $                $                $
Strategic Income             $                $                $                $                $                $
Total Return Bond            $                $                $                $                $                $
Ultra-Short Duration Bond    $                $                $                $                $                $
Ultra Short-Term Income      $                $                $                $                $                $
Aggregate Dollar Range of
Equity Securities Of Fund
Complex1                     over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000

------
1   Includes Trustee ownership in shares of other funds within the entire Fund
       Complex (consisting of 142 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2005, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.


Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     The Funds operate under three types of advisory arrangements: (i) stand-alone Funds with an investment adviser and sub-adviser; (ii) gateway feeder Funds that invest in a single corresponding master portfolio of Master Trust ("Master Portfolio") and have "dormant" advisory arrangements at the gateway level; and (iii) gateway blended Funds that invest in two or more Master Portfolios and have both active and dormant advisory arrangements at the gateway level.

     As compensation for its advisory services for the following stand-alone Funds, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:



                                                               FEE
FUND                                    PRIOR TO 8/1/04             EFFECTIVE 8/1/04
 High Yield Bond                       0.60%                  First $500M            0.55%
                                                               Next $500M            0.50%
                                                                Next $2B             0.45%
                                                                Next $2B            0.425%
                                                                Over $5B             0.40%
 Income Plus                           0.60%                  First $500M            0.55%
                                                               Next $500M            0.50%
                                                                Next $2B             0.45%
                                                                Next $2B            0.425%
                                                                Over $5B             0.40%
 Intermediate Government Income        0.50%                  First $500M            0.45%
                                                               Next $500M            0.40%
                                                                Next $2B             0.35%
                                                                Next $2B            0.325%
                                                                Over $5B             0.30%
 Short Duration Government Bond        0.50%                  First $500M            0.45%
                                                               Next $500M            0.40%
                                                                Next $2B             0.35%
                                                                Next $2B            0.325%
                                                                Over $5B             0.30%


                                           FEE
FUND                                EFFECTIVE 4/11/05
                               FIRST $500M          0.45%
                               Next $500M            0.40%
                                Next $2B             0.35%
                                Next $2B            0.325%
CORPORATE BOND                  Over $5B             0.30%
 Government Securities        First $500M            0.45%
                               Next $500M            0.40%
                                Next $2B             0.35%
                                Next $2B            0.325%
                                Over $5B             0.30%
 High Income                  First $500M            0.55%
                               Next $500M            0.50%
                                Next $2B             0.45%
                                Next $2B            0.425%
                                Over $5B             0.40%
 Short-Term Bond              First $500M            0.45%
                               Next $500M            0.40%
                                Next $2B             0.35%
                                Next $2B            0.325%
                                Over $5B             0.30%

Short-Term High Yield Bond         First $500M          0.55%
                                    Next $500M          0.50%
                                    Next $2B             0.45%
                                    Next $2B            0.425%
                                    Over $5B             0.40%
 Strategic Income                 First $500M            0.45%
                                   Next $500M            0.70%
                                    Next $2B             0.65%
                                    Next $2B            0.625%
                                    Over $5B             0.60%
 Ultra-Short Duration Bond        First $500M            0.45%
                                   Next $500M            0.40%
                                    Next $2B             0.35%
                                    Next $2B            0.325%
                                    Over $5B             0.30%
 Ultra Short-Term Income          First $500M            0.45%
                                   Next $500M            0.40%
                                    Next $2B             0.35%
                                    Next $2B            0.325%
                                    Over $5B             0.30%


     As described in the second category above, the Inflation-Protected Bond Fund, Stable Income Fund and Total-Return Bond Fund each invests 100% of its assets in a single respective Master Portfolio. Because each Fund invests all of its assets in a single portfolio, no investment advisory services are currently provided at the gateway feeder fund level. However, in order to preserve flexibility to allow the Fund to either invest in more than one Master Portfolio or to convert to a stand-alone fund with a direct advisory relationship, the Fund has a "dormant" advisory arrangement with Funds Management. Under the dormant advisory arrangement, Funds Management will receive no advisory fees as long as the gateway feeder Fund invests all (or substantially all) of its assets in one Master Portfolio. In the event that the Fund converts into a gateway blended Fund as described above, Funds Management as adviser would be entitled to receive a fee of 0.25% for asset allocation services. The dormant advisory rate listed below mirrors the advisory fee charged by Funds Management to a Master Portfolio of Master Trust in which each gateway feeder Fund invests.


                                                DORMANT
                                  ACTIVE         ASSET                      ANNUAL RATE**
GATEWAY                          ADVISORY     ALLOCATION                   (AS A PERCENTAGE
FEEDER FUND                        FEES          FEES*                      OF NET ASSETS)
                                                             PRIOR TO 8/1/04         EFFECTIVE 8/1/04
Inflation-Protected Bond***     0.00%        0.25%          0.50%               First $500M         0.45%
                                                                                 Next $500M         0.40%
                                                                                   Next $2B         0.35%
                                                                                   Next $2B        0.325%
                                                                                   Over $5B         0.30%
Stable Income                   0.00%        0.25%          0.50%               First $500M         0.45%
                                                                                 Next $500M         0.40%
                                                                                   Next $2B         0.35%
                                                                                   Next $2B        0.325%
                                                                                   Over $5B         0.30%
Total Return Bond***            0.00%        0.25%          0.50%               First $500M         0.45%
                                                                                 Next $500M         0.40%
                                                                                   Next $2B         0.35%
                                                                                   Next $2B        0.325%
                                                                                   Over $5B         0.30%

* Represents the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a gateway blended Fund.
**   Represents the advisory fee payable to Funds Management as adviser to the
       Master Portfolio. This would be the proposed advisory fee payable to Funds Management as adviser if a Fund converts into a stand-alone fund.
***   Funds Management received the advisory fees reflected in the table for the periods prior to August 1, 2004 and from August 1, 2004 to July 26, 2005, as adviser to each stand-alone Fund. Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds.

     As described in the third category above, the Diversified Bond Fund invests its assets in two or more Master Portfolios. Funds Management determines the Master Portfolios in which the gateway blended Fund invests and the percentage allocation that such Fund would make to each Master Portfolio. For these asset allocation services, Funds Management is entitled to receive an annual fee of 0.25% of the Fund's average daily net assets as indicated in the chart below. In order to preserve flexibility to convert to a stand-alone fund with a direct advisory relationship, the gateway blended Fund has entered into a "dormant" advisory arrangement with Funds Management. If a gateway blended Fund redeems assets from a master portfolio and invests these assets directly in a portfolio of securities, Funds Management will be entitled to receive a fee for the management of those assets that mirrors the master level dormant advisory fee indicated below.


                                                 MASTER LEVEL
                           ADVISORY FEES           DORMANT
GATEWAY                   (MAXIMUM ASSET           ADVISORY
BLENDED FUND             ALLOCATION FEES)           FEES*
Diversified Bond                0.25%                0.44%

* Because the gateway blended Fund invests in two or more Master Portfolios with varying advisory fees, the dormant advisory fees are based on a formula that reflects a blended fee rate as of May 31, 2005.

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
following Funds paid the following advisory fees and the investment adviser waived the indicated amounts:


                                   05/31/06                          05/31/05                            05/31/04
                               FUNDS MANAGEMENT                  FUNDS MANAGEMENT                    FUNDS MANAGEMENT
                                              FEES                               FEES                                FEES
FUND                        FEES PAID        WAIVED         FEES PAID           WAIVED          FEES PAID           WAIVED
Diversified Bond                $               $          $   62,788         $339,654         $  240,610         $453,661
High Yield Bond                 $               $          $1,414,134         $275,466         $1,254,683         $238,175
Income Plus                     $               $          $        0         $404,830         $        0         $477,048
Inflation-Protected             $               $          $   93,907         $304,080         $        0         $220,529
Bond
Intermediate                    $               $          $2,274,619         $505,134         $2,688,815         $932,889
Government Income
Stable Income1                  $               $          $        0         $      0         $        0         $      0

1
Amounts allocated from the Master Portfolios.

     Former Montgomery Funds. As discussed in the "Historical Fund Information"
     ------------------------
section, the Short Duration Government Bond Fund and Total Return Bond Fund were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, Wells Capital Management Incorporated ("Wells Capital Management" or "WCM") and MAM served as the investment advisers to the predecessor portfolios of these Funds. For the period of January 17, 2003 through June 8, 2003, Wells Capital Management served as the investment adviser to the predecessor portfolios of the Short Duration Government Bond Fund and the Total Return Bond Fund pursuant to an interim investment management agreement. Prior to January 17, 2003, MAM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees were the same as those under the prior agreement with MAM. The fees were as follows:


                                     AVERAGE DAILY
FUND                                  NET ASSETS      ANNUAL RATE
 Short Duration Government Bond     $0-$500M              0.50%
                                    $   500M              0.40%
 Total Return Bond                  $0-$500M              0.30%
                                    $   500M              0.25%

     Therefore, the table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal year ends indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:


                       05/31/06                05/31/05                    05/31/04                06/30/03 FUNDS
                   FUNDS MANAGEMENT        FUNDS MANAGEMENT            FUNDS MANAGEMENT            MGMT/ WCM/MAM*
                               FEES                      FEES                        FEES                      FEES
FUND              FEES PAID   WAIVED    FEES PAID       WAIVED      FEES PAID       WAIVED     FEES PAID      WAIVED
Short Duration        $          $     $  322,566    $1,766,087    $1,439,947    $1,076,065    $468,694    $2,336,788
Government
Bond
Total Return          $          $     $1,110,897    $1,297,449    $  462,733    $  630,134    $      0    $  271,820
Bond

* For the fiscal year ended June 30, 2003, the predecessor portfolios to the Funds paid advisory fees to MAM for the period of July 1, 2002, through January 16, 2003 in the amount of $361, 263 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively, while MAM waived $1,133,665 and $100,170 for the Short Duration Government Bond and Total Return Funds, respectively. The Funds did not pay any advisory fees to WCM for the period of January 17, 2003, through June 8, 2003 but WCM waived $1,124,422 and $128,773 for the Short Duration Government Bond and Total Return Funds, respectively. The Funds paid advisory fees to Funds Management for the period of June 9, 2003, through June 30, 2003 in the amount of $107,431 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively, while Funds Management waived $78,701 and $42, 877 for the Short Duration Government Bond and Total Return Funds, respectively.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005 and April 8, 2005 (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:


                                AVERAGE DAILY
FUND                             NET ASSETS      ANNUAL RATE
 Corporate Bond                $0-$4B               0.375%
 High Income
                               $4-$6B                0.35%
 Short-Term Bond
 Short-Term High Yield Bond
                               $   6B               0.325%
 Ultra-Short Duration Bond
 Government Securities         $0-$4B                0.35%
                               $4-$6B               0.325%
                                     6B              0.30%
 Ultra Short-Term Income       $0-$4B                0.30%
                               $4-$6B               0.275%
                                     6B              0.25%
 Strategic Income              $0-$4B                0.50%
                               $4-$6B               0.475%
                                     6B              0.45%

     Therefore, the table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal year ends indicated below, these Funds or their predecessor portfolios paid the following advisory fees and the respective investment adviser waived the indicated amounts:


                         5/31/06          1/01/05 TO 5/31/05       11/01/04 TO 12/31/04          10/31/04
                      FEES      FEES        FEES         FEES         FEES        FEES        FEES        FEES
                      PAID     WAIVED       PAID        WAIVED        PAID       WAIVED       PAID       WAIVED
FUND                TO WFFM   BY WFFM     TO WFFM      BY WFFM       TO SCM      BY SCM      TO SCM      BY SCM
Corporate Bond         $         $      $  545,097    $185,611    $2,085,450    $ 79,601   $ 2,085,45   $ 79,601
Government             $         $      $1,592,260    $417,227    $5,652,831    $161,142   $5,652,831   $161,142
Securities
High Income            $         $      $  305,065    $208,140    $1,500,877    $ 41,161   $1,500,877   $ 41,161
Short-Term Bond        $         $      $  551,483    $342,733    $2,385,691    $ 89,044   $2,385,691   $ 89,044
Short-Term High        $         $      $  189,757    $141,703    $  923,837    $ 32,945   $  923,837   $ 32,945
Yield Bond
Strategic Income       $         $      $   19,688    $ 40,955    $  128,816    $  3,971   $  128,816   $  3,971
Ultra-Short            $         $      $   24,822    $ 50,188    $  240,525    $  8,678   $  240,525   $  8,678
Duration Bond
Ultra Short-Term       $         $      $  930,055    $731,712    $4,993,358    $225,760   $4,993,358   $225,760
Income

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Advisers
-----------------------

     Funds Management has engaged Wells Capital Management (the "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-advisor to the stand-alone Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, each Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. Each Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. Each Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the following stand-alone Funds, the Sub-Advisers are entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.


FUND*                           SUB-ADVISER              SUB-ADVISORY FEES
 Corporate Bond                Wells Capital       First $100M            0.20%
                                 Management         Next $200M           0.175%
                                                    Next $200M            0.15%
                                                    Over $500M            0.10%
 Government Securities         Wells Capital       First $100M            0.20%
                                 Management         Next $200M           0.175%
                                                    Next $200M            0.15%
                                                    Over $500M            0.10%
 High Income                   Wells Capital       First $100M            0.35%
                                 Management         Next $200M            0.30%
                                                    Next $200M            0.25%
                                                    Over $500M            0.20%

                                                             First $100M          0.35%
                                                              Next $200M          0.30%
                                        Wells Capital         Next $200M          0.25%
High Yield Bond                           Management          Over $500M          0.20%
 Income Plus                            Wells Capital       First $100M            0.20%
                                          Management         Next $200M           0.175%
                                                             Next $200M            0.15%
                                                             Over $500M            0.10%
 Intermediate Government Income         Wells Capital       First $100M            0.20%
                                          Management         Next $200M           0.175%
                                                             Next $200M            0.15%
                                                             Over $500M            0.10%
 Short Duration Government Bond         Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Short-Term Bond                        Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Short-Term High Yield Bond             Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Strategic Income                       Wells Capital       First $100M            0.35%
                                          Management         Next $200M            0.30%
                                                             Next $200M            0.25%
                                                             Over $500M            0.20%
 Ultra-Short Duration Bond              Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%
 Ultra Short-Term Income                Wells Capital       First $100M            0.15%
                                          Management         Next $200M            0.10%
                                                             Over $300M            0.05%

* Effective July 27, 2005, the Inflation-Protected Bond Fund and Total Return Bond Fund converted from stand-alone funds to gateway feeder funds. Prior to July 27, 2005, Wells Capital Management received 0.15% of net assets for assets between $0 and $400 million, 0.125% for assets between $400 and $800 million and 0.10% for assets greater than $800 million for providing investment sub-advisory services to each Fund.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor fund's average daily net assets.


FUND*                               SUB-ADVISER              SUB-ADVISORY FEES
 Corporate Bond                    Wells Capital       $  0-$400M             0.20%
 Government Securities               Management        $400-$800M            0.175%
 High Income                                               >$800M             0.15%
 Short-Term Bond
 Short-Term High Yield Bond
 Strategic Income
 Ultra-Short Duration Bond
 Ultra Short-Term Income

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

     Investment Sub-Advisers - Master Portfolios
     -------------------------------------------

     Funds Management has engaged Galliard Capital Management, Inc. ("Galliard"), Peregrine Capital Management, Inc. ("Peregrine") and Wells Capital Management, affiliates of Funds Management, to serve as investment sub-advisers to the Master

Portfolios in which the gateway funds invest, as listed in the chart below (collectively, the "Sub-Advisers"). Subject to the direction of the Trust's and Master Trust's Boards, and the overall supervision and control of Funds Management, the Trust and Master Trust, the Sub-Advisers make recommendations regarding the investment and reinvestment of the gateway Funds' assets. The Sub-Advisers furnish to Funds Management periodic reports on the investment activity and performance of the Funds. The Sub-Advisers also furnish such additional reports and information as Funds Management, the Trust's and Master Trust's Boards and officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to an affiliated Sub-Adviser.

     Similar to the "dormant" investment advisory arrangement with Funds Management, each gateway Fund , except for the Inflation-Protected Bond Fund and the Total Return Bond Fund, has a dormant sub-advisory arrangement with some or all of the Sub-Advisers that sub-advise the master portfolios in which the gateway Funds invest. Under such an arrangement, a Sub-Adviser receives no sub-advisory fee as long as a gateway Fund invests all (or substantially all) of its assets in one or more master portfolios. In the event that a gateway Fund redeems its assets from a master portfolio and invests them directly using the Sub-Adviser, the Sub-Adviser would be entitled to receive a sub-advisory fee at the same rate the Sub-Adviser received from the master portfolio for investing the portion of the gateway Fund's assets formerly invested in the master portfolio. The Sub-Adviser would be compensated for its services by Funds Management from the advisory fees Funds Management receives for its services as Adviser. The dormant sub-advisory fees that would be charged to the gateway funds are identical to the sub-advisory fees currently charged to the master portfolios in which each gateway Fund invests, which are listed in the chart below.


FUND                        MASTER PORTFOLIO                SUB-ADVISOR                   SUB-ADVISORY FEES
 Diversified Bond        Inflation-Protected                   Wells                First $100M         0.20%
                            Bond Portfolio              Capital Management           Next $200M        0.175%
                                                                                     Next $200M         0.15%
                                                                                     Over $500M         0.10%
                            Managed Fixed                    Galliard               First $500M         0.10%
                          Income Portfolio*                                            Next $1B         0.05%
                                                                                     Over $1.5B         0.03%
                             Total Return            Wells Capital Management       First $100M         0.20%
                            Bond Portfolio                                           Next $200M        0.175%
                                                                                     Next $200M         0.15%
                                                                                     Over $500M         0.10%
 Stable Income              Stable Income                    Galliard               First $500M         0.10%
                              Portfolio*                                               Next $1B         0.05%
                                                                                     Over $1.5B         0.03%

* Assets of the Managed Fixed Income Portfolio and Stable Income Fund/Portfolio are combined for purposes of determining the appropriate sub-advisory fee payable to Galliard for such Portfolios, and the breakpoints set forth above are based on the combined assets of such Portfolios.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of May 31, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below.. These portfolio managers (each a "Portfolio Manager" and together, the "Portfolio Managers") manage the investment activities of the Funds on a day-to-day basis as follows.


FUND                    SUB-ADVISER                 PORTFOLIO MANAGERS
----------------------- --------------------------  -----------------------------
Corporate Bond          Wells Capital Management    D. James Newton II, CFA, CPA
                                                    Janet S. Rilling, CFA, CPA
Diversified Bond        Funds Management            Thomas C. Biwer, CFA
                                                    Christian L. Chan, CFA
                                                    Andrew Owen, CFA
Government Securities   Wells Capital Management    Michael J. Bray, CFA
                                                    W. Frank Koster
                                                    Jay N. Mueller, CFA
Income Plus             Wells Capital Management    W. Frank Koster
                                                    Thomas M. Price, CFA

High Income
Short-Term High Yield Bond
Strategic Income                 Wells Capital Management    Thomas M. Price, CFA
High Yield Bond                  Wells Capital Management    Phillip Susser
                                                             Roger Wittlin
Inflation-Protected Bond         Wells Capital Management    Michael J. Bray, CFA
                                                             Jay N. Mueller, CFA
Intermediate Government Income   Wells Capital Management    William C. Stevens
Short Duration Government Bond   Wells Capital Management    Marie A. Chandoha
Total Return Bond                                            Thomas M. O'Connor, CFA
                                                             William C. Stevens
Short-Term Bond                  Wells Capital Management    Jay N. Mueller, CFA
                                                             Janet S. Rilling, CFA, CPA
Ultra-Short Duration Bond        Wells Capital Management    Jay N. Mueller, CFA
Ultra Short-Term Income                                      Thomas M. Price, CFA
Stable Income                    Galliard                    Richard Merriam, CFA
                                                             Ajay Mirza, CFA

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers listed below, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."


                                 REGISTERED   OTHER POOLED
                                 INVESTMENT    INVESTMENT
                                  COMPANIES     VEHICLES                 OTHER ACCOUNTS
                                   NUMBER        TOTAL       NUMBER     TOTAL     NUMBER      TOTAL
                                     OF          ASSETS        OF       ASSETS      OF       ASSETS
PORTFOLIO MANAGER*                ACCOUNTS      MANAGED     ACCOUNTS   MANAGED   ACCOUNTS    MANAGED
                                          FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                0          $     0        0       $    0       4       $ 2.1 M
 Christian L. Chan, CFA              0          $     0        0       $    0       2       $   80K
 Andrew Owen, CFA                    0          $     0        0       $    0       1       $   60K
 Galliard
 Richard Merriam, CFA                5          $ 1.68B        0       $    0      24       $ 1.1 B
 Ajay Mirza, CFA                     5          $ 1.68B        4       $ 5.5B       7       $ 2.8 B
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA**              0          $     0        0       $    0      11       $  405M
 Marie A. Chandoha                   3          $ 1.5 B        9       $ 1.5B      36       $    7B
 W. Frank Koster                     1          $  145M        0       $    0      17       $  827M
 Jay N. Mueller, CFA                 0          $     0        0       $    0       2       $ 1.08M
 D. James Newton II, CFA, CPA        0          $     0        0       $    0       0       $     0
 Thomas M. O'Connor, CFA             3          $ 1.5 B        9       $ 1.5B      35       $    7B
 Thomas M. Price, CFA                0          $     0        0       $    0       6       $   12M
 Janet S. Rilling, CFA, CPA          0          $     0        0       $    0       6       $  171M
 William C. Stevens                  3          $ 1.5 B        9       $ 1.5B      41       $    7B
 Phillip Susser                      1          $  217M        1       $ 182M      16       $ 1.7 B
 Roger Wittlin                       1          $  217M        1       $ 182M      16       $ 1.7 B

* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.
**   Information as of September 19, 2005.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.


                                                         OTHER POOLED
                                 REGISTERED INVESTMENT    INVESTMENT                     OTHER
                                       COMPANIES           VEHICLES                    ACCOUNTS
                                         NUMBER             TOTAL       NUMBER     TOTAL     NUMBER      TOTAL
                                           OF               ASSETS        OF       ASSETS      OF        ASSETS
PORTFOLIO MANAGER*                      ACCOUNTS           MANAGED     ACCOUNTS   MANAGED   ACCOUNTS    MANAGED
FUNDS MANAGEMENT
 Thomas C. Biwer, CFA                     0                   $0          0          $0        0        $     0
 Christian L. Chan, CFA                   0                   $0          0          $0        0        $     0
 Andrew Owen, CFA                         0                   $0          0          $0        0        $     0
GALLIARD
 Richard Merriam, CFA                     0                   $0          0          $0        2        $ 95.1M
 Ajay Mirza, CFA                          0                   $0          0          $0        0        $     0
WELLS CAPITAL MANAGEMENT
 Michael J. Bray, CFA                     0                   $0          0          $0        0        $     0
 Marie A. Chandoha                        0                   $0          0          $0        2        $  1.8B
 W. Frank Koster                          0                   $0          0          $0        0        $     0
 Jay N. Mueller, CFA                      0                   $0          0          $0        0        $     0
 D. James Newton II, CFA, CPA             0                   $0          0          $0        0        $     0
 Thomas M. O'Connor, CFA                  0                   $0          0          $0        2        $  1.8B
 Thomas M. Price, CFA                     0                   $0          0          $0        0        $     0
 Janet S. Rilling, CFA, CPA               0                   $0          0          $0        0        $     0
 William C. Stevens                       0                   $0          0          $0        2        $  1.8B
 Phillip Susser                           0                   $0          0          $0        4        $   55M
 Roger Wittlin                            0                   $0          0          $0        4        $   55M

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Advisers minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     FUNDS MANAGEMENT. In the case of Funds Management, the Portfolio Managers allocate interests in mutual funds between different funds. Because of the nature of their management, they have not experienced material conflicts of interests in managing multiple accounts.

     GALLIARD. In the case of Galliard, the Portfolio Managers have not experienced material conflicts of interests in managing multiple accounts.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Sub-Adviser from the advisory fees the Adviser pays the Sub-Adviser, using the following compensation structures:

     FUNDS MANAGEMENT COMPENSATION. The Portfolio Managers were compensated using a fixed cash salary, an annual bonus based in part on pre-tax performance of the mutual funds managed, as well as a pension and retirement plan. Funds Management measures fund performance against a Lipper peer group average composite benchmark over a three-year rolling period. Bonus allocations vary depending to some extent on fund performance and on discretionary subjective criteria.

     GALLIARD COMPENSATION. The Portfolio Managers at Galliard are compensated using a fixed base salary, pension and retirement plan. The partners and principals of Galliard also participate in a profit sharing pool which is funded based on the firm's financial performance.

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over the length of time indicated:


PORTFOLIO MANAGERS             BENCHMARK                              LENGTH OF TIME
------------------------------ -------------------------------------  -------------------------
Marie A. Chandoha              Lehman Brothers U.S. Aggregate Bond    One calendar year period
                               Index
                               Lehman Brothers 1-3 Year U.S.
                               Government Bond Index
Michael J. Bray, CFA           Lehman Brothers U.S. Aggregate         One calendar year period
                               ex-Credit Bond Index
                               Lehman Brothers U.S. TIPS Index
W. Frank Koster                Lehman Brothers U.S. Aggregate         One calendar year period
                               Excluding Credit Bond Index
                               Lehman Brothers U.S. Aggregate Bond
                               Index
                               Lehman Brothers Intermediate U.S.
                               Government/Credit Bond Index
Jay N. Mueller, CFA            Lehman Brothers U.S. 1-3 Year          One calendar year period
                               Government/Credit Bond Index
                               Lehman Brothers U.S. Aggregate
                               Excluding Credit Bond Index
                               Lehman Brothers Short Term
                               Government/Credit Bond Index
D. James Newton II, CFA, CPA   Lehman Brothers U.S. Credit Baa: 3%    One calendar year period
                               Issuer Capped Bond Index
Thomas M. O'Connor, CFA        Lehman Brothers U.S. Aggregate Bond    One calendar year period
                               Index
                               Lehman Brothers 1-3 Year U.S.
                               Government Bond Index

                             Lehman Brothers 1-3 Year U.S.
                             Government/Credit Bond Index
                             Lehman Brothers Short-Term
                             Government/Credit Bond Index
                             Lehman Brothers U.S. Aggregate Bond
                             Index
                             Lehman Brothers High Yield Bond
                             Index
Thomas M. Price, CFA         Short Term High Yield Bond Index III       One calendar year period
Janet S. Rilling, CFA, CPA   Lehman Brothers U.S. Credit Baa: 3%        One calendar year period
                             Issuer Capped Bond Index
                             Lehman Brothers 1-3 Year U.S.
                             Government/Credit Bond Index
                             Lehman Brothers U.S. Credit Bond
                             Index
William C. Stevens           Lehman Brothers U.S. Aggregate Bond        One calendar year period
                             Index
                             Lehman Brothers 1-3 Year U.S.
                             Government Bond Index
Phillip Susser               Merrill Lynch U.S. High Yield Master II    One calendar year period
                             Index
Roger Wittlin                Merrill Lynch U.S. High Yield Master II    One calendar year period
                             Index

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager, the value/dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.


PORTFOLIO MANAGER                FUND                                  BENEFICIAL OWNERSHIP
 FUNDS MANAGEMENT
 Thomas C. Biwer, CFA            Diversified Bond                      $               0
 Christian L. Chan, CFA                                                $               0
 Andrew Owen, CFA                                                      $               0
 Galliard                                                              $               0
 Richard Merriam, CFA            Stable Income                         $               0
 Ajay Mirza, CFA                 Stable Income                         $               0
 WELLS CAPITAL MANAGEMENT                                              $               0
 Michael J. Bray, CFA            Government Securities                 $               0
                                 Inflation-Protected Bond              $               0
 Marie A. Chandoha               Short Duration Government Bond        $  10,001-$50,000
                                 Total Return Bond                     $100,001-$500,000

PORTFOLIO MANAGER                    FUND                                  BENEFICIAL OWNERSHIP
 W. Frank Koster                     Government Securities                 $               0
                                     Income Plus                           $               0
                                     Inflation-Protected Bond              $               0
 Jay N. Mueller, CFA                 Government Securities                 $               0
                                     Inflation-Protected Bond              $               0
                                     Short-Term Bond                       $ 50,001-$100,000
                                     Ultra-Short Duration Bond             $               0
                                     Ultra Short-Term Income               $ 50,001-$100,000
 D. James Newton II, CFA, CPA        Corporate Bond                        $       1-$10,000
 Thomas M. O'Connor, CFA             Short Duration Government Bond        $               0
                                     Total Return Bond                     $               0
 Thomas M. Price, CFA                High Income                           $  10,001-$50,000
                                     Income Plus                           $               0
                                     Short-Term Bond                       $               0
                                     Short-Term High Yield Bond            $  10,001-$50,000
                                     Strategic Income                      $  10,001-$50,000
                                     Ultra-Short Duration Bond             $               0
                                     Ultra Short-Term Income               $  10,001-$50,000
 Janet S. Rilling, CFA, CPA          Corporate Bond                        $100,001-$500,000
 William C. Stevens                  Intermediate Government Income        $               0
                                     Short Duration Government Bond        Over $1,000,000
                                     Total Return Bond                     $100,001-$500,000
 Phillip Susser                      High Yield Bond                       $               0
 Roger Wittlin                       High Yield Bond                       $               0

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:


                                  FUND-LEVEL                          CLASS-LEVEL
SHARE CLASS                       ADMIN. FEE1                         ADMIN. FEE4              TOTAL ADMIN FEE
                                               (% OF           (% OF                                (% OF
                       AVERAGE DAILY NET   AVERAGE DAILY   AVERAGE DAILY     AVERAGE DAILY      AVERAGE DAILY
                             ASSETS         NET ASSETS)     NET ASSETS)        NET ASSETS        NET ASSETS)
 Class A, Class B,    $0-$4.99 billion          0.05%           0.28%     $0-$4.99 billion           0.33%
 Class C and          $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.32%
 Advisor Class        >$9.99 billion            0.03%                     >$9.99 billion             0.31%
 Administrator        $0-$4.99 billion          0.05%           0.10%     $0-$4.99 billion           0.15%
 Class2               $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.14%
                      >$9.99 billion            0.03%                     >$9.99 billion             0.13%
 Institutional        $0-$4.99 billion          0.05%           0.08%     $0-$4.99 billion           0.13%
 Class3               $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.12%
                      >$9.99 billion            0.03%                     >$9.99 billion             0.11%
 Investor Class and   $0-$4.99 billion          0.05%           0.45%     $0-$4.99 billion           0.50%
 Class Z              $5 -$9.99 billion         0.04%                     $5 -$9.99 billion          0.49%
                      >$9.99 billion            0.03%                     >$9.99 billion             0.48%

1   Effective August 2, 2004. Prior to August 2, 2004, Funds Management was
       entitled to be paid a fund level administration fee of 0.05% of average daily net assets.
2   Prior to April 11, 2005, the class level fee was 0.20%.
3   Prior to April 11, 2005, the class level fee was 0.10%.
4   The contractual class-level administration fee is reduced by 0.05% for the
       Advisor Class and Investor Class shares of the High Income Fund and the Advisor Class and Investor Class shares of the Short-Term High Yield Bond Fund.

     Administrative Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the following Funds paid the following administrative fees:


                                               YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                 5/31/06      5/31/05      5/31/04
FUND                                           FUNDS MGMT   FUNDS MGMT    FUNDS MGMT
Diversified Bond (Fund Level)                                $ 80,488    $  138,854
 Administrator Class                                         $302,956    $  555,417
High Yield Bond (Fund Level)                                 $151,283    $  124,405
 Class A                                                     $699,875    $  567,934
 Class B                                                     $ 78,795    $   63,977
 Class C                                                     $ 68,515    $   64,756
Income Plus (Fund Level)                                     $ 36,231    $   39,754
 Class A                                                     $106,784    $   72,407
 Class B                                                     $ 76,855    $  123,165
 Class C                                                     $ 19,253    $   27,051
Inflation-Protected Bond (Fund Level)                        $ 43,557    $   22,053
 Class A                                                     $ 73,753    $   33,242
 Class B                                                     $ 32,375    $   22,004
 Class C                                                     $ 35,894    $   24,534
Administrator Class                                          $ 65,749    $   31,225
Intermediate Government Income (Fund Level)                  $307,726    $  362,170
 Class A                                                     $453,606    $  531,562
 Class B                                                     $108,143    $  177,890
 Class C                                                     $ 46,644    $   81,484
Administrator Class                                          $741,327    $  883,727
Stable Income (Fund Level)                                   $313,360    $  447,885
 Class A                                                     $350,033    $  531,555
 Class B                                                     $ 79,025    $  118,921
 Class C                                                     $ 26,721    $   24,908
Administrator Class                                          $878,036    $1,309,121

     Former Montgomery Funds. As discussed in the "Historical Fund Information"
     -----------------------
section, the Short Duration Government Bond Fund and Total Return Bond Fund were created as part of the reorganization of certain portfolios of Montgomery into certain Funds of the Trust, which occurred on June 9, 2003. Prior to the reorganization, MAM served as administrator to the predecessor portfolios of these Funds, and was entitled to receive a fee from the Short Duration Government Bond Fund ranging from 0.04% to 0.07%, depending on the level of assets, and a fee from the Montgomery Total Return Bond Fund at the annual rate of 0.025% of the Fund's average daily net assets up to $500 million and 0.19% of the Fund's average daily net assets in excess of $500 million. Therefore, the table below show the administrative fees paid by either these Funds or their predecessor portfolios. For the fiscal year-ends indicated below, these Funds or their predecessor portfolios paid the following administrative fees:


                                   YEAR ENDED        YEAR ENDED          YEAR ENDED           PERIOD ENDED
                                     5/31/06           5/31/05            5/31/04               6/30/03
FUND                               FUNDS MGMT        FUNDS MGMT          FUNDS MGMT         FUNDS MGMT/MAM*
 Short Duration Government                            $288,509            $251,601              $      0
 Bond (Fund Level)
  Class A                                             $151,618            $139,364              $ 44,670
  Class B                                             $ 34,712            $ 22,655              $  3,588
  Class C                                             $ 73,465            $ 95,827              $ 18,115
 Administrator Class                                  $666,112            $822,230              $875,790
 Institutional Class                                  $      1             N/A                    N/A
 Total Return Bond (Fund                              $271,318            $109,287              $      0
 Level)

                             YEAR ENDED        YEAR ENDED          YEAR ENDED           PERIOD ENDED
                               5/31/06           5/31/05            5/31/04               6/30/03
FUND                         FUNDS MGMT        FUNDS MGMT          FUNDS MGMT         FUNDS MGMT/MAM*
  Class A                                       $149,079        $ 71,166                  $  3,165
  Class B                                       $ 29,951        $ 17,273                  $  3,010
  Class C                                       $ 18,265        $ 16,266                  $  4,212
  Class Z                                       $ 18,437             N/A                    N/A
 Administrator Class                            $607,043        $269,542                  $235,171
 Institutional Class                            $108,606             N/A                  $135,338

* For the period ended June 30, 2003, the predecessor portfolios to the Funds paid administrative fees to MAM for the period of July 1, 2002 through June 8, 2003 in the amount of $18,613 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively. The Funds paid administrative fees to Funds Management for the period of June 9, 2003 through June 30, 2003 in the amount of $261,940 and $0 for the Short Duration Government Bond and Total Return Bond Funds, respectively.

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds were created as part of the reorganization certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from each predecessor portfolio at the annual rate shown below of the predecessor portfolio's average daily net assets attributable to the classes of shares shown below:

       ALL FORMER STRONG FUNDS (EXCEPT FOR ULTRA SHORT-TERM INCOME FUND)


CLASS                                                                FEE
       Class A, Class B, Class C, Advisor Class, Investor            0.28%
       Class and Class Z Shares
       Administrator Class (formerly Class K) Shares                 0.25%
       Institutional Class Shares                                    0.02%

                          ULTRA SHORT-TERM INCOME FUND


CLASS                                                           FEE
       Administrator Class (formerly Class K) Shares            0.25%
       Institutional Class Shares                               0.02%
       Advisor Class and Investor Class Shares                  0.33%

     Therefore, the table below shows the administrative fees paid by either the Funds noted above or their predecessor portfolios. Payments cover both SIS and Funds Management.


                                                  11/01/04 -        11/01/04 -        YEAR ENDED         YEAR ENDED
                              YEAR ENDED           5/31/05            5/31/05          10/31/04           10/31/03
FUND                         5/31/06 WFFM            SIS               WFFM               SIS               SIS
CORPORATE BOND FUND
 Fund Level                                         N/A              $ 30,639
 Investor Class                                  $  474,627          $218,409         $1,331,814       $1,743,132
 Advisor Class                                   $   23,581          $  6,872         $   65,427       $   77,955
 Institutional Class                             $    6,503          $  8,231         $   15,824       $   11,702
GOVERNMENT SECURITIES FUND
 Fund Level                                         N/A              $ 92,614
 Class C1                                        $    3,263          $    882         $    9,730       $3,7682 2
 Investor Class                                  $1,458,540          $731,825         $4,122,989       $6,408,043
 Advisor Class                                   $   89,705          $ 27,059         $  253,270       $  365,287
 Institutional Class                             $    7,704          $ 10,093         $   18,942       $   21,684
HIGH INCOME FUND
 Fund Level                                         N/A              $ 18,983
 Investor Class                                  $  352,335          $139,820         $  967,026       $1,288,716

                                                  11/01/04 -        11/01/04 -        YEAR ENDED        YEAR ENDED
                              YEAR ENDED           5/31/05            5/31/05          10/31/04          10/31/03
FUND                         5/31/06 WFFM            SIS               WFFM               SIS               SIS
 Advisor Class                                   $   27,162          $  5,942         $   69,932        $   60,808
 Institutional Class                             $      314          $    343         $    8,343        $    7,672
SHORT-TERM BOND FUND
 Fund Level                                         N/A              $ 39,878
 Investor Class                                  $  601,461          $321,377         $1,653,728        $2,274,652
 Advisor Class                                   $   11,511          $  3,243         $   32,436        $   31,719
 Institutional Class                             $    4,482          $  5,744         $   11,792        $   12,255
SHORT-TERM HIGH YIELD BOND FUND
 Fund Level                                         N/A              $ 12,047
 Investor Class                                  $  189,165          $ 73,576         $  539,912        $  674,931
 Advisor Class                                   $   63,011          $ 13,110         $  175,979        $  132,471
STRATEGIC INCOME FUND
 Fund Level                                         N/A              $  1,931
 Class A                                         $   17,477          $  5,204         $   18,853        $    6,734
 Class B                                         $   13,138          $  4,063         $   26,101        $   17,832
 Class C                                         $    5,771          $  1,456         $   14,981        $   16,134
ULTRA-SHORT DURATION BOND FUND
 Fund Level                                         N/A              $  3,030
 Class A                                         $   21,238          $  5,948         $   62,185        $   78,312
 Class B                                         $   11,917          $  3,427         $   32,773        $   39,805
 Class C                                         $   10,249          $  2,483         $   36,509        $   36,963
 Class Z                                         $   17,792          $  8,209         $   55,091        $   84,229
ULTRA SHORT-TERM INCOME FUND
 Fund Level                                         N/A              $ 79,824
 Investor Class                                  $1,694,814          $644,374         $5,047,001        $6,859,784
 Advisor Class                                   $  109,682          $ 24,057         $  343,963        $  417,021
 Institutional Class                             $    4,939          $  6,280         $   21,216        $   46,330

1   First offered on December 26, 2002.
2   For the ten-month fiscal period ended October 31, 2003.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds. Prior to April 11, 2005, Stephens Inc. ("Stephens"), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds

     and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers.

     The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares.The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the period June 1, 2005 through May 31, 2006, the Funds paid Funds Distributor the following fees for distribution-related services:

                               DISTRIBUTION FEES


                                                 PRINTING,       COMPENSATION       COMPENSATION
                                                 MAILING &            TO                 TO
FUND/CLASS        TOTAL       ADVERTISING       PROSPECTUS       UNDERWRITERS       BROKER/DLRS       OTHER*
 GOVERNMENT SECURITIES FUND
  Class C           $              $0               $0                $                  $              $0
 HIGH YIELD BOND FUND
  Class B           $              $0               $0                $0                 $0             $
  Class C           $              $0               $0                $                  $              $0
 INCOME PLUS FUND
  Class B           $              $0               $0                $0                 $0             $
  Class C           $              $0               $0                $                  $              $0
 INFLATION-PROTECTED BOND FUND
  Class B           $              $0               $0                $0                 $0             $
  Class C           $              $0               $0                $                  $              $0
 INTERMEDIATE GOVERNMENT INCOME FUND
  Class B           $              $0               $0                $0                 $0             $
  Class C           $              $0               $0                $                  $              $0
 SHORT DURATION GOVERNMENT BOND FUND
  Class B           $              $0               $0                $0                 $0             $
  Class C           $              $0               $0                $                  $              $0
 STABLE INCOME FUND
  Class B           $              $0               $0                $0                 $0             $
  Class C           $              $0               $0                $                  $              $0
 STRATEGIC INCOME FUND
  Class B           $              $0               $0                $0                 $0             $
  Class C           $              $0               $0                $                  $              $0
 TOTAL RETURN BOND FUND
  Class B           $              $0               $0                $0                 $0             $
  Class C           $              $0               $0                $                  $              $0
 ULTRA-SHORT DURATION BOND FUND
  Class B           $              $0               $0                $0                 $0             $
  Class C           $              $0               $0                $                  $              $0

------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund , except the Diversified Bond, Inflation-Protected Bond, Stable Income and Total Return Bond Funds. The Diversified Bond, Inflation-Protected Bond, Stable Income and Total Return Bond Funds, as gateway Funds, are not charged a custody fee at the gateway level. State Street Bank and Trust Company ("State Street"), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, served as interim custodian for the Short-Term Bond Fund from approximately April 8, 2005 through April 22, 2005. For its services as interim custodian, State Street is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of the Short-Term Bond Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:


AVERAGE FUND COMPLEX         ANNUAL ASSET-
DAILY NET ASSETS              BASED FEES
$       0-85B                    0.0051%
        >$85B                    0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

     Each Fund's share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares and certain out-of-pocket expenses. State Street served as interim fund accountant for Short-Term Bond Fund from approximately April 8, 2005 through April 22, 2005. For its services as interim fund accountant, State Street received an annual fee at the rate of 0.30% of the Fund's daily net assets, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Diversified Bond, High Yield Bond, Income Plus, Inflation-Protected Bond, Intermediate Government Income, Short Duration Government Bond, Stable Income and Total Return Bond Funds on a continuous basis. Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Corporate Bond, Government Securities, High Income, Short-Term Bond, Short-Term High Yield Bond, Strategic Income, Ultra-Short Duration Bond and Ultra Short-Term Income Funds.

     For the period June 1, 2004, through April 10, 2005, and the fiscal years ended 2004, the aggregate dollar amount of underwriting commissions paid to and retained by Stephens was as follows:


  JUNE 1, 2004 - APRIL 10,
            2005                      YEAR ENDED 05/31/04*
    PAID           RETAINED            PAID           RETAINED
 $  86,992         $86,992         $1,376,762         $66,123

* Includes commissions paid by the Short Duration Government Bond and Total Return Bond Funds for the period of June 9, 2003, through June 30, 2003.

     For the periods listed below, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor was as follows:


         YEAR ENDED               APRIL 11, 2005 - MAY 31,
        MAY 31, 2006                         2005
    PAID           RETAINED          PAID          RETAINED
 $                     $           $14,499         $14,499

     For the period June 1, 2004, through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII was as follows:


 JUNE 1, 2004 - APRIL 10,
           2005
    PAID          RETAINED
 $  8,065         $8,065

     Prior to June 9, 2003, Funds Distributor, Inc. served as the principal underwriter for the predecessor portfolios of the Short Duration Government Bond Fund and the Total Return Bond Fund. These predecessor portfolios did not pay any underwriting commissions for the period from July 1, 2002, through June 9, 2003.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Advisers each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Advisers are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day,

Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The dealer reallowance for purchases of Class A shares of each applicable Fund, except the Stable Income, Short Duration Government Bond, and the Ultra-Short Duration Bond Funds, is as follows:


                              FRONT-END SALES        FRONT-END SALES            DEALER
                                CHARGE AS %            CHARGE AS %          ALLOWANCE AS %
                                 OF PUBLIC            OF NET AMOUNT           OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                  4.50%                  4.71%                 4.00%
 $50,000 to $99,999                 4.00%                  4.17%                 3.50%
 $100,000 to $249,999               3.50%                  3.63%                 3.00%
 $250,000 to $499,999               2.50%                  2.56%                 2.25%
 $500,000 to $999,999               2.00%                  2.04%                 1.75%
 $1,000,000 and over1               0.00%                  0.00%                 1.00%

------
1   We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     The dealer reallowance for purchases of Class A shares of the Stable Income Fund and Ultra-Short Duration Bond Fund is as follows:


                              FRONT-END SALES        FRONT-END SALES            DEALER
                                CHARGE AS %            CHARGE AS %          ALLOWANCE AS %
                                 OF PUBLIC            OF NET AMOUNT           OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                  2.00%                  2.04%                 1.75%
 $50,000 to $99,999                 1.50%                  1.52%                 1.25%
 $100,000 to $249,999               1.00%                  1.01%                 0.85%
 $250,000 to $499,999               0.75%                  0.76%                 0.70%
 $500,000 to $999,999               0.50%                  0.50%                 0.50%
 $1,000,000 and over1               0.00%                  0.00%                 0.50%

------
1   We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     The dealer reallowance for purchases of Class A shares of the Short Duration Government Bond Fund is as follows:


                              FRONT-END SALES        FRONT-END SALES            DEALER
                                CHARGE AS %            CHARGE AS %          ALLOWANCE AS %
                                 OF PUBLIC            OF NET AMOUNT           OF PUBLIC
AMOUNT OF PURCHASE             OFFERING PRICE            INVESTED           OFFERING PRICE
 Less than $50,000                  3.00%                  3.09%                 2.50%
 $50,000 to $99,999                 2.50%                  2.56%                 2.00%
 $100,000 to $249,999               2.00%                  2.04%                 1.75%
 $250,000 to $499,999               1.50%                  1.52%                 1.25%
 $500,000 to $999,999               1.00%                  1.01%                 0.75%
 $1,000,000 and over1               0.00%                  0.00%                 0.50%

------
1   We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if the shares are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with the Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing Wells Fargo
------------------------
Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

  o Current and retired employees, directors/trustees and officers of: (i) Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

     o Family members of any of the above.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or
Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Reduced Sales Charges for Reinvestments. You may reinvest into a Wells
     ---------------------------------------
Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

     Additional Investors Eligible to Purchase Administrator Class Shares of
     -----------------------------------------------------------------------
the Diversified Bond Fund:
--------------------------

  o Shareholders who receive assets from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee that were invested in the Administrator Class of the Diversified Bond Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

  o Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Diversified Bond Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

     Additional Investors Eligible to Purchase Class Z Shares of the Total
     ---------------------------------------------------------------------
Return Bond and Ultra-Short Duration Bond Funds ("Class Z shares"):
-------------------------------------------------------------------

     o
     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

  o You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

  o open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note:
     Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

  o You are the beneficiary of Class Z shares of a Fund (i.e., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and with to utilized the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

  o You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and with to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

  o Your are an existing separately managed account client of one of the Funds' Sub-Advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Funds' distributor or their affiliates expect (as of December 31, 2005) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shoreholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:

     o A.G. Edwards & Sons, Inc.

     o Allstate Financial Services, LLC

     o Ameriprise Financial Services, Inc.

     o AXA Advisors, LLC

     o Bear, Stearns Securities Corp.

     o Charles Schwab & Co., Inc.

     o Citigroup Global Markets, Inc.

     o CitiStreet Advisors LLC

     o Fidelity Investments Institutional Services Company, Inc.

     o Financial Network Investment Corp.

     o Fiserv Securities, Inc.

     o GWFS Equities, Inc.

     o ING Financial Partners, Inc.

     o Linsco/Private Ledger Corporation

     o Mellon Financial Markets, LLC

     o Merrill Lynch, Pierce, Fenner & Smith Incorporated

     o Morgan Stanley DW, Inc.

     o Multi-Financial Securities Corporation

     o Pershing LLC

     o Prudential Retirement Brokerage Services, Inc.

     o Raymond James & Associates, Inc.

     o Robert W. Baird & Co. Incorporated

     o Transamerica Financial Advisors, Inc.

     o UBS Financial Services Inc.

     o Valic Financial Advisors, Inc.

     o Wachovia Securities, LLC

     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance compaines and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliaties through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Advisers are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances.

Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of each Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates for the last two fiscal periods:


                                                        MAY 31,      MAY 31,      JUNE 30,      OCTOBER 31,
FUND                                  MAY 31, 2006        2005         2004         2003           20048
Corporate Bond                                             85%7     -                   -           133%
Diversified Bond1                                          56%       115%               -                -
Government Securities                                     139%7     -                   -           390%
High Income                                                52%7     -                   -           133%
High Yield Bond                                            81%        39%               -                -
Income Plus2                                              132%       185%               -                -
Inflation Protected Bond3                                 425%       155%               -                -
Intermediate Government Income4                           277%       178%               -                -
Short Duration Government Bond                            272%       615%9         331%10                -
Short-Term Bond                                            14%7     -                   -            37%
Short-Term High Yield Bond                                 31%7     -                   -            71%
Stable Income                                              43%        92%               -                -
Strategic Income5                                          76%7     -                   -           141%
Total Return Bond6                                        767%       918%9         544%10                -
Ultra-Short Duration Bond                                   9%7     -                   -            28%
Ultra Short-Term Income                                    17%7     -                   -            26%

1   There were no significant changes in the Fund's portfolio construction during the period. The majority of the Fund's purchases were centered on compelling relative-value opportunities, mostly in the mortgage sector, and very selective high-yield opportunities. The portfolio turnover rate declined from the fiscal year 2004 because of a significant reduction of turnover in the Tactical Maturity segment of the portfolio as a result of lower yield volatility in the fixed-income markets in the fiscal year 2005.
2   A more defensive approach was taken in early 2005, where the Fund selectively added positions that continued to offer good relative value.
3   Most non- treasury inflation protected securities (TIPS) issues, such as commercial mortgage-backed securities (CMBS) were sold from the Fund's portfolio because we believed that inflation would increase throughout the year and that the CMBS sector would continue to underperform relative to the TIPS sector.
4   The Fund reduced its mortgage holdings overall during the period and continued to invest in mortgage securities in an effort to outperform the benchmark.
5   The Fund reduced its exposure to the holdings that were sensitive to a trend toward slower economic growth.
6   The Fund's portfolio turnover was higher than average during the year as we found opportunities to add performance versus our benchmark through our relative value approach.

7   In 2005, the Fund changed its fiscal year end from October 31 to May 31.
       Information is shown for a 7-month period, from November 1, 2004 to May 31, 2005.
8   Prior to 2005, the Fund's fiscal year end was October 31. Information is shown for the periods from November 1, 2003 to October 31, 2004 and November 1, 2002 to October 31, 2003.
9   In 2003, the Fund changed its fiscal year end from June 30 to May 31. For the Information is shown for an 11-month period, from July 1, 2003 to May 31, 2004.
10   Prior to 2003, the Fund's fiscal year end was June 30. Information is shown for the period from July 1, 2002 to June 30, 2003.

     Brokerage Commissions. For the fiscal periods listed below, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                       TOTAL BROKERAGE COMMISSIONS PAID1

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                                          05/31/06         05/31/2005        05/31/2004
 Diversified Bond Fund                                           $    0              $0
 High Yield Bond Fund                                            $4,564              $0
 Income Plus Fund                                                $    0              $0
 Inflation-Protected Bond Fund                                   $    0              $0
 Intermediate Government Income Fund                             $    0              $0
 Stable Income Fund                                              $    0              $0

                       TOTAL BROKERAGE COMMISSIONS PAID1

                                             YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                                           5/31/05           5/31/05          5/31/042          6/30/03
 Short Duration Government Bond Fund                               $0                $0                $0
 Total Return Bond Fund                                            $7                $0                $0

------
1   No commissions were paid to affiliated brokers.
2   In 2003, the Fund changed its fiscal year end from June 30 to May 31.
       Information is shown for an 11-month period, from July 1, 2003, to May 31, 2004.

     Former Strong Funds. For the fiscal year ends listed below, the Funds or
     -------------------
the predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                        TOTAL BROKERAGE COMMISSIONS PAID


                                    YEAR ENDED        YEAR ENDED        YEAR ENDED        YEAR ENDED
FUND                                  5/31/06           5/31/05          10/31/04          10/31/03
 Corporate Bond1                                        $10,999          $ 61,261         $ 77,203
 Government Securities2                                 $23,751          $145,935         $463,957
 High Income Fund                                       $10,130          $ 10,353         $  2,438
 Short-Term Bond3                                       $     0          $ 15,416         $ 18,117
 Short-Term High Yield Bond                             $ 3,430          $      0         $      0
 Strategic Income4                                      $ 8,700          $  4,556         $  1,182
 Ultra-Short Duration Bond5                             $   302          $  1,778         $  1,724
 Ultra Short-Term Income                                $66,225          $ 52,349         $ 32,337

1   Brokerage commissions decreased in 2004 due to longer holding periods of the securities. Commissions paid relate primarily to futures activity. Futures are used to hedge exposure in the fund. When turnover is reduced, hedging activities are reduced resulting in lower commissions.
2   Commissions paid relate primarily to futures activity that were used for hedging purposes. Change in fund's management team resulting in a change in hedging strategy.
3   Reductions in commissions are due to reduced trading activity and portfolio management changes.
4   Changes in commissions are due to implementation of hedging strategy using futures.
5   Changes in commissions are due to reduced trading activity and portfolio management changes.

     Directed Brokerage Transactions. For the fiscal year ended May 31, 2006,
     -------------------------------
the Funds did not direct brokerage transactions to a broker for research-related services.

     Securities of Regular Broker-Dealers. The Funds are required to identify
     ------------------------------------
any securities of their "regular brokers or dealers" (as defined under the 1940
Act) or of their parents that the Funds may hold at the close of their most recent fiscal year. As of May 31, 2006, the following Funds held securities of their regular broker-dealers or of their parents as indicated in the amounts shown below:

FUND                            BROKER/DEALER                               SHARE VALUE
Corporate Bond Fund             JP Morgan Securities                        $3,366,371
                                HSBC Securities                             $ 1,662,939
                                Bank of America                             $18,000,000
                                Deutsche Bank Alex Brown                    $28,000,000
 Diversified Bond Fund          N/A                                         -
 Government Securities          Citigroup                                   $ 4,808,875
 Fund
                                Bank of America                             $25,922,871
                                JP Morgan Securities                        $12,139,200
                                Bear Stearns                                $17,249,519
                                Credit Suisse First Boston Corporation      $17,599,982
                                Deutsche Bank Alex Brown                    $63,999,936
                                UBS Securities                              $ 2,907,645
 High Income Fund               N/A                                         -
 High Yield Bond Fund           Credit Suisse First Boston                  $ 1,000,000
                                Deutsche Bank Alex Brown                    $25,000,000
                                Morgan Stanley & Company                    $ 4,979,000
                                Goldman Sachs & Company                     $ 6,011,000
 Income Plus Fund               Bank of America                             $   676,627
                                Citigroup                                   $ 1,401,670
                                Goldman Sachs & Company                     $   624,698
                                JP Morgan Securities                        $ 1,031,621
                                Merrill Lynch                               $   336,133
                                Morgan Stanley & Company                    $   874,251
                                HSBC Securities                             $   151,234
                                Credit Suisse First Boston                  $   739,261
 Inflation-Protected Bond       N/A                                         -
 Fund
 Intermediate Government        Credit Suisse First Boston                  $ 4,999,995
 Income Fund
                                Lehman Brothers                             $ 3,182,064
                                Deutsch Bank Alex Brown                     $ 1,901,435
                                Bear Stearns                                $   999,999
                                Morgan Stanley & Company                    $12,044,014
 Short Duration Government      Bear Stearns                                $ 8,000,000
 Bond Fund
                                Credit Suisse First Boston                  $    10,000
                                Deutsche Bank Alex Brown                    $   334,844
                                Lehman Brothers                             $ 4,561,365
                                Morgan Stanley & Company                    $10,449,004
 Short-Term Bond Fund           Bear Stearns                                $   351,542
                                Bank of America                             $10,397,029
                                Citigroup                                   $ 3,213,121
                                Credit Suisse First Boston Corporation      $ 2,318,741
                                JP Morgan Securities                        $12,609,147
                                Morgan Stanley & Company                    $ 1,941,129
                                HSBC Securities                             $ 2,583,690
                                Deutsche Bank Alex Brown                    $26,999,973
 Short-Term High Yield          N/A                                         -
 Bond Fund
 Stable Income Fund             N/A                                         -

Strategic Income Fund           N/A                                         -
 Total Return Bond Fund         Bank of America                              $ 4,410,540
                                Citigroup                                    $13,418,668
                                JP Morgan Securities                         $ 6,887,406
                                Merrill Lynch                                $ 6,409,306
                                Morgan Stanley & Company                     $25,979,818
                                Lehman Brothers                              $12,659,250
                                Goldman Sachs & Company                      $ 2,738,997
                                Bear Stearns                                 $12,999,987
                                Credit Suisse First Boston                   $ 9,999,990
                                Deutsche Bank Alex Brown                     $ 1,589,512
 Ultra-Short Duration Bond      Bear Stearns                                 $   147,560
 Fund
                                Bank of America                              $   695,235
 Ultra Short-Term Income        Morgan Stanley & Company                     $20,393,012
 Fund
                                Bank of America                              $ 7,783,363
                                Bear Stearns                                 $   246,377
                                Credit Suisse First Boston Corporation       $25,178,310
                                JP Morgan Securities                         $23,616,839
                                HSBC Securities                              $ 6,485,062
                                Citigroup                                    $   737,356
                                Deutsche Bank Alex Brown                     $42,350,207
                                Lehman Brothers Inc.                         $ 2,001,598

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income from each taxable year dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, all distributions from the Fund's current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.


                                                                   CAPITAL LOSS
FUND                                             YEAR EXPIRES      CARRYFORWARDS
       Corporate Bond Fund                          2010                 $
       High Income Fund                             2007                 $
                                                    2008                 $
                                                    2009                 $
                                                    2010                 $
                                                    2011                 $
       Income Plus Fund                             2008                 $
                                                    2009                 $
                                                    2010                 $
                                                    2011                 $
                                                    2013                 $
       Intermediate Government Income Fund          2006                 $
                                                    2007                 $
                                                    2008                 $
                                                    2012                 $
                                                    2013                 $
       Short Duration Government Bond Fund          2006                 $
                                                    2007                 $
                                                    2008                 $
                                                    2012                 $
                                                    2013                 $
       Short-Term Bond Fund                         2007                 $
                                                    2009                 $
                                                    2010                 $
                                                    2011                 $
                                                    2013                 $
       Short-Term High Yield Bond Fund              2008                 $
                                                    2009                 $
                                                    2010                 $
       Stable Income Fund                           2006                 $
                                                    2007                 $
                                                    2008                 $
                                                    2009                 $
                                                    2011                 $
                                                    2012                 $
                                                    2013                 $
       Total Return Bond Fund                       2006                 $
                                                    2007                 $
                                                    2008                 $
                                                    2012                 $
                                                    2013                 $

                                                              CAPITAL LOSS
FUND                                        YEAR EXPIRES      CARRYFORWARDS
       Ultra-Short Duration Bond Fund          2006          $
                                               2008          $
                                               2010          $
                                               2011          $
                                               2012          $
       Ultra Short-Term Income Fund            2007          $
                                               2008          $
                                               2009          $
                                               2010          $
                                               2011          $
                                               2012          $


     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and net capital gains from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

     Investment through Master Portfolios. Some Funds seek to continue to
     ------------------------------------
qualify as a RIC by investing its assets through one or more master portfolios. Each master portfolio will be treated as a non-publicly traded partnership (or, in the event that a Fund is the sole investor in the corresponding master portfolio, as disregarded from the Fund) for federal income tax purposes rather than as a RIC or a corporation under the Code. Under the rules applicable to a non-publicly traded partnership (or disregarded entity), a proportionate share of any interest, dividends, gains and losses of a master portfolio will be deemed to have been realized (i.e., "passed-through") to its investors, including the corresponding Fund, regardless of whether any amounts are actually distributed by the master portfolio. Each investor in a master portfolio will be taxed on such share, as determined in accordance with the governing instruments of the particular master portfolio, the Code and U.S. Treasury Regulations, in determining such investor's federal income tax liability. Therefore, to the extent that a master portfolio were to accrue but not distribute any income or gains, the corresponding Fund would be deemed to have realized its proportionate share of such income or gains without receipt of any corresponding distribution. However, each of the master portfolios will seek to minimize recognition by its investors (such as a corresponding Fund) of income and gains without a corresponding distribution. Furthermore, each master portfolio's assets, income and distributions will be managed in such a way that an investor in a master portfolio will be able to continue to qualify as a RIC by investing its assets through the master portfolio.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. In general, inflation-protection bonds can be expected to produce OID as their principal amounts are adjusted upward for inflation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. For income accrued on debt instruments after May 31, 2005, the Short Duration Government Bond Fund intends to revoke its election to amortize bond premium currently for federal income tax purposes (pending IRS ratification as a change not requiring permission). As a result, investment company taxable income and required distributions will likely increase in future tax years and any loss on retirement or sale of bonds purchased at a premium will result in capital loss. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold. It is expected that the Inflation-Protected Bond Fund will have such OID income.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.


     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Fund acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed U.S. Treasury Regulations) in a PFIC, the Fund could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Fund may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

     Taxation of Distributions. All distributions paid out of a Fund's earnings
     -------------------------
and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata over the entire year. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to applicable to individuals is 35% for ordinary income; (ii) an 15% for net capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will generally be treated as qualified dividend income in the hands of individual shareholders, have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may credit amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS.An investor must provide a valid TIN upon opening or reopening an account. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund attributable to domestic corporations if the corporate shareholder would qualify for such deduction if the Fund were not a RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder.. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain. Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for the ratification
    -------------
     of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

     o Shareholder Rights - Funds Management will generally vote against
       ------------------
proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or
(4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds'Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilitze the services of software provider Advest to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent hoewever, only for those Funds in which the sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Funds are sixteen series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a serie's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of September 5, 2006 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                     5% OWNERSHIP AS OF SEPTEMBER 5, 2006


                                                                     PERCENTAGE
FUND                        NAME AND ADDRESS                          OF CLASS
---------------------       ----------------------------            -----------
CORPORATE BOND FUND
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT FOR
                            EXCLUSIVE BENEFIT OF
 Advisor Class              CUSTOMERS ATTN:                         %
                            MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                                                                     PERCENTAGE
FUND                        NAME AND ADDRESS                          OF CLASS
----------------------      ----------------------------------      -----------
                            ORCHARD TRUST COMPANY LLC
                            CUST FBO
                            EMPLOYEE BENEFIT CLIENTS
                            C/O GREAT-WEST LIFE                     %
                            8515 E ORCHARD RD # 2T2
                            GREENWOOD VILLAGE CO
                            80111-5002
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
 Institutional Class        TS 75%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 50%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 35%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 90%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 60%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO BANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 20%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            NATIONAL FINANCIAL SERVICES CORP
                            FOR EXCLUSIVE BENEFIT
                            OF OUR CUSTOM
                            ATTN MUTUAL FUNDS DEPT
                                                                    %
                            5TH FL
                            ONE WORLD FINANCIAL CENTER
                            200 LIBERTY ST
                            NEW YORK NY 10281-1003
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT FOR
                            EXCLUSIVE BENEFIT OF
 Investor Class             CUSTOMERS ATTN:                         %
                            MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                                                                           PERCENTAGE
FUND                                NAME AND ADDRESS                        OF CLASS
------------------------------      --------------------------------      -----------
                                    WELLS FARGO FUNDS
                                    MANAGEMENT LLC
                                    EXCLUSIVE BENEFIT
                                    OF ITS CUSTOMERS
                                                                          %
                                    WELLS FARGO
                                    ADVISOR PROGRAM
                                    100 HERITAGE RESERVE
                                    MENOMONEE FALLS WI 53051-4400
DIVERSIFIED BOND FUND
                                    WELLS FARGO BANK NA
                                    DIVERSIFIED BOND FUND I
 Administrator Class                ATTN: MUTUAL FUND OPS                 %
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
                                    WELLS FARGO BANK NA
                                    DIVERSIFIED BOND FUND I
                                    ATTN: MUTUAL FUND OPS                 %
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
                                    WELLS FARGO BANK NA
                                    DIVERSIFIED BOND FUND I
                                    ATTN: MUTUAL FUND OPS                 %
                                    PO BOX 1533
                                    MINNEAPOLIS MN 55480-1533
 Government Securities Fund*
                                    AMERICAN ENTERPRISE
                                    INVESTMENT SVCS
 Class C                                                                  %
                                    P.O BOX 9446
                                    MINNEAPOLIS MN 55440-9446
                                    MERRILL LYNCH
                                    PIERCE FENNER & SMITH INC
                                    MERRILL LYNCH FIN DATA SERVICES
                                    ATTENTION SERVICE TEAM                %
                                    4800 DEER LAKE DR E
                                    FL 3
                                    JACKSONVILLE FL 32246-6484
                                    WELLS FARGO FUNDS
                                    MANAGEMENT LLC EXCLUSIVE
                                    BENEFIT OF ITS CUSTOMERS
 Administrator Class                WELLS FARGO                           %
                                    ADVISOR PROGRAM
                                    100 HERITAGE RESERVE
                                    MENOMONEE FALLS WI 53051-4400
                                    CHARLES SCHWAB & CO INC
                                    SPECIAL CUSTODY ACCOUNT
                                    FOR EXCLUSIVE
 Advisor Class                      BENEFIT OF CUSTOMERS                  %
                                    ATTN: MUTUAL FUNDS
                                    101 MONTGOMERY ST
                                    SAN FRANCISCO CA 94104-4122
                                    INVESTORS BANK & TRUST CO
                                    TR FOR VARIOUS RETIREMENT
                                    PLANS 4                               %
                                    MANHATTANVILLE RD
                                    PURCHASE NY 10577-2139

                                                                     PERCENTAGE
FUND                        NAME AND ADDRESS                          OF CLASS
----------------------      ----------------------------------      -----------
                            WELLS FARGOBANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
 Institutional Class        EDVEST BALANCED                         %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGOBANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 50%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGOBANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 35%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGOBANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 60%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGOBANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 75%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGOBANK NA FBO
                            WISCONSIN COLLEGE SAVINGS PROGRAM
                            TS 20%                                  %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT FOR
                            EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                     %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            NFS LLC FEBO (FIIOC)
                            AS AGENT FOR QUALIFIED
                            EMPLOYEE BENEFIT PLANS (401K)
                            FINOPA-IC FUNDS                         %
                            100 MAGELLAN WAY,
                            # KW1C
                            COVINGTON KY 41015-1999
                            NATIONWIDE TRUST COMPANY
                            FSB
                            C/O IPO PORTFOLIO ACCOUNTING            %
                            PO BOX 182029
                            COLUMBUS OH 43218-2029
                            WELLS FARGO BANK NA FBO
                            RPS STRONG GOVERNMENT
                                                                    %
                            SECURITIES P.O. BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                                  PERCENTAGE
FUND                        NAME AND ADDRESS                       OF CLASS
----------------------      -------------------------------      -----------
HIGH INCOME FUND*
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT FOR
                            EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                   %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            MCALLEN FIREMEN'S
                            PENSION & RELIEF FUND
 Institutional Class                                             %
                            PO BOX 220
                            MCALLEN TX 78505-0220
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT FOR
                            EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                  %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
HIGH YIELD BOND FUND
                            WELLS FARGO BANK NA WF
                            SUTTER HIGH YIELD CB PENS PLAN
 Class A                                                         %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            WELLS FARGO & COMPANY
                            417 MONTGOMERY STREET
                            MAC# A0108-050                       %
                            ATTN JOHANNA LI
                            SAN FRANCISCO CA 94104-1129
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO
                                                                 %
                            THE CUSTOMERS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122
                            AMERICAN ENTERPRISE
                            INVESTMENT SERVICES FBO
 Class B                                                         %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
                            AMERICAN ENTERPRISE
                            INVESTMENT SERVICES FBO
 Class C                                                         %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446
INCOME PLUS FUND
                            WELLS FARGO BANK NA
                            AFCTS-CALIFORNIA
 Class A                    PRENEED FUNERAL                      %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            EXCLUSIVELY FBO THE CUSTOMERS        %
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                                                                            PERCENTAGE
FUND                           NAME AND ADDRESS                              OF CLASS
-------------------------      --------------------------------------      -----------
                               AMERICAN ENTERPRISE
                               INVESTMENT SERVICES FBO
                                                                           %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE
                               INVESTMENT SERVICES FBO
 Class B                                                                   %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE
                               INVESTMENT SERVICES
 Class C                                                                   %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
INFLATION-PROTECTED BOND
FUND
                               CHARLES SCHWAB & CO INC
                               SPECIAL CUSTODY ACCOUNT
 Class A                       EXCLUSIVELY FBO THE CUSTOMERS               %
                               101 MONTGOMERY ST
                               SAN FRANCISCO CA 94104-4122
                               AMERICAN ENTERPRISE
                               INVESTMENT SERVICES FBO
                                                                           %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE
                               INVESTMENT SERVICES FBO
 Class B                                                                   %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE
                               INVESTMENT SERVICES
 Class C                                                                   %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               MLPF&S FOR THE SOLE BENEFIT
                               OF ITS CUSTOMERS
                               ATTN MUTUAL FUND ADMINISTRATION             %
                               4800 DEER LAKE DR E FL 3
                               JACKSONVILLE FL 32246-6484
                               WELLS FARGO BANK NA
                               DIVERSIFIED EQUITY I
 Administrator Class                                                       %
                               ATTN: MUTUAL FUND OPS
                               PO BOX 1533 MINNEAPOLIS MN 55480-1533
                               WELLS FARGO BANK NA, FBO
                               DIVERSIFIED EQUITY I
                               ATTN: MUTUAL FUND OPS                       %
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533
                               WELLS FARGO BANK NA
                               DIVERSIFIED EQUITY I
                               ATTN: MUTUAL FUND OPS                       %
                               PO BOX 1533
                               MINNEAPOLIS MN 55480-1533

                                                                          PERCENTAGE
FUND                            NAME AND ADDRESS                           OF CLASS
--------------------------      -----------------------------------      -----------
INTERMEDIATE GOVERNMENT
INCOME FUND
                                PFPC BROKERAGE SERVICES FBO
                                WELLS FARGO
                                ATTN MITCH BLOOMFIELD
 Class A                                                                 %
                                420 MONTGOMERY ST
                                5TH FL MAC A0101-057
                                SAN FRANCISCO CA 94104-1207
                                WELLS FARGO BANK NA
                                AFCTS-OR PRENEED AND RESERVE-FIXED
                                                                         %
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
                                AMERICAN ENTERPRISE
                                INVESTMENT SERVICES
 Class B                                                                 %
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
 Class C                        NONE                                     NONE
                                WELLS FARGO BANK NA
                                INTERMUS GOVT FUND I
 Administrator Class            C/O MUTUAL FUND PROCESSING               %
                                PO BOX 1450 NW 8477
                                MINNEAPOLIS MN 55485-1450
                                WELLS FARGO BANK NA
                                INTERM US GOVT FUND I
                                C/O MUTUAL FUND PROCESSING               %
                                PO BOX 1450 NW 8477
                                MINNEAPOLIS MN 55485-1450
                                WELLS FARGO BANK NA, FBO
                                INTERM US GOVT FUND I
                                C/O MUTUAL FUND PROCESSING               %
                                PO BOX 1450 NW 8477
                                MINNEAPOLIS MN 55485-1450
                                WELLS FARGO BANK NA
                                INTERMEDIATE US GOVT FUND
                                ATTN: MUTUAL FUND OPS                    %
                                PO BOX 1533
                                MINNEAPOLIS MN 55480-1533
SHORT DURATION GOVERNMENT
BOND FUND
                                WELLS FARGO INVESTMENTS LLC
                                608 SECOND AVENUE SOUTH
 Class A                                                                 %
                                8TH FL
                                MINNEAPOLIS MN 55402-1916
                                CHARLES SCHWAB & CO INC
                                SPECIAL CUSTODY ACCOUNT
                                EXCLUSIVELY FBO THE CUSTOMERS            %
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4122
                                MLPF&S FOR THE SOLE BENEFIT
                                OF ITS CUSTOMERS
                                ATTN MUTUAL FUND ADMINISTRATION          %
                                4800 DEER LAKE DR E FL 3
                                JACKSONVILLE FL 32246-6484

                                                                          PERCENTAGE
FUND                         NAME AND ADDRESS                              OF CLASS
-----------------------      --------------------------------------      -----------
 Class B                     NONE                                        NONE
                             AMERICAN ENTERPRISE
                             INVESTMENT SERVICES FBO
 Class C                                                                 %
                             PO BOX 9446
                             MINNEAPOLIS MN 55440-9446
                             CHARLES SCHWAB & CO INC
                             SPECIAL CUSTODY ACCOUNT
 Administrator Class         EXCLUSIVELY FBO THE CUSTOMERS               %
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4122
                             WELLS FARGO BANK NA, FBO
                             FBO OMNIBUS ACCOUNT(REINV/REINV)
                                                                         %
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
                             PRUDENTIAL INVESTMENT MGMT
                             SERV FBO MUTUAL FUND CLIENTS
                             ATTN: PRUCHOICE UNIT
                                                                         %
                             MAIL STOP 194-201
                             194 WOOD AVE S
                             ISELIN NJ 08830-2710
                             WELLS FARGO BANK NA FBO
                             OMNIBUS ACCOUNT (CASH/CASH)
                                                                         %
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
                             WELLS FARGO BANK NA FBO
                             WEALTHBUILDER CONSERVATIVE ALLOCATION
 Institutional Class                                                     %
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
                             WELLS FARGO BANK NA FBO
                             WEALTHBUILDER MODERATE BALANCED
                                                                         %
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
SHORT-TERM BOND FUND*
                             CHARLES SCHWAB & CO INC
                             SPECIAL CUSTODY ACCOUNT FOR
                             EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                           %
                             ATTN: MUTUAL FUNDS
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4122
                             WELLS FARGO BANK NA FBO
                             WISCONSIN COLLEGE SAVINGS PROGRAM
 Institutional Class         TS 50%                                      %
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
                             WELLS FARGO BANK NA FBO
                             WISCONSIN COLLEGE SAVINGS PROGRAM
                             TS 35%                                      %
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533
                             WELLS FARGO BANK NA FBO
                             WISCONSIN COLLEGE SAVINGS PROGRAM
                             TS 20%                                      %
                             PO BOX 1533
                             MINNEAPOLIS MN 55480-1533

                                                                           PERCENTAGE
FUND                             NAME AND ADDRESS                           OF CLASS
---------------------------      -----------------------------------      -----------
                                 WELLS FARGO BANK NA FBO
                                 LIFE STAGE MODERATE PORTFOLIO
                                                                          %
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA FBO
                                 WISCONSIN COLLEGE SAVINGS PROGRAM
                                 EDVEST BALANCED                          %
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA FBO
                                 WISCONSIN COLLEGE SAVINGS PROGRAM
                                 TS 60%                                   %
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 MUHLENBERG COLLEGE
                                 2400 W CHEW ST                           %
                                 ALLENTOWN PA 18104-5586
                                 WELLS FARGO BANK NA FBO
                                 LIFE STAGE CONSERVATIVE PORTFOLIO
                                                                          %
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 WELLS FARGO BANK NA FBO
                                 WISCONSIN COLLEGE
                                 SAVINGS PROGRAM EDVEST BOND              %
                                 PO BOX 1533
                                 MINNEAPOLIS MN 55480-1533
                                 CHARLES SCHWAB & CO INC
                                 SPECIAL CUSTODY ACCOUNT
                                 FOR EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                           %
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122
                                 WELLS FARGO FUNDS MANAGEMENT LLC
                                 EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                                 WELLS FARGO ADVISOR PROGRAM              %
                                 100 HERITAGE RESERVE
                                 MENOMONEE FALLS WI 53051-4400
SHORT-TERM HIGH YIELD BOND
FUND*
                                 CHARLES SCHWAB & CO INC
                                 SPECIAL CUSTODY ACCOUNT FOR
                                 EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                            %
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122
                                 CHARLES SCHWAB & CO INC
                                 SPECIAL CUSTODY ACCOUNT FOR
                                 EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                                           %
                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

                                                                           PERCENTAGE
FUND                          NAME AND ADDRESS                              OF CLASS
------------------------      --------------------------------------      -----------
                              WELLS FARGO FUNDS
                              MANAGEMENT LLC EXCLUSIVE
                              BENEFIT OF ITS CUSTOMERS
                              WELLS FARGO                                 %
                              ADVISOR PROGRAM
                              525 MARKET ST # A0103-122
                              SAN FRANCISCO CA 94105-2708
STABLE INCOME
                              CHARLES SCHWAB & CO INC
                              SPECIAL CUSTODY ACCOUNT
 Class A                      EXCLUSIVELY FBO THE CUSTOMERS               %
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4122
                              ASC TRUST CORPORATION
                              ASC GOVT TRUST DATED 3/15/2004
                              120 FR PUENAS AVE                           %
                              STE 110
                              HAGATNA GU 96910
                              AMERICAN ENTERPRISE
                              INVESTMENT SERVICES
 Class B                                                                  %
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              AMERICAN ENTERPRISE
                              INVESTMENT SERVICES
 Class C                                                                  %
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              WELLS FARGO BANK NA, FBO
                              STABLE INCOME FUND I
 Administrator Class                                                      %
                              C/O MUTAL FUNDS
                              PO BOX 1533 MINNEAPOLIS MN 55485-0001
                              WELLS FARGO BANK NA
                              STABLE INCOME FUND I
                              C/O MUTUAL FUND PROCESSING                  %
                              PO BOX 1450 NW 8477
                              MINNEAPOLIS MN 55485-1450
STRATEGIC INCOME FUND*
                              CHARLES SCHWAB & CO INC
                              SPECIAL CUSTODY ACCOUNT FOR
                              EXCLUSIVE BENEFIT OF CUSTOMERS
 Class A                                                                  %
                              ATTN: MUTUAL FUNDS
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4122
                              AMERICAN ENTERPRISE
                              INVESTMENT SERVICES
                                                                          %
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              AMERICAN ENTERPRISE
                              INVESTMENT SERVICES
 Class B                                                                  %
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              AMERICAN ENTERPRISE
                              INVESTMENT SERVICES
 Class C                                                                  %
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446

                                                                           PERCENTAGE
FUND                          NAME AND ADDRESS                              OF CLASS
------------------------      --------------------------------------      -----------
TOTAL RETURN BOND FUND
                              CHARLES SCHWAB & CO INC
                              SPECIAL CUSTODY ACCOUNT
 Class A                      EXCLUSIVELY FBO THE CUSTOMERS               %
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4122
                              WELLS FARGO BANK WEST NA
                              VARIOUS FASCORP
                              RECORDKEPT PLANS                            %
                              8515 E ORCHARD RD 2T2
                              GREENWOOD VILLAGE CO 80111-5002
                              AMERICAN ENTERPRISE
                              INVESTMENT SERVICES FBO
                                                                          %
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              AMERICAN ENTERPRISE
                              INVESTMENT SERVICES
 Class B                                                                  %
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              AMERICAN ENTERPRISE
                              INVESTMENT SERVICES
 Class C                                                                  %
                              PO BOX 9446
                              MINNEAPOLIS MN 55440-9446
                              MERRILL LYNCH PIERCH FENNER & SMITH
                              FOR THE SOLE BENEFIT OF ITS CUSTOMERS
                              4800 DEER LAKE DR EAST                      %
                              FL 2
                              JACKSONVILLE FL 32246-6484
 Class Z                      NONE                                        NONE
                              WELLS FARGO BANK NA
                              OMNIBUS ACCOUNT(REINV/REINV)
 Administrator Class                                                      %
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA
                              OMNIBUS ACCOUNT(CASH/CASH)
                                                                          %
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO
                              WISCONSIN COLLEGE SAVINGS PROGRAM
 Institutional Class          EDVEST MODERATE                             %
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO
                              TYRONE CCP TRUST AGREEMENT
                                                                          %
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO
                              WISCONSIN COLLEGE SAVINGS PROGRAM
                              EDVEST AGGRESSIVE                           %
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533

                                                                       PERCENTAGE
FUND                            NAME AND ADDRESS                        OF CLASS
--------------------------      --------------------------------      -----------
                                JUVENILE DIABETES RESEARCH
                                FOUNDATION INTL
                                120 WALL ST                           %
                                FL 19
                                NEW YORK NY 10005-4000
                                METHUEN CONTRIBUTORY
                                RETIREMENT SYSTEM
                                41 PLEASANT ST                        %
                                STE 303
                                METHUEN MA 01844-3179
                                WELLS FARGO BANK NA FBO
                                WISCONSIN COLLEGE SAVINGS
                                PROGRAM EDVEST BALANCED               %
                                PO BOX 153
                                MINNEAPOLIS MN 55480-1533
                                CITISTREET AS CUSTODIAN
                                ATTN DAVID NELSON
                                                                      %
                                105 ROSEMONT AVE
                                WESTWOOD MA 02090-2318
ULTRA-SHORT DURATION BOND
FUND *
                                CHARLES SCHWAB & CO INC
                                SPECIAL CUSTODY ACCOUNT FOR
                                EXCLUSIVE BENEFIT OF CUSTOMERS
 Class A                                                              %
                                ATTN: MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4122
                                AMERICAN ENTERPRISE
                                INVESTMENT SERVICES
                                                                      %
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
                                AMERICAN ENTERPRISE
                                INVESTMENT SERVICES
 Class B                                                              %
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
                                AMERICAN ENTERPRISE
                                INVESTMENT SERVICES
 Class C                                                              %
                                PO BOX 9446
                                MINNEAPOLIS MN 55440-9446
                                MERRILL LYNCH
                                PIERCE FENNER & SMITH INC
                                MERRILL LYNCH FIN DATA SERVICES
                                ATTENTION SERVICE TEAM                %
                                4800 DEER LAKE DR E
                                FL 3
                                JACKSONVILLE FL 32246-6484
                                CHARLES SCHWAB & CO INC
                                SPECIAL CUSTODY ACCOUNT FOR
                                EXCLUSIVE BENEFIT OF CUSTOMERS
 Class Z                                                              %
                                ATTN: MUTUAL FUNDS
                                101 MONTGOMERY ST
                                SAN FRANCISCO CA 94104-4122

                                                                        PERCENTAGE
FUND                          NAME AND ADDRESS                           OF CLASS
------------------------      -----------------------------------      -----------
                              WELLS FARGO FUNDS MANAGEMENT LLC
                              EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                              WELLS FARGO
                                                                       %
                              ADVISOR PROGRAM
                              100 HERITAGE RESERVE
                              MENOMONEE FALLS WI 53051-4400
ULTRA SHORT-TERM INCOME
FUND*
                              WELLS FARGO FUNDS MANAGEMENT LLC
                              EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                              WELLS FARGO
 Administrator Class                                                   %
                              ADVISOR PROGRAM
                              100 HERITAGE RESERVE
                              MENOMONEE FALLS WI 53051-4400
                              CHARLES SCHWAB & CO INC
                              SPECIAL CUSTODY ACCOUNT FOR
                              EXCLUSIVE BENEFIT OF CUSTOMERS
 Advisor Class                                                         %
                              ATTN: MUTUAL FUNDS
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4122
                              CHARLES SCHWAB & CO INC
                              SPECIAL CUSTODY ACCOUNT FOR
                              EXCLUSIVE BENEFIT OF CUSTOMERS
 Institutional Class                                                   %
                              ATTN: MUTUAL FUNDS
                              101 MONTGOMERY ST
                              SAN FRANCISCO CA 94104-4122
                              WELLS FARGO BANK NA FBO
                              WISCONSIN SAVINGS PROGRAM
                              TS 50%                                   %
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO
                              WILLIS DEF COMP-WF
                              ADV ULTRA                                %
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              NATIONAL INVESTOR SERVICES FBO
                              55 WATER STREET
                              32ND FLOOR
                              NEW YORK                                 %
                              55 WATER ST
                              FL 32
                              NEW YORK NY 10041-3299
                              WELLS FARGO BANK NA FBO
                              WISCONSIN SAVINGS PROGRAM
                              EDVEST BALANCED                          %
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533
                              WELLS FARGO BANK NA FBO
                              WISCONSIN SAVINGS PROGRAM
                              TS 35%                                   %
                              PO BOX 1533
                              MINNEAPOLIS MN 55480-1533

                                                             PERCENTAGE
FUND                   NAME AND ADDRESS                       OF CLASS
-----------------      -------------------------------      -----------
                       WELLS FARGO BANK NA FBO
                       LIFESTAGES MODERATE PORTFOLIO
                                                            %
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533
                       CHARLES SCHWAB & CO INC
                       SPECIAL CUSTODY ACCOUNT FOR
                       EXCLUSIVE BENEFIT OF CUSTOMERS
 Investor Class                                             %
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4122

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended May 31, 2006, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), A.M. Best Company ("Best"), and Dominion Bond Ratings Service, Ltd. ("DBRS") represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
     ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                                October 1, 2006

    WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIOSM
             WELLS FARGO ADVANTAGE WEALTHBUILDER EQUITY PORTFOLIOSM
       WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH ALLOCATION PORTFOLIOSM
        WELLS FARGO ADVANTAGE WEALTHBUILDER GROWTH BALANCED PORTFOLIOSM
       WELLS FARGO ADVANTAGE WEALTHBUILDER MODERATE BALANCED PORTFOLIOSM
        WELLS FARGO ADVANTAGE WEALTHBUILDER TACTICAL EQUITY PORTFOLIOSM

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about six series of the Trust in the Wells Fargo Advantage family of funds - the WELLS FARGO ADVANTAGE WEALTHBUILDER CONSERVATIVE ALLOCATION, EQUITY, GROWTH ALLOCATION, GROWTH BALANCED, MODERATE BALANCED AND TACTICAL EQUITY PORTFOLIOS PORTFOLIOS (each, a "Portfolio" and collectively, the "Portfolios"). Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolios offer a single class of shares.

     This SAI is not a prospectus and should be read in conjunction with the Portfolios' Prospectus (the "Prospectus") dated October 1, 2006. The audited financial statements for the Portfolios, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended May 31, 2006, are hereby incorporated by reference to the Portfolios' Annual Report. The Prospectus and Annual Report may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      1
 Fundamental Investment Policies                                         1
 Non-Fundamental Investment Policies                                     2
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     3
MANAGEMENT                                                              16
 Trustees and Officers                                                  16
 Investment Adviser                                                     19
 Investment Sub-Adviser                                                 20
 Portfolio Managers                                                     21
 Administrator                                                          24
 Distributor                                                            24
 Shareholder Servicing Agent                                            25
 Custodian                                                              26
 Fund Accountant                                                        26
 Transfer and Distribution Disbursing Agent                             26
 Underwriting Commissions                                               26
 Code of Ethics                                                         27
DETERMINATION OF NET ASSET VALUE                                        27
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          27
PORTFOLIO TRANSACTIONS                                                  29
PORTFOLIO EXPENSES                                                      30
FEDERAL INCOME TAXES                                                    31
PROXY VOTING POLICIES AND PROCEDURES                                    37
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       38
CAPITAL STOCK                                                           40
OTHER INFORMATION                                                       41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           41
FINANCIAL INFORMATION                                                   41
APPENDIX                                                               A-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (the "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest portfolios to certain of the Portfolios (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization, the Portfolios had only nominal assets.

     The Portfolios, except for the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios, were created as part of the reorganization of the Stagecoach family of funds, advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds, advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The Reorganization followed the merger of the advisers' parent companies.

     The chart below indicates the predecessor Norwest portfolios that are the accounting survivors of the respective Portfolios.

WELLS FARGO ADVANTAGE WEALTHBUILDER
PORTFOLIOS                                 PREDECESSOR PORTFOLIOS
-------------------------------------      -----------------------------------------------------
Wells Fargo Advantage WealthBuilder        Norwest WealthBuilder II Growth and Income Portfolio
Equity Portfolio
Wells Fargo Advantage WealthBuilder        Norwest WealthBuilder II Growth Balanced Portfolio
Growth Balanced Portfolio
Wells Fargo Advantage WealthBuilder        Norwest WealthBuilder II Growth Portfolio
Tactical Equity Portfolio

     The CONSERVATIVE ALLOCATION PORTFOLIO commenced operations on September 30, 2004.

     The EQUITY PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth and Income Portfolio. The predecessor Norwest WealthBuilder II Growth and Income Portfolio commenced operations on October 1, 1997. On October 1, 2004, the Growth and Income Portfolio changed its name to the Wells Fargo WealthBuilder Equity Portfolio.

     The GROWTH ALLOCATION PORTFOLIO commenced operations on September 30,
2004.

     The GROWTH BALANCED PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Balanced Portfolio. The predecessor Norwest WealthBuilder II Growth Balanced Portfolio commenced operations on October 1, 1997.

     The MODERATE BALANCED PORTFOLIO commenced operations on September 30,
2004.

     The TACTICAL EQUITY PORTFOLIO commenced operations on November 8, 1999, as successor to the Norwest WealthBuilder II Growth Portfolio. The predecessor Norwest WealthBuilder II Growth Portfolio commenced operations on October 1, 1997. On October 1, 2004, the Growth Portfolio changed its name to the Tactical Equity Portfolio.

                              INVESTMENT POLICIES

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the securities of affiliated and unaffiliated open-ended management investment companies or series (the "Underlying Funds"). Accordingly, the investment experience of each Portfolio will correspond directly with the investment experience of its respective Underlying Funds. Information concerning each Portfolio's investment objective is set forth in the Prospectus for the Portfolios. There can be no assurance that the Portfolios will achieve their objectives. The principal features of the Portfolios' investment programs and the primary risks associated with those investment programs are discussed in the Prospectus. The principal features and certain risks of the Underlying Funds also are discussed in the Prospectus. However, since certain Underlying Funds are not advised by the adviser and are not affiliated with the Portfolios, there can be no assurance that the Underlying Funds will follow their stated policies.

Fundamental Investment Policies
--------------------------------

     Each Portfolio has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Portfolio.

     THE PORTFOLIOS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Portfolio's investments in that industry would equal or exceed 25% of the current value of the Portfolio's total assets, provided that this restriction does not limit a Portfolio's investments in (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies;

     (2) purchase securities of any issuer if, as a result, with respect to 75% of a Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Portfolio's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Non-Fundamental Investment Policies
------------------------------------

     Each Portfolio has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Portfolio's shareholders.

     (1) Each Portfolio may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Portfolio that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Portfolio that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Portfolio may not invest or hold more than 15% of the Portfolio's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Portfolio may invest in futures or options contracts regulated by the Commodity Futures Trading Commission ("CFTC") for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Portfolio's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) Each Portfolio may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Portfolio's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) Each Portfolio may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Portfolio's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) Each Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) Each Portfolio may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (8) Each Fund that is subject to Rule 35d-1 (the "Names Rule") under the 1940 Act, and that has a non-fundamental policy or policies in place to comply with the Names Rule, has adopted the following policy:

     Shareholders will receive at least 60 days notice of any change to a Portfolio's non-fundamental policy complying with the Names Rule. The notice will be provided in Plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: "Important Notice Regarding Change in Investment Policy." This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

General
-------

     Notwithstanding the foregoing policies, any other investment companies in which the Portfolios may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Portfolio to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Portfolios and their associated risks . The Portfolios are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Portfolios participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Portfolios (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Portfolio will be excluded in calculating total assets.

     Each Portfolio seeks to achieve its investment objective by investing substantially all of its assets in the securities of the Underlying Funds. Therefore, although the following discusses the additional permitted investment activities and associated risks of the Portfolios, it applies equally to the Underlying Funds, which may invest in the types of investments described. Thus, as used herein, the term "Portfolios" shall refer equally to both the Portfolios of the Trust as well as the Underlying Funds in each Portfolio. However, since certain Underlying Funds are non-affiliated with the adviser or the Portfolios, there can be no assurance that the Underlying Funds will continue to invest in these permitted investment activities.

     Although each Portfolio intends to invest substantially all of its assets in the Underlying Funds, each Portfolio reserves the right to invest assets not so invested in other instruments as outlined in the Prospectus.

DEBT SECURITIES
---------------

Asset-Backed Securities
-----------------------

     Asset-backed securities may be secured by consumer loans or receivables, home equity loans, automobile loans or leases, or other types of receivables or assets. Payments of principal and interest on some asset-backed securities may be "passed through" on a monthly or other periodic basis to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and aPortfolio should expect no recourse to the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

     Asset-backed securities in which aPortfolio may invest may be commercial paper backed by the loans or accounts receivable of an entity, such as a bank or credit card company. The issuer intends to repay using the assets backing the securiites (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets. In other cases, it may be provided by a third party through a letter of credit, an agreement to repurchase assets, or an insurance guarantee.

     Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality for the assets underlying securities, how well the entity issuing the securities is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

     Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Portfolio may be subject to additional investment risks that are different in some respects from those incurred by a Portfolio that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations," below), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Portfolios in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Portfolios may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Portfolios.

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Portfolios use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Portfolio's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Custodial Receipts for Treasury Securities
------------------------------------------

     These securities are typically represented by participations in trusts that hold U.S. Treasury securities, such as Treasury Investors Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"), or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Portfolio sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Portfolio assumes the risk of ownership. A Portfolio is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which the Portfolio is committed to purchase similar securities. In the event the buyer of securities from a Portfolio under a dollar roll transaction becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. The Portfolios will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

Fixed-Income Securities
-----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Portfolio considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Portfolio, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Portfolio is downgraded to a rating below investment-grade, such Portfolio may continue to hold the security until such time as the adviser determines it to be advantageous for the Portfolio to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in the Appendix.

Guaranteed Investment Contracts
-------------------------------

     The Portfolios may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the deposit fund on a monthly basis guaranteed interest at a rate based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and these charges will be deducted from the value of the deposit fund. A Portfolio will purchase a GIC only when the adviser has determined that the GIC presents minimal credit risks to the Portfolio and is of comparable quality to instruments in which the Portfolio may otherwise invest. Because a Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, a GIC may be considered an illiquid investment. The term of a GIC will be one year or less. The interest rate on a GIC may be tied to a specified market index and is guaranteed not to be less than a certain minimum rate.

High Yield Securities
----------------------

     Certain High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Portfolio's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Mortgage-Related Securities
----------------------------

     Mortgage-related securities (also known as mortgage pass-through securities), represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage pass-through securities that are higher or lower than expected may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage-related securities issued by a government agency (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Portfolios.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-RELATED SECURITIES. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with each Portfolio's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     PREPAYMENT AND EXTENSION RISK. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the Portfolios' yields. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Portfolios to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of each Portfolio's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Portfolios or if the Portfolios sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's alternative minimum taxable income. Moreover, a Portfolio cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Portfolio and the liquidity and value of the Portfolio's portfolio. In such an event, the Portfolio would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Certain of the municipal obligations held by the Portfolio may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in a Portfolio's portfolio arising from these or other factors will cause changes in the NAV per share of the Portfolio.

Loan Participations
-------------------

     Loan participations are purchases in loans or instruments in which the Portfolios may invest directly that are owned by banks or other institutions. A loan participation gives a Portfolio an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Portfolio with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Portfolio may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Stripped Securities
--------------------

     The Growth Balanced Portfolio Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), stripped mortgage-backed securities ("SMBS"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government, mortgage and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The stripped securities purchased are not subject to prepayment or extension risk. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS that are structured to receive interest only are extremely sensitive to changes in the prevailing interest rates as well as the rate of principal payments (including prepayments) on the related underlying mortgage assets, and are therefore much more volatile than SMBS that receive principal only. The Portfolio may only purchase principal-only SMBS.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

U.S. Government Securities
--------------------------

     Securities issued by U.S. Government agencies or governement-sponsored entities may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by teh Federal Housing Administration or the Department of Veterans Affairs. Government-related regulators (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Zero Coupon Bonds
------------------

     Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures Contracts and Options Transactions" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Portfolio's portfolio, although the Portfolio may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Portfolio's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Portfolio's investments, but the Portfolio may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Portfolio to hold a security it might otherwise sell or could force the Portfolio to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Portfolio's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of aPortfolio's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Portfolio's investment objective, does not expose a Portfolio to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Portfolio's use of derivatives also is subject to broadly applicable investment policies. For example, a Portfolio may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Portfolio use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Futures Contracts and Options Transactions
------------------------------------------

     A Portfolio may seek to enhance its return through the writing (selling) and purchasing of exchange-traded and over-the-counter options on fixed-income securities or indices. A Portfolio may also attempt to hedge against a decline in the value of securities owned by it or an increase in the price of securities it plans to purchase through the use of those options and the purchase and sale of interest rate futures contracts and options on those futures contracts. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

     A call option is a contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security, upon exercise at the exercise price during the option period. The amount of premium received or paid is based upon certain factors, including the market price of the underlying security or index, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index, the option period, supply and demand and interest rates.

     Certain futures strategies employed by a Portfolio in making temporary allocations may not be deemed to be for bona fide hedging purposes, as defined by the CFTC.

     The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

     A Portfolio's use of options and futures contracts subjects a Portfolio to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (1) dependence on the adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlations between movements in the prices of options or futures contracts and movements in the price of the securities hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the other securities in which a Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder a Portfolio's ability to limit exposures by closing its positions; (5) the possible need to defer closing out of certain options, futures contracts and related options to avoid adverse tax consequences; and (6) the potential for unlimited loss when investing in futures contracts or writing options for which an offsetting position is not held.

     Other risks include the inability of a Portfolio, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price and the possible loss of the entire premium paid for options purchased by a Portfolio. In addition, the futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. A Portfolio may be forced, therefore, to liquidate or close out a futures contract position at a disadvantageous price. There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures position or that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

     FUTURE DEVELOPMENTS. The Portfolios may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Portfolios or which are not currently available but which may be developed, to the extent such opportunities are both consistent with each Portfolio's investment objective and legally permissible for each such Portfolio.

EQUITY SECURITIES
-----------------

Small Company Securities
------------------------

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by a Portfolio that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by a Portfolio of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investments in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which a Portfolio may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by a Portfolio and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, a Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

FOREIGN SECURITIES AND CURRENCY TRANSACTIONS
--------------------------------------------

Foreign Government Securities
-----------------------------

     Foreign government securities investments include the securities of "supranational" organizations such as the International Bank for Reconstruction and Development and the Inter-American Development Bank if the adviser believes that the securities do not present risks inconsistent with a Portfolio's investment objective.

Foreign Obligations and Securities
-----------------------------------

     Investments in foreign obligations and securities include high-quality, short-term debt obligations of foreign issuers, including foreign branches of U.S. banks, U.S. branches of foreign banks, and short-term debt obligations of foreign governmental agencies and foreign companies that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer and the available information may be less reliable. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or potentially confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, obligations of issuers located in those countries. Amounts realized on certain foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would be subject.

     Foreign securities also include securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies. Therefore, the Portfolios may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within a Portfolio from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

     Investments in currency forward contracts ("forward contracts") may be made to attempt to minimize the risk to a Portfolio from adverse changes in the relationship between currencies or to enhance income. A forward contract is an obligation to buy or sell a specific currency for an agreed price at a future date which is individually negotiated and is privately traded by currency traders and their customers. The Portfolios will either cover a position in such a transaction or maintain, in a segregated account with their custodian bank, cash or high-grade marketable money market securities having an aggregate value equal to the amount of any such commitment until payment is made.

     Investment in foreign securities may also be made through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, the Portfolios may invest in fixed-income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

Emerging Market Securities
--------------------------

     The Portfolios consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The adviser believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants, bonds, notes and debentures convertible into common or preferred stock, equity interests in foreign investment funds or trusts and real estate investment trust securities. The Portfolios may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Furthermore, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. Amounts realized on foreign securities in which a Portfolio may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Applicable tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Portfolio would otherwise be subject.

OTHER INVESTMENTS AND TECHNIQUES
--------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Portfolio maintains a segregated account.

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Portfolio may invest. The adviser, on behalf of a Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Portfolio's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Portfolios may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Portfolios will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, a Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Portfolio. No Portfolio may invest or hold more than 15% of its net assets in illiquid securities.

Initial Public Offerings
------------------------

     Smaller companies may offer initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Portfolio may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Portfolio will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Portfolio. In connection with lending securities, a Portfolio may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur. A Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Portfolios, subject to the overall supervision of the Portfolios' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     The principal investment strategy of each Portfolio is to invest in shares of other affiliated and unaffiliated open-end management investment companies (as defined previously, the "Underlying Funds"), subject to certain restrictions described below, and pursuant to the portfolio allocation percentages discussed in the Prospectus.

     Pursuant to exemptive relief, the Portfolios are generally permitted to purchase shares of affiliated mutual funds without regard to the restrictions established under section 12(d)(1) of the 1940 Act, and to purchase shares of unaffiliated mutual funds subject to the restrictions of section 12(d)(1)(F) under the 1940 Act. Currently, under section 12(d)(1)(F), a Portfolio's investment in unaffiliated mutual funds is subject to certain limitations: (i) the acquiring fund and its affiliated funds may acquire no more than 3% of the outstanding voting securities of the unaffiliated fund, (ii) the acquiring fund may charge a sales load of no more than 1.50% on its shares (iii) the unaffiliated acquired fund may limit the redemption by the acquiring fund to 1% of the unaffiliated fund's outstanding voting shares for any 30 day period; and
(iv) the acquiring fund is subject to the same voting requirements contained in section 12(d)(1)(E).

     Since each Portfolio seeks to achieve its investment objective by investing substantially all of its investable assets in the Underlying Funds, the investment experience of each of these Portfolios will correspond directly with the investment experience of its respective Underlying Funds. In addition, the Portfolios can be expected to charge operating expenses, such as investment advisory and administration fees, that would be for services different from, and in addition to, such services provided at the Underlying Fund level.

     ISHARES. The Portfolios, through their investment in certain Underlying Funds, may indirectly invest in iShares Trust and iShares, Inc. ("iShares") which are registered investment companies that consist of numerous separate series (each an "iShares Fund"), each of which seeks investment results similar to the performance of a single stock market or of a group of stock markets in a single geographic location. iShares combine characteristics of stocks with those of index funds. Like stocks, iShares are liquid and can be traded in any number of shares; like index funds, they provide diversification and market tracking. iShares trade on the American Stock Exchange, the Chicago Board of Options Exchange and the New York Stock Exchange in the same way as shares of a publicly held company.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Portfolio. Privately issued or Rule 144A securities that are "illiquid" are subject to a Portfolio's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Portfolio on a case-by-case basis and will consider the following factors, among others, in its evaluation: (1) the frequency of trades and quotes for the Rule 144A Security;
(2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Portfolio agrees to repurchase that security from a Portfolio at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Portfolio. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Portfolio's disposition of the security may be delayed or limited.

     A Portfolio may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Portfolio's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Portfolio will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Portfolios may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Portfolio sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the price at which a Portfolio is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Short Sales
-----------

     A short sale is a transaction in which a Portfolio sells a security it does not own in anticipation of a decline in market price. When a Portfolio makes a short sale, the proceeds it receives are retained by the broker until the Portfolio replaces the borrowed security. In order to deliver the security to the buyer, the Portfolio must arrange through a broker to borrow the security and, in so doing, the Portfolio becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Portfolio owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Portfolio maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Portfolio's net assets or 5% of the securities of such class of the issuer. A Portfolio's ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

     Short sales by a Portfolio that are not made "against the box" create opportunities to increase the Portfolio's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Portfolio's NAV per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Portfolio makes a short sale "against the box," the Portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Portfolio's decision to make a short sale "against the box" may be a technique to hedge against market risks when the investment manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Portfolio's long position would be reduced by a gain in the short position. Short sale transactions may have adverse tax consequences to the Portfolio and its shareholders.

     In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined under the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Portfolio's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, all short sales by a Portfolio will be "against the box," or the Portfolio's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Portfolio will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Portfolio's total assets.

Swap Agreements
---------------

     Types of swap agreements include interest rate, currency and mortgage (or other asset) swap agreements and the purchasing and selling of interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by a Portfolio and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Portfolio's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Portfolios."

Trustees and Officers
---------------------

     The Board supervises each Portfolio's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 142 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Portfolios have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND                LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                      SERVICE1                           DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 63      Trustee,           Chair of Finance, Wake Forest University, since 2006. Wake          N/A
                        since 1987         Forest University, Calloway School of Business and
                                           Accountancy, Benson-Pruitt Professorship since 1999.
                                           Associate Professor of Finance 1994-1999.
Peter G. Gordon, 63     Trustee,           Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        since 1998;        Company and President of Crystal Geyser Roxane Water
                        (Chairman,         Company.
                        since 2001).
Richard M. Leach, 72    Trustee, since     Retired. President of Richard M. Leach Associates (a                N/A
                        1987               financial consulting firm).
Olivia Mitchell, 53     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.
Timothy J. Penny, 54    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).
Donald C. Willeke, 66   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996
                                                   INTERESTED2 TRUSTEE
J. Tucker Morse, 61     Trustee, since     Private Investor/Real Estate Developer.                             N/A
                        1987
                                                         OFFICERS
Karla M. Rabusch, 47    President, since   Executive Vice President of Wells Fargo Bank, N.A.                  N/A
                        2003               President of Wells Fargo Funds Management, LLC. Senior
                                           Vice President and Chief Administrative Officer of Wells
                                           Fargo Funds Management, LLC from March 2001 to March
                                           2003. Vice President of Wells Fargo Bank, N.A. from
                                           December 1997 to May 2000.
A. Erdem Cimen, 32      Treasurer, since   Vice President of Wells Fargo Bank, N.A. and Vice                   N/A
                        2006               President of Financial Operations for Wells Fargo Funds
                                           Management, LLC. Vice President and Group Finance
                                           Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                           2004 to 2006. Vice President of Portfolio Risk Management
                                           for Wells Frago Bank, N.A. Auto Finance Group in 2004.
                                           Director of Small business Services Risk Management for
                                           American Express Travel Related Services from 2000 to
                                           2001.
C. David Messman, 46    Secretary, since   Vice President and Managing Senior Counsel of Wells Fargo           N/A
                        2000               Bank, N.A. and Senior Vice President and Secretary of Wells
                                           Fargo Funds Management, LLC. Vice President and Senior
                                           Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.

                          POSITION HELD                                                                   OTHER PUBLIC
                              WITH                                                                         COMPANY OR
                           REGISTRANT/                                                                     INVESTMENT
NAME, AGE AND               LENGTH OF                        PRINCIPAL OCCUPATION(S)                         COMPANY
ADDRESS                     SERVICE1                           DURING PAST 5 YEARS                        DIRECTORSHIPS
--------------------    ----------------    ---------------------------------------------------------    --------------
Dorothy Peters, 45      Chief               Chief Compliance Officer of Wells Fargo Funds
                        Compliance          Management, LLC since 2004. Chief Compliance Officer of
                        Officer, since      Wells Fargo Funds Management, LLC from ____ to 2002,
                        2004                and Compliance Officer of Wells Fargo Bank, N.A. from
                                            1997 to ____. In 2002, Ms. Peters left Wells Fargo Funds
                                            Managment, LLC to pursue personal goals.

------
1   Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
2   BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and did not meet during the Portfolios' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Portfolios' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Portfolios' financial statements, and interacts with the Portfolios' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Portfolios' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

     Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's Officers are not compensated by the Trust for their services. For the fiscal year ended May 31, 2006, the Trustees received the following compensation:

                              COMPENSATION TABLE
                            YEAR ENDED MAY 31, 2006

                               INTERESTED TRUSTEES                             INDEPENDENT TRUSTEES1
                             ROBERT C.     J. TUCKER     THOMAS S.     PETER G.     RICHARD M.     TIMOTHY J.     DONALD C.
FUND NAME                      BROWN2        MORSE          GOHO        GORDON         LEACH          PENNY        WILLEKE
Conservative Allocation          $             $             $             $             $              $             $
Equity                           $             $             $             $             $              $             $
Growth Allocation                $             $             $             $             $              $             $
Growth Balanced                  $             $             $             $             $              $             $
Moderate Balanced                $             $             $             $             $              $             $
Tactical Equity                  $             $             $             $             $              $             $
{FUND NAME7}                     $             $             $             $             $              $             $
TOTAL COMPENSATION FROM          $             $             $             $             $              $             $
THE FUND COMPLEX3

------
1   Effective January 1, 2006, Olivia Mitchell is an Independent member of the
       Board of Trustees.
2   Retired as of April 5, 2005.
3   Includes Trustee compensation received by other funds within the entire
       Fund Complex (consisting of 142 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2005, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the value/dollar valueof Portfolio equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over
$100,000.

         BENEFICIAL EQUITY OWNERSHIP IN THE PORTFOLIOS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2005

                           INTERESTED
                           TRUSTEE                                         INDEPENDENT TRUSTEES
                           J. TUCKER        THOMAS S.        PETER G.         RICHARD M.       TIMOTHY J.       DONALD C.
PORTFOLIO                  MORSE            GOHO             GORDON           LEACH            PENNY            WILLEKE
Conservative Allocation    $000,000         $000,000         $000,000         $000,000         $000,000         $000,000
Equity                     $                $                $                $                $                $
Growth Allocation          $                $                $                $                $                $
Growth Balanced            $                $                $                $                $                $
Moderate Balanced          $                $                $                $                $                $
Tactical Equity            $                $                $                $                $                $
{FUND NAME7}               $                $                $                $                $                $
Aggregate Dollar Range of
Equity Securities Of Fund
Complex1                   over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000

------
1   Includes Trustee ownership in shares of other funds within the entire Fund
       Complex (consisting of 142 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2005, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Portfolios. Funds Management is responsible for implementing the investment policies and guidelines for the Portfolios, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Portfolios.

     Prior to August 2, 2004, Funds Management was entitled to receive as compensation for its advisory services to the Equity Portfolio, Growth Balanced Portfolio and Tactical Equity Portfolio a monthly fee at the annual rate of 0.35% of each Portfolio's average daily net assets. Effective August 2, 2004, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Portfolio's average daily net assets:

                                                            FEE
PORTFOLIO                            8/2/04 TO 9/30/04                EFFECTIVE 10/1/04*
Conservative Allocation                     N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Equity                           $  0-999M            0.35%       First $1B            0.20%
                                 $ 1-4.99B           0.325%        Next $4B           0.175%
                                    >$4.99B           0.30%        Over $5B            0.15%
Growth Allocation                           N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Growth Balanced                  $  0-999M            0.35%       First $1B            0.20%
                                 $ 1-4.99B           0.325%        Next $4B           0.175%
                                    >$4.99B           0.30%        Over $5B            0.15%
Moderate Balanced                           N/A                   First $1B            0.20%
                                                                   Next $4B           0.175%
                                                                   Over $5B            0.15%
Tactical Equity                  $  0-999M            0.35%       First $1B            0.20%
                                 $ 1-4.99B           0.325%        Next $4B           0.175%
                                    >$4.99B           0.30%        Over $5B            0.15%

* Effective at commencement of operations of the Conservative Allocation, Growth Allocation and Moderate Balanced Portfolios.

     The Portfolios listed below paid the following advisory fees, and the investment adviser waived the indicated fees, for the fiscal years shown:

                                  05/31/06                        05/31/05                         05/31/04
                              FUNDS MANAGEMENT                FUNDS MANAGEMENT                 FUNDS MANAGEMENT
                                             FEES                            FEES                             FEES
PORTFOLIO                  FEES PAID        WAIVED        FEES PAID         WAIVED         FEES PAID         WAIVED
Conservative                   $               $          $      0         $  8,130             N/A           N/A
Allocation*
Equity                         $               $          $196,247         $ 62,415        $225,450         $7,574
Growth Allocation*             $               $          $      0         $  7,442             N/A            N/A
Growth Balanced                $               $          $636,334         $117,549        $714,275         $2,293
Moderate Balanced*             $               $          $      0         $ 10,777             N/A            N/A
Tactical Equity                $               $          $253,889         $ 66,520        $300,600         $6,003

------
*   Portfolios commenced operations on September 30, 2004.

     General. Each Portfolio's Advisory Agreement will continue in effect for
     -------
more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Portfolio's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Portfolio's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the Portfolios. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, each Sub-Adviser makes recommendations regarding the investment and reinvestment of the Portfolios' assets. Each Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Portfolios. Each Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     As compensation for its sub-advisory services to each Portfolio, Wells Capital Management is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Portfolio's average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser. Prior to September 1, 2005, Wells Capital Management received as compensation for its sub-advisory services to each Portfolio, a monthly fee equal to an annual rate of 0.05% of each Portfolio's average daily net assets.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of May 31, 2006, the most recent fiscal year end for the Portfolios managed by the portfolio managers listed below.. These portfolio managers (each a "Portfolio Manager" and together, the "Portfolio Managers") manage the investment activities of the Portfolios on a day-to-day basis as follows.

PORTFOLIO                 SUB-ADVISER                 PORTFOLIO MANAGERS
------------------------- --------------------------  -----------------------
Conservative Allocation   Wells Capital Management    Galen G. Blomster, CFA
Equity                                                Jeffrey P. Mellas
Growth Allocation
Growth Balanced
Moderate Balanced
Tactical Equity

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers listed below, not including the Portfolios. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                           REGISTERED INVESTMENT     OTHER POOLED
                                 COMPANIES        INVESTMENT VEHICLES      OTHER ACCOUNTS
                              NUMBER     TOTAL      NUMBER     TOTAL      NUMBER      TOTAL
                                OF       ASSETS       OF       ASSETS       OF       ASSETS
PORTFOLIO MANAGER           ACCOUNTS*   MANAGED   ACCOUNTS*   MANAGED   ACCOUNTS*    MANAGED
WELLS CAPITAL MANAGEMENT
 Galen G. Blomster, CFA        6        $ 4.7B       1         $620M       10        $ 4.2B
 Jeffrey P. Mellas             6        $ 4.7B       1         $620M       10        $ 4.2B

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     The following table indicates the number and total assets managed of the above accounts for which the advisory fee is based on the performance of such accounts.

                           REGISTERED INVESTMENT     OTHER POOLED
                                 COMPANIES        INVESTMENT VEHICLES     OTHER ACCOUNTS
                              NUMBER     TOTAL      NUMBER     TOTAL      NUMBER     TOTAL
                                OF       ASSETS       OF       ASSETS       OF      ASSETS
PORTFOLIO MANAGER           ACCOUNTS*   MANAGED   ACCOUNTS*   MANAGED   ACCOUNTS*   MANAGED
WELLS CAPITAL MANAGEMENT
Galen G. Blomster, CFA         0           $0        0           $0        4        $915M
Jeffrey P. Mellas              0           $0        0           $0        4        $915M

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Portfolios and other accounts because the Portfolios may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Portfolios, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Portfolio. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Portfolios. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Portfolios and any personal accounts the Portfolio Manager may maintain.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Sub-Adviser from the advisory fees the Adviser pays the Sub-Adviser, using the following compensation structures:

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over the length of time indicated:

PORTFOLIO MANAGER        BENCHMARK                               LENGTH OF TIME
------------------------ --------------------------------------  -------------------------
Galen G. Blomster, CFA   Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
                         Tactical Asset Allocation Composite
                         Benchmark**
Jeffrey P. Mellas        Tactical Equity Allocation Composite    One calendar year period
                         Benchmark*
                         Tactical Asset Allocation Composite
                         Benchmark**

------
* The Tactical Equity Allocation Composite Benchmark ("TEA") is an internal benchmark consisting of 24.5% large cap value, 24.5% large cap growth, 21% small cap, and 30% international equities. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively managed funds, both by Wells Fargo Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolio, which has different sector weightings as a result of the TEA model (e.g. more international equities, less large cap growth). Then, by comparing the shifted results vs. the "unshifted" neutral benchmark, the value added by TEA is determined.

**   The Tactical Asset Allocation Composite Benchmark ("TAA") is an internal benchmark consisting of 65% equities and 35% fixed income. This represents the neutral allocation of the portfolio. Each of these allocations is invested in a variety of actively and passively managed funds, managed by both Wells Capital Management and external managers. Wells Capital Management then compares the performance of this neutral benchmark against the performance achieved in the actual portfolios, which have different stock/bond weightings as a result of the TAA model (e.g. shifts toward either stocks or bonds based on the TAA model). Then, by comparing the shifted results vs. the "unshifted" neutral benchmark, the value added by TAA is determined.

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

     BENEFICIAL OWNERSHIP IN THE PORTFOLIOS. The following table shows for each
     --------------------------------------
Portfolio Manager, the value/dollar value of Portfolio equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER                PORTFOLIO                      BENEFICIAL OWNERSHIP
 WELLS CAPITAL MANAGEMENT
 Galen G. Blomster, CFA          Conservative Allocation        $0
                                 Equity                         $0
                                 Growth Allocation              $0
                                 Growth Balanced                $0
                                 Moderate Balanced              $0
                                 Tactical Equity                $0
 Jeffrey P. Mellas               Conservative Allocation        $0
                                 Equity                         $0
                                 Growth Allocation              $0
                                 Growth Balanced                $0
                                 Moderate Balanced              $0
                                 Tactical Equity                $0

Fees from Underlying Funds
--------------------------

     The Portfolios' shareholders will bear indirectly a pro-rata portion of fees of the Underlying Funds, which may include shareholder servicing fees and Rule 12b-1 distribution fees, some of which are used to compensate shareholder servicing and selling agents and the Portfolios' distributor for providing services to the Portfolios' shareholders. In order that these fees be available to pay for such services, the Portfolios may choose not to invest in the least expensive share class of an Underlying Fund. In addition, Funds Management, Wells Capital Management, their affiliates and Wells Fargo Funds Distributor, LLC ("Funds Distributor" or the "Distributor") as distributor for the Portfolios may receive fees from the Underlying Funds for providing various services to the Underlying Funds. For example, Funds Management may receive advisory fees and Wells Capital Management may receive sub-advisory fees from the Underlying Funds and Wells Fargo Bank may receive fees for providing custody services to the Underlying Funds. These fees are separate from and in addition to fees received by Funds Management, Wells Capital Management and their affiliates for providing services to the Portfolios. These fees may differ among the Underlying Funds.

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Portfolios, located at 525 Market Street, 12th floor, San Francisco, CA 94105, as administrator on behalf of the Portfolios pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Portfolios' operations, including communication, coordination, and supervision services with regard to the Portfolios' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Portfolios, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Portfolios' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Portfolios other than those services that are provided by the Portfolios' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Portfolios' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. For providing administrative services, including paying the Portfolios' fees and expenses for services provided by the Portfolios' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Portfolio's average daily net assets:

                                           FEE
CLASS                 PRIOR TO 8/2/04           EFFECTIVE 8/2/04
 Single Class        0.33%                  0-4.99B            0.33%
                                            5-9.99B            0.32%
                                             >9.99B            0.31%

     For the fiscal year-ends indicated below, the Portfolios listed below paid the following administrative fees to Funds Management:

                                        5/31/06      5/31/05     5/31/04
                                         FUNDS        FUNDS       FUNDS
PORTFOLIO                             MANAGEMENT   MANAGEMENT   MANAGEMENT
Conservative Allocation Portfolio*                 $        0         N/A
Equity Portfolio                                   $  349,887   $219,708
Growth Allocation Portfolio*                       $        0         N/A
Growth Balanced Portfolio                          $1,018,792   $675,622
Moderate Balanced Portfolio*                       $        0         N/A
Tactical Equity Portfolio                          $  436,864   $289,083

------
*   Portfolios commenced operations on September 30, 2004

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Portfolios. Prior to April 11, 2005, Stephens Inc. ("Stephens"), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds.

     The Portfolios have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Portfolios and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the shares of the Portfolios pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Portfolios is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Portfolio shares attributable to their customers.

     The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolio, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Portfolio shares.The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the period June 1, 2005 through May 31, 2006, the Portfolios paid Funds Distributor the following fees for distribution-related services:

                                                                  PRINTING,        COMPENSATION         COMPENSATION
                                                                  MAILING &             TO                   TO
PORTFOLIO                        TOTAL        ADVERTISING        PROSPECTUS        UNDERWRITERS        BROKER/DEALERS
 CONSERVATIVE ALLOCATION           $               $                  $                  $                   $
 EQUITY                            $               $                  $                  $                   $
 GROWTH ALLOCATION                 $               $                  $                  $                   $
 GROWTH BALANCED                   $               $                  $                  $                   $
 MODERATE BALANCED                 $               $                  $                  $                   $
 TACTICAL EQUITY                   $               $                  $                  $                   $

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of a Portfolio or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Portfolio, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Portfolios' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Portfolios and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Portfolios are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Portfolio assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Portfolios, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Portfolio shares.

Shareholder Servicing Agent
---------------------------

     The Portfolios have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Portfolio shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Portfolio of up to 0.25% of the average daily net assets of the Single Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Portfolio shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Portfolio. The Custodian, among other things, maintains a custody account or accounts in the name of each Portfolio, receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Portfolio and pays all expenses of each Portfolio. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Portfolio.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Portfolios. For these services, PFPC is entitled to receive from each Portfolio an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX         ANNUAL ASSET-
DAILY NET ASSETS              BASED FEES
$       0-85B                    0.0051%
        >$85B                    0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Portfolio. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Portfolio, $1,500 for the third manager in each Portfolio and $500 for each manager beyond the third manager in each Portfolio. Finally, PFPC is entitled to receive certain out-of-pocket costs.

     Each Portfolio's share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Portfolio, and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Portfolios. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Portfolios on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Portfolios on a continuous basis. For the period June 1, 2005 through May 31, 2006, the Portfolios paid (in the aggregate) to the Distributor $ in underwriting commissions, and the Distributor retained $ . For the period April 11, 2005 through May 31, 2005, the Portfolios paid (in the aggregate) to the Distributor $37,071 in underwriting commissions, and the Distributor retained $0. For the period June 1, 2004 through April 10, 2005, the Portfolios paid (in the aggregate) $2,220,420 to Stephens in underwriting commissions, and Stephens retained $0. For the fiscal year ended May 31, 2004, the Portfolios (except for the Conservative Allocation, Growth

Allocation, and Moderate Balanced Portfolios) paid (in the aggregate) $1,915,847 to Stephens in underwriting commissions, and Stephens retained $131,580.

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Portfolio or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Portfolio. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Portfolio is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Portfolio's shares.

     Each Portfolio's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Portfolio is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Portfolio calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Portfolio calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Portfolio's assets that are invested in other mutual funds, the Portfolio's NAV is calculated based upon the net asset values of the other mutual funds in which the Portfolio invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Portfolios may be purchased on any day a Portfolio is open for business. Each Portfolio is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Portfolio received before such Portfolio's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Portfolio's NAV calculation time generally are processed at such Portfolio's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order.

Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Portfolios will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Portfolios may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Portfolio. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Portfolios will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Portfolio and that such Portfolio receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Portfolio; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Portfolio reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Portfolio may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Portfolio's responsibilities under the 1940 Act. In addition, the Portfolio may redeem shares involuntarily to reimburse a Portfolio for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Portfolio as provided from time to time in the Prospectuses.

     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders with an existing Wells Fargo
------------------------
Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/ advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Portfolio shares in addition to those fees described in the Prospectus in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Portfolio shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Portfolio's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Portfolios' distributor or their affiliates expect (as of December 31, 2005) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Portfolios or for services to the Portfolios and their shareholders ("Marketing and Shoreholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:

     o A.G. Edwards & Sons, Inc.

     o Allstate Financial Services, LLC

     o Ameriprise Financial Services, Inc.

     o AXA Advisors, LLC

     o Bear, Stearns Securities Corp.

     o Charles Schwab & Co., Inc.

     o Citigroup Global Markets, Inc.

     o CitiStreet Advisors LLC

     o Fidelity Investments Institutional Services Company, Inc.

     o Financial Network Investment Corp.

     o Fiserv Securities, Inc.

     o GWFS Equities, Inc.

     o ING Financial Partners, Inc.

     o Linsco/Private Ledger Corporation

     o Mellon Financial Markets, LLC

     o Merrill Lynch, Pierce, Fenner & Smith Incorporated

     o Morgan Stanley DW, Inc.

     o Multi-Financial Securities Corporation

     o Pershing LLC

     o Prudential Retirement Brokerage Services, Inc.

     o Raymond James & Associates, Inc.

     o Robert W. Baird & Co. Incorporated

     o Transamerica Financial Advisors, Inc.

     o UBS Financial Services Inc.

     o Valic Financial Advisors, Inc.

     o Wachovia Securities, LLC

     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Portfolios and their shareholders, such as banks, insurance compaines and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Portfolios' distributor or their affiliaties through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser are responsible for the Portfolios' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of equity securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, affiliated broker-dealers. However, the Portfolios and Funds Management have adopted a policy pursuant to Rule 12b-1(h) under the 1940 Act that prohibits the Portfolios from directing portfolio brokerage to brokers who sell Portfolio shares as compensation for such selling efforts. In the over-the-counter market, securities are generally traded on a "net" basis with broker-dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the broker-dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Portfolio's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Portfolio may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Portfolio, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of each Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Portfolio may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Portfolios.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Portfolios whenever such changes are believed to be in the best interests of the Portfolios and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Portfolios, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Portfolio's shareholders.

     The table below shows the Portfolios' portfolio turnover rates for the last two fiscal periods:

                                  PORTFOLIO            PORTFOLIO
                                TURNOVER RATE        TURNOVER RATE
FUND                             MAY 31, 2006        MAY 31, 2005
Conservative Allocation                                     9%
Equity                                                     92%
Growth Allocation                                          28%
Growth Balanced                                            98%
Moderate Balanced                                          16%
Tactical Equity                                           110%

     Brokerage Commissions. For the fiscal years ended [May 31, 2006,] May 31,
     ---------------------
2005, and May 31, 2004, the Portfolios paid no brokerage commissions. No commissions were paid to affiliated brokers.

                              PORTFOLIO EXPENSES

     From time to time, Funds Management may waive fees from a Portfolio in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Portfolio's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Portfolio); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Portfolio; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Portfolio's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Portfolio are charged against Portfolio assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Portfolios, in a manner proportionate to the net assets of each Portfolio, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Portfolios. This section of the SAI provides additional information concerning federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Portfolio shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Portfolio shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Portfolios. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Portfolio, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Portfolio qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code, as long as such qualification is in the best interests of the Portfolio's shareholders. Each Portfolio will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Portfolio even though each RIC is a series of the Trust. Furthermore, each Portfolio will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Portfolio must, among other things, derive at least 90% of its gross income from each taxable year dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Portfolio's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Portfolio must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Portfolio's total assets or 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Portfolio's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Portfolio controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Portfolio may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Portfolio generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Portfolio meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Portfolio generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Portfolio may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Portfolio in the year they are actually distributed. However, if a Portfolio declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Portfolio and its shareholders will be treated as if the Portfolio paid the distribution by December 31 of the first taxable year. Each Portfolio intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Portfolio-level federal income taxation of such income and gain. However, no assurance can be given that a Portfolio will not be subject to federal income taxation.

     If, for any taxable year, a Portfolio fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, all distributions from the Portfolio's current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Portfolio may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Portfolio to the IRS. In addition, if the Portfolio failed to qualify as a RIC for a period greater than two taxable years, the Portfolio may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Portfolio had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Portfolio may use the so-called
     -----------------------
"equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Portfolio's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Portfolio to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Portfolio's total returns, it may reduce the amount that the Portfolio would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Portfolio distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Portfolios, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Portfolio is permitted to carry forward a
     ---------------------------
net capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Portfolio's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Portfolio-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Portfolios cannot carry back or carry forward any net operating losses.

                            CAPITAL LOSS CARRY-
FUND                            FORWARD ($)        EXPIRATION DATE
  Equity                   $                            2009
                           $                            2010
                           $                            2011
                           $                            2012
  Growth Balanced          $                            2011
  Tactical Equity          $                            2010
                           $                            2011
                           $                            2012


     If a Portfolio engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Portfolios have engaged in reorganizations or may engage in reorganizations in the future.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each
     ----------
Portfolio's net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its net capital gains (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and net capital gains from previous years that were not distributed during such years. Each Portfolio intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Portfolio will not be subject to the excise tax.

     Investment through Underlying Funds. The Portfolios seek to continue to
     -----------------------------------
qualify as RICs by investing substantially all of their assets through the Underlying Funds. Each Underlying Fund intends to continue to qualify as a RIC under the Code as well.

     Taxation of Portfolio Investments. In general, realized gains or losses on
     ---------------------------------
the sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Portfolio has held the disposed securities for more than one year at the time of disposition.

     If a Portfolio purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Portfolio may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Portfolio will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Portfolio at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Portfolio held the debt obligation. A Portfolio generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Portfolio. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Portfolio which the Portfolio otherwise might have continued to hold.

     If an option granted by a Portfolio is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Portfolio of the option from its holder, the Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Portfolio in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Portfolio pursuant to the exercise of a call option granted by it, the Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Portfolio pursuant to the exercise of a put option written by it, the Portfolio will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Portfolio will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Portfolio to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Portfolio to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Portfolio in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Portfolio's income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Portfolio's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Portfolio to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Portfolio's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Portfolio or its shareholders in future years.

     Offsetting positions held by a Portfolio involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Portfolio is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Portfolio may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Portfolio may differ. Generally, to the extent the straddle rules apply to positions established by a Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income of long-term capital gain, may be increased or decreased substantially as compared to if a Portfolio had not engaged in such transactions.

     If a Portfolio enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Portfolio will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Portfolio enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract;
(iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Portfolio's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Portfolio's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Portfolio's taxable year and the Portfolio holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Portfolio may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Portfolio would have had if the Portfolio directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     "Passive foreign investment corporations" ("PFICs") are generally defined as foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income. If a Portfolio acquires any equity interest (which generally includes not only stock but also an option to acquire stock such as is inherent in a convertible bond under proposed U.S. Treasury Regulations) in a PFIC, the Portfolio could be subject to federal income tax and IRS interest charges on "excess distributions" received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Portfolio is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions would have been classified as capital gain.

     A Portfolio will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Portfolio to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Portfolios may limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments. Because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, however, a Portfolio may incur the tax and interest charges described above in some instances.

     Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Portfolio intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Portfolio as a RIC might be jeopardized. Each Portfolio intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Portfolio to qualify as a RIC may limit the extent to which a Portfolio will be able to engage in swap agreements.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Portfolios may involve sophisticated tax rules that may result in income or gain recognition by the Portfolios without corresponding current cash receipts. Although the Portfolios seek to avoid significant noncash income, such noncash income could be recognized by the Portfolios, in which case the Portfolios may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Portfolios could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Portfolios in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

     Taxation of Distributions. All distributions paid out of a Portfolio's
     -------------------------
earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Portfolio, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a federal income tax return. For federal income tax purposes, a Portfolio's earnings and profits, described above, are determined at the end of the Portfolio's taxable year and are allocated pro rata over the entire year. Distributions in excess of a Portfolio's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Portfolio shares and then capital gain. A Portfolio may make distributions in excess of earnings and profits to a limited extent, from time to time.

     Distributions designated by a Portfolio as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Portfolio's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Portfolio shares, but are not eligible for the dividends-received deduction for corporations. Each Portfolio will designate capital gain distributions, if any, in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Portfolio earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Portfolio Shares. If a shareholder sells, pursuant
     ---------------------------------------
to a cash or in-kind redemption, or exchanges his or her Portfolio shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Portfolio shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Portfolio, explained further below, may be required to treat a loss on the sale or exchange of Portfolio shares as a long-term capital loss.

     If a shareholder sells or exchanges Portfolio shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Portfolio or a different RIC, the sales charge previously incurred in acquiring the Portfolio's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Portfolio shares, the loss may be disallowed under "wash sale" rules to the extent that the shares disposed of are replaced with other shares of the same Portfolio within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Portfolio share and such Portfolio share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Portfolio share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Portfolio on foreign securities may
     -------------
be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Portfolio will be eligible to file an annual election with the IRS pursuant to which the Portfolio may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Portfolio, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to applicable to individuals is 35% for ordinary income; (ii) an 15% for net capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Portfolio itself. If 95% or more of a Portfolio's gross income constitutes qualified dividend income, all of its distributions will generally be treated as qualified dividend income in the hands of individual shareholders, have owned their Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Portfolio's ex-dividend date. If less than 95% of the Portfolio's income is attributable to qualified dividend income, then only the portion of the Portfolio's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Portfolio derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Portfolio distributions as qualified dividend income are complex, including the holding period requirements. Individual Portfolio shareholders therefore are urged to consult their own tax advisors and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Portfolio shareholder if the shareholder fails to furnish the Portfolio with a correct "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Portfolio that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may credit amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS.An investor must provide a valid TIN upon opening or reopening an account. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Portfolios may be available for a
     ------------------
variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Portfolio shares through such plans and/or accounts.

     Corporate Shareholders. Subject to limitation and other rules, a corporate
     ----------------------
shareholder of a Portfolio may be eligible for the dividends-received deduction on Portfolio distributions attributable to dividends received by the Portfolio attributable to domestic corporations if the corporate shareholder would qualify for such deduction if the Portfolio were not a RIC. The dividends-received deduction may be subject to certain reductions, and a distribution by a Portfolio attributable to dividends of a domestic corporation will only be eligible for the deduction if certain holding period requirements are met. These requirements are complex, and, therefore, corporate shareholders of the Portfolios are urged to consult their own tax advisors and financial planners.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Portfolio as "interest-related distributions" generally attributable to the Portfolio's net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Portfolio obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify for an interest-related distribution, the Portfolio must designate a distribution as such not later than 60 days after the close of the Portfolio's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Portfolio, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Portfolio shares, capital gain distributions and, with respect to taxable years of a Portfolio beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Portfolio obtains a properly completed and signed certificate of foreign status, unless:
(i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Portfolio beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder.. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Portfolios do not expect Portfolio shares to constitute U.S. real property interests, a portion of a Portfolio's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Portfolio in a written notice mailed by the Portfolio to its shareholders not later than 60 days after the close of the Portfolio's taxable year generally attributable to its net short-term capital gain. Even if permitted to do so, the Portfolios provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Portfolio makes such designations, if you hold Portfolio shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Portfolio shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Portfolio shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Portfolio's taxable year immediately preceding the shareholder's date of death, the assets of the Portfolio that were "qualifying assets" (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Portfolio. In general, no federal gift tax will be imposed on gifts of Portfolio shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Portfolio shares through foreign partnerships.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Portfolios of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Portfolio shareholders, without regard to any relationship that any affiliated person of the Portfolio (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Portfolios' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Portfolio. While each Portfolio does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Portfolios.

     The Procedures set forth Funds Management's general position on various proposals, such as:

  o Routine Items - Funds Management will generally vote for the ratification
    -------------
     of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

  o Corporate Governance - Funds Management will generally vote for charter
    --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

  o Anti-Takeover Matters - Funds Management generally will vote for proposals
    ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

  o Mergers/Acquisitions and Corporate Restructurings - Funds Management's
    -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

     o Shareholder Rights - Funds Management will generally vote against
       ------------------
proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Portfolios and in the best interests of Portfolio shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Portfolio's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or
(4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Portfolios (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Portfolios and Portfolio shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Portfolios'Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

     1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

     2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

     1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

     2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

     3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilitze the services of software provider Advest to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent hoewever, only for those Funds in which the sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Portfolios are six series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a serie's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Portfolio have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Portfolio's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of an advisory agreement, since it affects only one Portfolio, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Portfolio, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Portfolio. The term "majority," when referring to approvals to be obtained from shareholders of the Portfolio, means the vote of the lesser of (i) 67% of the shares of the Portfolio represented at a meeting if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Portfolio represents an equal proportional interest in the Portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Portfolio as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Portfolio are entitled to receive the assets attributable to that Portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of September 5, 2006 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Portfolio or 5% or more of the voting securities of the Portfolio as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Portfolio as a whole.

                           5% OWNERSHIP AS OF SEPTEMBER 2, 2006

                                                                      PERCENTAGE
PORTFOLIO                      NAME AND ADDRESS                      OF PORTFOLIO
-------------------------      -------------------------------      -------------
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
CONSERVATIVE ALLOCATION                                             %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
EQUITY                                                              %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
GROWTH ALLOCATION                                                   %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
GROWTH BALANCED                                                     %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
MODERATE BALANCED                                                   %
                               PO BOX 9446
                               MINNEAPOLIS MN 55440-9446
                               AMERICAN ENTERPRISE INVESTMENT
                               SERVICES FBO
TACTICAL EQUITY                                                     %
                               PO BOX 9446
                               MINNEAPOLIS, MN 55440-9446

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Portfolio), or is identified as the holder of record of more than 25% of a class (or Portfolio) and has voting and/or investment powers, it may be presumed to control such class (or Portfolio).

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Portfolios and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Portfolios for the fiscal year ended May 31, 2006, are hereby incorporated by reference to the Portfolios' Annual Report.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), A.M. Best Company ("Best"), and Dominion Bond Ratings Service, Ltd. ("DBRS") represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Portfolios, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolios. The adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
     ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253


                                     PART C
                               OTHER INFORMATION


Item 23. Exhibits.
         --------



            EXHIBIT
             NUMBER                  DESCRIPTION
--------------------------------     ---------------------------------------------------------------------------------------
 (a)                             -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                                     Amendment No. 83, filed April 11, 2005.


 (b)                             -   Not Applicable.


 (c)                             -   Not Applicable.


 (d)       (1)            (i)    -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No.93, filed June 26, 2006.


                         (ii)    -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                                     Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


           (2)            (i)    -   Not Applicable.


                         (ii)    -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                                     Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                                     November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                                     No. 93, filed June 26, 2006.


                        (iii)    -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                                     Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                                     November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                                     No. 93, filed June 26, 2006.


                         (iv)    -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                                     America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                                     1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.


                          (v)    -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                                     Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                                     87, filed November 1, 2005.


                         (vi)    -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                                     Schedule A, and Appendix A, incorporated by referenced to Post-Effective Amendment
                                     No. 92, filed May 1, 2006.


                        (vii)    -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                                     Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                                     Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.


                       (viii)    -   Not Applicable.


                          (ix)   -   Investment Sub-Advisory Agreement with Cadence Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, filed herewith.



                                   Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference
                (x)            -   to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, filed herewith.


                    (xi)       -   Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                                   Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                                   88, filed December 1, 2005.


                    (xii)      -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


                    (xiii)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.


                    (xiv)      -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                                   Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                                   88, filed December 1, 2005.


                    (xv)       -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.


                    (xvi)      -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.


                    (xvii)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.


(e)                            -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


(f)                            -   Not Applicable.


(g)     (1)                    -   Not Applicable.


        (2)                    -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


                   (i)         -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                                   Post-Effective Amendment No. 93, filed June 26, 2006.


        (3)                    -   Amended and Restated Securities Lending Agreement by and among Wells Fargo Funds
                                   Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Exhibit A incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


        (4)                    -   Not Applicable.


(h)     (1)                    -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


        (2)                    -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                                   Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                                   11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Appendix A, incorporated by reference to Post-Effective
                                   Amendment No. 92, filed May 1, 2006.


        (3)                    -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                                   Schedule A, incorporated by reference to Post-Effective Amendment No. 93, filed June
                                   26, 2006.



                            Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                            16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective
        (4)             -   Amendment No. 93, filed June 26, 2006.


         (5)            -   Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment
                            No. 8, filed December 17, 1999.


                (i)     -   Legal Opinion, incorporated by reference to Post-Effective Amendment No. 83, filed
                            April 11, 2005l.


(j)      (A)            -   Not Applicable.


(j)      (1)            -   Not Applicable.


         (2)            -   Not Applicable.


         (3)            -   Not Applicable.


         (4)            -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                            Amendment No. 72, filed June 30, 2004.


         (5)            -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                            Amendment No. 72, filed June 30, 2004.


         (6)            -   Not Applicable.


         (7)            -   Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective
                            Amendment No. 72, filed June 30, 2004.


         (8)            -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                            Amendment No. 72, filed June 30, 2004.


         (9)            -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                            Amendment No. 72, filed June 30, 2004.


        (10)            -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                            Amendment No. 72, filed June 30, 2004.


        (11)            -   Not Applicable.


        (12)            -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                            Amendment No. 72, filed June 30, 2004.


        (13)            -   Not Applicable.


        (14)            -   Not Applicable.


        (15)            -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                            Amendment No. 90, filed March 1, 2006.


        (16)            -   Power of Attorney, A. Erdem Cimen, incorporated by reference to Post-Effective
                            Amendment No. 92, filed May 1, 2006.


(k)                     -   Not Applicable.


(l)                     -   Not Applicable.


(m)                     -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                            November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                            No. 93, filed June 26, 2006.


(n)                     -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 83, filed
                            April 11, 2005; Appendix A and B, incorporated by reference to Post-Effective
                            Amendment No. 93, filed June 26, 2006.


(o)                     -   Not Applicable.


(p)      (1)            -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post- Effective Amendment No. 93, filed June 26, 2006.



            Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
            Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 93, filed
(2)     -   June 26, 2006.


 (3)    -   Not Applicable.


 (4)    -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26,
            2006.


 (5)    -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 87, filed November 1, 2005.


 (6)    -   Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 93, filed June 26, 2006.


 (7)    -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.


 (8)    -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 93, filed June 26, 2006.


 (9)    -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 93, filed June 26, 2006.


(10)    -   Not Applicable.


(11)    -   Not Applicable.


(12)    -   Not Applicable.


(13)    -   Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 87, filed November 1, 2005.


(14)    -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.


(15)    -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 87, filed November 1, 2005.


(16)    -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 93, filed June 26, 2006.


(17)    -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 93, filed June 26, 2006.


(18)    -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 87, filed November 1, 2005.



Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------


     Registrant believes that no person is controlled by or under common control with Registrant.


Item 25. Indemnification.
         ---------------


     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.


Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------


     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.


     (b) Global Index Advisors, Inc. ("Global Index Advisors" or "GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust ("Master Trust") in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


     (j) Sutter Advisors LLC ("Sutter") serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (k) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (l) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (m) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (n) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (o) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.


     (p) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions


Item 27. Principal Underwriters.
         ----------------------


     (a) Wells Fargo Funds Distributor, LLC ("Funds Distributor"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.


     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.



(1)                                                  (2)                            (3)
NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH     POSITIONS AND OFFICES WITH
ADDRESS                                          UNDERWRITER                        FUND
------------------------------------- --------------------------------- ---------------------------
Cara Peck                             Director, President & Secretary   None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


Kevin J. Scott                        Financial Operations Officer      None
Wells Fargo Funds Management, LLC      (FINOP)
100 Heritage ReserveMenomonee Falls,
WI 53051


Dorothy A. Peters                     Chief Compliance Officer          Chief Compliance Officer
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Steven R. Schneider                   Compliance Officer and            None
Wells Fargo Funds Management, LLC     Anti-Money Laudering Officer
100 Heritage ReserveMenomonee Falls,
WI 53051

(1)                                             (2)                         (3)
NAME AND PRINCIPAL BUSINESS         POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
ADDRESS                                     UNDERWRITER                     FUND
---------------------------------- ---------------------------- ---------------------------
Carol A. Jones Lorts               Director                     None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105


Mathew H. Lobas                    Director                     None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.


Item 28. Location of Accounts and Records.
         --------------------------------


     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105 .


     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105 .


     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.


     (d) Global Index Advisors maintains all Records relating to their services as sub-adviser at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305.


     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105 .


     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.


     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.


     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.


     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.


     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.


     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.


     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.


     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.


     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.


     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.


     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.


     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.


Item 29. Management Services.
         -------------------


     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


Item 30. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a)(1) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 18th day of July, 2006.



                                WELLS FARGO FUNDS TRUST


                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 95 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:



SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ ----------
                  *                 Trustee
---------------------------------
Thomas S. Goho


                  *                 Trustee
---------------------------------
Peter G. Gordon


                  *                 Trustee
---------------------------------
Richard M. Leach


                  *                 Trustee
---------------------------------
J. Tucker Morse


                  *                 Trustee
---------------------------------
Olivia S. Mitchell


                  *                 Trustee
---------------------------------
Timothy J. Penny


                  *                 Trustee
---------------------------------
Donald C. Willeke


                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch


                  *                 Treasurer                      7/18/2006
---------------------------------   (Principal Financial Officer)
A. Erdem Cimen


------

* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        July 18, 2006

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253


                                 EXHIBIT INDEX



EXHIBIT
NUMBER   DESCRIPTION
-------- ------------
None